FIRST AMERICAN INVESTMENT FUNDS, INC.




EQUITY FUNDS



1999 ANNUAL REPORT




[LOGO] FIRST AMERICAN FUNDS(R)
           THE POWER OF DISCIPLINED INVESTING(R)

FIRST AMERICAN FAMILY OF FUNDS     INVESTMENTS FOR EVERY GOAL

------------------------
HIGHER RISK/RETURN                 FIRST AMERICAN FUNDS OFFER A FULL RANGE
POTENTIAL                          OF INVESTMENT STRATEGIES TO HELP YOU
------------------------           CREATE A PERSONALIZED, DIVERSIFIED
                                   PORTFOLIO. SUPPORTED BY EXTENSIVE
  SECTOR FUNDS                     RESEARCH AND A HIGHLY DEVELOPED TEAM
  Health Sciences                  APPROACH TO INVESTMENT DECISION MAKING,
  Real Estate Securities           FIRST AMERICAN FUNDS CAN HELP BUILD A
  Technology                       WINNING STRATEGY FOR ANY INVESTOR.

  INTERNATIONAL FUNDS
  Emerging Markets
  International
  International Index

  SMALL CAP FUNDS
  Micro Cap Value
  Regional Equity
  Small Cap Growth
  Small Cap Value
                                   TABLE OF
  MID CAP FUNDS                    CONTENTS
  Mid Cap Growth
  Mid Cap Value                    ---------------------------------------------
                                   MESSAGE TO SHAREHOLDERS                   1
  LARGE CAP FUNDS                  ---------------------------------------------
  Balanced                         WHAT A DIFFERENCE A YEAR MAKES            2
  Equity Income                    ---------------------------------------------
  Equity Index                     EQUITY FUNDS OVERVIEW                     4
  Large Cap Growth                 ---------------------------------------------
  Large Cap Value                  REPORT OF INDEPENDENT AUDITORS            6
                                   ---------------------------------------------
  STRATEGY FUNDS                   LARGE CAP FUNDS                           7
                                   ---------------------------------------------
  BOND FUNDS                           Statements of Net Assets             12
                                   ---------------------------------------------
  TAX FREE BOND FUNDS                  Statements of Operations             26
                                   ---------------------------------------------
  MONEY MARKET FUNDS                   Statements of Changes in Net Assets  28
                                   ---------------------------------------------
------------------------               Financial Highlights                 30
LOWER RISK/RETURN                  ---------------------------------------------
POTENTIAL                          MID CAP FUNDS                            35
------------------------           ---------------------------------------------
                                       Statements of Net Assets             37
                                   ---------------------------------------------
                                       Statements of Operations             40
                                   ---------------------------------------------
                                       Statements of Changes in Net Assets  41
                                   ---------------------------------------------
                                       Financial Highlights                 42
                                   ---------------------------------------------
                                   SMALL CAP FUNDS                          44
                                   ---------------------------------------------
                                       Statements of Net Assets             48
                                   ---------------------------------------------
                                       Statements of Operations             57
                                   ---------------------------------------------
                                       Statements of Changes in Net Assets  58
                                   ---------------------------------------------
                                       Financial Highlights                 60
                                   ---------------------------------------------
                                   INTERNATIONAL FUNDS                      64
                                   ---------------------------------------------
                                       Statements of Net Assets             68
                                   ---------------------------------------------
                                       Statements of Operations             82
                                   ---------------------------------------------
                                       Statements of Changes in Net Assets  83
                                   ---------------------------------------------
                                       Financial Highlights                 84
                                   ---------------------------------------------
                                   SECTOR FUNDS                             86
                                   ---------------------------------------------
                                       Statements of Net Assets             89
                                   ---------------------------------------------
                                       Statement of Assets and Liabilities  93
                                   ---------------------------------------------
                                       Statements of Operations             94
                                   ---------------------------------------------
                                       Statements of Changes in Net Assets  95
                                   ---------------------------------------------
                                       Financial Highlights                 96
                                   ---------------------------------------------
                                   NOTES TO FINANCIAL STATEMENTS            98
                                   ---------------------------------------------
                                   NOTICE TO SHAREHOLDERS                  116
                                   ---------------------------------------------


            NOT FDIC INSURED    NO BANK GUARANTEE    MAY LOSE VALUE

MESSAGE TO SHAREHOLDERS   SEPTEMBER 30, 1999


DEAR SHAREHOLDERS:

     On behalf of the entire board of directors -- thank you for the ongoing opportunity you have given us to manage your investments. Each year we are proud to continue supporting our long-term investors and we are always pleased to see the new investors that have joined the First American family of funds.

     A QUICK LOOK AT THE YEAR.

     The past year was another volatile time for investors. A solid economy, strong corporate profits plus a recovery in Asian markets combined to send the stock market upward, with the Dow Jones Industrial Average hitting a new high. It was reassuring to see market success beyond the large-cap growth stocks that dominated the market in 1998, with a resurgence of small- and mid-cap stocks, as well as international and emerging market stocks. Still, equity investors experienced dramatic ups and downs throughout the year due to rapidly changing economic conditions.

     WHAT DOES IT MEAN FOR INVESTORS?

     Market volatility is always unnerving -- but mostly to short-term investors. As an equity investor, your focus is on the long term, with an emphasis on diversification. The key message is stick with it -- a message worth repeating in shifting financial markets.

     Now more than ever, a consistent long-term approach should help ride out the ups and downs of short-term volatility. Indeed, the best way to manage volatility is to stay invested and keep investing over time. The article on the following page expands on this idea.

     Again, thank you for investing with First American Funds. As we approach the millennium, we wish you continued success and prosperity.


     Sincerely,

     /s/ Virginia L. Stringer             /s/ Paul A. Dow

     VIRGINIA L. STRINGER                 PAUL A. DOW
     Chairperson                          Chief Investment Officer and President
     First American Investment            First American Asset Management
     Funds, Inc.


                                 1     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

WHAT A DIFFERENCE A YEAR MAKES


Turn back the clock to September 1998. Newspaper headlines were dominated by the financial crisis sweeping across Asia, Latin America and Russia. At the height of the crisis, the Dow Jones Industrial Average (DJIA) shed nearly 20% of its value. Some predicted that the U.S. economy would slide into a recession, erasing years of investment gains.

A year later, the DJIA has surged approximately 2,500 points, with some financial experts alluding to a "New Economy" defined by unprecedented growth. Yet a host of new challenges could threaten to derail these great expectations. The Federal Reserve twice raised interest rates to quell the risk of higher inflation, which turned the bond market bearish and triggered volatility in equity markets.

All in all, many investors now wonder whether fundamental changes are again underway in financial markets. Sound familiar?


SEEING THE FOREST FOR THE TREES
--------------------------------------------------------------------------------

Keep in mind that the same economic fundamentals have been in place in the U.S. throughout the past year: low unemployment, low inflation and rising productivity. For the most part, America's Goldilocks economy remains just right. International markets are also healthy, and Japan is on the rebound.

The point is that when it comes to investing, there's always something to worry about. Fear of the unknown causes people to lose sight of their long-term goals as they react to the latest perceived threat. Along the way, some investors forget a valuable lesson learned through history: on average, stocks have returned more than 11% annually and continue to provide the best long-term investment opportunities.


     INVESTORS WHO OVERREACTED DURING LAST YEAR'S MARKET CRISIS AND SOLD THEIR STOCKS OR EQUITY FUNDS MISSED OUT ON THE GREATEST MARKET RALLY IN RECENT HISTORY.


                                 2     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

WHAT A DIFFERENCE A YEAR MAKES


ITS BETTER TO  ACT THAN REACT
--------------------------------------------------------------------------------

What's next for the U.S. economy? No one knows for sure. But you can be certain that today's hot investment may become tomorrow's outcast. Or that interest rates will rise and fall. That's the natural ebb and flow of financial markets. With this in mind, it's important to take a long-term perspective backed by a diversified investment portfolio to weather rapidly changing financial markets.

Asset allocation -- a strategy designed to create diversified portfolios from a blend of different asset classes -- forms the foundation of any diversification strategy. That's because different asset classes often move in opposite directions, with declines in one class offset by increases in another. It's a tried-and-true approach that may help reduce volatility and generate more balanced returns.

At the same time, systematic investing can make market volatility beneficial. While systematic investing does not ensure a profit or avoid a loss, you have the long-term potential to lower your average cost if you invest regularly through changing market conditions.

Finally, we would like to reiterate a familiar investment message: it's time in the market that counts, not market timing. First American adheres to this philosophy. Across our comprehensive array of stock and bond mutual funds, we take a long-term perspective to money management while maintaining flexibility to benefit from short-term fluctuations. In addition, our tradition of conservative management and innovative products can help build a winning strategy for any investor.


TAKE TIME TO REVISIT YOUR ASSET ALLOCATION
--------------------------------------------------------------------------------

From time to time, you may need to refine your asset allocation to reflect your changing goals or risk tolerance. Should that need arise, please don't hesitate to contact your investment professional. Your investment professional can offer a range of First American funds to meet any need, plus the advice to help you reach your investment goals.


                                 3     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

EQUITY FUNDS


A year ago September, many investors were lamenting the demise of the bull market. As you recall, late last summer a half-dozen Asian economies had plunged into recession, Russia stood on the verge of default, while at home corporate profit growth fell to single digits. Commodity prices dropped to historic lows, sending energy stocks into a freefall. The Dow Jones Industrial Average (DJIA) reflected this economic malaise, dropping below the 8,000 mark. Investors sought shelter from the storm in domestic large-cap growth funds, with the flight to quality sending large-cap stock valuations skyward as other asset classes barely managed to tread water.

Still, with unemployment at a 29-year low, consumer confidence at 30-year highs and a fundamentally strong domestic economy, the stock market soon shrugged off these concerns to begin its ascent toward record highs. Today, despite the stock market's summer swoon, the DJIA has climbed more than 18%. Asia's emerging countries are on the rebound, Japan's Nikkei Index is up nearly 30%, and small-cap and international stocks have returned to favor.

The second calendar quarter signaled another turning point within equity markets, as share prices for smaller companies and cyclically sensitive sectors outperformed large-cap growth for the first time in several years. For example, the Standard and Poor's small-cap index was up 11.7% from early April through June 15. In contrast, over the same period the S&P 500 index remained flat.


                                 4     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

Investor worries about excessive valuations during a period of rising interest rates and uncertainty about inflation helped value stocks outperform growth stocks during the second calendar quarter. During April and May, value stocks posted a 6.7% gain compared to a -3.1% return for large-cap growth stocks as measured by the S&P BARRA Value and Growth Indexes. For the third calendar quarter, the large-cap value sector was down 12%, according to the S&P BARRA Value Index. Even the powerful large-cap growth stocks that have dominated the market over the past two years were down 8% from their mid-July peak, judging by the S&P BARRA Growth Index.

While many investors embraced the broadening market with a sigh of relief, it's still too early to tell whether the small-cap rally will continue. In fact, the prospect of another rate hike in the fourth quarter coupled with slower economic growth may become catalysts for a market correction. Regardless, recent market moves provide vindication for having balanced portfolios to withstand changing conditions.





The following graphs compare First American fund performance with unmanaged indices. Indices do not pay management fees to cover costs of shareholder services and fund operating costs, or transaction costs to buy and sell securities. Unlike indices, mutual funds are never 100% invested because they need cash on hand to redeem shares. In addition, the performance shown for the funds includes all fund expenses and fees. If operating expenses such as the funds had been applied to the indices, their performance would have been lower. Please remember that an index is simply a measure of performance and one cannot invest in it directly.

Total return measures performance, assuming that all dividends and capital gains distributions were reinvested. Total return both with and without a sales charge, has been presented. All total returns are quoted for Class A shares before sales charges. The adjusted figures for Class A shares include the effect of paying the maximum initial sales charge of 5.25% on all equity funds. The adjusted figures for Class B shares assume redemption at the end of each period, with payment of any applicable CDSC. The adjusted figures for Class C shares include the effect of paying the maximum initial sales charge of 1.00% on Balanced, Equity Income, Equity Index, Large Cap Growth, Large Cap Value, Mid Cap Growth, Mid Cap Value, Small Cap Growth, Small Cap Value and International funds.


                                 5     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

REPORT OF INDEPENDENT
AUDITORS     SEPTEMBER 30, 1999

     To the Shareholders and Board of Directors
     First American Investment Funds, Inc.

     We have audited the accompanying statements of net assets of the Balanced, Equity Income, Equity Index, Large Cap Growth, Large Cap Value, Mid Cap Growth, Mid Cap Value, Micro Cap Value, Regional Equity, Small Cap Growth, Small Cap Value, Emerging Markets, International, International Index, Health Sciences, Real Estate Securities and Technology Funds (certain funds constituting First American Investment Funds, Inc.) (the "Funds") as of September 30, 1999, and the related statements of operations, statements of changes in net assets and financial highlights for the year then ended. We have also audited the accompanying statement of assets and liabilities of the Technology Fund as of September 30, 1999. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the year ended September 30, 1998, and the financial highlights for the periods presented through September 30, 1998, were audited by other auditors whose reports dated November 13, 1998, and September 12, 1997, expressed unqualified opinions on those statements and financial highlights.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above listed funds of First American Investment Funds, Inc. at September 30, 1999, and the results of their operations, changes in their net assets, and their financial highlights for the year then ended, in conformity with generally accepted accounting principles.


                                             /s/ Ernst & Young LLP

     Minneapolis, Minnesota
     November 2, 1999


                                 6     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

LARGE CAP FUNDS
BALANCED


INVESTMENT OBJECTIVE
     TO MAXIMIZE TOTAL RETURN BY INVESTING IN A COMBINATION
     OF EQUITY AND FIXED INCOME SECURITIES

With its diversified holdings currently comprised of 55% equities and 45% bonds -- the Balanced Fund seeks to capitalize on stock appreciation while producing predictable income through bonds. During the fiscal year ended September 30, 1999, that strategy helped the fund generate a modest 10.75% return.

While the bond component of the portfolio typically acts as a stabilizer against more volatile equity investments, rising interest rates sent bond prices falling, which impacted the performance of the fund's bond holdings. Yet, the emphasis on high-quality bonds helped to minimize negative returns.

In contrast, the fund's stock portfolio performed well thanks to an improving energy sector and several significant technology holdings. Within the energy sector, Elf Aquitaine was purchased by TotalFina, with the fund benefiting from the premium associated with TotalFina's takeover bid. Technology stocks, including Motorola, IBM and Seagate Technologies, were examples of large portfolio holdings that appreciated in value throughout the year.
Kimberly-Clark, a manufacturer of household products, was another strong performer.

Going forward, we believe that the fund's stock holdings show the potential for additional appreciation based on strong earnings growth from the portfolio's larger equity positions. Concerns about inflation may affect the bond holdings, but with a slowing economy, we feel that inflation will not pose a significant threat.


VALUE OF A $10,000 INVESTMENT

[PLOT POINTS CHART]

                           FIRST
            FIRST         AMERICAN          FIRST                  LEHMAN      60 S&P/40
           AMERICAN       BALANCED        AMERICAN     S&P 500   GOVERNMENT/  LEHMAN HYBRID      LIPPER
           BALANCED     FUND, CLASS A     BALANCED    COMPOSITE   CORPORATE   OF THE ABOVE      BALANCED
        FUND, CLASS A     ADJUSTED     FUND, CLASS Y    INDEX    BOND INDEX    BENCHMARKS    FUNDS AVERAGE
        -------------     --------     -------------    -----    ----------    ----------    -------------
12/1992    $10,000        $ 9,475         $10,000      $10,000    $10,000       $10,000         $10,000
 9/1993     10,978         10,402          10,978       10,755     11,138        10,909          10,940
 9/1994     11,311         10,717          11,318       11,152     10,677        10,967          10,938
 9/1995     13,637         12,921          13,683       14,464     12,209        13,534          13,056
 9/1996     15,766         14,938          15,857       17,403     12,760        15,408          14,700
 9/1997     19,834         18,792          20,007       24,439     13,983        19,637          18,303
 9/1998     19,976         18,928          20,213       26,653     15,779        21,828          18,929
 9/1999     22,124         20,962          22,450       34,062     15,523        25,192          21,306

PAST PERFORMANCE OF THE FUND IS NOT INDICATIVE OF FUTURE PERFORMANCE.


ANNUALIZED PERFORMANCE                                                    SINCE
                                     1 YEAR     3 YEAR      5 YEAR    INCEPTION
--------------------------------------------------------------------------------
Class A                              10.75%     11.96%      14.36%       12.48%
--------------------------------------------------------------------------------
Class A adjusted                      4.96%      9.96%      13.14%       11.60%
--------------------------------------------------------------------------------
Class B                               9.94%     11.15%      13.51%       13.03%
--------------------------------------------------------------------------------
Class B adjusted                      5.13%     10.06%      13.27%       12.91%
--------------------------------------------------------------------------------
Class C                               -          -           -           -0.21%+
--------------------------------------------------------------------------------
Class C adjusted                      -          -           -           -2.20%+
--------------------------------------------------------------------------------
Class Y*                             11.07%     12.29%      14.68%       12.73%
--------------------------------------------------------------------------------
S&P 500                              27.80%     25.09%      25.02%       19.91%
--------------------------------------------------------------------------------
Lehman Gov't/Corp. Bond              -1.62%      6.75%       7.77%        6.73%
--------------------------------------------------------------------------------
60/40 Hybrid                         15.41%     17.81%      18.20%       14.67%
--------------------------------------------------------------------------------
Lipper Balanced                      12.56%     13.10%      14.35%       11.95%
--------------------------------------------------------------------------------

Past performance of the fund is not indicative of future performance.

The inception date of the Class A shares is 12/14/92, the inception date of the Class B shares is 8/15/94, the inception date of the Class C shares is 2/1/99, and the inception date of the Class Y shares is 2/4/94.

The performance reflected in the graph begins on 12/31/92. The performance reflected in the table for Class A and Class Y shares begins on the inception date of Class A shares and Class B shares begin on 8/15/94.

*The performance presented links the performance of Class A shares from inception on 12/14/92 to 2/4/94 with the performance of Class Y shares after its inception on 2/4/94. The since inception return for Class Y shares from 2/4/94, is 12.75%.

+Cumulative since inception.

Performance reflects voluntary fee waivers in effect. In absence of such fee waivers, total returns would be reduced.


                                 7     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

LARGE CAP FUNDS
EQUITY INCOME


INVESTMENT OBJECTIVE
     SEEKS LONG-TERM GROWTH OF CAPITAL AND INCOME BY INVESTING PRIMARILY IN EQUITY SECURITIES THAT ARE EXPECTED TO PAY ABOVE-AVERAGE DIVIDENDS

The Equity Income Fund posted a modest return of 9.74% for the fiscal year ended September 30, 1999.

Several of the fund's largest holdings performed very strongly during the year. American Express delivered strong results in the generally weak financial services sector, delivering stronger than expected revenue and earnings growth, led by its travel services division. Johnson & Johnson, another large holding, significantly outpaced its peer companies in the weak healthcare sector. In the consumer cyclicals sector, Intimate Brands was a standout performer, reflecting continued strong prospects for its Bath & Body Works and Victoria's Secret brands. Time Warner also did well, as investors continued their enthusiasm for cable stocks and the prospects for high-speed internet access delivered through cable modems.

Energy sector holdings Amoco, Royal Dutch and Mobil contributed significantly to results as rising oil prices and cost-cutting opportunities through industry consolidation improved earnings growth prospects for the group. Amoco and Mobil received an extra boost from attractive merger offers, Amoco from British Petroleum and Mobil from Exxon.

Because the fund emphasizes stocks with above average dividends, it was handicapped during the year by the inability to fully participate in the outstanding performance of fast-growing technology companies, which typically don't pay meaningful dividends. Nevertheless, the outlook for the fund is generally positive as we enter the new year with a higher probability of a stabilizing interest rate environment, which should benefit the fund's high-quality portfolio.


VALUE OF A $10,000 INVESTMENT

[PLOT POINTS CHART]

                           FIRST
            FIRST         AMERICAN           FIRST                   LEHMAN      70 S&P/30
           AMERICAN     EQUITY INCOME      AMERICAN      S&P 500   GOVERNMENT/  LEHMAN HYBRID     LIPPER
        EQUITY INCOME   FUND, CLASS A   EQUITY INCOME   COMPOSITE   CORPORATE   OF THE ABOVE   EQUITY INCOME
        FUND, CLASS A     ADJUSTED      FUND, CLASS Y     INDEX    BOND INDEX    BENCHMARKS    FUNDS AVERAGE
        -------------     --------      -------------     -----    ----------    ----------    -------------
12/1992    $10,000        $ 9,475          $10,000       $10,000     $10,000       $10,000        $10,000
 9/1993     10,335          9,792           10,335        10,755      11,138        10,872         11,244
 9/1994     10,841         10,272           10,830        11,152      10,677        11,015         11,546
 9/1995     12,799         12,127           12,805        14,464      12,209        13,765         13,862
 9/1996     14,900         14,118           14,956        17,403      12,760        15,890         16,225
 9/1997     19,543         18,517           19,659        24,439      13,983        20,756         21,669
 9/1998     21,180         20,068           21,399        26,653      15,779        22,979         21,764
 9/1999     23,243         22,023           23,560        34,062      15,523        27,214         24,439

PAST PERFORMANCE OF THE FUND IS NOT INDICATIVE OF FUTURE PERFORMANCE.


ANNUALIZED PERFORMANCE                                                    SINCE
                                     1 YEAR      3 YEAR      5 YEAR   INCEPTION
--------------------------------------------------------------------------------
Class A                               9.74%      15.98%      16.48%      13.30%
--------------------------------------------------------------------------------
Class A adjusted                      3.98%      13.91%      15.22%      12.41%
--------------------------------------------------------------------------------
Class B                               9.10%      15.21%      15.68%      15.38%
--------------------------------------------------------------------------------
Class B adjusted                      4.10%      14.20%      15.45%      15.27%
--------------------------------------------------------------------------------
Class C                               -           -           -          -3.02%+
--------------------------------------------------------------------------------
Class C adjusted                      -           -           -          -4.96%+
--------------------------------------------------------------------------------
Class Y*                             10.10%      16.36%      16.82%      13.53%
--------------------------------------------------------------------------------
S&P 500                              27.80%      25.09%      25.02%      19.91%
--------------------------------------------------------------------------------
Lehman Gov't/Corp. Bond              -1.62%       6.75%       7.77%       6.73%
--------------------------------------------------------------------------------
70/30 Hybrid                         18.43%      19.64%      19.83%      15.99%
--------------------------------------------------------------------------------
Lipper Equity Income Average         12.29%      14.30%      15.81%      13.91%
--------------------------------------------------------------------------------

Past performance of the fund is not indicative of future performance.

The inception date of Class A shares is 12/18/92, the inception date of Class B shares is 8/15/94, the inception date of Class C shares is 2/1/99, and the inception date of Class Y shares is 8/2/94. The performance reflected in the graph begins on 12/31/92.

The performance reflected in the table for Class A and Class Y shares begins on the inception date of Class A shares.

The performance reflected in the table for Class B shares and Class C shares begins on the respective inception dates.

First American Asset Management became the investment advisor of the Equity Income Fund on 3/25/94. This was approved by shareholder vote on 4/28/94. Prior to the change, Boulevard Bank was the investment advisor of the fund.

*The performance for Class Y shares links the performance of Class A shares from inception on 12/18/92 to 8/2/94 with the performance of Class Y shares from 8/2/94, is 16.34%.

+Cumulative since inception.

Performance reflects voluntary fee waivers in effect. In absence of such fee waivers, total returns would be reduced.


                                 8     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

LARGE CAP FUNDS
EQUITY INDEX


INVESTMENT OBJECTIVE
     SEEKS TO PROVIDE INVESTMENT RESULTS THAT CORRESPOND
     WITH THE PERFORMANCE OF THE STANDARD & POOR'S 500 INDEX

It was a volatile, yet rewarding year for stocks within the Standard & Poor's 500 Index, with the Equity Index Fund earning a 27.30% return through the fiscal year ended September 30, 1999.

The fund mirrors the S&P's 500 index and therefore performs closely in line with that common measure of large-cap stocks. The fund owns all 500 stocks within the index, and generally matches its weighting of each stock. And like the S&P 500 Index, the fund experienced a traumatic fourth calendar quarter of 1998, only to trend upward throughout the remainder of the fiscal year.

The year ahead is likely to once again favor equities, although concerns over Y2K and rising interest rates could cloud this positive outlook. Still, we believe that in the foreseeable future, popular indices such as the S&P's 500 Index are poised to advance toward still-higher levels led by increased productivity and higher earnings growth.


VALUE OF A $10,000 INVESTMENT

[PLOT POINTS CHART]

                           FIRST
           FIRST         AMERICAN         FIRST
          AMERICAN     EQUITY INDEX      AMERICAN      S&P 500       LIPPER
       EQUITY INDEX    FUND, CLASS A   EQUITY INDEX    COMPOSITE     S&P 500
       FUND, CLASS A     ADJUSTED      FUND, CLASS Y     INDEX    FUNDS AVERAGE
       -------------     --------      -------------     -----    -------------
12/1992    $10,000        $ 9,475         $10,000       $10,000       $10,000
 9/1993     10,751         10,186          10,751        10,755        10,711
 9/1994     11,100         10,517          11,102        11,152        11,055
 9/1995     14,308         13,557          14,341        14,464        14,269
 9/1996     17,134         16,234          17,206        17,403        17,091
 9/1997     23,897         22,642          24,063        24,439        23,871
 9/1998     25,928         24,567          26,185        26,653        25,895
 9/1999     33,006         31,273          33,415        34,062        32,900

PAST PERFORMANCE OF THE FUND IS NOT INDICATIVE OF FUTURE PERFORMANCE.


ANNUALIZED PERFORMANCE                                                    SINCE
                                     1 YEAR      3 YEAR      5 YEAR   INCEPTION
--------------------------------------------------------------------------------
Class A                              27.30%      24.43%      24.35%      19.29%
--------------------------------------------------------------------------------
Class A adjusted                     20.63%      22.21%      23.02%      18.35%
--------------------------------------------------------------------------------
Class B                              26.38%      23.51%      23.43%      22.90%
--------------------------------------------------------------------------------
Class B adjusted                     21.38%      22.62%      23.26%      22.81%
--------------------------------------------------------------------------------
Class C                               -           -           -           0.76%+
--------------------------------------------------------------------------------
Class C adjusted                      -           -           -          -1.26%+
--------------------------------------------------------------------------------
Class Y*                             27.61%      24.76%      24.65%      19.50%
--------------------------------------------------------------------------------
S&P 500                              27.80%      25.09%      25.02%      19.91%
--------------------------------------------------------------------------------
Lipper S&P 500                       27.05%      24.49%      24.47%      19.43%
--------------------------------------------------------------------------------

Past performance of the fund is not indicative of future performance.

The inception date of the Class A shares is 12/14/92, the inception date of the Class B shares is 8/15/94, the inception date of the Class C shares is 2/1/99, and the inception date of the Class Y shares is 2/4/94.

The performance reflected in the graph begins on 12/31/92. The performance reflected in the table for Class A and Class Y shares begin on the inception date of Class A shares and Class B shares begin on 8/15/94.

*The performance presented links the performance of Class A shares from inception on 12/14/92 to 2/4/94 with the performance of Class Y shares after its inception on 2/4/94. The since inception return for Class Y shares from 2/4/94, is 21.55%.

+Cumulative since inception.

Performance reflects voluntary fee waivers in effect. In absence of such fee waivers, total returns would be reduced.


                                 9     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

LARGE CAP FUNDS
LARGE CAP GROWTH


INVESTMENT OBJECTIVE
     SEEKS LONG-TERM CAPITAL GROWTH WITH A SECONDARY OBJECTIVE OF CURRENT INCOME BY INVESTING IN STOCKS WITH MARKET CAPITALIZATIONS OF $5 BILLION OR MORE THAT ARE BELIEVED TO PROVIDE OUTSTANDING POTENTIAL FOR SUPERIOR GROWTH.*

The fiscal year ended September 30, 1999, was excellent for the Large Cap Growth Fund, which closed the fiscal year with a 36.00% return, surpassing the Standard & Poor's 500 Index and other relevant growth fund benchmarks.

The fund suffered a brief setback early in the second calendar quarter as investors began to take interest in a broader group of stocks, including small-caps and value stocks where prices were cheap compared to the high valuations of large-company growth stocks. Yet rising interest rates and uncertainty about the economy sent investors back to the large-cap growth stocks during the third quarter.

Although the fund's holdings represent all economic sectors included in the S&P 500 Index, technology stocks represent the fund's largest holdings -- and the greatest source of the fund's gains during the fiscal year. Technology companies such as Cisco Systems, Nokia, Nextel Communications and Sungard Data Systems -- all key portfolio holdings -- experienced strong growth as corporations spent billions of dollars to build systems designed to facilitate data movement.

The fund's health care and finance holdings were hit hard by rising interest rates, which eroded stock valuations. At current price levels, both sectors are attracting bargain-seeking investors, which would help improve stock prices.

The fund's technology holdings are well positioned to benefit from an ongoing demand for wireless equipment and service providers. And with an improving outlook for quality consumer cyclicals, the fund has added Walmart, Home Depot and Gap to its holdings.


VALUE OF A $10,000 INVESTMENT

[PLOT POINTS CHART]

                        FIRST
        FIRST          AMERICAN          FIRST
       AMERICAN        LARGE CAP        AMERICAN                    S&P         LIPPER
       LARGE CAP        GROWTH         LARGE CAP      S&P 500    500/BARRA     LARGE-CAP
        GROWTH       FUND, CLASS A       GROWTH      COMPOSITE    GROWTH     GROWTH FUNDS
     FUND, CLASS A     ADJUSTED      FUND, CLASS Y     INDEX       INDEX        AVERAGE
     -------------     --------      -------------     -----       -----        -------
12/1992    $10,000        $ 9,475          $10,000       $10,000     $10,000       $10,000
 9/1993      9,158          8,677            9,158        10,755       9,742        10,619
 9/1994      9,504          9,005            9,472        11,152      10,414        10,719
 9/1995     12,470         11,816           12,462        14,464      13,714        13,853
 9/1996     14,638         13,869           14,653        17,403      16,739        16,228
 9/1997     19,423         18,403           19,452        24,439      23,682        21,782
 9/1998     19,541         18,515           19,660        26,653      27,985        23,477
 9/1999     26,576         25,181           26,809        34,062      37,329        32,365

PAST PERFORMANCE OF THE FUND IS NOT INDICATIVE OF FUTURE PERFORMANCE.


ANNUALIZED PERFORMANCE                                                   SINCE
                                    1 YEAR      3 YEAR      5 YEAR   INCEPTION
--------------------------------------------------------------------------------
Class A                             36.00%      22.00%      22.83%      15.10%
--------------------------------------------------------------------------------
Class A adjusted                    28.86%      19.81%      21.52%      14.19%
--------------------------------------------------------------------------------
Class B                             34.99%      21.09%      21.91%      21.95%
--------------------------------------------------------------------------------
Class B adjusted                    29.99%      20.18%      21.73%      21.87%
--------------------------------------------------------------------------------
Class C                              -           -           -           6.04%**
--------------------------------------------------------------------------------
Class C adjusted                     -           -           -           3.97%**
--------------------------------------------------------------------------------
Class Y+                            36.36%      22.31%      23.13%      15.24%
--------------------------------------------------------------------------------
S&P 500                             27.80%      25.09%      25.02%      19.91%
--------------------------------------------------------------------------------
S&P 500 BARRA Growth                33.39%      30.65%      29.09%      21.55%
--------------------------------------------------------------------------------
Lipper Large-Cap Growth             37.86%      25.04%      24.02%      18.90%
--------------------------------------------------------------------------------

Past performance of the fund is not indicative of future performance.

The inception date of the Class A shares is 12/18/92, the inception date of the Class B shares is 8/15/94, the inception date of the Class C shares is 2/1/99, and the inception date of Class Y shares is 8/2/94.

The performance reflected in the graph begins on 12/31/92. The performance reflected in the table for Class A and Class Y shares begin on the inception date of Class A shares. The performance reflected in the table for Class B shares and Class C shares begins on their respective inception dates.

First American Asset Management became the investment advisor of the Large Cap Growth Fund on 3/25/94. This was approved by shareholder vote on 4/28/94. Prior to the change, Boulevard Bank was the investment advisor of the fund.

* Effective February 1, 2000, the fund will no longer have a secondary objective of current income. Based on a refinement of the investment strategy and changing market conditions, the fund will invest primarily in companies that reinvest their earnings to take advantage of long-term growth opportunities.

**Cumulative since inception.

+ The performance for Class Y shares links the performance of Class A shares from inception on 12/18/92 to 8/2/94 with the performance of Class Y shares after its inception on 8/2/94. The since inception return for Class Y shares from 8/2/94, is 22.87%.

Performance reflects voluntary fee waivers in effect. In absence of such fee waivers, total returns would be reduced.


                                10     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

LARGE CAP FUNDS
LARGE CAP VALUE


INVESTMENT OBJECTIVE
     SEEKS CAPITAL APPRECIATION WITH A SECONDARY OBJECTIVE OF CURRENT INCOME BY INVESTING IN A BROADLY DIVERSIFIED EQUITY PORTFOLIO OF STOCKS WITH MARKET CAPITALIZATIONS OF $5 BILLION OR MORE BELIEVED TO BE UNDERVALUED

After several years of underperformance, value investing rebounded during the fiscal year ended September 30, 1999, with the Large Cap Value Fund posting a 21.93% return.

The turnaround for value stocks took place during April and May, with value stocks outperforming growth stocks 6.7% compared to -3.1% as measured by the relevant indexes.

A global recovery of troubled overseas markets led to improving demand for U.S. goods throughout the world. Countries in the midst of the recovery are spending money to develop their infrastructures, which has been good news for industrial value stocks. By increasing its holdings of industrial stocks early in the year, the fund participated in the upswing.

In addition, a strong recovery among energy stocks during the second quarter lifted share prices of Exxon and Texaco to help boost the fund's performance. More importantly, French oil company Elf Aquitaine -- one of the portfolio's top holdings -- recently agreed to be sold to TotalFina in a deal that represents a 26% premium for Elf shares. In the consumer staples sector, Kimberly Clark, another of the fund's largest holdings, was a standout thanks to strong growth plus an attractive valuation that should help to maintain the stock's performance.

A global recovery coupled with strong U.S. economic growth has led to improved fundamentals for value stocks. The outlook remains cautiously optimistic, as improved valuations among value stocks could signal a sustained change in market leadership.


VALUE OF A $10,000 INVESTMENT

[PLOT POINTS CHART]

                          FIRST
          FIRST          AMERICAN          FIRST
         AMERICAN        LARGE CAP        AMERICAN                    S&P        LIPPER
         LARGE CAP         VALUE         LARGE CAP      S&P 500    500/BARRA    LARGE-CAP
           VALUE       FUND, CLASS A       VALUE       COMPOSITE     VALUE     VALUE FUNDS
       FUND, CLASS A     ADJUSTED      FUND, CLASS Y     INDEX       INDEX       AVERAGE
       -------------     --------      -------------     -----       -----       -------
9/1989    $10,000        $ 9,475          $10,000       $10,000     $10,000      $10,000
9/1990      9,255          8,769            9,255         9,077       8,641        8,865
9/1991     11,629         11,019           11,629        11,900      10,971       11,667
9/1992     12,545         11,887           12,545        13,220      12,152       12,814
9/1993     14,530         13,768           14,530        14,930      14,887       14,809
9/1994     15,745         14,919           15,745        15,481      14,969       15,237
9/1995     19,722         18,687           19,760        20,079      19,116       19,033
9/1996     24,435         23,153           24,565        24,159      22,681       22,560
9/1997     33,921         32,142           34,177        33,927      31,574       30,659
9/1998     30,946         29,323           31,282        37,001      31,514       31,453
9/1999     37,733         35,753           38,252        47,287      38,280       37,957

PAST PERFORMANCE OF THE FUND IS NOT INDICATIVE OF FUTURE PERFORMANCE.


ANNUALIZED PERFORMANCE                                                    SINCE
                            1 YEAR     3 YEAR     5 YEAR    10 YEAR   INCEPTION
--------------------------------------------------------------------------------
Class A                     21.93%     15.58%     19.10%     14.20%      14.64%
--------------------------------------------------------------------------------
Class A adjusted            15.53%     13.53%     17.83%     13.59%      14.12%
--------------------------------------------------------------------------------
Class B                     21.07%     14.75%     18.23%      -          17.63%
--------------------------------------------------------------------------------
Class B adjusted            16.07%     13.73%     18.02%      -          17.53%
--------------------------------------------------------------------------------
Class C                      -          -          -          -           1.65%+
--------------------------------------------------------------------------------
Class C adjusted             -          -          -          -          -0.37%+
--------------------------------------------------------------------------------
Class Y*                    22.28%     15.91%     19.43%     14.36%      14.77%
--------------------------------------------------------------------------------
S&P 500                     27.80%     25.09%     25.02%     16.81%      16.80%
--------------------------------------------------------------------------------
S&P 500 BARRA Value         21.47%     19.06%     20.66%     14.37%      14.36%
--------------------------------------------------------------------------------
Lipper Large-Cap Value      20.68%     18.66%     20.38%     14.03%      15.47%
--------------------------------------------------------------------------------

Past performance of the fund is not indicative of future performance.

The inception date of the Class A shares is 12/22/87, the inception date of the Class B shares is 8/15/94, the inception date of the Class C shares is 2/1/99, and the inception date of the Class Y shares is 2/4/94.

The 10-year performance reflected in the graph begins on 9/30/88. The performance reflected in the table for Class A and Class Y shares begins on the inception date of Class A shares and Class B begins on 8/15/94.

*The performance presented links the performance of Class A shares from inception on 12/22/87 to 2/4/94 with the performance of Class Y shares after its inception on 2/4/94. The since inception return for Class Y shares from 2/4/94, is 17.35%.

+Cumulative since inception.

Performance reflects voluntary fee waivers in effect. In absence of such fee waivers, total returns would be reduced.


                                11     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

STATEMENTS OF
NET ASSETS      SEPTEMBER 30, 1999

BALANCED FUND

DESCRIPTION                                          SHARES     VALUE (000)
---------------------------------------------------------------------------
COMMON STOCKS -- 51.1%
BASIC MATERIALS -- 4.9%
Alcoa                                               117,000      $   7,261
Bemis                                                26,900            911
E.I. du Pont de Nemours                              58,000          3,531
International Paper                                  90,600          4,354
Praxair                                             161,100          7,411
                                                                 ----------
                                                                    23,468
                                                                 ----------
CAPITAL GOODS -- 2.2%
Allied Signal                                        84,900          5,089
Minnesota Mining & Manufacturing                     55,200          5,303
                                                                 ----------
                                                                    10,392
                                                                 ----------
COMMUNICATION SERVICES -- 4.5%
Ameritech                                            85,900          5,771
AT&T                                                 84,300          3,667
Bell Atlantic                                       116,400          7,835
Deutsche Telekom, ADR                               102,900          4,303
                                                                 ----------
                                                                    21,576
                                                                 ----------
CONSUMER CYCLICALS -- 3.3%
Federated Department Stores*                        138,300          6,042
Mattel                                              204,800          3,891
May Department Stores                               169,750          6,185
                                                                 ----------
                                                                    16,118
                                                                 ----------
CONSUMER STAPLES -- 5.1%
ConAgra                                             183,300          4,136
General Mills                                        91,300          7,407
Kimberly Clark                                      158,300          8,311
Sara Lee                                            203,200          4,763
                                                                 ----------
                                                                    24,617
                                                                 ----------
ENERGY -- 3.5%
Exxon                                                77,200          5,862
Royal Dutch Petroleum, ADR                           97,200          5,741
Texaco                                               80,900          5,107
                                                                 ----------
                                                                    16,710
                                                                 ----------
FINANCIALS -- 14.4%
Allstate                                            223,200          5,566
AMBAC                                                87,100          4,126
American Express                                     37,900          5,102
Associates First Capital                            174,800          6,293
BankBoston                                          130,100          5,643
Chase Manhattan                                     104,200          7,854
Cigna                                                80,100          6,228
Fannnie Mae                                          87,100          5,460
Firstar                                             217,300          5,568
Household International                             130,800          5,248
Mellon Bank                                         191,700          6,470
Wells Fargo                                         152,000          6,023
                                                                 ----------
                                                                    69,581
                                                                 ----------

BALANCED FUND (CONTINUED)

DESCRIPTION                                 SHARES/PAR (000)    VALUE (000)
---------------------------------------------------------------------------
HEALTH CARE -- 4.2%
American Home Products                              150,600      $   6,250
Baxter International                                110,300          6,646
Pharmacia & Upjohn                                  146,500          7,270
                                                                 ----------
                                                                    20,166
                                                                 ----------
TECHNOLOGY -- 7.8%
Electronic Data Systems                             132,800          7,030
First Data                                          166,300          7,296
IBM                                                  61,100          7,416
Intel                                                80,000          5,945
Motorola                                             65,600          5,773
Raytheon, Cl A                                       69,455          3,369
Raytheon, Cl B                                       16,400            814
                                                                 ----------
                                                                    37,643
                                                                 ----------
UTILITIES -- 1.2%
Duke Power                                          106,000          5,843
                                                                 ----------
TOTAL COMMON STOCKS
    (Cost $210,836)                                                246,114
                                                                 ----------

CORPORATE OBLIGATIONS -- 16.3%
CONSUMER GOODS -- 1.0%
Dayton Hudson
    5.875%, 11/01/08                               $  5,000          4,631
                                                                 ----------
ENERGY -- 0.6%
Consolidated Natural Gas
    7.250%, 10/01/04                                  3,000          2,996
                                                                 ----------
FINANCE -- 8.3%
Associates
    5.800%, 04/20/04                                  8,000          7,650
Bear Stearns
    6.150%, 03/02/04                                  6,500          6,256
Chase Manhattan
    5.750%, 04/15/04                                  5,000          4,775
Cigna
    7.400%, 01/15/03                                  2,825          2,826
Cit Group Holdings
    6.200%, 10/20/00                                  8,250          8,230
Lehman Brothers
    6.900%, 03/30/01                                  4,050          4,050
    7.360%, 12/15/03                                    650            651
Morgan Stanley
    8.100%, 06/24/02                                    500            517
Wachovia
    6.605%, 10/01/25                                  5,500          5,383
                                                                 ----------
                                                                    40,338
                                                                 ----------


                                12     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

                                                                 LARGE CAP FUNDS

DESCRIPTION                                        PAR (000)    VALUE (000)
---------------------------------------------------------------------------
MANUFACTURING -- 3.9%
Boeing
    7.250%, 06/15/25                               $  5,000      $   4,840
    8.750%, 09/15/31                                  2,000          2,257
Ford Motor
    7.450%, 07/16/31                                  4,000          3,935
GMAC
    6.150%, 04/05/07                                  5,000          4,738
PPG Industries
    7.400%, 08/15/19                                  3,000          2,968
                                                                 ----------
                                                                    18,738
                                                                 ----------
SERVICES -- 1.4%
Hertz
    6.250%, 03/15/09                                  5,000          4,616
Time Warner
    8.875%, 10/01/12                                  2,000          2,215
                                                                 ----------
                                                                     6,831
                                                                 ----------
UTILITIES -- 1.1%
GTE South
    6.125%, 06/15/07                                  5,000          4,731
MCI Communications
    7.125%, 06/15/27                                    500            504
                                                                 ----------
                                                                     5,235
                                                                 ----------

TOTAL CORPORATE OBLIGATIONS
    (Cost $81,164)                                                  78,769
                                                                 ----------

U.S. GOVERNMENT AGENCY MORTGAGE-
   BACKED OBLIGATIONS -- 10.9%
FHLMC
    6.500%, 01/01/01                                    199            198
    5.000%, 02/15/01                                 12,000         11,855
    5.950%, 01/19/06                                  5,000          4,829
    6.000%, 11/15/08                                  2,700          2,602
    6.500%, 09/01/12                                    357            351
    8.000%, 11/01/24                                    322            330
    6.500%, 09/01/25                                    297            285
FNMA
    6.000%, 03/01/03                                    190            185
    5.500%, 03/01/06                                 10,968         10,454
    6.480%, 04/01/18 (A)                                248            252
    5.500%, 10/25/22                                  5,000          4,407
    6.500%, 04/01/29                                  5,250          5,034
GNMA
    7.500%, 09/15/27                                    428            429
    6.000%, 02/15/29                                  4,933          4,576
    7.000%, 04/15/29                                  6,872          6,743
                                                                 ----------

TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-
    BACKED OBLIGATIONS
    (Cost $54,161)                                                  52,530
                                                                 ----------

BALANCED FUND (CONTINUED)

DESCRIPTION                                        PAR (000)    VALUE (000)
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 10.0%
U.S. Treasury Bonds
    7.125%, 02/15/23                                $12,000      $  13,023
    6.875%, 08/15/25                                 15,185         16,120
U.S. Treasury Notes
    5.625%, 11/30/00                                  5,000          5,005
    6.250%, 10/31/01                                  3,000          3,034
    6.875%, 05/15/06                                 10,500         10,964
                                                                 ----------

TOTAL U.S. TREASURY OBLIGATIONS
    (Cost $50,022)                                                  48,146
                                                                 ----------

PRIVATE MORTGAGE-BACKED SECURITIES -- 1.6%
FIXED RATE -- 1.6%
CMC Securities 1993-D D2
    6.400%, 07/25/23                                     26             27
Drexel Burnham Lambert Trust S 2
    9.000%, 08/01/18                                    150            157
General Electric Capital Mortgage 1994-17 A6
    7.000%, 05/25/24                                  2,675          2,638
GMAC Commercial Mortgage 1997-C2 C
    6.910%, 12/15/07                                  5,000          4,744
                                                                 ----------

TOTAL PRIVATE MORTGAGE-BACKED SECURITIES
    (Cost $7,769)                                                    7,566
                                                                 ----------

ASSET-BACKED SECURITIES -- 7.6%
AUTOS -- 2.0%
Union Acceptance 1998-B A5
    6.020%, 01/09/06                                 10,000          9,872
                                                                 ----------
CREDIT CARDS -- 1.8%
Circuit City Credit Card Master
    Trust 1995-1 A
    6.375%, 08/15/05                                  8,600          8,624
                                                                 ----------
HOME EQUITY -- 3.8%
Asset Securitization 1996-D6 A1B
    6.880%, 11/13/26                                  5,670          5,663
Merrill Lynch Mortgage Investors
    1995-C3 A3 (A)
    7.050%, 12/26/25                                 12,600         12,592
                                                                 ----------
                                                                    18,255
                                                                 ----------

TOTAL ASSET-BACKED SECURITIES
    (Cost $37,343)                                                  36,751
                                                                 ----------

U.S. GOVERNMENT AGENCY
   BACKED OBLIGATIONS -- 0.0%
Israel Government Trust Certificate
    Series 1C (B)
    9.250%, 11/15/01                                    164            166
                                                                 ----------

TOTAL U.S. GOVERNMENT AGENCY
    BACKED OBLIGATIONS
    (Cost $164)                                                        166
                                                                 ----------


                                13     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

STATEMENTS OF
NET ASSETS      SEPTEMBER 30, 1999

BALANCED FUND (CONTINUED)

DESCRIPTION                                          SHARES     VALUE (000)
---------------------------------------------------------------------------
RELATED PARTY MONEY MARKET FUND -- 2.3%
First American Prime Obligations
    Fund (C)                                     11,024,953      $  11,025
                                                                 ----------

TOTAL RELATED PARTY MONEY MARKET FUND
    (Cost $11,025)                                                  11,025
                                                                 ----------

WARRANTS -- 0.0%
U.S. Surgical*                                            4             --
                                                                 ----------

TOTAL WARRANTS
    (Cost $0)                                                           --
                                                                 ----------

TOTAL INVESTMENTS -- 99.8%
    (Cost $452,484)                                                481,067
                                                                 ----------
OTHER ASSETS AND LIABILITIES, NET -- 0.2% (D)                          926
                                                                 ----------

NET ASSETS:
Portfolio Capital--Class A
    ($.0001 par value--2 billion authorized)
    based on 5,181,573 outstanding shares                        $  60,405
Portfolio Capital--Class B
    ($.0001 par value--2 billion authorized)
    based on 4,525,630 outstanding shares                           63,275
Portfolio Capital--Class C
    ($.0001 par value--2 billion authorized)
    based on 103,245 outstanding shares                              1,439
Portfolio Capital--Class Y
    ($.0001 par value--2 billion authorized)
    based on 25,949,826 outstanding shares                         287,881
Undistributed net investment income                                    295
Accumulated net realized gain on investments                        40,115
Net unrealized appreciation of investments                          28,583
                                                                 ----------
TOTAL NET ASSETS -- 100.0%                                       $ 481,993
                                                                 ----------
Net asset value and redemption
   price per share--Class A                                      $   13.46

Maximum sales charge of 5.25% (E)                                     0.75
                                                                 ----------
Offering price per share--Class A                                $   14.21
                                                                 ----------
Net asset value and offering price
   per share--Class B (F)                                        $   13.40
                                                                 ----------
Net asset value price per share--Class C (G)                     $   13.45

Maximum sales charge of 1.00% (H)                                     0.14
                                                                 ----------
Offering price per share--Class C                                $   13.59
                                                                 ----------
Net asset value, offering price, and redemption
   price per share--Class Y                                      $   13.50
                                                                 ----------

BALANCED FUND (CONCLUDED)

DESCRIPTION
---------------------------------------------------------------------------
* Non-income producing security

(A) Variable Rate Security--the rate reported on the Statement of Net Assets is the rate in effect as of September 30, 1999.

(B) Security is guaranteed by the United States of America.

(C) This money market fund is advised by U.S. Bank National Association who also serves as advisor for this fund. See also the notes to the financial statements.

(D) Other assets and liabilities representing greater than 5 percent of total net assets include the following (000):

      Cash collateral received for securities on loan     $ 127,024
      Payable upon return of securities on loan           $(127,024)

(E) The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 5.25%.

(F) Class B has a contingent deferred sales charge. For a description of a possible redemption charge, see the notes to the financial statements.

(G) Class C has a contingent deferred sales charge. For a description of a possible redemption charge, see the notes to the financial statements.

(H) The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 1.00%.

ADR--American Depository Receipt
AMBAC--American Municipal Bond Assurance Corporation
Cl--Class
FHLMC--Federal Home Loan Mortgage Corporation
FNMA--Federal National Mortgage Association
GMAC--General Motors Acceptance Corporation
GNMA--Government National Mortgage Association

The accompanying notes are an integral part of the financial statements.


                                14     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

                                                                 LARGE CAP FUNDS

EQUITY INCOME FUND

DESCRIPTION                                          SHARES     VALUE (000)
---------------------------------------------------------------------------
COMMON STOCKS -- 85.6%
BASIC MATERIALS -- 3.6%
E.I. du Pont de Nemours                              98,600      $   6,002
Ecolab                                              229,900          7,845
                                                                 ----------
                                                                    13,847
                                                                 ----------
CAPITAL GOODS -- 6.1%
Allied Signal                                        92,200          5,526
Emerson Electric                                     75,000          4,739
General Electric                                     68,000          8,062
Minnesota Mining & Manufacturing                     53,000          5,091
                                                                 ----------
                                                                    23,418
                                                                 ----------
COMMUNICATION SERVICES -- 10.3%
Ameritech                                           132,000          8,869
AT&T                                                222,000          9,657
Deutsche Telekom, ADR                               183,000          7,652
Sprint                                              100,000          5,425
Vodafone, ADR                                        32,406          7,705
                                                                 ----------
                                                                    39,308
                                                                 ----------
CONSUMER CYCLICALS -- 5.6%
Ford Motor                                          170,000          8,532
Intimate Brands                                     216,300          8,422
Masco                                               139,000          4,309
                                                                 ----------
                                                                    21,263
                                                                 ----------
CONSUMER STAPLES -- 8.9%
Colgate-Palmolive                                   100,000          4,575
ConAgra                                             222,000          5,009
Kimberly Clark                                      121,000          6,352
Newell Rubbermaid                                   130,000          3,713
PepsiCo                                             101,000          3,055
Philip Morris                                       122,000          4,171
Procter & Gamble                                     39,600          3,712
Sara Lee                                            155,400          3,642
                                                                 ----------
                                                                    34,229
                                                                 ----------
ENERGY -- 12.0%
BP Amoco, ADR                                        90,648         10,045
Chevron                                             100,000          8,875
Exxon                                                98,000          7,442
Mobil                                                86,600          8,725
Royal Dutch Petroleum, ADR                          183,000         10,808
                                                                 ----------
                                                                    45,895
                                                                 ----------
FINANCIALS -- 14.9%
American Express                                     88,300         11,887
Associates First Capital                            143,608          5,170
Bank of America                                      77,424          4,312
Bank of New York                                    200,000          6,688
First Union                                         111,224          3,955
Fannie Mae                                           45,000          2,821
Household International                             110,397          4,430
IPC Holdings                                        131,300          2,462
Mellon Bank                                         256,000          8,640

EQUITY INCOME FUND (CONTINUED)

DESCRIPTION                                 SHARES/PAR (000)    VALUE (000)
---------------------------------------------------------------------------
Suntrust Banks                                       60,000      $   3,945
XL Capital, Cl A                                     56,182          2,528
                                                                 ----------
                                                                    56,838
                                                                 ----------
HEALTH CARE -- 10.2%
American Home Products                              147,000          6,101
Baxter International                                 63,000          3,796
Johnson & Johnson                                    75,800          6,964
Merck                                                42,400          2,748
Pfizer                                              142,200          5,110
Pharmacia & Upjohn                                   88,000          4,367
Schering Plough                                     148,000          6,457
SmithKline Beecham, ADR                              58,000          3,342
                                                                 ----------
                                                                    38,885
                                                                 ----------
REAL ESTATE INVESTMENT TRUST -- 4.7%
Crescent Real Estate Equities                       137,600          2,477
Duke Realty Investments                             199,272          3,886
Healthcare Realty Trust                             178,400          3,334
Manufactured Home Communities                       176,100          4,116
Simon Property Group                                184,000          4,129
                                                                 ----------
                                                                    17,942
                                                                 ----------
TECHNOLOGY -- 3.2%
Automatic Data Processing                           132,600          5,917
Intel                                                46,600          3,463
Motorola                                             33,100          2,913
                                                                 ----------
                                                                    12,293
                                                                 ----------
TRANSPORTATION -- 1.0%
Knightsbridge Tankers Limited                       233,900          3,742
                                                                 ----------
UTILITIES -- 5.1%
Cinergy                                             141,300          4,001
Enron                                               113,400          4,678
FPL Group                                            64,300          3,239
New Century Energies                                171,200          5,725
Reliant Energy                                       71,200          1,927
                                                                 ----------
                                                                    19,570
                                                                 ----------

TOTAL COMMON STOCKS
    (Cost $204,149)                                                327,230
                                                                 ----------

CONVERTIBLE BONDS -- 5.0%
Centocor, 20.300 shares
    4.750%, 02/15/05                               $  3,710          4,890
Elan Finance, 6.875 shares
    3.736%, 12/14/18 (A) (B)                         10,050          5,754
Medical Care International,
     14.5815 shares (A)
    6.750%, 10/01/06                                  6,800          5,644
Tribune (PHONES)
    2.00% 05/15/29                                   23,700          2,829
                                                                 ----------

TOTAL CONVERTIBLE BONDS
    (Cost $17,666)                                                  19,117
                                                                 ----------


                                15     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

STATEMENTS OF
NET ASSETS      SEPTEMBER 30, 1999

EQUITY INCOME FUND (CONTINUED)

DESCRIPTION                                          SHARES     VALUE (000)
---------------------------------------------------------------------------
PREFERRED CONVERTIBLE STOCKS -- 5.0%
Adelphia Communications                              10,000      $   1,760
Consolidated Freight Transportation                  67,800          3,644
Houston Industries                                   70,000          7,140
Tribune                                              74,000          1,730
Union Pacific Capital Trust (A)                     110,000          4,991
                                                                 ----------

TOTAL PREFERRED CONVERTIBLE STOCKS
    (Cost $16,875)                                                  19,265
                                                                 ----------

RELATED PARTY MONEY MARKET FUND -- 3.2%
First American Prime Obligations Fund (C)        12,285,344         12,285
                                                                 ----------

TOTAL RELATED PARTY MONEY MARKET FUND
    (Cost $12,285)                                                  12,285
                                                                 ----------

TOTAL INVESTMENTS -- 98.8%
    (Cost $250,975)                                                377,897
                                                                 ----------
OTHER ASSETS AND LIABILITIES, NET -- 1.2% (D)                        4,519
                                                                 ----------

NET ASSETS:
Portfolio Capital--Class A
    ($.0001 par value--2 billion authorized)
    based on 1,190,170 outstanding shares                         $ 18,087
Portfolio Capital--Class B
    ($.0001 par value--2 billion authorized)
    based on  690,146 outstanding shares                             9,483
Portfolio Capital--Class C
    ($.0001 par value--2 billion authorized)
    based on 106,705 outstanding shares                              1,822
Portfolio Capital--Class Y
    ($.0001 par value--2 billion authorized)
    based on 21,921,261 outstanding shares                         200,101
Undistributed net investment income                                    198
Accumulated net realized gain on investments                        25,803
Net unrealized appreciation of investments                         126,922
                                                                 ----------
TOTAL NET ASSETS-- 100.0%                                        $ 382,416
                                                                 ----------
Net asset value and redemption price
    per share--Class A                                           $   15.94

Maximum sales charge of 5.25%  (E)                                    0.88
                                                                 ----------
Offering price per share--Class A                                $   16.82
                                                                 ----------
Net asset value and offering price
    per share--Class B (F)                                       $   15.90
                                                                 ----------
Net asset value price per share--Class C (G)                     $   15.93

Maximum sales charge of 1.00%  (H)                                    0.16
                                                                 ----------
Offering price per share--Class-C                                $   16.09
                                                                 ----------
Net asset value, offering price, and redemption
    price per share--Class Y                                     $   16.00
                                                                 ----------

EQUITY INCOME FUND (CONCLUDED)

DESCRIPTION
---------------------------------------------------------------------------
(A) Security sold within the terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." These securities have been determined to be liquid under guidelines established by the Board of Directors.

(B) The rate shown is the effective yield at date of purchase.

(C) This money market fund is advised by U.S. Bank National Association who also serves as Advisor for this fund. See also the notes to the financial statements.

(D) Other assets and liabilities representing greater than 5% of total net assets include the following (000):

      Cash collateral received for securities on loan     $ 64,513
      Payable upon return of securities on loan           $(64,513)

(E) The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 5.25%.

(F) Class B has a contingent deferred sales charge. For a description of a possible redemption charge, see the notes to the financial statements.

(G) Class C has a contingent deferred sales charge. For a description of a possible redemption charge, see the notes to the financial statements.

(H) The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 1.00%.

ADR--American Depository Receipt
Cl--Class
PHONES--Participation Hybrid Option Note Exchangeable Securities Equity Linked
    Debt Security Exchangeable At Holders Option For 95% of 1 America Online Share.
PLC--Public Liability Company

The accompanying notes are an integral part of the financial statements.


                                16     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

                                                                 LARGE CAP FUNDS

EQUITY INDEX FUND

DESCRIPTION                                          SHARES     VALUE (000)
---------------------------------------------------------------------------
COMMON STOCKS -- 99.6%
BASIC MATERIALS -- 3.2%
Air Products & Chemicals                             31,000      $     901
Alcan Aluminum                                       30,500            953
Alcoa                                                49,500          3,072
Allegheny Teledyne                                   25,700            434
Archer Daniels Midland                               83,400          1,016
Asarco                                                5,400            145
Barrick Gold                                         52,700          1,146
Bemis                                                 7,100            241
Bethlehem Steel*                                     17,700            131
Boise Cascade                                         7,700            281
Champion International                               13,000            668
Cyprus AMAX Minerals                                 12,200            239
Dow Chemical                                         29,700          3,375
E.I. du Pont de Nemours                             131,600          8,011
Eastman Chemical                                     10,600            424
Ecolab                                               17,500            597
Engelhard                                            17,000            309
FMC*                                                  4,300            207
Freeport-McMoran Copper & Gold, Cl B                 22,100            344
Georgia Pacific                                      23,200            940
Great Lakes Chemical                                  7,900            301
Hercules                                             14,300            409
Homestake Mining                                     35,200            323
Inco                                                 25,900            554
International Flavors & Fragrances                   14,300            493
International Paper                                  55,900          2,687
Louisiana Pacific                                    14,500            227
Mead                                                 13,800            474
Monsanto                                             85,600          3,055
Nalco Chemical                                        8,900            449
Newmont Mining                                       22,600            585
Nucor                                                11,800            562
Phelps Dodge                                          7,800            429
Pioneer Hi-Bred International                        32,500          1,294
Placer Dome Group                                    44,000            655
Potlatch                                              3,900            161
PPG Industries                                       23,500          1,410
Praxair                                              21,500            989
Reynolds Metals                                       8,500            513
Rohm & Haas                                          29,399          1,062
Sigma Aldrich                                        13,600            432
Temple Inland                                         7,500            454
Union Carbide                                        18,000          1,023
USX-U.S. Steel Group                                 11,900            306
Vulcan Materials                                     13,500            494
W.R. Grace*                                           9,600            154
Westvaco                                             13,500            346
Weyerhaeuser                                         27,200          1,567
Willamette Industries                                15,100            651
Worthington Industries                               12,400            211
                                                                 ----------
                                                                    45,704
                                                                 ----------
CAPITAL GOODS -- 8.8%
Allied Signal                                        74,300          4,453
Allied Waste Industries*                             25,500            298
Avery Dennison                                       15,300            807
B.F. Goodrich                                        14,800            429
Ball                                                  4,100            180
Boeing                                              129,800          5,533
Briggs & Stratton                                     3,100            181
Case Equipment                                       10,500            523

EQUITY INDEX FUND (CONTINUED)

DESCRIPTION                                          SHARES     VALUE (000)
---------------------------------------------------------------------------
Caterpillar                                          48,000      $   2,631
Cooper Industries                                    12,800            598
Corning                                              33,100          2,269
Crane                                                 9,100            204
Crown Cork & Seal                                    16,500            400
Cummins Engine                                        5,700            284
Danaher                                              19,200          1,011
Deere                                                31,600          1,223
Dover                                                28,200          1,153
Eaton                                                 9,800            846
Emerson Electric                                     58,700          3,709
Fluor                                                10,200            411
Foster Wheeler                                        5,500             66
General Dynamics                                     26,900          1,680
General Electric                                    443,200         52,547
Honeywell                                            17,200          1,915
ITT Industries                                       11,900            379
Illinois Tool Works                                  33,900          2,528
Ingersoll Rand                                       22,300          1,225
Johnson Controls                                     11,500            763
Lockheed Martin                                      53,400          1,746
McDermott International                               8,000            162
Milacron                                              5,000             89
Millipore                                             6,100            229
Minnesota Mining & Manufacturing                     54,400          5,226
Nacco Industries, Cl A                                1,100             77
National Service Industries                           5,500            173
Navistar International*                               8,900            414
Northrop                                              9,400            597
Owens-Illinois*                                      21,100            418
Paccar                                               10,600            539
Pall                                                 16,800            389
Parker Hannifin                                      14,700            659
Pitney Bowes                                         36,100          2,200
Rockwell International                               25,800          1,355
Sealed Air*                                          11,300            580
Solectron*                                           36,500          2,621
Tenneco                                              23,000            391
Textron                                              20,300          1,571
Thermo Electron*                                     21,300            286
Thomas & Betts                                        7,700            393
Timken                                                8,400            135
Tyco International                                  113,000         11,667
United Technologies                                  65,100          3,861
Waste Management                                     83,700          1,611
                                                                 ----------
                                                                   125,635
                                                                 ----------
COMMUNICATION SERVICES -- 8.3%
Alltel                                               41,200          2,899
Ameritech                                           148,500          9,977
AT&T                                                431,700         18,779
Bell Atlantic                                       209,800         14,122
BellSouth                                           254,700         11,462
Centurytel                                           18,800            764
Global Crossing*                                     47,970          1,271
GTE                                                 132,500         10,186
MCI WorldCom*                                       253,100         18,192
Nextel Communications, Cl A*                         44,800          3,038
SBC Communications                                  265,800         13,572
Sprint                                              117,200          6,358
Sprint (PCS Group)*                                  59,400          4,429
US West                                              68,200          3,892
                                                                 ----------
                                                                   118,941
                                                                 ----------


                                17     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

STATEMENTS OF
NET ASSETS      SEPTEMBER 30, 1999

EQUITY INDEX FUND (CONTINUED)

DESCRIPTION                                          SHARES     VALUE (000)
---------------------------------------------------------------------------
CONSUMER CYCLICALS -- 8.9%
American Greetings, Cl A                              9,100      $     234
Armstrong World Industries                            5,400            242
Autozone*                                            20,100            564
Best Buy*                                            27,500          1,707
Black & Decker                                       11,800            539
Brunswick                                            12,400            308
Carnival                                             82,900          3,606
Cendant*                                             97,300          1,727
Centex                                                8,100            239
Circuit City Stores                                  27,100          1,143
Consolidated Stores*                                 14,900            329
Cooper, Tire & Rubber                                10,200            180
Costco Wholesale*                                    29,800          2,146
Dana                                                 22,400            832
Dayton Hudson                                        59,700          3,586
Delphi Automotive Systems                            76,300          1,226
Dillards, Cl A                                       14,400            293
Dollar General                                       30,400            939
Dow Jones                                            12,300            657
Dun & Bradstreet                                     21,800            651
Federated Department Stores*                         28,200          1,232
Fleetwood Enterprises                                 4,500             91
Ford Motor                                          163,400          8,201
Fort James                                           29,900            798
Fortune Brands                                       22,500            726
Fruit of the Loom, Cl A*                              9,700             32
Gannett                                              37,800          2,615
Gap                                                 115,800          3,706
General Motors                                       87,000          5,476
Genuine Parts                                        24,200            643
Goodyear Tire & Rubber                               21,100          1,015
H & R Block                                          13,200            573
Harcourt General                                      9,600            400
Harrah's Entertainment*                              17,300            480
Hasbro                                               26,300            564
Hilton Hotels                                        34,400            340
Home Depot                                          200,400         13,752
Ims Health                                           42,300            965
Interpublic Group                                    38,100          1,567
J.C. Penney                                          35,600          1,224
Jostens                                               4,600             88
Kaufman & Broad Home                                  6,500            134
Kmart*                                               66,700            780
Knight-Ridder                                        10,900            598
Kohls*                                               22,000          1,455
Laidlaw                                              44,600            301
Limited                                              28,900          1,105
Liz Claiborne                                         8,300            257
Lowe's                                               51,500          2,511
Marriott International, Cl A                         33,600          1,098
Masco                                                59,800          1,854
Mattel                                               56,800          1,079
May Department Stores                                45,100          1,643
Maytag                                               11,800            393
McGraw-Hill                                          26,600          1,287
Meredith                                              7,000            254
Mirage Resorts*                                      26,900            378
New York Times, Cl A                                 23,500            881
Nike, Cl B                                           38,000          2,161
Nordstrom                                            19,000            513
Office Depot*                                        50,600            515
Omnicom Group                                        24,000          1,901

EQUITY INDEX FUND (CONTINUED)

DESCRIPTION                                          SHARES     VALUE (000)
---------------------------------------------------------------------------
Owens Corning                                         7,400      $     160
Pep Boys-Manny, Moe & Jack                            7,100            106
Pulte                                                 5,800            126
Reebok International*                                 7,600             81
Russell                                               4,500             64
Sears Roebuck                                        51,400          1,613
Service International                                36,800            389
Sherwin Williams                                     22,900            479
Snap-On Tools                                         8,900            289
Springs Industries, Cl A                              2,400             81
Stanley Works                                        12,000            302
Staples*                                             62,800          1,370
Tandy                                                26,100          1,349
Times Mirror, Cl A                                    9,700            638
TJX                                                  42,900          1,204
Toys R' Us*                                          33,400            501
Tribune                                              32,000          1,592
TRW                                                  16,400            816
V.F.                                                 16,100            499
Wal-Mart Stores                                     601,200         28,595
Whirlpool                                            10,200            666
                                                                 ----------
                                                                   127,654
                                                                 ----------
CONSUMER STAPLES -- 11.9%
Adolph Coors, Cl B                                    5,000            271
Alberto-Culver, Cl B                                  7,500            173
Albertson's                                          56,800          2,247
Anheuser Busch                                       63,200          4,428
Avon Products                                        35,200            874
Bestfoods                                            37,700          1,829
Brown Forman, Cl B                                    9,300            580
Campbell Soup                                        58,700          2,297
Cardinal Health                                      36,800          2,006
CBS*                                                 95,200          4,403
Clear Channel Communications*                        45,600          3,642
Clorox                                               31,900          1,220
Coca-Cola                                           333,600         16,034
Coca-Cola Enterprises                                57,400          1,295
Colgate-Palmolive                                    78,800          3,605
Comcast, Cl A                                       101,300          4,039
ConAgra                                              66,000          1,489
CVS                                                  52,900          2,159
Darden Restaurants                                   17,800            348
Deluxe                                               10,200            347
General Mills                                        20,600          1,671
Gillette                                            146,600          4,975
Great Atlantic & Pacific Tea                          5,200            158
H.J. Heinz                                           48,400          2,081
Hershey Foods                                        18,800            915
Kellogg                                              54,700          2,048
Kimberly Clark                                       72,000          3,780
King World Productions*                               9,600            360
Kroger*                                             112,100          2,473
Longs Drug Stores                                     5,300            158
McDonald's                                          183,000          7,869
McKesson HBOC                                        38,000          1,102
MediaOne Group*                                      81,900          5,595
Nabisco Group Holdings                               44,100            662
Newell Rubbermaid                                    38,100          1,088
PepsiCo                                             197,600          5,977
Philip Morris                                       322,900         11,039
Procter & Gamble                                    179,500         16,828
Quaker Oats                                          18,100          1,120


                                18     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

                                                                 LARGE CAP FUNDS

DESCRIPTION                                          SHARES     VALUE (000)
---------------------------------------------------------------------------
R.R. Donnelley & Sons                                17,200       $    497
Ralston-Ralston Purina Group                         43,700          1,215
Rite Aid                                             35,000            483
Safeway*                                             68,900          2,623
Sara Lee                                            122,100          2,862
Seagram                                              58,400          2,657
SUPERVALU                                            18,800            410
Sysco                                                44,700          1,567
Time Warner                                         174,700         10,613
Tricon Global Restaurants*                           20,700            847
Tupperware                                            7,800            158
Unilever, ADR                                        77,199          5,259
UST                                                  23,500            709
Viacom, Cl B*                                        94,100          3,976
Walgreen                                            135,600          3,441
Walt Disney                                         278,600          7,209
Wendy's International                                16,400            433
William Wrigley Jr.                                  15,700          1,080
Winn Dixie Stores                                    20,100            597
                                                                 ----------
                                                                   169,821
                                                                 ----------
ENERGY -- 6.3%
Amerada Hess                                         12,200            747
Anadarko Petroleum                                   17,200            526
Apache                                               15,400            665
Ashland Oil                                           9,800            330
Atlantic Richfield                                   43,500          3,855
Baker Hughes                                         44,400          1,288
Burlington Resources                                 24,000            882
Chevron                                              88,600          7,863
Conoco                                               84,700          2,319
Exxon                                               328,000         24,908
Halliburton                                          59,600          2,444
Helmerich & Payne                                     6,700            170
Kerr-McGee                                           11,700            644
Mobil                                               105,800         10,659
Occidental Petroleum                                 47,100          1,089
Phillips Petroleum                                   34,200          1,667
Rowan*                                               11,200            182
Royal Dutch Petroleum, ADR                          289,700         17,110
Schlumberger                                         74,000          4,611
Sunoco                                               12,200            334
Texaco                                               74,700          4,715
Tosco                                                20,600            520
Union Pacific Resources Group                        34,000            546
Unocal                                               32,700          1,212
USX-Marathon Group                                   41,700          1,220
                                                                 ----------
                                                                    90,506
                                                                 ----------
FINANCIALS -- 14.0%
AFLAC                                                35,900          1,503
Allstate                                            107,900          2,691
American Express                                     60,700          8,172
American General                                     33,700          2,130
American International Group                        209,200         18,187
Amsouth Bancorp                                      23,800            558
Aon                                                  34,600          1,023
Associates First Capital                             98,399          3,542
Bank of America                                     233,400         12,997
Bank of New York                                     99,300          3,320
Bank One                                            158,400          5,514
BankBoston                                           40,200          1,744
BB&T                                                 43,200          1,399

EQUITY INDEX FUND (CONTINUED)

DESCRIPTION                                          SHARES     VALUE (000)
---------------------------------------------------------------------------
Bear Stearns                                         15,700      $     603
Capital One Financial                                26,700          1,041
Charles Schwab                                      110,500          3,722
Chase Manhattan                                     112,500          8,480
Chubb                                                23,800          1,186
Cigna                                                26,900          2,091
Cincinnati Financial                                 22,300            837
Citigroup                                           456,300         20,077
Comerica                                             21,100          1,068
Conseco                                              44,200            854
Countrywide Credit Industries                        15,300            493
FHLMC                                                93,900          4,883
Fifth Third Bancorp                                  36,700          2,233
First Union                                         129,200          4,595
Firstar                                             133,000          3,408
Fleet Financial Group                                76,900          2,816
Fannie Mae                                          138,500          8,682
Franklin Resources                                   34,100          1,049
Golden West Financial                                 7,400            727
Hartford Financial Services Group                    30,500          1,247
Household International                              64,700          2,596
Huntington Bancshares                                31,100            826
J.P. Morgan                                          23,700          2,708
Jefferson-Pilot                                      14,200            897
KeyCorp                                              60,600          1,564
Lehman Brothers Holdings                             16,200            945
Lincoln National                                     26,900          1,010
Loew's                                               14,500          1,018
Marsh & McLennan                                     35,700          2,445
MBIA                                                 13,500            629
MBNA                                                108,300          2,471
Mellon Bank                                          69,500          2,346
Merrill Lynch                                        49,900          3,353
MGIC Investment                                      14,700            702
Morgan Stanley Dean Witter                           77,100          6,876
National City                                        83,500          2,228
Northern Trust                                       15,100          1,261
Paine Webber Group                                   19,700            714
PNC Bank                                             41,100          2,165
Progressive                                           9,900            809
Providian Financial                                  19,200          1,520
Regions Financial                                    30,200            906
Republic New York                                    14,200            872
Safeco                                               17,800            498
SLM Holding                                          21,700            933
SouthTrust                                           22,600            811
St. Paul                                             30,600            842
State Street                                         21,800          1,409
Summit Bancorp                                       23,900            775
Suntrust Banks                                       43,500          2,860
Synovus Financial                                    36,700            686
Torchmark                                            18,000            466
U.S. Bancorp                                         98,800          2,983
Union Planters                                       19,300            786
UnumProvident                                        32,300            951
Wachovia                                             27,300          2,146
Washington Mutual                                    78,200          2,287
Wells Fargo                                         222,800          8,828
                                                                 ----------
                                                                   200,994
                                                                 ----------
HEALTH CARE -- 10.2%
Abbott Laboratories                                 205,500          7,552
Aetna                                                19,000            936


                                19     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

STATEMENTS OF
NET ASSETS      SEPTEMBER 30, 1999

EQUITY INDEX FUND (CONTINUED)

DESCRIPTION                                          SHARES     VALUE (000)
---------------------------------------------------------------------------
Allergan                                              8,900      $     979
Alza, Cl A*                                          13,700            587
American Home Products                              176,500          7,325
Amgen*                                               68,900          5,615
Bausch & Lomb                                         7,800            514
Baxter International                                 39,300          2,368
Becton Dickinson                                     33,800            949
Biomet                                               15,200            400
Boston Scientific*                                   55,900          1,380
Bristol-Myers Squibb                                268,300         18,110
C.R. Bard                                             6,900            325
Columbia/HCA Healthcare                              76,200          1,614
Eli Lilly                                           147,600          9,446
Guidant                                              40,800          2,188
HEALTHSOUTH*                                         56,100            340
Humana*                                              22,600            155
Johnson & Johnson                                   181,600         16,685
Mallinckrodt                                          9,600            290
Manor Care*                                          14,500            249
Medtronic                                           158,600          5,630
Merck                                               316,900         20,539
Pfizer                                              523,500         18,813
Pharmacia & Upjohn                                   68,500          3,399
Schering Plough                                     198,400          8,655
St. Jude Medical*                                    11,400            359
Tenet Healthcare*                                    42,000            738
United Healthcare                                    23,400          1,139
Warner Lambert                                      115,500          7,666
Watson Pharmaceuticals*                              12,900            394
Wellpoint Health Networks*                            8,900            507
                                                                 ----------
                                                                   145,846
                                                                 ----------
TECHNOLOGY -- 24.4%
ADC Telecommunications*                              18,300            767
Adobe Systems                                         8,200            931
Advanced Micro Devices*                              19,900            342
America Online*                                     149,700         15,569
Andrew*                                              11,100            193
Apple Computer*                                      21,700          1,374
Applied Materials*                                   50,700          3,939
Autodesk                                              8,000            175
Automatic Data Processing                            83,600          3,731
BMC Software*                                        32,300          2,311
Cabletron Systems*                                   23,500            369
Ceridian*                                            19,600            488
Cisco Systems*                                      439,200         30,113
Compaq Computer                                     229,700          5,269
Computer Associates International                    72,600          4,447
Computer Sciences*                                   21,600          1,519
Compuware*                                           48,200          1,256
Data General*                                         6,900            145
Dell Computer*                                      343,300         14,354
Eastman Kodak                                        42,800          3,229
EG&G                                                  6,200            247
Electronic Data Systems                              66,600          3,526
EMC*                                                136,900          9,780
Equifax                                              19,400            546
First Data                                           58,000          2,545
Gateway*                                             42,300          1,880
General Instrument*                                  23,400          1,126
Harris                                               10,800            298
Hewlett Packard                                     136,900         12,595
IBM                                                 244,400         29,664

EQUITY INDEX FUND (CONTINUED)

DESCRIPTION                                          SHARES     VALUE (000)
---------------------------------------------------------------------------
IKON Office Solutions                                20,100      $     215
Intel                                               446,900         33,210
KLA Instruments*                                     11,900            774
Lexmark International, Cl A*                         17,400          1,401
LSI Logic*                                           19,900          1,025
Lucent Technologies                                 413,900         26,852
Micron Technology*                                   33,800          2,250
Microsoft*                                          689,500         62,443
Motorola                                             82,000          7,216
National Semiconductor*                              22,700            692
Network Appliance*                                    9,900            709
Nortel Networks                                     179,300          9,144
Novell*                                              45,300            937
Oracle Systems*                                     194,500          8,850
PE Corp-PE Biosystems Group                          13,800            997
Parametric Technology*                               36,400            491
Paychex                                              33,200          1,133
Peoplesoft*                                          32,900            557
Polaroid                                              6,000            156
QUALCOMM*                                            21,700          4,105
Raytheon, Cl B                                       45,600          2,263
Scientific-Atlanta                                   10,300            510
Seagate Technology*                                  30,100            927
Shared Medical Systems                                3,600            168
Silicon Graphics*                                    25,500            279
Sun Microsystems*                                   104,600          9,728
Tektronix                                             6,300            211
Tellabs*                                             52,900          3,012
Texas Instruments                                   106,100          8,727
3Com*                                                48,300          1,389
Unisys*                                              41,300          1,864
W.W. Grainger                                        12,600            606
Xerox                                                89,600          3,758
                                                                 ----------
                                                                   349,327
                                                                 ----------
TRANSPORTATION -- 0.8%
AMR*                                                 20,300          1,106
Burlington Northern Santa Fe                         62,800          1,727
CSX                                                  29,400          1,246
Delta Air Lines                                      19,000            922
FDX*                                                 40,200          1,558
Kansas City Southern Industries                      14,900            692
Norfolk Southern                                     51,400          1,259
Ryder System                                          9,400            192
Southwest Airlines                                   68,100          1,034
U.S. Air Group*                                       9,700            255
Union Pacific                                        33,500          1,610
                                                                 ----------
                                                                    11,601
                                                                 ----------
UTILITIES -- 2.8%
AES*                                                 25,900          1,528
Ameren                                               18,500            700
American Electric Power                              26,100            891
Carolina Power & Light                               21,600            764
Central & South West                                 28,700            606
Cinergy                                              21,500            609
CMS Energy                                           15,900            540
Coastal                                              28,800          1,179
Columbia Gas Systems                                 11,200            620
Consolidated Edison                                  29,900          1,241
Consolidated Natural Gas                             13,000            811
Constellation Energy Group                           20,200            568
Dominion Resources of Virginia                       25,900          1,169


                                20     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

                                                                 LARGE CAP FUNDS

DESCRIPTION                                 SHARES/PAR (000)    VALUE (000)
---------------------------------------------------------------------------
DTE Energy                                           19,600      $     708
Duke Power                                           49,300          2,717
Eastern Enterprises                                   3,600            167
Edison International                                 46,900          1,140
Enron                                                96,400          3,976
Entergy                                              33,300            964
FirstEnergy                                          31,600            806
Florida Progress                                     13,300            615
FPL Group                                            24,200          1,219
GPU                                                  16,900            551
New Century Energies                                 15,600            522
Niagara Mohawk Holdings*                             25,300            391
Nicor                                                 6,400            238
Northern States Power                                20,800            449
ONEOK                                                 4,300            130
Pacificorp                                           40,200            809
PECO Energy                                          25,200            945
Peoples Energy                                        4,800            169
PG&E                                                 51,900          1,343
PP&L Resources                                       21,300            576
Public Service Enterprise Group                      29,600          1,143
Reliant Energy                                       40,000          1,083
Sempra Energy                                        32,500            676
Sonat                                                14,900            591
Southern                                             92,300          2,377
Texas Utilities                                      37,300          1,392
Unicom                                               29,400          1,086
Williams                                             58,700          2,198
                                                                -----------
                                                                    40,207
                                                                -----------
TOTAL COMMON STOCKS
    (Cost $840,943)                                              1,426,236
                                                                -----------
U.S. TREASURY OBLIGATIONS -- 0.2%
U.S. Treasury Bill (A)
    4.570%, 12/16/99                                 $3,000          2,971
                                                                -----------
TOTAL U.S. TREASURY OBLIGATIONS
    (Cost $2,971)                                                    2,971
                                                                -----------
WARRANTS -- 0.0%
U.S. Surgical*                                           13             --
                                                                -----------
TOTAL WARRANTS
    (Cost $0)                                                           --
                                                                -----------
RELATED PARTY MONEY MARKET FUND -- 0.2%
First American Prime Obligations
    Fund (B)                                      3,015,941          3,016
                                                                -----------
TOTAL RELATED PARTY MONEY MARKET FUND
    (Cost $3,016)                                                    3,016
                                                                -----------
TOTAL INVESTMENTS -- 100.0%
    (Cost $846,930)                                              1,432,223
                                                                -----------
OTHER ASSETS AND LIABILITIES, NET -- 0.0% (C)                          203
                                                                -----------

EQUITY INDEX FUND (CONCLUDED)

DESCRIPTION                                                     VALUE (000)
---------------------------------------------------------------------------
NET ASSETS:
Portfolio Capital--Class A
    ($.0001 par value--2 billion authorized)
    based on 4,328,167 outstanding shares                       $   95,201
Portfolio Capital-- Class B
    ($.0001 par value--2 billion authorized)
    based on 3,909,703 outstanding shares                           84,655
Portfolio Capital--Class C
    ($.0001 par value--2 billion authorized)
    based on 661,688 outstanding shares                             17,411
Portfolio Capital--Class Y
    ($.0001 par value--2 billion authorized)
    based on 47,276,941 outstanding shares                         612,548
Undistributed net investment income                                    320
Accumulated net realized gain on investments                        37,125
Net unrealized appreciation of investments and
    open futures contracts                                         585,166
                                                                -----------
TOTAL NET ASSETS-- 100.0%                                       $1,432,426
                                                                -----------
Net asset value and redemption
    price per share--Class A                                    $    25.52

Maximum sales charge of 5.25% (D)                                     1.41
                                                                -----------
Offering price per share--Class A                               $    26.93
                                                                -----------
Net asset value and offering price
    per share--Class B (E)                                      $    25.34
                                                                -----------
Net asset value price per share--Class C (F)                    $    25.48

Maximum sales charge of 1.00% (G)                                     0.26
                                                                -----------
Offering price per share--Class C                               $    25.74
                                                                -----------
Net asset value, offering price, and redemption
    price per share--Class Y                                    $    25.51
                                                                -----------
*   Non-income producing security

(A) Security has been deposited as initial margin on open futures contracts. Yield shown is effective yield at date of purchase.

(B) This money market fund is advised by U.S. Bank National Association who also serves as advisor for this fund. See also the notes to the financial statements.

(C) Other assets and liabilities representing greater than 5% of total net assets include the following (000):

      Cash collateral received for securities on loan      $ 342,782
      Payable upon return of securities on loan            $(342,782)

(D) The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 5.25%

(E) Class B has a contingent deferred sales charge. For a description of a possible redemption charge, see the notes to the financial statements.

(F) Class C has a contingent deferred sales charge. For a description of a possible redemption charge, see the notes to the financial statements.

(G) The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 1.00%.

ADR--American Depository Receipt
Cl--Class
FHLMC--Federal Home Loan Mortgage Corporation

The accompanying notes are an integral part of the financial statements.


                                21     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

STATEMENTS OF
NET ASSETS      SEPTEMBER 30, 1999

LARGE CAP GROWTH FUND

DESCRIPTION                                          SHARES     VALUE (000)
---------------------------------------------------------------------------
COMMON STOCKS -- 97.6%
BASIC MATERIALS -- 1.7%
Ecolab                                              514,705      $  17,564
                                                                 ----------
CAPITAL GOODS -- 4.1%
Allied Signal                                       247,700         14,847
General Electric                                    239,040         28,341
                                                                 ----------
                                                                    43,188
                                                                 ----------
COMMUNICATION SERVICES -- 11.3%
AT&T                                                198,825          8,649
MCI WorldCom*                                       417,135         29,982
Nextel Communications, Cl A*                        434,000         29,431
Nokia, ADR                                          413,530         37,140
Vodafone, ADR                                        52,817         12,557
                                                                 ----------
                                                                   117,759
                                                                 ----------
CONSUMER CYCLICALS -- 10.5%
Best Buy*                                           275,900         17,123
Carnival                                            234,105         10,184
Gap                                                 349,987         11,200
Home Depot                                          328,165         22,520
Masco                                               510,318         15,820
Omnicom Group                                       138,000         10,928
Wal-Mart Stores                                     464,080         22,073
                                                                 ----------
                                                                   109,848
                                                                 ----------
CONSUMER STAPLES -- 8.2%
Coca-Cola                                           172,905          8,310
Cox Communications*                                 353,450         14,757
MediaOne Group*                                     249,950         17,075
Procter & Gamble                                    268,770         25,197
Walgreen                                            797,880         20,246
                                                                 ----------
                                                                    85,585
                                                                 ----------
ENERGY -- 3.2%
Exxon                                               172,467         13,096
Mobil                                               101,000         10,176
Schlumberger                                        164,525         10,252
                                                                 ----------
                                                                    33,524
                                                                 ----------
FINANCIALS -- 10.2%
American Express                                    164,785         22,184
American International Group                        115,737         10,062
Associates First Capital                            250,163          9,006
Bank of New York                                    354,190         11,843
Charles Schwab                                      311,500         10,494
Fannie Mae                                          235,185         14,743
Mellon Bank                                         482,650         16,289
Morgan Stanley Dean Witter                          133,850         11,938
                                                                 ----------
                                                                   106,559
                                                                 ----------

LARGE CAP GROWTH FUND (CONTINUED)

DESCRIPTION                                          SHARES     VALUE (000)
---------------------------------------------------------------------------
HEALTH CARE -- 14.7%
Amgen*                                              156,495      $  12,754
Biogen*                                             152,310         12,004
Bristol-Myers Squibb                                189,110         12,765
Guidant                                             291,845         15,650
Johnson & Johnson                                   290,855         26,722
Medtronic                                           577,470         20,500
Merck                                               232,490         15,068
Pfizer                                              784,410         28,190
Schering Plough                                     217,460          9,487
                                                                 ----------
                                                                   153,140
                                                                 ----------
TECHNOLOGY -- 29.0%
America Online*                                     221,980         23,086
Automatic Data Processing                           250,000         11,156
BMC Software*                                       291,815         20,883
Cisco Systems*                                      547,414         37,532
Compuware*                                          498,400         12,989
Dell Computer*                                      239,005          9,993
EMC*                                                388,480         27,752
IBM                                                 103,650         12,581
Intel                                               383,190         28,476
Lucent Technologies                                 510,397         33,112
Microsoft*                                          462,240         41,862
Oracle Systems*                                     247,200         11,248
Sun Microsystems*                                   126,830         11,795
Sungard Data Systems*                               267,700          7,044
Tellabs*                                            223,530         12,727
                                                                 ----------
                                                                   302,236
                                                                 ----------
TRANSPORTATION -- 0.8%
Southwest Airlines                                  545,272          8,281
                                                                 ----------
UTILITIES -- 3.9%
AES*                                                192,225         11,341
Enron                                               698,130         28,798
                                                                 ----------
                                                                    40,139
                                                                 ----------
TOTAL COMMON STOCKS
    (Cost $639,978)                                              1,017,823
                                                                 ----------
RELATED PARTY MONEY MARKET FUND -- 1.0%
First American Prime Obligations
    Fund (A)                                     10,567,002         10,567
                                                                 ----------
TOTAL RELATED PARTY MONEY MARKET FUND
    (Cost $10,567)                                                  10,567
                                                                 ----------
TOTAL INVESTMENTS -- 98.6%
    (Cost $650,545)                                              1,028,390
                                                                 ----------
OTHER ASSETS AND LIABILITIES, NET -- 1.4% (B)                       14,555
                                                                 ----------


                                22     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

                                                                 LARGE CAP FUNDS

LARGE CAP GROWTH FUND (CONCLUDED)

DESCRIPTION                                                     VALUE (000)
---------------------------------------------------------------------------
NET ASSETS:
Portfolio Capital--Class A
    ($.0001 par value--2 billion authorized)
    based on 8,512,468 outstanding shares                        $  81,433
Portfolio Capital-- Class B
    ($.0001 par value--2 billion authorized)
    based on 980,798 outstanding shares                             14,687
Portfolio Capital--Class C
    ($.0001 par value--2 billion authorized)
    based on 48,934 outstanding shares                                 969
Portfolio Capital--Class Y
    ($.0001 par value--2 billion authorized)
    based on 43,084,613 outstanding shares                         413,082
Accumulated net realized gain on investments                       154,929
Net unrealized appreciation of investments                         377,845
                                                                 ----------
TOTAL NET ASSETS -- 100.0%                                      $1,042,945
                                                                 ----------
Net asset value and redemption price
    per share--Class A                                           $   19.75

Maximum sales charge of 5.25% (C)                                     1.09
                                                                 ----------
Offering price per share--Class A                                $   20.84
                                                                 ----------
Net asset value and offering price
    per share--Class B (D)                                       $   19.38
                                                                 ----------
Net asset value price per share--Class C (E)                     $   19.67

Maximum sales charge of 1.00% (F)                                     0.20
                                                                 ----------
Offering price per share--Class C                                $   19.87
                                                                 ----------
Net asset value, offering price, and redemption
    price per share--Class Y                                     $   19.84
                                                                 ----------

*   Non-income producing security

(A) This money market fund is advised by U.S. Bank National Association who also serves as advisor for this fund. See also the notes to the financial statements.

(B) Other assets and liabilities representing greater than 5% of total net assets include the following (000):

      Cash collateral received for securities on loan      $ 305,560
      Payable upon return of securities on loan            $(305,560)

(C) The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 5.25%.

(D) Class B has a contingent deferred sales charge. For a description of a possible redemption charge, see the notes to the financial statements.

(E) Class C has a contingent deferred sales charge. For a description of a possible redemption charge, see the notes to the financial statements.

(F) The offering price is calcluated by dividing the net asset value by 1 minus the maximum sales charge of 1.00%.

ADR--American Depository Receipt
Cl--Class

The accompanying notes are an integral part of the financial statements.

LARGE CAP VALUE FUND

DESCRIPTION                                          SHARES     VALUE (000)
---------------------------------------------------------------------------
COMMON STOCKS -- 96.2%
BASIC MATERIALS -- 9.0%
Alcoa                                               697,900      $  43,313
Bemis                                               167,200          5,664
E.I. du Pont de Nemours                             355,100         21,617
International Paper                                 581,800         27,963
Praxair                                             954,300         43,898
                                                                 ----------
                                                                   142,455
                                                                 ----------
CAPITAL GOODS -- 4.2%
Allied Signal                                       532,100         31,893
Minnesota Mining & Manufacturing                    355,700         34,169
                                                                 ----------
                                                                    66,062
                                                                 ----------
COMMUNICATION SERVICES -- 8.4%
Ameritech                                           531,600         35,717
AT&T                                                538,250         23,414
Bell Atlantic                                       720,112         48,473
Deutsche Telekom, ADR                               616,000         25,756
                                                                 ----------
                                                                   133,360
                                                                 ----------
CONSUMER CYCLICALS -- 6.3%
Federated Department Stores*                        847,100         37,007
Mattel                                            1,263,400         24,005
May Department Stores                             1,049,500         38,241
                                                                 ----------
                                                                    99,253
                                                                 ----------
CONSUMER STAPLES -- 9.8%
ConAgra                                           1,245,400         28,099
General Mills                                       534,600         43,369
Kimberly Clark                                      991,900         52,075
Sara Lee                                          1,358,200         31,833
                                                                 ----------
                                                                   155,376
                                                                 ----------
ENERGY -- 6.5%
Exxon                                               474,900         36,062
Royal Dutch Petroleum, ADR                          625,200         36,926
Texaco                                              492,100         31,064
                                                                 ----------
                                                                   104,052
                                                                 ----------
FINANCIALS -- 27.3%
Allstate                                          1,398,700         34,880
AMBAC                                               574,700         27,226
American Express                                    232,800         31,341
Associates First Capital                          1,074,700         38,689
BankBoston                                          797,300         34,583
Chase Manhattan                                     645,600         48,662
Cigna                                               493,000         38,331
Firstar                                           1,343,800         34,435
Fannie Mae                                          539,700         33,832
Household International                             804,900         32,297
Mellon Bank                                       1,137,400         38,387
Wells Fargo                                       1,003,300         39,756
                                                                 ----------
                                                                   432,419
                                                                 ----------
HEALTH CARE -- 8.0%
American Home Products                              922,900         38,300
Baxter International                                682,000         41,091
Pharmacia & Upjohn                                  947,600         47,025
                                                                 ----------
                                                                   126,416
                                                                 ----------


                                23     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

STATEMENTS OF
NET ASSETS      SEPTEMBER 30, 1999

LARGE CAP VALUE FUND (CONTINUED)

DESCRIPTION                                          SHARES     VALUE (000)
---------------------------------------------------------------------------
TECHNOLOGY -- 14.5%
Electronic Data Systems                             819,500      $  43,382
First Data                                        1,037,300         45,512
IBM                                                 364,456         44,236
Intel                                               477,100         35,454
Motorola                                            405,700         35,702
Raytheon, Cl A                                      413,540         20,057
Raytheon, Cl B                                      100,700          4,997
                                                                -----------
                                                                   229,340
                                                                -----------
UTILITIES -- 2.2%
Duke Power                                          647,200         35,677
                                                                -----------
TOTAL COMMON STOCKS
    (Cost $1,338,733)                                            1,524,410
                                                                -----------
RELATED PARTY MONEY MARKET FUND -- 4.5%
First American Prime Obligations
    Fund (A)                                     70,731,018         70,731
                                                                -----------
TOTAL RELATED PARTY MONEY MARKET FUND
    (Cost $70,731)                                                  70,731
                                                                -----------
TOTAL INVESTMENTS -- 100.7%
    (Cost $1,409,464)                                            1,595,141
                                                                -----------
OTHER ASSETS AND LIABILITIES, NET -- (0.7%)(B)                     (11,574)
                                                                -----------

NET ASSETS:
Portfolio Capital--Class A
    ($.0001 par value--2 billion authorized)
    based on 7,666,242 outstanding shares                        $ 128,841
Portfolio Capital-- Class B
    ($.0001 par value--2 billion authorized)
    based on 2,698,636 outstanding shares                           60,541
Portfolio Capital--Class C
    ($.0001 par value--2 billion authorized)
    based on 60,548 outstanding shares                               1,498
Portfolio Capital--Class Y
    ($.0001 par value--2 billion authorized)
    based on 57,972,017 outstanding shares                       1,023,861
Accumulated net realized gain on investments                       183,149
Net unrealized appreciation of investments                         185,677
                                                                -----------
TOTAL NET ASSETS-- 100.0%                                       $1,583,567
                                                                -----------

LARGE CAP VALUE FUND (CONCLUDED)

DESCRIPTION                                                          VALUE
---------------------------------------------------------------------------
Net asset value and redemption price
    per share--Class A                                          $    23.12

Maximum sales charge of 5.25% (C)                                     1.28
                                                                -----------
Offering price per share--Class A                               $    24.40
                                                                -----------
Net asset value and offering price
    per share--Class B (D)                                      $    22.87
                                                                -----------
Net asset value price per share--Class C (E)                    $    23.09

Maximum sales charge of 1.00% (F)                                     0.23
                                                                -----------
Offering price per share--Class C                               $    23.32
                                                                -----------
Net asset value, offering price, and redemption
   price per share--Class Y                                     $    23.17
                                                                -----------

*   Non-income producing security

(A) This money market fund is advised by U.S Bank National Association who also serves as advisor for this fund. See also the notes to the financial statements.

(B) Other assets and liabilities representing greater than 5% of total net assets include the following (000):

          Cash collateral received for securities on loan        $ 308,375
          Payable upon return of securities on loan              $(308,375)

(C) The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 5.25%.

(D) Class B has a contingent deferred sales charge. For a description of a possible redemption charge, see the notes to the financial statements.

(E) Class C has a contingent deferred sales charge. For a description of a possible redemption charge, see the notes to the financial statements.

(F) The offering price is calcluated by dividing the net asset value by 1 minus the maximum sales charge of 1.00%.

ADR--American Depository Receipt
AMBAC--American Municipal Bond Assurance Corporation
Cl--Class

The accompanying notes are an integral part of the financial statements.


                                24     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

                                                                 LARGE CAP FUNDS


                    THIS PAGE WAS INTENTIONALLY LEFT BLANK.


                                25     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

STATEMENTS OF
OPERATIONS      FOR THE YEAR ENDED SEPTEMBER 30, 1999
                IN THOUSANDS

                                                        BALANCED     EQUITY INCOME       EQUITY INDEX
                                                            FUND              FUND               FUND
------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest                                                $ 15,656+         $  2,401+         $   2,087+
Dividends                                                  5,201            10,219             18,762
------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                   20,857            12,620             20,849
======================================================================================================
EXPENSES:
Investment advisory fees                                   3,912             2,835             10,005
Less: Waiver of investment advisory fees                    (606)             (526)            (7,696)
Administrator fees                                           608               441              1,556
Transfer agent fees                                          282                90                438
Custodian fees                                               168               121                429
Directors' fees                                                9                 7                 23
Registration fees                                             23                17                 59
Professional fees                                             19                14                 51
Printing                                                      35                25                 90
Distribution fees - Class A                                  194                38                217
Distribution fees - Class B                                  629               107                766
Distribution fees - Class C                                    4                 5                 59
Other                                                         20                14                 48
------------------------------------------------------------------------------------------------------
TOTAL NET EXPENSES                                         5,297             3,188              6,045
======================================================================================================
Investment income - net                                   15,560             9,432             14,804
------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAINS
ON INVESTMENTS - NET:
Net realized gain on investments                          51,628            26,002             30,503
Net realized gain on futures contracts                        --                --             10,534
Net change in unrealized appreciation/depreciation
 of investments                                           (1,078)            2,697            256,876
Net change in unrealized appreciation
 of futures contracts                                         --                --                 68
------------------------------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS                                   50,550            28,699            297,981
======================================================================================================
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS                              $ 66,110          $ 38,131          $ 312,785
======================================================================================================

+ Includes income from securities lending program. See the Notes to the Financial Statements for additional information.

The accompanying notes are an integral part of the financial statements.


                                26     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

                                                                 LARGE CAP FUNDS

  LARGE CAP     LARGE CAP
GROWTH FUND    VALUE FUND
--------------------------

  $  1,701+      $  2,904+
     8,056         27,910
--------------------------
     9,757         30,814
==========================

     6,862         11,515
      (861)        (1,574)
     1,067          1,791
       292            630
       294            494
        16             27
        41             68
        35             58
        62            102
       399            471
       158            642
         2              4
        33             55
--------------------------
     8,400         14,283
==========================
     1,357         16,531
--------------------------


   156,209        207,906
        --             --

   129,481         93,721

        --             --
--------------------------
   285,690        301,627
==========================

  $287,047       $318,158
==========================


                                27     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

STATEMENTS OF
CHANGES IN NET ASSETS   IN THOUSANDS

                                                                           BALANCED                EQUITY                    EQUITY
                                                                               FUND           INCOME FUND                INDEX FUND
-----------------------------------------------------------------------------------------------------------------------------------
                                                                 10/1/98    10/1/97    10/1/98    10/1/97      10/1/98      10/1/97
                                                                      to         to         to         to           to           to
                                                                 9/30/99    9/30/98    9/30/99    9/30/98      9/30/99      9/30/98
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income - net                                         $ 15,560   $ 17,317   $  9,432   $ 11,169   $   14,804   $   13,094
Net realized gain on investments                                  51,628     64,326     26,002     21,440       30,503       45,838
Net realized gain (loss) on futures contracts                         --         --         --         --       10,534       (1,079)
Net change in unrealized appreciation (depreciation)
 of investments                                                   (1,078)   (76,426)     2,697      1,279      256,876       10,202
Net change in unrealized appreciation/depreciation
 of futures contracts                                                 --         --         --         --           68         (147)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations   66,110      5,217     38,131     33,888      312,785       67,908
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income - net:
  Class A                                                         (2,106)    (1,407)      (334)      (268)        (758)        (402)
  Class B                                                         (1,271)    (1,183)      (162)      (143)        (193)        (155)
  Class C                                                             (9)        --         (9)        --          (16)          --
  Class Y                                                        (12,245)   (14,657)    (9,143)   (10,657)     (13,914)     (12,321)
Net realized gain on investments:
  Class A                                                         (8,756)    (2,532)      (662)      (524)      (1,099)      (1,395)
  Class B                                                         (6,690)    (3,406)      (506)      (372)        (996)      (1,890)
  Class C                                                             --         --         --         --           --           --
  Class Y                                                        (51,648)   (31,658)   (20,399)   (20,162)     (21,802)     (39,689)
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                              (82,725)   (54,843)   (31,215)   (32,126)     (38,778)     (55,852)
===================================================================================================================================
CAPITAL SHARE TRANSACTIONS(1):
Class A
  Proceeds from sales                                             14,035     17,972     12,345     18,729       73,519       86,010
  Shares issued in connection with acquisition of
   Qualivest Fund
   (FAIF Asset Allocation for Balanced Fund)                          --      2,346         --         --           --        5,782
  Shares issued in connection with acquisition of Piper Fund          --     43,884         --         --           --           --
  Reinvestment of distributions                                   10,398      3,794        748        554        1,766        1,588
  Payments for redemptions                                       (30,490)   (16,652)    (4,820)   (15,324)     (22,600)     (62,121)
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from Class A transactions       (6,057)    51,344      8,273      3,959       52,685       31,259
-----------------------------------------------------------------------------------------------------------------------------------
Class B
  Proceeds from sales                                              7,363     18,038      3,746      2,710       51,649       22,783
  Shares issued in connection with acquisition of
   Qualivest Fund
   (FAIF Asset Allocation for Balanced Fund)                          --      5,078         --         --           --           --
  Reinvestment of distributions                                    7,765      4,414        628        492        1,165        1,990
  Payments for redemptions                                       (11,704)    (7,174)    (2,006)    (1,228)      (8,302)      (3,576)
-----------------------------------------------------------------------------------------------------------------------------------
Increase in net assets from Class B transactions                   3,424     20,356      2,368      1,974       44,512       21,197
-----------------------------------------------------------------------------------------------------------------------------------
Class C
  Proceeds from sales                                              1,431         --      1,825         --       18,007           --
  Reinvestment of distributions                                        9         --          8         --           15           --
  Payment for redemptions                                             (1)        --        (11)        --         (611)          --
-----------------------------------------------------------------------------------------------------------------------------------
Increase in net assets from Class C transactions                   1,439         --      1,822         --       17,411           --
-----------------------------------------------------------------------------------------------------------------------------------
Class Y
  Proceeds from sales                                             96,438    126,347     58,353     47,160      451,693      294,141
  Shares issued in connection with the acquisition
   of Common Trust Fund Assets                                        --         --         --         --           --           --
  Shares issued in connection with the acquisition
   of Piper Common Trust Fund Assets                                  --         --         --         --           --           --
  Shares issued in connection with acquisition
   of Qualivest Fund (FAIF Asset Allocation for Balanced Fund)        --     94,226         --         --           --      345,903
  Shares issued in connection with acquisition of Piper Fund          --         --         --         --           --           --
  Reinvestment of distributions                                   60,180     44,419      3,371      3,510       32,110       46,426
  Payments for redemptions                                      (249,834)  (188,151)   (77,863)   (63,003)    (526,652)    (261,290)
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from Class Y transactions      (93,216)    76,841    (16,139)   (12,333)     (42,849)     425,180
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
 transactions                                                    (94,410)   148,541     (3,676)    (6,400)      71,759      477,636
-----------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                         (111,025)    98,915      3,240     (4,638)     345,766      489,692
NET ASSETS AT BEGINNING OF PERIOD                                593,018    494,103    379,176    383,814    1,086,660      596,968
===================================================================================================================================
NET ASSETS AT END OF PERIOD (2)                                 $481,993   $593,018   $382,416   $379,176   $1,432,426   $1,086,660
===================================================================================================================================

(1) See note 4 in the notes to the financial statements for additional information.
(2) Includes undistributed net investment income (000) of $295 and $366 for Balanced Fund, $198 and $414 for Equity Income Fund, $320 and $397 for Equity Index Fund, $0 and $806 for Large Cap Growth Fund, $0 and $491 for Large Cap Value Fund, at September 30, 1999, and September 30, 1998, respectively.

The accompanying notes are an integral part of the financial statements.


                                28     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

                                                                 LARGE CAP FUNDS

                       LARGE CAP                          LARGE CAP
                     GROWTH FUND                         VALUE FUND
-------------------------------------------------------------------
         10/1/98         10/1/97          10/1/98           10/1/97
              to              to               to                to
         9/30/99         9/30/98          9/30/99           9/30/98
-------------------------------------------------------------------

      $    1,357      $    6,065        $  16,531        $   20,324
         156,209          95,953          207,906           214,528
              --              --               --                --

         129,481        (113,637)          93,721          (372,822)

              --              --               --                --
-------------------------------------------------------------------
         287,047         (11,619)         318,158          (137,970)
-------------------------------------------------------------------


            (282)           (150)          (1,621)           (1,171)
              --             (16)            (186)             (318)
              --              --               (1)               --
          (2,625)         (5,203)         (15,248)          (18,581)

         (16,050)         (1,066)         (27,729)           (5,825)
          (1,316)           (757)          (9,199)           (7,436)
              --              --               --                --
         (77,627)        (53,851)        (202,092)         (143,987)
-------------------------------------------------------------------
         (97,900)        (61,043)        (256,076)         (177,318)
===================================================================


          54,798          44,694           31,078            37,943


              --              --               --             9,139
              --         170,289               --           122,208
          15,252             833           24,964             7,470
         (74,400)        (66,502)         (56,697)          (29,938)
-------------------------------------------------------------------
          (4,350)        149,314             (655)          146,822
-------------------------------------------------------------------

           6,268           3,504            5,587            16,274


              --              --               --                --
           1,295             759            9,240             7,540
          (2,449)         (1,633)         (11,602)           (7,250)
-------------------------------------------------------------------
           5,114           2,630            3,225            16,564
-------------------------------------------------------------------

             988              --            1,504                --
              --              --                1                --
             (19)             --               (7)               --
-------------------------------------------------------------------
             969              --            1,498                --
-------------------------------------------------------------------

         177,975         176,400          298,298           377,320

              --              --               --           265,740

           9,808              --               --                --

              --              --               --           161,636
              --              --               --            14,861
          21,807          11,815          121,404            96,891
        (189,793)       (137,884)        (382,918)         (482,975)
-------------------------------------------------------------------
          19,797          50,331           36,784           433,473
-------------------------------------------------------------------

          21,530         202,275           40,852           596,859
-------------------------------------------------------------------
         210,677         129,613          102,934           281,571
         832,268         702,655        1,480,633         1,199,062
===================================================================
      $1,042,945      $  832,268       $1,583,567        $1,480,633
===================================================================


                                29     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

FINANCIAL HIGHLIGHTS  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS
                      ENDED SEPTEMBER 30, UNLESS OTHERWISE INDICATED

                                          REALIZED AND
               NET ASSET                    UNREALIZED      DIVIDENDS
                   VALUE           NET        GAINS OR       FROM NET   DISTRIBUTIONS
               BEGINNING    INVESTMENT     (LOSSES) ON     INVESTMENT            FROM
               OF PERIOD        INCOME     INVESTMENTS         INCOME   CAPITAL GAINS
--------------------------------------------------------------------------------------
BALANCED FUND
Class A
 1999           $  13.98       $  0.38         $  1.07        $ (0.38)        $ (1.59)
 1998              15.41          0.40           (0.30)         (0.41)          (1.12)
 1997              13.14          0.39            2.85          (0.39)          (0.58)
 1996              12.12          0.39            1.43          (0.39)          (0.41)
 1995              10.54          0.38            1.72          (0.37)          (0.15)
Class B
 1999           $  13.93       $  0.28         $  1.06        $ (0.28)        $ (1.59)
 1998              15.36          0.30           (0.31)         (0.30)          (1.12)
 1997              13.10          0.29            2.84          (0.29)          (0.58)
 1996              12.09          0.31            1.42          (0.31)          (0.41)
 1995              10.53          0.29            1.71          (0.29)          (0.15)
Class C
 1999(1)        $  13.69       $  0.23         $ (0.25)       $ (0.22)        $    --
Class Y
 1999           $  14.01       $  0.41         $  1.08        $ (0.41)        $ (1.59)
 1998              15.43          0.44           (0.30)         (0.44)          (1.12)
 1997              13.15          0.42            2.86          (0.42)          (0.58)
 1996              12.13          0.42            1.43          (0.42)          (0.41)
 1995              10.54          0.40            1.73          (0.39)          (0.15)
--------------------------------------------------------------------------------------
EQUITY INCOME FUND
Class A
 1999           $  15.70       $  0.36         $  1.15        $ (0.37)        $ (0.90)
 1998              15.69          0.41            0.86          (0.41)          (0.85)
 1997              12.65          0.40            3.40          (0.41)          (0.35)
 1996              11.24          0.39            1.42          (0.39)          (0.01)
 1995               9.89          0.41            1.33          (0.39)             --
Class B
 1999           $  15.65       $  0.24         $  1.16        $ (0.25)        $ (0.90)
 1998              15.62          0.30            0.87          (0.29)          (0.85)
 1997              12.61          0.29            3.37          (0.30)          (0.35)
 1996              11.20          0.31            1.42          (0.31)          (0.01)
 1995               9.88          0.33            1.32          (0.33)             --
Class C
 1999(1)        $  16.62       $  0.21         $ (0.70)       $ (0.20)        $    --
Class Y
 1999           $  15.74       $  0.40         $  1.17        $ (0.41)        $ (0.90)
 1998              15.70          0.46            0.88          (0.45)          (0.85)
 1997              12.66          0.43            3.40          (0.44)          (0.35)
 1996              11.24          0.42            1.43          (0.42)          (0.01)
 1995               9.89          0.41            1.35          (0.41)             --
--------------------------------------------------------------------------------------
EQUITY INDEX FUND
Class A
 1999           $  20.61       $  0.21         $  5.36        $ (0.22)        $ (0.44)
 1998              20.76          0.24            1.39          (0.24)          (1.54)
 1997              15.49          0.12            5.70          (0.12)          (0.43)
 1996              13.35          0.27            2.32          (0.27)          (0.18)
 1995              10.68          0.25            2.76          (0.25)          (0.09)
Class B
 1999           $  20.49       $  0.05         $  5.30        $ (0.06)        $ (0.44)
 1998              20.67          0.09            1.36          (0.09)          (1.54)
 1997              15.43          0.12            5.67          (0.12)          (0.43)
 1996              13.30          0.17            2.31          (0.17)          (0.18)
 1995              10.66          0.23            2.68          (0.18)          (0.09)
Class C
 1999(1)        $  25.35       $  0.06         $  0.13        $ (0.06)        $    --
Class Y
 1999           $  20.60       $  0.28         $  5.35        $ (0.28)        $ (0.44)
 1998              20.74          0.29            1.40          (0.29)          (1.54)
 1997              15.47          0.29            5.70          (0.29)          (0.43)
 1996              13.34          0.31            2.31          (0.31)          (0.18)
 1995              10.67          0.28            2.75          (0.27)          (0.09)
--------------------------------------------------------------------------------------

 +  Returns are for the period indicated and have not been annualized.
(A) Excluding sales charges.
(1) Class C shares have been offered since February 1, 1999. All ratios for the period have been annualized.


                                30     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

                                                                 LARGE CAP FUNDS

                                                                                   RATIO OF
                                                                 RATIO OF NET    EXPENSES TO
  NET ASSET                                         RATIO OF       INVESTMENT        AVERAGE
      VALUE                        NET ASSETS    EXPENSES TO        INCOME TO     NET ASSETS    PORTFOLIO
     END OF           TOTAL            END OF        AVERAGE          AVERAGE     (EXCLUDING     TURNOVER
     PERIOD      RETURN (A)      PERIOD (000)     NET ASSETS       NET ASSETS       WAIVERS)         RATE
------------------------------ ---------------------------------------------------------------------------

   $  13.46          10.75%        $   69,753          1.05%            2.69%           1.16%          77%
      13.98           0.72             78,269          1.05             2.82            1.15          103
      15.41          25.80             32,309          1.05             2.74            1.13           84
      13.14          15.61             20,927          1.05             3.05            1.14           73
      12.12          20.57             15,288          0.99             3.41            1.19           77

   $  13.40           9.94%        $   60,623          1.80%            1.94%           1.91%          77%
      13.93          (0.02)            59,323          1.80             2.02            1.90          103
      15.36          24.93             43,707          1.80             1.99            1.88           84
      13.10          14.78             15,542          1.80             2.32            1.89           73
      12.09          19.58              3,120          1.79             2.60            1.94           77

   $  13.45          (0.21)%+      $    1,388          1.81%            2.05%           1.91%          77%

   $  13.50          11.07%        $  350,229          0.80%            2.93%           0.91%          77%
      14.01           1.03            455,426          0.80             3.01            0.90          103
      15.43          26.17            418,087          0.80             2.99            0.88           84
      13.15          15.89            332,786          0.80             3.31            0.89           73
      12.13          20.89            192,145          0.79             3.61            0.94           77
----------------------------------------------------------------------------------------------------------


   $  15.94           9.74%        $   18,970          1.00%            2.01%           1.13%          35%
      15.70           8.38             11,018          1.00             2.58            1.12           14
      15.69          31.16              7,276          1.00             2.96            1.17           39
      12.65          16.41              2,581          1.00             3.25            1.20           23
      11.24          18.06              1,995          0.92             3.91            1.31           23

   $  15.90           9.10%        $   10,971          1.75%            1.34%           1.88%          35%
      15.65           7.77              8,570          1.75             1.81            1.87           14
      15.62          30.06              6,619          1.75             2.19            1.92           39
      12.61          15.66              3,770          1.75             2.49            1.95           23
      11.20          17.10              1,233          1.75             3.05            2.06           23

   $  15.93          (3.02)%+      $    1,700          1.76%            0.65%           1.88%          35%

   $  16.00          10.10%        $  350,775          0.75%            2.38%           0.88%          35%
      15.74           8.85            359,588          0.75             2.81            0.87           14
      15.70          31.45            369,919          0.75             3.12            0.92           39
      12.66          16.79             64,590          0.75             3.50            0.95           23
      11.24          18.24             52,126          0.75             4.11            1.06           23
----------------------------------------------------------------------------------------------------------


   $  25.52          27.30%        $  110,439          0.60%            0.85%           1.14%           7%
      20.61           8.50             46,010          0.60             1.11            1.13           14
      20.76          39.47             15,977          0.60             1.36            1.13            8
      15.49          19.75              6,221          0.60             1.87            1.15           10
      13.35          28.90              2,140          0.57             2.16            1.20            9

   $  25.34          26.38%        $   99,054          1.35%            0.10%           1.89%           7%
      20.49           7.66             44,122          1.35             0.37            1.88           14
      20.67          38.45             23,733          1.35             0.61            1.88            8
      15.43          18.95              8,252          1.35             1.11            1.90           10
      13.30          27.87              1,197          1.35             1.34            1.95            9

   $  25.48           0.76%+       $   16,861          1.35%            0.07%           1.89%           7%

   $  25.51          27.61%        $1,206,072          0.35%            1.11%           0.89%           7%
      20.60           8.82            996,528          0.35             1.36            0.88           14
      20.74          39.85            557,258          0.35             1.62            0.88            8
      15.47          19.98            348,539          0.35             2.14            0.90           10
      13.34          29.17            218,932          0.35             2.41            0.95            9
----------------------------------------------------------------------------------------------------------


                                31     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

FINANCIAL HIGHLIGHTS  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS
                      ENDED SEPTEMBER 30, UNLESS OTHERWISE INDICATED

                                          REALIZED AND
               NET ASSET                    UNREALIZED      DIVIDENDS
                   VALUE           NET        GAINS OR       FROM NET    DISTRIBUTIONS
               BEGINNING    INVESTMENT     (LOSSES) ON     INVESTMENT             FROM
               OF PERIOD        INCOME     INVESTMENTS         INCOME    CAPITAL GAINS
---------------------------------------------------------------------------------------
LARGE CAP GROWTH FUND
Class A
 1999           $  16.25       $  0.02         $  5.39        $ (0.03)        $ (1.88)
 1998              17.63          0.09           (0.02)         (0.09)          (1.36)
 1997              13.63          0.09            4.28          (0.10)          (0.27)
 1996              11.75          0.15            1.88          (0.15)             --
 1995               9.09          0.15            2.66          (0.15)             --
Class B
 1999           $  16.06       $  0.07         $  5.13        $    --         $ (1.88)
 1998              17.47          0.03           (0.05)         (0.03)          (1.36)
 1997              13.57          0.01            4.18          (0.02)          (0.27)
 1996              11.73          0.08            1.84          (0.08)             --
 1995               9.09          0.09            2.65          (0.10)             --
Class C
 1999(1)        $  18.56       $  0.01         $  1.11        $ (0.01)        $    --
Class Y
 1999           $  16.30       $  0.02         $  5.46        $ (0.06)        $ (1.88)
 1998              17.64          0.13            0.02          (0.13)          (1.36)
 1997              13.66          0.12            4.26          (0.13)          (0.27)
 1996              11.78          0.18            1.88          (0.18)             --
 1995               9.10          0.17            2.67          (0.16)             --
-----------------------------------------------------------------------------------------
LARGE CAP VALUE FUND
Class A
 1999           $  22.39       $  0.19         $  4.44        $ (0.20)        $ (3.70)
 1998              28.74          0.29           (2.59)         (0.29)          (3.76)
 1997              22.59          0.33            7.90          (0.32)          (1.76)
 1996              19.57          0.36            4.07          (0.36)          (1.05)
 1995              16.51          0.33            3.64          (0.32)          (0.59)
Class B
 1999           $  22.21       $  0.07         $  4.36        $ (0.07)        $ (3.70)
 1998              28.55          0.13           (2.58)         (0.13)          (3.76)
 1997              22.50          0.18            7.81          (0.18)          (1.76)
 1996              19.49          0.22            4.06          (0.22)          (1.05)
 1995              16.49          0.26            3.55          (0.22)          (0.59)
Class C
 1999(1)        $  22.79       $  0.08         $  0.30        $ (0.08)        $    --
Class Y
 1999           $  22.42       $  0.25         $  4.46        $ (0.26)        $ (3.70)
 1998              28.75          0.35           (2.57)         (0.35)          (3.76)
 1997              22.60          0.39            7.90          (0.38)          (1.76)
 1996              19.56          0.42            4.09          (0.42)          (1.05)
 1995              16.50          0.36            3.64          (0.35)          (0.59)
-----------------------------------------------------------------------------------------

 +  Returns are for the period indicated and have not been annualized.
(A) Excluding sales charges.
(1) Class C shares have been offered since February 1, 1999. All ratios for the period have been annualized.


                                32     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

                                                                 LARGE CAP FUNDS

                                                                                  RATIO OF
                                                               RATIO OF NET    EXPENSES TO
 NET ASSET                                       RATIO OF        INVESTMENT        AVERAGE
     VALUE                      NET ASSETS    EXPENSES TO     INCOME (LOSS)     NET ASSETS    PORTFOLIO
    END OF          TOTAL           END OF        AVERAGE        TO AVERAGE     (EXCLUDING     TURNOVER
    PERIOD     RETURN (A)     PERIOD (000)     NET ASSETS        NET ASSETS       WAIVERS)         RATE
--------------------------------------------------------------------------------------------------------

  $  19.75          36.00%      $  168,153          1.05%            (0.05)%          1.14%          57%
     16.25           0.61          140,948          1.05              0.56            1.11           38
     17.63          32.69           12,017          1.05              0.57            1.14           34
     13.63          17.38            5,318          1.04              1.13            1.17           21
     11.75          31.21            2,710          0.92              1.52            1.26           28

  $  19.38          34.99%      $   19,011          1.80%            (0.83)%          1.89%          57%
     16.06           0.09           11,177          1.80             (0.20)           1.86           38
     17.47          31.42            9,487          1.80             (0.18)           1.89           34
     13.57          16.41            5,775          1.79              0.36            1.92           21
     11.73          30.29              819          1.75              0.58            2.01           28

  $  19.67           6.04%+     $      962          1.80%            (1.09)%          1.89%          57%

  $  19.84          36.36%      $  854,819          0.80%             0.20%           0.89%          57%
     16.30           1.07          680,143          0.80              0.82            0.86           38
     17.64          32.75          681,151          0.80              0.77            0.89           34
     13.66          17.58          225,900          0.79              1.39            0.92           21
     11.78          31.57          132,854          0.75              1.69            1.01           28
--------------------------------------------------------------------------------------------------------


  $  23.12          21.93%      $  177,251          1.05%             0.82%           1.15%          61%
     22.39          (8.77)         170,529          1.05              1.21            1.13           74
     28.74          38.82           50,381          1.05              1.14            1.14           57
     22.59          23.90           22,965          1.05              1.64            1.13           40
     19.57          25.26           13,076          1.00              1.89            1.19           52

  $  22.87          21.07%      $   61,711          1.80%             0.07%           1.90%          61%
     22.21          (9.37)          56,259          1.80              0.41            1.88           74
     28.55          37.71           53,420          1.80              0.39            1.89           57
     22.50          23.08           23,316          1.80              0.89            1.88           40
     19.49          24.20            7,051          1.79              1.10            1.94           52

  $  23.09           1.65%+     $    1,398          1.80%             0.00%           1.90%          61%

  $  23.17          22.28%      $1,343,207          0.80%             1.07%           0.90%          61%
     22.42          (8.47)       1,253,845          0.80              1.40            0.88           74
     28.75          39.13        1,095,262          0.80              1.39            0.89           57
     22.60          24.32          471,206          0.80              1.90            0.88           40
     19.56          25.50          312,559          0.79              2.10            0.94           52
--------------------------------------------------------------------------------------------------------


                                33     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

                    THIS PAGE WAS INTENTIONALLY LEFT BLANK.


                                34     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

MID CAP FUNDS
MID CAP GROWTH

INVESTMENT OBJECTIVE
     SEEKS CAPITAL GROWTH BY INVESTING IN STOCKS WITH MARKET CAPITALIZATIONS WITHIN THE RANGE OF THE RUSSELL MID-CAP INDEX BELIEVED TO PROVIDE SUPERIOR GROWTH.

After a sluggish fourth calendar quarter in 1998 -- a difficult period for stocks amid the financial crisis that swept across global markets -- the Mid Cap Growth Fund rallied to peak early in the third calendar quarter of 1999. Interest rate concerns subsequently quieted the rally in late July, with the fund generating an overall return of 31.69% for the fiscal year ended September 30, 1999.

The fund benefited from its concentration in technology stocks, which were strong performers throughout much of the year. The allure of the Internet created exciting opportunities for companies that develop technologies designed to enhance the Internet's "bandwidth," or the rate at which subscribers can receive data in bits per second. The fund participated in these companies, boosting fund performance.

Converse Technology, a firm that manufactures computer and telecommunications systems for information processing applications, was a portfolio standout due to strong demand for its enhanced wireless technologies. Tellabs, another of the fund's top holdings, also contributed to the fund's excellent performance within the technology sector.

The fund took a more defensive position with financial and health care stocks. Both sectors experienced setbacks during the year. Yet since the fund remained underweighted among financial and health care stocks, their disappointing performance had minimal impact on the overall portfolio.

Going forward, the fund remains positioned to profit from new opportunities within targeted areas of the technology sector. Plus, there are several attractive areas within the health care sector, especially among bio-technology companies, where the fund seeks to identify investment opportunities on a company-by-company basis.


VALUE OF A $10,000 INVESTMENT

[PLOT POINTS CHART]

                           FIRST
            FIRST         AMERICAN          FIRST
          AMERICAN         MID CAP         AMERICAN                 RUSSELL      LIPPER
           MID CAP         GROWTH           MID CAP      RUSSELL    MID-CAP      MID-CAP
           GROWTH       FUND, CLASS A       GROWTH       MID-CAP    GROWTH    GROWTH FUNDS
        FUND, CLASS A     ADJUSTED      FUND, CLASS Y     INDEX      INDEX       AVERAGE
        -------------     --------      -------------     -----      -----       -------
4/1990    $10,000         $ 9,475          $10,000      $10,000    $10,000      $10,000
9/1990      8,599           8,148            8,599        8,687      8,905        8,721
9/1991     13,914          13,183           13,914       12,513     13,259       13,354
9/1992     14,547          13,783           14,547       14,333     14,482       14,325
9/1993     19,918          18,872           19,918       17,870     17,412       19,147
9/1994     19,444          18,423           19,444       18,165     17,835       19,151
9/1995     26,187          24,812           26,187       23,086     23,127       26,007
9/1996     30,859          29,239           30,859       26,789     26,903       31,182
9/1997     37,351          35,390           37,450       36,179     34,878       37,250
9/1998     32,477          30,772           32,660       34,004     31,606       31,849
9/1999     42,769          40,523           43,102       40,618     43,364       48,053

PAST PERFORMANCE OF THE FUND IS NOT INDICATIVE OF FUTURE PERFORMANCE.


ANNUALIZED PERFORMANCE                                                    SINCE
                                    1 YEAR      3 YEAR      5 YEAR    INCEPTION
--------------------------------------------------------------------------------
Class A                             31.69%      11.49%      17.08%       16.63%
--------------------------------------------------------------------------------
Class A adjusted                    24.81%       9.50%      15.83%       15.96%
--------------------------------------------------------------------------------
Class B                             30.66%       -           -            9.56%
--------------------------------------------------------------------------------
Class B adjusted                    25.66%       -           -            5.60%
--------------------------------------------------------------------------------
Class C                              -           -           -            3.06%+
--------------------------------------------------------------------------------
Class C adjusted                     -           -           -            0.99%+
--------------------------------------------------------------------------------
Class Y*                            31.97%      11.78%      17.26%       16.73%
--------------------------------------------------------------------------------
Russell Mid-Cap                     19.45%      14.88%      17.46%       16.03%
--------------------------------------------------------------------------------
Russell Mid-Cap Growth              37.20%      17.25%      19.45%       16.84%
--------------------------------------------------------------------------------
Lipper Mid-Cap Growth               50.88%      13.27%      18.04%       15.89%
--------------------------------------------------------------------------------

Past performance of the fund is not indicative of future performance.

The performance presented for Class A and Y shares is that of a predecessor fund, Piper Emerging Growth Fund, which merged with First American Mid Cap Growth Fund on 8/7/98.

The inception date of the Class A shares is 4/23/90, the inception date of the Class B shares is 8/7/98, the inception date of the Class C shares is 2/1/99, and the inception date of the Class Y shares is 2/18/97.

The performance reflected in the graph begins on 4/30/90. The performance reflected in the table for Class A and Class Y shares begins on the inception date of Class A shares and Class B shares begin on 8/7/98. *The performance presented links the performance of Class A shares from inception on 4/23/90 to 2/18/97 with the performance of Class Y shares after its inception on 2/18/97. The since inception return for Class Y shares from 2/18/97, is 13.84%.

+Cumulative since inception.

Performance reflects voluntary fee waivers in effect. In absence of such fee waivers, total returns would be reduced.


                                35     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

MID CAP FUNDS
MID CAP VALUE

INVESTMENT OBJECTIVE
     SEEKS CAPITAL APPRECIATION BY INVESTING IN STOCKS WITH MARKET CAPITALIZATIONS WITHIN THE RANGE OF THE RUSSELL MID-CAP INDEX BELIEVED TO BE UNDERVALUED

The fiscal year ended September 30, 1999, was a punishing time for mid-cap value stocks, which continued to lag behind much of the overall market. With mid-cap value stocks currently out of favor with investors, the Mid Cap Value Fund posted a 8.03% return for the fiscal year.

Many of the mid-cap stocks within the portfolio are leaders in their market segments, boasting lower valuations and faster-growing earnings than large-cap stocks. Still, the Asian crisis, followed by rising interest rates and concerns about the U.S. economic environment caused investors to seek other types of equities. The fund's performance improved in the context of a rising market during the second quarter, only to surrender those gains amid ongoing concerns over interest rate hikes.

Even though mid-cap value stocks were out of favor throughout much of the year, several large portfolio holdings performed well. Share prices of Brunswick Corporation -- a recreational supplier -- doubled, and shares of Avis Rent-A-Car also climbed in value. However, other solid companies with histories of successful acquisitions experienced setbacks, which negatively affected fund performance.

Despite a difficult environment, the outlook for mid-cap value stocks looks brighter. As larger firms increasingly target mid-cap value companies for acquisitions, investors should reap the premiums paid for these stocks. Plus, the value sector still has a cushion of valuation compared to the more expensive large-cap growth sector and should perform relatively well in a challenging environment.

VALUE OF A $10,000 INVESTMENT

[PLOT POINTS CHART]

                           FIRST
            FIRST         AMERICAN         FIRST
          AMERICAN         MID CAP        AMERICAN                  RUSSELL     LIPPER
           MID CAP         VALUE           MID CAP       RUSSELL    MID-CAP     MID-CAP
            VALUE       FUND, CLASS A       VALUE        MID-CAP     VALUE    VALUE FUNDS
        FUND, CLASS A     ADJUSTED      FUND, CLASS Y     INDEX      INDEX      AVERAGE
        -------------     --------      -------------     -----      -----      -------
9/1989     $10,000        $ 9,475        $10,000        $10,000     $10,000     $10,000
9/1990       8,996          8,524          8,996          7,855       7,456       8,475
9/1991      11,170         10,584         11,170         11,315      10,497      11,457
9/1992      12,865         12,189         12,865         12,960      12,400      12,619
9/1993      15,298         14,494         15,298         16,159      15,776      15,673
9/1994      18,163         17,209         18,172         16,426      15,937      16,408
9/1995      20,457         19,383         20,505         20,875      19,881      19,701
9/1996      25,618         24,273         25,757         24,224      23,011      22,757
9/1997      35,847         33,965         36,124         32,714      32,272      31,065
9/1998      25,513         24,173         25,774         30,748      31,075      26,701
9/1999      27,561         26,114         27,957         36,728      33,971      30,465

PAST PERFORMANCE OF THE FUND IS NOT INDICATIVE OF FUTURE PERFORMANCE.


ANNUALIZED PERFORMANCE                                                    SINCE
                             1 YEAR     3 YEAR    5 YEAR    10 YEAR   INCEPTION
--------------------------------------------------------------------------------
Class A                       8.03%      2.47%     8.70%     10.67%      12.18%
--------------------------------------------------------------------------------
Class A adjusted              2.38%      0.64%     7.53%     10.08%      11.67%
--------------------------------------------------------------------------------
Class B                       7.38%      1.72%     7.88%     -            8.75%
--------------------------------------------------------------------------------
Class B adjusted              3.10%      0.91%     7.66%      -           8.64%
--------------------------------------------------------------------------------
Class C                       -          -         -          -          -5.25%+
--------------------------------------------------------------------------------
Class C adjusted              -          -         -          -          -7.15%+
--------------------------------------------------------------------------------
Class Y*                      8.47%      2.77%     9.00%     10.83%      12.31%
--------------------------------------------------------------------------------
Russell Mid-Cap              19.45%     14.88%    17.46%     13.89%      13.89%
--------------------------------------------------------------------------------
Russell Mid-Cap Value         9.32%     13.87%    16.35%     13.01%      13.00%
--------------------------------------------------------------------------------
Lipper Mid-Cap Value         14.10%     10.1%     12.68%     10.44%      12.40%
--------------------------------------------------------------------------------

Past performance of the fund is not indicative of future performance.

The inception date of the Class A shares is 12/22/87, the inception date of the Class B shares is 8/15/94, the inception date of the Class C shares is 2/1/99, and the inception date of the Class Y shares is 2/4/94.

The 10-year performance reflected in the graph begins on 9/30/89. The performance reflected in the table for Class A and Class Y shares begins on the inception date of Class A shares and Class B shares begin on 8/15/94.

*The performance presented links the performance of Class A shares from inception on 12/22/87 to 2/4/94 with the performance of Class Y shares after its inception on 2/4/94. The since inception return for Class Y shares from 2/4/94, is 9.27%.

+Cumulative since inception.

Performance reflects voluntary fee waivers in effect. In absence of such fee waivers, total returns would be reduced.


                                36     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

                                                                   MID CAP FUNDS

STATEMENTS OF
NET ASSETS      SEPTEMBER 30, 1999

MID CAP GROWTH FUND

DESCRIPTION                                          SHARES     VALUE (000)
---------------------------------------------------------------------------
COMMON STOCKS -- 96.4%
BASIC MATERIALS -- 1.6%
Ecolab                                              176,900      $   6,037
                                                                 ----------
CAPITAL GOODS -- 5.2%
Danaher                                             152,500          8,035
Pentair                                             122,200          4,903
Sanmina*                                             85,700          6,631
                                                                 ----------
                                                                    19,569
                                                                 ----------
COMMUNICATION SERVICES -- 3.1%
Allegiance Telecommunications*                       44,900          2,363
Covad Communications Group*                          49,700          2,167
NTL*                                                 22,300          2,143
RSL Communications, Cl A*                           130,500          2,382
Time Warner Telecommunications, Cl A*               127,100          2,653
                                                                 ----------
                                                                    11,708
                                                                 ----------
CONSUMER CYCLICALS -- 20.0%
Bed Bath & Beyond*                                  151,800          5,303
Best Buy*                                            63,800          3,960
CMG Information Services*                            25,900          2,655
Devry*                                              293,500          5,870
Dollar General                                      191,176          5,903
Dollar Tree Stores*                                 141,400          5,647
Doubleclick*                                         18,200          2,168
Etoys*                                               33,700          2,243
Harley-Davidson                                      75,700          3,790
Interpublic Group                                    94,800          3,899
Kohls*                                              110,000          7,274
Lamar Advertising*                                   26,400          1,307
O'Reilly Automotive*                                 52,800          2,516
Office Depot*                                       287,300          2,927
Premier Parks*                                      109,200          3,167
Tandy                                                46,300          2,393
TJX                                                 173,400          4,866
Tower Automotive*                                   180,500          3,576
Valspar                                             116,200          3,798
Williams Sonoma*                                     44,100          2,142
                                                                 ----------
                                                                    75,404
                                                                 ----------
CONSUMER STAPLES -- 10.1%
Adelphia Communications, Cl A*                       47,900          2,817
AMFM*                                               120,200          7,317
Cardinal Health                                      24,800          1,352
Clear Channel Communications*                        75,600          6,038
Dial                                                196,600          5,013
SFX Entertainment, Cl A*                             94,700          2,888
Starbucks*                                          109,300          2,709
U.S. Foodservice*                                   282,000          5,076
Univision Communications*                            33,200          2,702
Valassis Communications*                             52,100          2,289
                                                                 ----------
                                                                    38,201
                                                                 ----------
ENERGY -- 2.7%
Anadarko Petroleum                                  133,300          4,074
Nabors Industries*                                  110,700          2,767
Transocean Offshore                                 110,700          3,390
                                                                 ----------
                                                                    10,231
                                                                 ----------
FINANCIALS -- 4.1%
Capital One Financial                                76,100          2,968
Charter One Financial                                 6,575            152
E*TRADE Group*                                       78,700          1,849

MID CAP GROWTH FUND (CONTINUED)

DESCRIPTION                                          SHARES     VALUE (000)
---------------------------------------------------------------------------
Firstar                                             115,730      $   2,966
National Commerce Bancorporation                    175,500          3,855
United Pan-Europe                                    56,700          3,459
                                                                 ----------
                                                                    15,249
                                                                 ----------
HEALTH CARE -- 7.5%
Allergan                                             19,400          2,134
Centocor*                                            94,000          5,505
Express Scripts, Cl A*                               76,800          6,010
Genentech*                                           18,600          2,721
Guidant                                             122,500          6,569
Stryker                                              47,600          2,433
Sybron International*                               110,800          2,978
                                                                 ----------
                                                                    28,350
                                                                 ----------
TECHNOLOGY -- 41.4%
Allaire                                              36,600          2,050
Alteon Websystems Inc*                                9,900            931
Analog Devices*                                     151,200          7,749
BEA Systems*                                         26,800            946
Broadcom Corporation, Cl A*                          25,800          2,812
C-Net*                                               58,600          3,282
Ceridian*                                           135,400          3,368
Ciena*                                               57,800          2,110
Citrix Systems*                                     102,900          6,373
Computer Sciences*                                   45,300          3,185
Comverse Technology*                                 69,300          6,536
Conexant Systems*                                    30,000          2,180
Digex*                                              108,900          2,580
Exodus Communications*                               56,000          4,035
Extreme Networks*                                    34,500          2,184
F5 Networks*                                         32,400          2,203
General Instrument*                                  89,100          4,288
Inktomi*                                             15,200          1,824
Internap Network Services*                           14,350            640
International Network Services*                     104,450          5,679
Jds Uniphase*                                        86,800          9,879
Juniper Networks*                                    10,100          1,839
KLA Instruments*                                     73,300          4,764
Legato Systems*                                     217,340          9,475
Linear Technology                                    45,400          2,669
Maxim Integrated Products*                           79,700          5,029
Network Solutions*                                   36,700          3,372
Novell*                                             131,000          2,710
Paychex                                             157,950          5,390
PMC-Sierra*                                          38,900          3,598
QLogic*                                              25,200          1,759
RF Micro Devices*                                    55,100          2,521
Safeguard Scientifics*                               40,700          2,768
Tellabs*                                             60,600          3,450
Teradyne*                                           141,400          4,984
VeriSign*                                            28,000          2,982
Veritas Software*                                    35,000          2,658
Vignette*                                            22,900          2,072
Vitesse Semiconductor*                              101,100          8,631
Waters*                                              38,500          2,332
Whittman-Hart*                                      124,900          4,844
Xilinx*                                              56,600          3,709
                                                                 ----------
                                                                   156,390
                                                                 ----------
UTILITIES -- 0.7%
KN Energy                                           121,700          2,731
                                                                 ----------
TOTAL COMMON STOCKS
    (Cost $287,424)                                                363,870
                                                                 ----------


                                37     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

STATEMENTS OF
NET ASSETS     SEPTEMBER 30, 1999

MID CAP GROWTH FUND (CONCLUDED)

DESCRIPTION                                          SHARES     VALUE (000)
---------------------------------------------------------------------------
RELATED PARTY MONEY MARKET FUND -- 9.6%
First American Prime Obligations
    Fund (A)                                     36,408,141      $  36,408
                                                                 ----------
TOTAL RELATED PARTY MONEY MARKET FUND
    (Cost $36,408)                                                  36,408
                                                                 ----------
TOTAL INVESTMENTS -- 106.0%
    (Cost $323,832)                                                400,278
                                                                 ----------
OTHER ASSETS AND LIABILITIES, NET -- (6.0%)(B)                     (22,853)
                                                                 ----------

NET ASSETS:
Portfolio Capital--Class A
    ($.0001 par value--2 billion authorized)
    based on 12,824,286 outstanding shares                       $  38,461
Portfolio Capital-- Class B
    ($.0001 par value--2 billion authorized)
    based on 28,251 outstanding shares                                 343
Portfolio Capital--Class C
    ($.0001 par value--2 billion authorized)
    based on 36,418 outstanding shares                                 465
Portfolio Capital--Class Y
    ($.0001 par value--2 billion authorized)
    based on 16,279,750 outstanding shares                         199,384
Accumulated net realized gain on investments                        62,326
Net unrealized appreciation of investments                          76,446
                                                                 ----------
TOTAL NET ASSETS -- 100.0%                                       $ 377,425
                                                                 ----------
Net asset value and redemption price
    per share--Class A                                           $   12.87

Maximum sales charge of 5.25% (C)                                     0.71
                                                                 ----------
Offering price per share--Class A                                $   13.58
                                                                 ----------
Net asset value and offering price
    per share--Class B (D)                                       $   12.75
                                                                 ----------
Net asset value price per share--Class C (E)                     $   12.80

Maximum sales charge of 1.00% (F)                                     0.13
                                                                 ----------
Offering price per share--Class C                                $   12.93
                                                                 ----------
Net asset value, offering price, and redemption
    price per share--Class Y                                     $   12.99
                                                                 ----------

*   Non-income producing security

(A) This money market fund is advised by U.S. Bank National Association who also serves as Advisor for this fund. See also the notes to the financial statements.

(B) Other assets and liabilities representing greater than 5% of total net assets include the following (000):

      Cash collateral received for securities on loan      $ 135,395
      Payable upon return of securities on loan            $(135,395)
      Investments Securities Purchased                       (29,396)

(C) The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 5.25%.

(D) Class B has a contingent deferred sales charge. For a description of a possible redemption charge, see the notes to the financial statements.

(E) Class C has a contingent deferred sales charge. For a description of a possible redemption charge, see the notes to the financial statements.

(F) The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 1.00%.

Cl--Class

The accompanying notes are an integral part of the financial statements.


MID CAP VALUE FUND

DESCRIPTION                                          SHARES     VALUE (000)
---------------------------------------------------------------------------
COMMON STOCKS -- 98.3%
BASIC MATERIALS -- 8.5%
CK Witco                                            434,300      $   6,324
Consol Energy                                       364,600          5,309
IMC Global                                          321,600          4,683
Millenium Chemicals                                 347,400          7,100
Southdown                                           108,700          5,815
                                                                 ----------
                                                                    29,231
                                                                 ----------
CAPITAL GOODS -- 6.7%
New Holland N.V.                                    573,300          9,173
Republic Services, Cl A*                            778,200          8,463
Timken                                              340,100          5,484
                                                                 ----------
                                                                    23,120
                                                                 ----------
CONSUMER CYCLICALS -- 21.3%
Avis Rent-A-Car*                                    286,100          5,972
Borders Group*                                      486,100          7,140
Brunswick                                           408,200         10,154
Consolidated Stores*                                572,100         12,622
Fleetwood Enterprises                               208,700          4,213
Furniture Brands International*                     625,300         12,311
Gartner Group, Cl A                                 520,400          8,294
Kmart*                                              407,400          4,761
Saks*                                               295,800          4,492
Trizec Hahn                                         181,500          3,437
                                                                 ----------
                                                                    73,396
                                                                 ----------
CONSUMER STAPLES -- 6.4%
Adelphia Communications, Cl A*                       67,800          3,987
AmeriSource Health*                                 312,600          7,405
Pepsi Bottling Group                                260,000          4,436
Suiza Foods*                                        165,100          6,191
                                                                 ----------
                                                                    22,019
                                                                 ----------
ENERGY -- 3.7%
Rowan*                                              252,000          4,095
Santa Fe International                              191,700          4,134
Transocean Offshore                                 147,100          4,505
                                                                 ----------
                                                                    12,734
                                                                 ----------
FINANCIALS -- 19.7%
Ace Limited                                         269,700          4,568
Compass Bancshares                                  225,600          5,640
Dime Bancorp                                        477,400          8,355
First American of Tennesse                          199,200          8,541
First Tennessee National                            269,000          7,566
Golden West Financial                                83,100          8,165
Heller Financial                                    217,100          4,885
Meditrust                                           345,000          2,933
Progressive                                          52,000          4,248
Simon Property Group REIT                           173,200          3,886
UnionBanCal                                         242,900          8,805
                                                                 ----------
                                                                    67,592
                                                                 ----------
HEALTH CARE -- 5.4%
Foundation Health Systems, Cl A*                    467,900          4,416
HEALTHSOUTH*                                        521,200          3,160
Omnicare                                          1,148,250         11,052
                                                                 ----------
                                                                    18,628
                                                                 ----------


                                38     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

                                                                   MID CAP FUNDS

DESCRIPTION                                          SHARES     VALUE (000)
---------------------------------------------------------------------------
TECHNOLOGY -- 5.8%
Cadence Design Systems*                             225,500      $   2,988
Parametric Technology*                              442,100          5,968
SunGard Data Systems*                               416,300         10,954
                                                                 ----------
                                                                    19,910
                                                                 ----------
TRANSPORTATION -- 5.3%
CNF Transportation                                  260,100          9,689
Northwest Airlines, Cl A*                           173,600          4,427
Ryder System                                        209,200          4,262
                                                                 ----------
                                                                    18,378
                                                                 ----------
UTILITIES -- 15.5%
DPL                                                 311,900          5,497
KN Energy                                           242,400          5,439
LG & E Energy                                       329,200          6,995
MCN Energy (A)                                      397,500          6,832
Northern States Power                               277,900          5,992
Pacificorp                                          277,500          5,585
Pinnacle West Capital                               190,800          6,940
Reliant Energy                                      199,500          5,399
Scana                                               183,300          4,434
                                                                 ----------
                                                                    53,113
                                                                 ----------
TOTAL COMMON STOCKS
    (Cost $373,050)                                                338,121
                                                                 ----------
RELATED PARTY MONEY MARKET FUND -- 1.6%
First American Prime Obligations
    Fund (B)                                      5,481,883          5,482
                                                                 ----------
TOTAL RELATED PARTY MONEY MARKET FUND
    (Cost $5,482)                                                    5,482
                                                                 ----------
TOTAL INVESTMENTS -- 99.9%
    (Cost $378,532)                                                343,603
                                                                 ----------
OTHER ASSETS AND LIABILITIES, NET -- 0.1%(C)                           273
                                                                 ----------

NET ASSETS:
Portfolio Capital--Class A
    ($.0001 par value--2 billion authorized)
    based on 1,555,454 outstanding shares                         $ 31,439
Portfolio Capital-- Class B
    ($.0001 par value--2 billion authorized)
    based on 1,504,828 outstanding shares                           33,960
Portfolio Capital--Class C
    ($.0001 par value--2 billion authorized)
    based on 12,698 outstanding shares                                 179
Portfolio Capital--Class Y
    ($.0001 par value--2 billion authorized)
    based on 23,436,242 outstanding shares                         410,550
Undistributed net investment income                                    194
Accumulated net realized loss on investments                       (97,517)
Net unrealized depreciation of investments                         (34,929)
                                                                 ----------
TOTAL NET ASSETS -- 100.0%                                        $343,876
                                                                 ----------

MID CAP VALUE FUND (CONCLUDED)

DESCRIPTION                                                          VALUE
---------------------------------------------------------------------------
Net asset value and redemption price
    per share--Class A                                           $   12.95

Maximum sales charge of 5.25% (D)                                     0.72
                                                                 ----------
Offering price per share--Class A                                $   13.67
                                                                 ----------
Net asset value and offering price
    per share--Class B (E)                                       $   12.67
                                                                 ----------
Net asset value per share--Class C (F)                           $   12.92

Maximum sales charge of 1.00% (G)                                     0.13
                                                                 ----------
Offering price per share--Class C                                $   13.05
                                                                 ----------
Net asset value, offering price, and redemption
    price per share--Class Y                                     $   12.99
                                                                 ----------

*Non-income producing security

(A) Security sold within the terms of a private placement memorandum, exempt from registration under section144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other "qualified institutional investors."

(B) This money market fund is advised by U.S. Bank National Association who also serves as advisor for this fund. See also the notes to the financial statements.

(C) Other assets and liabilities representing greater than 5% of total net assets include the following (000):

      Cash collateral received for securities on loan      $ 51,419
      Payable upon return of securities on loan            $(51,419)

(D) The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 5.25%.

(E) Class B has a contingent deferred sales charge. For a description of a possible redemption charge, see the notes to the financial statements.

(F) Class C has a contingent deferred sales charge. For a description of a possible redemption charge, see the notes to the financial statements.

(G) The offering price is calcluated by dividing the net asset value by 1 minus the maximum sales charge of 1.00%.

Cl--Class
REIT--Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.


                                39     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

STATEMENTS OF
OPERATIONS      FOR THE YEAR ENDED SEPTEMBER 30, 1999,
                IN THOUSANDS

                                                                        MID CAP          MID CAP
                                                                    GROWTH FUND       VALUE FUND
-------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest                                                              $   1,323+      $      696+
Dividends                                                                   978            6,675
-------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                   2,301            7,371
=================================================================================================
EXPENSES:
Investment advisory fees                                                  2,484            2,892
Less: Waiver of investment advisory fees                                   (239)            (141)
Administrator fees                                                          386              451
Transfer agent fees                                                         331              311
Custodian fees                                                              106              124
Directors' fees                                                               6                7
Registration fees                                                            14               17
Professional fees                                                            14               14
Printing                                                                     22               25
Distribution fees - Class A                                                 469               68
Distribution fees - Class B                                                   2              271
Distribution fees - Class C                                                   1               --
Other                                                                        12               16
-------------------------------------------------------------------------------------------------
TOTAL NET EXPENSES                                                        3,608            4,055
=================================================================================================
Investment income (loss) - net                                           (1,307)           3,316
-------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAINS (LOSSES)
ON INVESTMENTS - NET:
Net realized gain (loss) on investments                                  68,544         (111,991)*
Net realized loss on closing and expiration
 of options written and purchased                                            --           (6,875)
Net change in unrealized appreciation/depreciation of investments        19,285          153,185
-------------------------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS                                                  87,829           34,319
=================================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $  86,522       $   37,635
=================================================================================================

 + Includes income from securities lending program. See the Notes to the
   Financial Statements for additional information.
 * On October 8, 1998 the Fund had a redemption in kind with total proceeds in the amount of $34,206,825. The net realized losses of the transaction of $24,456,573 may not be realized for tax purposes.

The accompanying notes are an integral part of the financial statements.


                                40     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

STATEMENTS OF
CHANGES IN NET ASSETS   IN THOUSANDS

                                                                   MID CAP FUNDS

                                                                                                   MID CAP                  MID CAP
                                                                                               GROWTH FUND               VALUE FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       10/1/98     10/1/97     10/1/98      10/1/97
                                                                                            to          to          to           to
                                                                                       9/30/99     9/30/98     9/30/99      9/30/98
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income (loss) - net                                                       $  (1,307)  $  (1,686)  $   3,316    $   3,925
Net realized gain (loss) on investments                                                 68,544      46,099    (111,991)      97,245
Net realized gain (loss) on closing and expiration of options written and purchased         --          --      (6,875)       2,981
Net change in unrealized appreciation/depreciation of investments                       19,285     (82,457)    153,185     (302,434)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                         86,522     (38,044)     37,635     (198,283)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income - net:
  Class A                                                                                   --          --        (192)        (127)
  Class B                                                                                   --          --         (80)         (15)
  Class C                                                                                   --          --          --           --
  Class Y                                                                                   --          --      (3,277)      (3,504)
Net realized gain on investments:
  Class A                                                                              (34,559)    (27,994)     (6,521)      (4,144)
  Class B -- Piper                                                                          --        (120)         --           --
  Class B -- FAIF                                                                           (5)         --      (6,711)      (4,617)
  Class C                                                                                   --          --          --           --
  Class Y                                                                              (14,259)     (5,981)    (74,784)     (63,590)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                                    (48,823)    (34,095)    (91,565)     (75,997)
====================================================================================================================================
CAPITAL SHARE TRANSACTIONS(1):
Class A
  Proceeds from sales                                                                   10,245      23,463       8,828       63,542
  Reinvestment of distributions                                                         33,572      27,318       6,578        4,045
  Payments for redemptions                                                             (86,670)    (81,673)    (20,742)     (57,261)
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from Class A transactions                            (42,853)    (30,892)     (5,336)      10,326
------------------------------------------------------------------------------------------------------------------------------------
Class B
  Proceeds from sales -- Piper                                                              --         612          --           --
  Proceeds from sales -- FAIF                                                              332          19       1,088       13,479
  Reinvestment of distributions -- Piper                                                    --         120          --           --
  Reinvestment of distribution -- FAIF                                                       5          --       6,626        4,481
  Payments for redemptions -- Piper                                                         --      (1,748)         --           --
  Payment for redemptions -- FAIF                                                          (13)         --     (15,956)      (5,377)
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from Class B transactions                                324        (997)     (8,242)      12,583
------------------------------------------------------------------------------------------------------------------------------------
Class C
  Proceeds from sales                                                                      472          --         180           --
  Reinvestment of distributions                                                             --          --          --           --
  Payments for redemptions                                                                  (7)         --          (1)          --
------------------------------------------------------------------------------------------------------------------------------------
Increase in net assets from Class C transactions                                           465          --         179           --
------------------------------------------------------------------------------------------------------------------------------------
Class Y
  Proceeds from sales                                                                  218,099     110,039     165,084      258,693
  Reinvestment of distributions                                                         13,236       5,724      57,099       46,245
  Payments for redemptions                                                            (111,681)    (84,799)   (289,556)*   (156,153)
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from Class Y transactions                            119,654      30,964     (67,373)     148,785
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
 transactions                                                                           77,590        (925)    (80,772)     171,694
------------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                                115,289     (73,064)   (134,702)    (102,586)
NET ASSETS AT BEGINNING OF PERIOD                                                      262,136     335,200     478,578      581,164
====================================================================================================================================
NET ASSETS AT END OF PERIOD (2)                                                      $ 377,425   $ 262,136   $ 343,876    $ 478,578
====================================================================================================================================

(1) See note 4 in the notes to financial statements for additional information.
(2) Includes undistributed net investment income (loss) (000) of: $0 and $0 for Mid Cap Growth Fund and $194 and $429 for Mid Cap Value Fund at September 30, 1999, and September 30, 1998, respectively.
 * Includes redemptions as a result of the redemption in kind on October 8, 1998.

The accompanying notes are an integral part of the financial statements.


                                41     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

FINANCIAL HIGHLIGHTS  FOR A SHARE OUTSTANDING, THROUGHOUT THE PERIODS
                      ENDED SEPTEMBER 30, UNLESS OTHERWISE INDICATED

                                              REALIZED AND
               NET ASSET                        UNREALIZED      DIVIDENDS
                   VALUE               NET        GAINS OR       FROM NET    DISTRIBUTIONS
               BEGINNING        INVESTMENT     (LOSSES) ON     INVESTMENT             FROM
               OF PERIOD     INCOME (LOSS)     INVESTMENTS         INCOME    CAPITAL GAINS
------------------------------------------------------------------------------------------
MID CAP GROWTH FUND(1)
Class A
 1999           $  11.80         $ (0.07)         $  3.40        $    --         $ (2.26)
 1998              15.25           (0.09)           (1.80)            --           (1.56)
 1997              13.86           (0.08)            2.72             --           (1.25)
 1996              12.97           (0.05)            2.18             --           (1.24)
 1995(2)            9.63           (0.06)            3.40             --              --
Class B - FAIF
 1999           $  11.78         $ (0.10)         $  3.33        $    --         $ (2.26)
 1998(3)           13.86           (0.01)           (2.07)            --              --
Class B - Piper
 1998(4)        $  15.20         $ (0.09)         $  1.02        $    --         $ (1.56)
 1997(5)           12.54           (0.10)            2.76             --              --
Class C
 1999(6)        $  12.43         $ (0.06)         $  0.43        $    --         $    --
Class Y
 1999           $  11.87         $ (0.03)         $  3.41        $    --         $ (2.26)
 1998              15.29           (0.04)           (1.82)            --           (1.56)
 1997(5)           12.54           (0.01)            2.76             --              --
------------------------------------------------------------------------------------------
MID CAP VALUE FUND
Class A
 1999           $  15.04         $  0.10          $  1.26        $ (0.10)        $ (3.35)
 1998              24.19            0.07            (6.41)         (0.07)          (2.74)
 1997              20.41            0.11             6.98          (0.11)          (3.20)
 1996              17.89            0.20             3.94          (0.20)          (1.42)
 1995              17.30            0.35             1.60          (0.34)          (1.02)
Class B
 1999           $  14.80         $  0.04          $  1.22        $ (0.04)        $ (3.35)
 1998              23.96           (0.01)           (6.41)            --           (2.74)
 1997              20.31            0.02             6.85          (0.02)          (3.20)
 1996              17.83            0.09             3.91          (0.10)          (1.42)
 1995              17.29            0.29             1.51          (0.24)          (1.02)
Class C
 1999(6)        $  13.69         $  0.06          $ (0.78)       $ (0.05)        $    --
Class Y
 1999           $  15.05         $  0.12          $  1.30        $ (0.13)        $ (3.35)
 1998              24.21            0.14            (6.43)         (0.13)          (2.74)
 1997              20.43            0.16             6.98          (0.16)          (3.20)
 1996              17.89            0.25             3.95          (0.24)          (1.42)
 1995              17.30            0.38             1.61          (0.38)          (1.02)
------------------------------------------------------------------------------------------

 +  Returns are for the period indicated and have not been annualized.
(A) Excluding sales charges.
(1) The financial highlights for the Mid Cap Growth Fund as set forth herein include the historical financial highlights of the Piper Emerging Growth Fund Class A shares and Class Y shares. The assets of the Piper Emerging Growth Fund were acquired by Mid Cap Growth Fund on August 7, 1998. In connection with such acquisition, (i) Class A shares of the Piper Emerging Growth Fund were exchanged for Class A shares of the Mid Cap Growth Fund,
    (ii) Class Y shares of the Piper Emerging Growth Fund were exchanged for Class Y shares of the Mid Cap Growth Fund. On August 7, 1998, the funds advisor changed from Piper Capital Management, Inc. to U.S. Bank N.A.
(2) Per share amounts have been adjusted to reflect the effect of the stock dividend declared on December 23, 1995.
(3) Class B shares for FAIF have been offered since August 7, 1998. All ratios for the period have been annualized.
(4) Effective April 28, 1998 all shareholders were exchanged into Class A. Class B share activity was discontinued. All ratios for the period have been annualized.
(5) Class B and Class Y shares have been offered since February 18, 1997. All ratios for the period have been annualized.
(6) Class C shares have been offered since February 1, 1999. All ratios for the period have been annualized.


                                42     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

                                                                   MID CAP FUNDS

                                                                                         RATIO OF
                                                                      RATIO OF NET    EXPENSES TO
    NET ASSET                                           RATIO OF        INVESTMENT        AVERAGE
        VALUE                         NET ASSETS     EXPENSES TO     INCOME (LOSS)     NET ASSETS    PORTFOLIO
       END OF             TOTAL           END OF         AVERAGE        TO AVERAGE     (EXCLUDING     TURNOVER
       PERIOD        RETURN (A)     PERIOD (000)      NET ASSETS        NET ASSETS       WAIVERS)         RATE
--------------------------------------------------------------------------------------------------------------


   $  12.87           31.69%         $165,072           1.14%            (0.48)%          1.19%          94%
      11.80          (13.05)          188,763           1.18             (0.60)           1.34           39
      15.25           21.04           274,799           1.23             (0.55)           1.39           51
      13.86           17.84           303,769           1.18             (0.41)           1.37           44
      12.97           34.68           252,632           1.24             (0.51)           1.42           33

   $  12.75           30.66%         $    360           1.89%            (1.26)%          1.98%          94%
      11.78          (15.01)+              17           1.87             (1.12)           1.87           39

   $  14.57            7.77%         $     --           1.85%            (1.33)%          1.85%          29%
      15.20           21.21 +           1,028           1.85             (1.16)           1.85           51

   $  12.80            3.06%+        $    466           1.89%             1.27%           1.98%          94%

   $  12.99           31.97%         $211,527           0.89%            (0.25)%          0.96%          94%
      11.87          (12.79)           73,356           0.87             (0.27)           0.87           39
      15.29           21.93 +          59,393           0.87             (0.16)           0.87           51
--------------------------------------------------------------------------------------------------------------


   $  12.95            8.03%         $ 20,148           1.15%             0.63%           1.18%         121%
      15.04          (28.83)           29,261           1.14              0.43            1.14          135
      24.19           39.93            35,207           1.14              0.58            1.15           82
      20.41           25.23            17,987           1.13              1.06            1.13          143
      17.89           12.63            11,609           1.09              2.08            1.20           72

   $  12.67            7.38%         $ 19,072           1.90%            (0.13)%          1.93%         121%
      14.80          (29.40)           31,276           1.89             (0.31)           1.89          135
      23.96           38.81            36,649           1.90             (0.18)           1.90           82
      20.31           24.35            12,847           1.88              0.25            1.88          143
      17.83           11.64             4,847           1.88              1.22            1.95           72

   $  12.92           (5.25)%+       $    164           1.90%             0.29%           1.93%         121%

   $  12.99            8.47%         $304,492           0.90%             0.89%           0.93%         121%
      15.05          (28.65)          418,041           0.89              0.69            0.89          135
      24.21           40.25           509,308           0.89              0.82            0.90           82
      20.43           25.61           247,828           0.88              1.35            0.88          143
      17.89           12.84           201,786           0.88              2.30            0.95           72
--------------------------------------------------------------------------------------------------------------


                                43     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

SMALL CAP FUNDS
MICRO CAP VALUE

INVESTMENT OBJECTIVE
      SEEKS CAPITAL APPRECIATION BY INVESTING IN A BROADLY DIVERSIFIED PORTFOLIO OF VERY SMALL COMPANY STOCKS WITH MARKET CAPITALIZATIONS OF $500 MILLION OR LESS BELIEVED TO BE UNDERVALUED

The Micro Cap Value Fund went on a rollercoaster ride during the first six months of the fiscal year, experiencing a 20% gain followed by a larger loss as market sentiment turned against small value stocks. For the fiscal year ended September 30, 1999, the fund's return was 12.05%.

Many of the micro-cap companies that comprise the fund's top holdings were affected by the exodus from this asset class following last summer's market correction. Stocks such as MagnaTek and Unisource Energy Corporation were hardest hit, while other key sector holdings also struggled.

The fund made up for lost ground during the second calendar quarter. A rebound in energy prices plus a market rotation that began to favor small company stocks contributed to the uptick. Yet interest rate hikes quelled the rally during the third quarter.

Small-cap stocks still have a cushion of valuation and should perform relatively well in a difficult market environment. The fund will continue to pursue opportunities within the energy, health care and technology sectors, seeking undervalued companies with promising products and growth prospects.


VALUE OF A $10,000 INVESTMENT

[PLOT POINTS CHART]

                           FIRST
            FIRST         AMERICAN         FIRST
          AMERICAN        MICRO CAP       AMERICAN                RUSSELL     LIPPER
          MICRO CAP         VALUE         MICRO CAP     RUSSELL    2000      SMALL-CAP
            VALUE       FUND, CLASS A       VALUE        2000      VALUE    VALUE FUNDS
        FUND, CLASS A     ADJUSTED      FUND, CLASS Y    INDEX     INDEX      AVERAGE
        -------------     --------      -------------    -----     -----      -------
9/1989     $10,000        $ 9,475         $10,000       $10,000   $10,000     $10,000
9/1990       7,433          7,043           7,485         7,285     7,177       7,807
9/1991      11,939         11,312          12,059        10,569    10,046      10,821
9/1992      13,705         12,985          13,863        11,514    11,845      11,921
9/1993      18,800         17,813          19,027        15,332    16,177      15,172
9/1994      20,674         19,589          20,987        15,741    16,844      15,844
9/1995      28,675         27,170          29,184        19,419    19,970      18,986
9/1996      33,854         32,077          34,534        21,972    22,662      21,948
9/1997      49,075         46,499          50,091        29,265    32,328      31,021
9/1998      37,901         35,911          38,691        23,698    28,193      25,009
9/1999      42,468         40,238          43,546        28,218    29,837      28,092

PAST PERFORMANCE OF THE FUND IS NOT INDICATIVE OF FUTURE PERFORMANCE.


ANNUALIZED PERFORMANCE                                                   SINCE
                            1 YEAR    3 YEAR     5 YEAR    10 YEAR   INCEPTION
--------------------------------------------------------------------------------
Class A                     12.05%     7.85%     15.48%     15.56%      14.34%
--------------------------------------------------------------------------------
Class A adjusted             6.17%     5.91%     14.24%     14.95%      13.83%
--------------------------------------------------------------------------------
Class B                      -         -          -          -          -8.14%*
--------------------------------------------------------------------------------
Class B adjusted             -         -          -          -         -11.53%*
--------------------------------------------------------------------------------
Class Y                     12.55%     8.04%     15.72%     15.85%      14.66%
--------------------------------------------------------------------------------
Russell 2000                19.07%     8.70%     12.38%     10.93%      10.92%
--------------------------------------------------------------------------------
Russell 2000 Value           5.83%     9.60%     12.11%     11.55%      11.54%
--------------------------------------------------------------------------------
Lipper Small-Cap Value      12.33%     7.49%     11.72%     10.32%       8.90%
--------------------------------------------------------------------------------

Past performance of the fund is not indicative of future performance.

The inception date of the Class A shares, B shares, and Y shares is 8/8/97. The performance reflected in the table begins on 9/30/87, the inception date of the common trust fund. Actual since inception returns from 8/8/97 for Class A shares is -2.44%, Class A shares adjusted is -4.84%, Class Y shares is -2.27%.

*Cumulative since inception from 8/8/97 to 9/24/99, the date the fund's Class B shares were closed.

The 10-year performance reflected in the graph begins on 9/30/89 and represents past performance of U.S. Bank's internally managed common trust fund, adjusted for fees and expenses for periods prior to 8/8/97, the inception date of the First American Micro Cap Value Fund. The common trust fund was not registered under the 1940 Act and therefore was not subject to certain investment restrictions that may have adversely affected performance.

Performance reflects voluntary fee waivers in effect. In absence of such fee waivers, total returns would be reduced.


                                44     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

SMALL CAP FUNDS
REGIONAL EQUITY


INVESTMENT OBJECTIVE
      SEEKS CAPITAL APPRECIATION BY INVESTING PRIMARILY IN SMALL CAP COMPANIES HEADQUARTERED IN MINNESOTA, NORTH AND SOUTH DAKOTA, MONTANA, WISCONSIN, MICHIGAN, IOWA, NEBRASKA, COLORADO AND ILLINOIS

The Regional Equity Fund invests primarily in stocks of small companies located throughout the Upper Midwest, plus Colorado and Montana. The fund focusing on small-cap value stocks, returned 20.12% for the fiscal year ended September 30, 1999.

Fund performance tended to mirror broader market developments throughout the year. As small-cap stocks returned to favor during the second calendar quarter, the fund recorded a 24% increase in its share price -- the largest quarterly increase in five years. When the market rotated back to large-cap stocks in late summer due to a changing economic environment, fund performance lagged somewhat.

The fund's bottom-up investment strategy identifies promising companies across many industries -- but increasingly in the capital goods and consumer cyclicals sectors, where stocks are undervalued relative to other securities in the same industry. Merrill Corporation and Pentair Incorporated are two examples of the fund's top 10 holdings that performed well throughout the year.

Going forward, the fund will concentrate on two promising sectors. The fund management team intends to add undervalued financial stocks to the fund holdings, as the outlook for the financial sector should improve. The fund will also seek additional opportunities within the energy sector, focusing on domestic natural gas exploration and production. As natural gas supplies continue to dwindle, the fund is poised to capitalize on a rebound in energy prices.


VALUE OF A $10,000 INVESTMENT

[PLOT POINTS CHART]

                            FIRST
             FIRST         AMERICAN          FIRST
           AMERICAN        REGIONAL         AMERICAN               RUSSELL    LIPPER
           REGIONAL         EQUITY          REGIONAL     RUSSELL    2000     SMALL-CAP
            EQUITY       FUND, CLASS A       EQUITY       2000      VALUE   VALUE FUNDS
         FUND, CLASS A     ADJUSTED      FUND, CLASS Y    INDEX     INDEX     AVERAGE
         -------------     --------      -------------    -----     -----     -------
12/1992     $10,000        $ 9,475          $10,000      $10,000   $10,000    $10,000
 9/1993      11,667         11,054           11,667       11,585    12,069     11,278
 9/1994      12,457         11,803           12,464       11,894    12,566     11,778
 9/1995      17,585         16,662           17,624       14,673    14,898     14,114
 9/1996      19,514         18,490           19,610       16,602    16,907     16,315
 9/1997      26,565         25,170           26,765       22,112    24,117     23,060
 9/1998      20,046         18,993           20,251       17,907    21,033     18,591
 9/1999      24,079         22,815           24,386       21,321    22,259     20,883

PAST PERFORMANCE OF THE FUND IS NOT INDICATIVE OF FUTURE PERFORMANCE.


ANNUALIZED PERFORMANCE                                                     SINCE
                                      1 YEAR      3 YEAR      5 YEAR   INCEPTION
--------------------------------------------------------------------------------
Class A                               20.12%       7.26%      14.09%      14.30%
--------------------------------------------------------------------------------
Class A adjusted                      13.84%       5.35%      12.87%      13.40%
--------------------------------------------------------------------------------
Class B                               19.19%       6.45%      13.21%      13.46%
--------------------------------------------------------------------------------
Class B adjusted                      14.19%       5.26%      12.97%      13.34%
--------------------------------------------------------------------------------
Class Y*                              20.42%       7.54%      14.37%      14.51%
--------------------------------------------------------------------------------
Russell 2000                          19.07%       8.70%      12.38%      11.87%
--------------------------------------------------------------------------------
Russell 2000 Value                     5.83%       9.60%      12.11%      12.58%
--------------------------------------------------------------------------------
Lipper Small-Cap Value                26.79%       6.52%      12.90%      11.10%
--------------------------------------------------------------------------------

Past performance of the fund is not indicative of future performance.

The inception date of the Class A shares is 12/14/92, the inception date of the Class B shares is 8/15/94, and the inception date of the Class Y shares is 2/4/94. The performance reflected in the graph begins on 12/31/92. The performance reflected in the table for Class A and Class Y shares begins on the inception date of Class A shares and Class B shares begin on 8/15/94.

*The performance presented links the performance of Class A shares from inception on 12/14/92 to 2/4/94 with the performance of Class Y shares after its inception on 2/4/94. The since inception return for Class Y shares from 2/4/94, is 12.89%.

Performance reflects voluntary fee waivers in effect. In absence of such fee waivers, total returns would be reduced.


                                45     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

SMALL CAP FUNDS
SMALL CAP GROWTH


INVESTMENT OBJECTIVE
      SEEKS CAPITAL GROWTH BY INVESTING IN A DIVERSIFIED PORTFOLIO OF STOCKS WITH MARKET CAPITALIZATIONS OF $1 BILLION OR LESS WITH OUTSTANDING POTENTIAL FOR SUPERIOR GROWTH

After four years of relative underperformance, compelling valuations and strong fundamentals have led investors to finally start thinking small. That was good news for the Small Cap Growth Fund, which ended the fiscal year September 30, 1999, with a 41.11% return.

Like many small-cap mutual funds, the Small Cap Growth Fund suffered declining share values early in the fourth calendar quarter of 1998, as the Asian crisis swept through the world's financial markets. But the fund came roaring back in 1999, due to a renewed interest in small companies, many of which boast strong earnings and attractive share prices.

The fund's technology holdings were instrumental in its overall performance. Indeed, both consumers and corporations increasingly embrace new technologies as a way to obtain information and enhance productivity. The semiconductor industry led the surge, with three large fund holdings -- Applied Micro Circuits, PMC-Sierra and TranSwitch Corporation --comprising a significant portion of the portfolio gains during the fiscal year.

Going forward, the fund will continue to seek out promising companies within the broad technology industry. The fund will also pursue new opportunities within the bio-technology area of the health care industry and within the financial sector. Although health care and financial stocks are currently out of favor, there are attractive opportunities among a select group of companies. In addition, the energy industry offers good bargains, plus a favorable outlook due to a growing demand for oil and natural gas.


VALUE OF A $10,000 INVESTMENT

[PLOT POINTS CHART]

                           FIRST
            FIRST         AMERICAN          FIRST
          AMERICAN        SMALL CAP        AMERICAN               RUSSELL    LIPPER
          SMALL CAP        GROWTH          SMALL CAP    RUSSELL    2000     SMALL-CAP
           GROWTH       FUND, CLASS A       GROWTH       2000     GROWTH   GROWTH FUNDS
        FUND, CLASS A     ADJUSTED      FUND, CLASS Y    INDEX     INDEX     AVERAGE
        -------------     --------      -------------    -----     -----     -------
9/1989     $10,000        $ 9,475          $10,000      $10,000   $10,000    $10,000
9/1990       9,351          8,860            9,346        7,285     7,376      8,147
9/1991      13,143         12,452           13,147       10,569    11,122     12,448
9/1992      13,952         13,219           13,953       11,514    11,097     13,125
9/1993      17,375         16,462           17,388       15,332    14,335     17,481
9/1994      17,743         16,811           17,753       15,741    14,461     17,637
9/1995      20,203         19,141           20,221       19,419    18,535     23,681
9/1996      21,291         20,173           21,303       21,972    20,871     29,208
9/1997      31,015         29,386           31,025       29,265    25,746     35,975
9/1998      25,231         23,905           25,236       23,698    19,353     28,043
9/1999      35,603         33,733           35,689       28,218    25,668     40,314

PAST PERFORMANCE OF THE FUND IS NOT INDICATIVE OF FUTURE PERFORMANCE.


ANNUALIZED PERFORMANCE                                                    SINCE
                            1 YEAR     3 YEAR     5 YEAR    10 YEAR   INCEPTION
--------------------------------------------------------------------------------
Class A                     41.11%     18.69%     14.94%     13.54%      11.10%
--------------------------------------------------------------------------------
Class A adjusted            33.69%     16.57%     13.72%     12.93%      10.63%
--------------------------------------------------------------------------------
Class B                     39.92%      -          -          -          14.49%
--------------------------------------------------------------------------------
Class B adjusted            34.92%      -          -          -          10.29%
--------------------------------------------------------------------------------
Class C                      -          -          -          -           7.75%+
--------------------------------------------------------------------------------
Class C adjusted             -          -          -          -           6.65%+
--------------------------------------------------------------------------------
Class Y*                    41.42%     18.76%     14.99%     13.57%      11.12%
--------------------------------------------------------------------------------
Russell 2000                19.07%      8.70%     12.38%     10.93%      10.92%
--------------------------------------------------------------------------------
Russell 2000 Growth         32.63%      7.14%     12.16%      9.89%       9.88%
--------------------------------------------------------------------------------
Lipper Small Cap Growth     43.76%      9.58%     15.03%     13.22%      11.85%
--------------------------------------------------------------------------------

Past performance of the fund is not indicative of future performance.

The performance presented is that of a predecessor fund, Piper Small Company Growth Fund, which merged with First American Small Cap Growth Fund on 7/31/98.

The inception date of the Class A shares is 3/16/87, the inception date of the Class B shares is 7/31/98, the inception date of the Class C shares is 2/1/99, and the inception date of the Class Y shares is 7/31/98. The performance reflected in the table for Class A and Class Y shares begins on the inception date of Class A shares and Class B shares begin on 7/31/98.

*The performance presented links the performance of Class A shares from inception on 3/16/87 to 7/31/98 with the performance of Class Y shares after its inception on 7/31/98. The since inception return for Class Y shares from 7/31/98, is 15.70%.

+Cumulative since inception.

Performance reflects voluntary fee waivers in effect. In absence of such fee waivers, total returns would be reduced.


                                46     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

SMALL CAP FUNDS
SMALL CAP VALUE


INVESTMENT OBJECTIVE
      SEEKS CAPITAL APPRECIATION BY INVESTING IN A DIVERSIFIED PORTFOLIO OF STOCKS WITH MARKET CAPITALIZATIONS OF $1 BILLION OR LESS BELIEVED TO BE UNDERVALUED

The Small Cap Value Fund experienced a difficult fourth quarter in 1998 as global economic woes sent investors rushing for the relative safety and stability of large-cap stocks and U.S. Treasuries. The situation changed dramatically during the second calendar quarter, when small-cap value funds came roaring back to post strong gains. Amid this marketplace volatility, the fund generated a 11.12% return for the fiscal year ended September 30, 1999.

The second calendar quarter saw the market rotate back to small-cap value stocks, thanks to strong earnings growth coupled with attractive valuations. However, several of the fund's key sectors were affected by events that shaped the broader marketplace, including interest-rate worries that punished the financial-services industry and government reforms that sent share prices of health care stocks downward. Cyclical stocks -- companies that make things like copper, paper and chemicals -- also came roaring back in April, but then went into a funk as investors waited to see whether the economy was going to take off.

There was good news in the energy sector, as the fund benefited by increasing its weightings among oil and gas exploration and production companies to capitalize on a rebound in energy prices. Basin Exploration and Forest Oil were two companies with strong balance sheets and attractive growth that contributed to the fund's strong showing in this sector.

The outlook for the fund is promising, as investors increasingly seek profitable yet undervalued companies. The fund will continue to identify opportunities within the energy, technology and health care sectors, employing a disciplined approach to selecting specific undervalued companies with excellent growth prospects.


VALUE OF A $10,000 INVESTMENT

[PLOT POINTS CHART]

                           FIRST
            FIRST         AMERICAN         FIRST
          AMERICAN        SMALL CAP       AMERICAN                RUSSELL     LIPPER
          SMALL CAP         VALUE         SMALL CAP     RUSSELL     2000     SMALL-CAP
            VALUE       FUND, CLASS A       VALUE        2000      VALUE    VALUE FUNDS
        FUND, CLASS A     ADJUSTED      FUND, CLASS Y    INDEX     INDEX     AVERAGE
        -------------     --------      -------------    -----     -----     -------
9/1989     $10,000         $ 9,475         $10,000      $10,000   $10,000    $10,000
9/1990       7,733           7,327           7,766        7,285     7,177      7,807
9/1991      12,369          11,720          12,438       10,569    10,046     10,821
9/1992      14,191          13,446          14,283       11,514    11,845     11,921
9/1993      19,354          18,337          19,549       15,332    16,177     15,172
9/1994      20,993          19,891          21,249       15,741    16,844     15,844
9/1995      29,659          28,101          29,883       19,419    19,970     18,986
9/1996      34,306          32,505          34,864       21,972    22,662     21,948
9/1997      48,643          46,089          49,514       29,265    32,328     31,021
9/1998      36,331          34,424          37,086       23,698    28,193     25,009
9/1999      40,371          38,252          41,299       28,218    29,837     28,092

PAST PERFORMANCE OF THE FUND IS NOT INDICATIVE OF FUTURE PERFORMANCE.


ANNUALIZED PERFORMANCE
                                                                          SINCE
                                1 YEAR   3 YEAR    5 YEAR    10 YEAR  INCEPTION
--------------------------------------------------------------------------------
Class A                         11.12%    5.58%    13.97%     14.98%     16.89%
--------------------------------------------------------------------------------
Class A adjusted                 5.30%    3.69%    12.76%     14.37%     16.35%
--------------------------------------------------------------------------------
Class B                         10.16%    -         -          -         -6.52%
--------------------------------------------------------------------------------
Class B adjusted                 5.16%    -         -          -         -8.70%
--------------------------------------------------------------------------------
Class C                          -        -         -          -          2.89%+
--------------------------------------------------------------------------------
Class C adjusted                 -        -         -          -          0.84%+
--------------------------------------------------------------------------------
Class Y                         11.36%    5.81%    14.21%     15.24%     17.19%
--------------------------------------------------------------------------------
Russell 2000                    19.07%    8.70%    12.38%     10.93%     10.92%
--------------------------------------------------------------------------------
Russell 2000 Value               5.83%    9.60%    12.11%     11.55%     11.54%
--------------------------------------------------------------------------------
Lipper Small-Cap Value          12.33%    7.49%    11.72%     10.32%     11.59%
--------------------------------------------------------------------------------

Past performance of the fund is not indicative of future performance.

The performance presented is that of a predecessor fund, Qualivest Small Companies Value Fund, which merged with First American Small Cap Value Fund on 11/21/97.

The inception date of the Class A shares is 1/1/88, the inception date of the Class B shares is 11/24/97, the inception date of the Class C shares is 2/1/99, and the inception date of the Class Y shares is 8/1/94. Actual since inception return for the Class A shares from 8/1/94 is 14.29%.

The 10-year performance reflected in the graph begins on 9/30/89, and represents past performance of U.S. Bank's internally managed common trust fund, adjusted for fees and expenses for periods prior to 8/1/94, the inception date of the Qualivest Small Companies Fund. The common trust fund was not registered under the 1940 Act and therefore was not subject to certain investment restrictions that may have adversely affected performance. The performance reflected in the table begins on 9/30/88, the inception date of the common trust fund.

+Cumulative since inception.

Performance reflects voluntary fee waivers in effect. In absence of such fee waivers, total returns would be reduced.


                                47     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

STATEMENTS OF
NET ASSETS      SEPTEMBER 30, 1999

MICRO CAP VALUE FUND

DESCRIPTION                                          SHARES     VALUE (000)
---------------------------------------------------------------------------
COMMON STOCKS -- 95.1%
BASIC MATERIALS -- 2.5%
AFC Cable Systems*                                   20,100     $      854
Northwest Pipe*                                      50,100            783
                                                                -----------
                                                                     1,637
                                                                -----------
CAPITAL GOODS -- 14.9%
American Aircarriers Support*                        60,000            525
BWay*                                                45,000            447
Casella Waste Systems, Cl A*                         22,900            382
Dayton Superior, Cl A*                               75,500          1,284
DII Group*                                            7,500            264
L.B. Foster, Cl A*                                  160,000            770
MagneTek*                                           170,000          1,519
Matthews International, Cl A                         30,000            904
Moog, Cl A*                                          55,000          1,588
Racing Champions*                                    81,000            461
Supreme Industries                                   80,582            594
Thomas Industries                                    30,650            573
Willis Lease Finance*                                40,200            530
                                                                -----------
                                                                     9,841
                                                                -----------
CONSUMER CYCLICALS -- 20.7%
Burns International Services*                        60,000            968
Davids Bridal*                                       41,400            308
Dura Automotive Systems*                             60,720          1,461
Edelbrock*                                           37,000            532
Finlay Enterprises*                                  31,600            435
Gildan Activewear*                                   35,000            604
Huffy                                                22,800            225
K-Swiss, Cl A                                         6,000            189
Midway Games*                                        14,400            227
Park Ohio Holdings*                                  73,535            919
Piercing Pagoda*                                     32,150            418
PolyMedica*                                          59,000          1,372
Quaker Fabric*                                       30,000            131
Simpson Manufacturing*                               14,300            670
Stanley Furniture*                                   75,000          1,584
Steven Madden Limited*                               75,000            970
Synthetic Industries*                                49,200          1,347
Tarrant Apparel Group*                                8,000             90
TRO Learning*                                       117,700            677
Whitehall Jewellers*                                 19,100            549
                                                                -----------
                                                                    13,676
                                                                -----------
CONSUMER STAPLES -- 2.4%
Alternative Resources*                               75,000            389
Buenos Aires Emb-spons, ADR*                          2,824             --
Drug Emporium*                                      120,000            810
Performance Food Group*                              14,000            359
                                                                -----------
                                                                     1,558
                                                                -----------
ENERGY -- 5.8%
Basin Exploration*                                   40,000            960
Callon Petroleum*                                    40,000            610


MICRO CAP VALUE FUND (CONTINUED)

DESCRIPTION                                          SHARES     VALUE (000)
---------------------------------------------------------------------------
Core Laboratories N.V.*                               7,800     $      147
Forest Oil*                                          80,000          1,365
Veritas DGC*                                         37,800            728
                                                                -----------
                                                                     3,810
                                                                -----------
FINANCIALS -- 13.5%
Chelsea GCA Realty, REIT                             27,100            857
Community First Bankshares                           18,000            304
Dain Rauscher                                        10,000            490
Farm Family Holdings*                                30,000          1,185
First Republic Bank*                                 70,000          1,855
Lexington Corporate Properties, REIT                 53,000            593
Penn Treaty American*                                29,100            608
Philadelphia Consolidated Holding*                   49,200            664
Prism Financial*                                     14,400            144
SCPIE Holdings                                       15,000            473
Shurgard Storage Centers, REIT                       14,100            349
Walden Residential Properties, REIT                  34,000            742
Webster Financial                                    26,000            663
                                                                -----------
                                                                     8,927
                                                                -----------
HEALTH CARE -- 7.9%
America Service Group*                               95,000          1,283
BOLDER Technologies*                                100,000          1,000
Catalytica*                                          70,000          1,050
Datatrak International*                              62,681            249
Lifecore Biomedical*                                 36,000            495
Nu-Med*                                                 731             --
Res-Care*                                             9,200            156
Spacelabs Medical*                                   40,000            605
Total Renal Care Holdings*                           55,800            415
                                                                -----------
                                                                     5,253
                                                                -----------
TECHNOLOGY -- 19.6%
Applied Science & Technology*                        47,100            971
Aris*                                                34,800            200
Brooks Automation*                                   10,000            176
Comdial*                                              9,700             70
Datalink*                                            35,000            413
DSP Communications*                                  34,800            661
Evolving Systems*                                   100,000            675
FEI*                                                 85,000            643
Fieldworks*                                         176,000            264
Gatefield*                                           19,485            122
Government Technology Services*                      92,400            323
Inprise*                                              6,400             26
J.D. Edwards & Company*                              11,000            228
Kofax Image Products*                               130,000          1,649
Neomagic*                                            20,800            161
Netsilicon*                                          25,200            321
Periophonics*                                        25,000            784
Pioneer-Standard Electronics                         55,000            794
Pomeroy Computer Resources*                          17,700            196
Project Software & Development*                      17,200            920
Radisys*                                             51,000          2,002


                                48     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

                                                                 SMALL CAP FUNDS

DESCRIPTION                                 SHARES/PAR (000)    VALUE (000)
---------------------------------------------------------------------------
Rainbow Technologies*                                40,000     $      525
Remec*                                               25,700            353
Sapiens International*                               47,300            526
                                                                -----------
                                                                    13,003
                                                                -----------
TRANSPORTATION -- 0.6%
Nordic American Tanker Shipping                      35,000            420
                                                                -----------
UTILITIES -- 7.2%
El Paso Electric*                                   126,800          1,141
Midcoast Energy Resources                            61,262          1,210
TNP Enterprises                                      18,000            701
Trigen Energy                                        20,000            459
Unisource Energy Holding*                           105,000          1,240
                                                                -----------
                                                                     4,751
                                                                -----------
TOTAL COMMON STOCKS
    (Cost $49,424)                                                  62,876
                                                                -----------

CONVERTIBLE BONDS -- 3.1%
Drug Emporium, 65.1466 shares
    7.750%, 10/01/14                            $   921,000            649
Titan, 285.7143 shares
    8.250%, 11/01/03                                360,000          1,427
                                                                -----------
TOTAL CONVERTIBLE BONDS
    (Cost $1,094)                                                    2,076
                                                                -----------

RELATED PARTY MONEY MARKET FUND -- 2.3%
First American Prime Obligations
    Fund (A)                                      1,527,735          1,528
                                                                -----------
TOTAL RELATED PARTY MONEY MARKET FUND
    (Cost $1,528)                                                    1,528
                                                                -----------
TOTAL INVESTMENTS -- 100.5%
    (Cost $52,046)                                                  66,480
                                                                -----------
OTHER ASSETS AND LIABILITIES, NET -- (0.5%)(B)                        (350)
                                                                -----------

NET ASSETS:
Portfolio Capital--Class A
    ($.0001 par value--2 billion authorized)
    based on 199,492 outstanding shares                         $    2,299
Portfolio Capital--Class Y
    ($.0001 par value--2 billion authorized)
    based on 9,218,062 outstanding shares                           47,098
Accumulated net realized gain on investments                         2,299
Net unrealized appreciation of investments                          14,434
                                                                -----------
TOTAL NET ASSETS -- 100.0%                                      $   66,130
                                                                -----------

MICRO CAP VALUE FUND (CONCLUDED)

DESCRIPTION                                                          VALUE
---------------------------------------------------------------------------
Net asset value and redemption price
    per share--Class A                                          $     7.02

Maximum sales charge of 5.25%  (C)                                    0.39
                                                                -----------
Offering price per share--Class A                               $     7.41
                                                                -----------
Net asset value, offering price, and redemption
    price per share--Class Y                                    $     7.02
                                                                -----------

*   Non-income producing security

(A) This money market fund is advised by U.S. Bank National Association who also serves as advisor for this fund. See also the notes to the financial statements.

(B) Other assets and liabilities representing greater than 5% of total net assets include the following (000):

      Cash collateral received for securities on loan       $7,051
      Payable upon return of securities on loan            $(7,051)

(C) The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 5.25%.

ADR--American Depository Receipt
Cl--Class
REIT--Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.


                                49     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

STATEMENTS OF
NET ASSETS      SEPTEMBER 30, 1999

REGIONAL EQUITY FUND

DESCRIPTION                                          SHARES     VALUE (000)
---------------------------------------------------------------------------
COMMON STOCKS -- 98.3%
BASIC MATERIALS -- 0.1%
Hawkins Chemical                                     32,000     $      252
                                                                -----------
CAPITAL GOODS -- 18.9%
Alliant Techsystems*                                 98,600          6,834
Applied Power, Cl A                                 210,000          6,379
BMC Industries                                      182,600          2,248
Communications Systems                              288,000          3,348
DII Group*                                           56,600          1,991
Donaldson                                            80,000          1,855
Idex                                                 13,600            385
Pentair                                             150,000          6,019
SPX*                                                 58,000          5,264
Valmont Industries                                  100,000          1,688
                                                                -----------
                                                                    36,011
                                                                -----------
CONSUMER CYCLICALS -- 17.3%
Ashworth*                                           207,300            984
Burns International Services*                        83,000          1,338
Department 56*                                      180,000          4,309
Dura Automotive Systems*                            258,600          6,222
Lakes Gaming*                                        20,000            193
Midway Games*                                        40,000            630
Norstan*                                            405,000          3,240
Regis                                               270,000          5,198
School Specialty*                                    80,000          1,350
Service Experts*                                     90,000            934
Sport-Haley* (A)                                    313,000          1,448
Tower Automotive*                                   350,000          6,934
                                                                -----------
                                                                    32,780
                                                                -----------
CONSUMER STAPLES -- 16.6%
Alternative Resources*                              247,600          1,284
Avado Brands                                         49,400            278
Buffets*                                            360,000          4,185
International Multifoods                            295,000          6,785
Merrill                                             520,000         10,368
Michael Foods                                       330,000          8,673
                                                                -----------
                                                                    31,573
                                                                -----------
ENERGY -- 7.4%
Basin Exploration*                                  170,000          4,080
Core Laboratories N.V.*                              35,000            659
Evergreen Resources*                                 60,000          1,444
Forest Oil*                                         176,000          3,003
Mallon Resources*                                   157,000          1,354
Newfield Exploration*                                41,000          1,350
Veritas DGC*                                        110,800          2,133
                                                                -----------
                                                                    14,023
                                                                -----------
FINANCIALS -- 14.3%
Astoria Financial                                    37,500          1,153
Community First Bankshares                          370,000          6,244
Dain Rauscher                                        30,000          1,470
Metris                                              113,500          3,341
Radian Group                                        159,990          6,870
TCF Financial                                       255,000          7,283
UST                                                  26,400            812
                                                                -----------
                                                                    27,173
                                                                -----------

REGIONAL EQUITY FUND (CONTINUED)

DESCRIPTION                                          SHARES     VALUE (000)
---------------------------------------------------------------------------
HEALTH CARE -- 6.9%
ATS Medical*                                        180,000      $   1,788
BOLDER Technologies* (A)                            170,200          1,702
Lifecore Biomedical*                                400,000          5,500
Orphan Medical*                                     150,000          1,012
Rehabilicare*                                       143,000            572
Res-Care*                                            84,700          1,440
Total Renal Care Holdings*                          159,100          1,183
                                                                 ----------
                                                                    13,197
                                                                 ----------
TECHNOLOGY -- 16.8%
Aetrium* (A)                                        538,000          3,749
Ballantyne*                                         250,000          1,406
Bell & Howell*                                      143,600          5,268
Etec Systems*                                        15,300            576
Evolving Systems*                                   260,000          1,755
Inacom*                                             192,100          1,765
Innovex                                             200,000          1,800
ITI Technologies*                                    69,500          2,089
J.D. Edwards & Company*                              31,500            653
Lodgenet Entertainment*                             275,000          3,575
National Computer Systems                           200,000          7,669
NOVA*                                                37,700            943
Radisys*                                             18,300            718
                                                                 ----------
                                                                    31,966
                                                                 ----------
TOTAL COMMON STOCKS
    (Cost $137,338)                                                186,975
                                                                 ----------
RELATED PARTY MONEY MARKET FUND -- 2.3%
First American Prime Obligations
    Fund (B)                                      4,362,554          4,363
                                                                 ----------
TOTAL RELATED PARTY MONEY MARKET FUND
    (Cost $4,363)                                                    4,363
                                                                 ----------
TOTAL INVESTMENTS -- 100.6%
    (Cost $141,701)                                                191,338
                                                                 ----------
OTHER ASSETS AND LIABILITIES, NET -- (0.6%)(C)                      (1,142)
                                                                 ----------

NET ASSETS:
Portfolio Capital--Class A
    ($.0001 par value--2 billion authorized)
    based on 1,584,708 outstanding shares                        $  22,895
Portfolio Capital--Class B
    ($.0001 par value--2 billion authorized)
    based on 1,156,992 outstanding shares                           19,520
Portfolio Capital--Class Y
    ($.0001 par value--2 billion authorized)
    based on 7,402,064 outstanding shares                           80,206
Accumulated net realized gain on investments                        17,938
Net unrealized appreciation of investments                          49,637
                                                                 ----------
TOTAL NET ASSETS -- 100.0%                                       $ 190,196
                                                                 ----------


                                50     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

                                                                 SMALL CAP FUNDS

REGIONAL EQUITY FUND (CONCLUDED)

DESCRIPTION                                                          VALUE
---------------------------------------------------------------------------
Net asset value and redemption price
    per share--Class A                                           $   18.74

Maximum sales charge of 5.25% (D)                                     1.04
                                                                 ----------
Offering price per share--Class A                                $   19.78
                                                                 ----------
Net asset value and offering price per
    share--Class B (E)                                           $   18.08
                                                                 ----------
Net asset value, offering price, and redemption
    price per share--Class Y                                     $   18.86
                                                                 ----------

*   Non-income producing security

(A) Investments represent 5% or more of the outstanding voting securities of the issuer, and is or was an affiliate, as defined in the Investment Company Act of 1940 at or during the period ended September 30, 1999. See activity below.

(B) This money market fund is advised by U.S. Bank National Association who also serves as advisor for this fund. See also the notes to the financial statements.

(C) Other assets and liabilities representing greater than 5% of total net assets include the following (000):

      Cash collateral received for securities on loan      $ 19,272
      Payable upon return of securities on loan            $(19,272)

(D) The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 5.25%.

(E) Class B has a contingent deferred sales charge. For a description of a possible redemption charge, see the notes to the financial statements.

Cl--Class

The activity for investments in Common Stocks of Affiliates is as follows:

                 Shares at  Shares at                              Realized
Description       09/30/98   09/30/99   Difference   Dividends  Gains (Losses)
--------------------------------------------------------------------------------
Aetrium            686,000    538,000    (148,000)          --   $(1,010,028)
Alternate Postal
  Delivery         210,000         --          --           --            --
BOLDER
  Technologies     170,200    170,200          --           --            --
Norstan            551,300    405,000(+) (146,300)          --            --
Sport-Haley Inc.   313,000    313,000          --           --            --
TSI                669,300         --          --       85,824       227,205
--------------------------------------------------------------------------------
                10,849,800  9,676,200    (148,000)      85,824   $  (782,823)

+ At September 30, 1999 these securities were not considered affiliates.

The accompanying notes are an integral part of the financial statements.

SMALL CAP GROWTH FUND

DESCRIPTION                                          SHARES     VALUE (000)
---------------------------------------------------------------------------
COMMON STOCKS -- 93.3%
BASIC MATERIALS -- 2.8%
Cambrex                                             143,200      $   3,786
OM Group                                            106,725          4,096
                                                                 ----------
                                                                     7,882
                                                                 ----------
CAPITAL GOODS -- 7.7%
Advanced Energy Industries*                          84,900          2,621
Dycom Industries*                                    79,700          3,362
Musicmaker.com*                                     134,700          1,389
Power-One*                                          109,800          2,800
Quanta Services*                                    114,000          3,342
Sanmina*                                             35,500          2,747
Spartech                                            126,450          3,707
Terex*                                               60,900          1,918
                                                                 ----------
                                                                    21,886
                                                                 ----------
COMMUNICATION SERVICES -- 2.7%
MGC Communications*                                  80,600          1,672
Network Plus*                                        80,900          1,117
Powerwave Technologies*                             103,200          4,976
                                                                 ----------
                                                                     7,765
                                                                 ----------
CONSUMER CYCLICALS -- 9.9%
99 Cents Only Stores*                               101,612          3,671
Creditrust*                                         108,750          2,440
Davids Bridal*                                      222,800          1,657
Education Management*                               117,500          1,454
Fred's, Cl A                                        219,900          2,708
Freeshop.com*                                        78,600            904
G. & K. Services                                     78,100          3,163
Getty Images*                                       145,600          3,513
Linens N Things*                                    107,875          3,641
Navigant Consulting*                                 30,400          1,410
O'Reilly Automotive*                                 36,600          1,744
Regis                                                20,000            385
Steven Madden Limited*                              106,600          1,379
                                                                 ----------
                                                                    28,069
                                                                 ----------
CONSUMER STAPLES -- 10.6%
Acme Communications*                                 19,100            592
AMFM*                                                91,587          5,575
Cinar Films, Cl B*                                  133,000          4,023
Citadel Communications*                              79,500          2,713
Duane Reade*                                        101,300          3,052
Entercom Communications*                             39,800          1,433
ImageX.com*                                         100,200          1,121
P.F Changs China Bistro*                            147,200          3,183
Priority Healthcare, CL B*                           95,850          2,959
Quokka Sports*                                       56,000            389
Tivo*                                                   500             15
U.S. Foodservice*                                   276,000          4,968
                                                                 ----------
                                                                    30,023
                                                                 ----------


                                51     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

STATEMENTS OF
NET ASSETS      SEPTEMBER 30, 1999

SMALL CAP GROWTH FUND (CONTINUED)

DESCRIPTION                                          SHARES     VALUE (000)
---------------------------------------------------------------------------
ENERGY -- 4.5%
Evergreen Resources*                                155,000      $   3,730
Newfield Exploration*                               129,600          4,269
Tuboscope*                                          127,900          1,591
Varco International*                                126,500          1,542
Veritas DGC*                                         80,100          1,542
                                                                 ----------
                                                                    12,674
                                                                 ----------
FINANCIALS -- 6.2%
Affiliated Managers Group*                           82,400          2,245
ARM Financial Group, Cl A                           130,000             12
Commerce Bancorp New Jersey                          96,267          3,995
Community First Bankshares                          142,300          2,401
Financial Federal*                                  139,000          2,624
Firstmerit                                          122,000          3,096
Radian Group                                         74,700          3,207
                                                                 ----------
                                                                    17,580
                                                                 ----------
HEALTH CARE -- 4.4%
ATS Medical*                                        145,075          1,442
Barr Laboratories*                                   82,700          2,626
Cyberonics*                                         102,200          1,827
Express Scripts, Cl A*                               63,800          4,992
Noven Pharmaceuticals*                              193,100          1,641
                                                                 ----------
                                                                    12,528
                                                                 ----------
TECHNOLOGY -- 42.4%
Advent Software*                                     55,012          3,424
Agile Software*                                      24,100          1,542
Aironet Wireless Communications*                    134,500          2,824
Applied Micro Circuits*                              65,900          3,756
Ask Jeeves*                                          27,775            958
Bluestone Software*                                  64,500          1,492
Burr-Brown*                                          71,500          2,824
C-Cube Microsystems*                                 60,200          2,619
Cobalt Group*                                       165,300          1,596
Concentric Network*                                  53,400          1,085
Concour Technologies*                                90,700          2,585
Cymer*                                              102,900          3,569
DSP Communications*                                  80,500          1,530
E-Tek Dynamics*                                      51,625          2,801
Egain Communication*                                 64,200          1,188
F5 Networks*                                         31,900          2,169
Globix*                                              36,400          1,702
Great Plains Software*                               29,200          1,504
Inet Technologies*                                   43,000          1,716
Interactive Intelligence*                            38,000            874
InterVU*                                             42,475          1,577
Kana Communications*                                 22,500          1,122
L-3 Communications*                                  64,900          2,450
Luminant Worldwide*                                  55,200          1,697
Mercury Interactive*                                 64,500          4,164
Micrel*                                             106,200          4,606
Micromuse*                                           40,875          2,626
MMC Networks*                                        72,000          2,246
Mpath Interactive*                                   90,700          1,043
National Computer Systems                           126,100          4,835
Packeteer*                                           28,500            971

SMALL CAP GROWTH FUND (CONTINUED)

DESCRIPTION                                          SHARES     VALUE (000)
---------------------------------------------------------------------------
Paradyne Networks*                                   33,550      $     939
Pegasus Systems*                                     74,925          2,810
Peregrine Systems*                                  132,700          5,408
Persistence Software*                               114,100          3,259
PRI Automation*                                      92,975          3,359
Primus Knowledge Solutions*                          79,400          2,188
Project Software & Development*                      15,000            803
Qiagen*                                             122,000          5,200
Remedy*                                              60,650          1,721
SalesLogix*                                         115,200          2,304
Sawtek*                                              78,000          2,730
SilverStream Software*                               48,200          1,500
Telemate.Net Software*                              129,100          1,807
Transwitch*                                          94,425          5,382
TSI International Software Limited*                 134,325          3,644
Verity*                                              42,425          2,919
Watchguard Technologies*                             79,500          1,193
Whittman-Hart*                                      101,175          3,924
                                                                 ----------
                                                                   120,185
                                                                 ----------
TRANSPORTATION -- 2.1%
C.H. Robinson Worldwide                             125,300          4,221
Cheap Tickets*                                       51,100          1,654
                                                                 ----------
                                                                     5,875
                                                                 ----------
TOTAL COMMON STOCKS
    (Cost $227,534)                                 264,467
                                                                 ----------

RELATED PARTY MONEY MARKET FUND -- 9.6%
First American Prime Obligations
    Fund (A)                                     27,210,432         27,210
                                                                 ----------
TOTAL RELATED PARTY MONEY MARKET FUND
    (Cost $27,210)                                                  27,210
                                                                 ----------
TOTAL INVESTMENTS -- 102.9%
    (Cost $254,744)                                                291,677
                                                                 ----------

OTHER ASSETS AND LIABILITIES, NET -- (2.9%)(B)                      (8,269)
                                                                 ----------

NET ASSETS:
Portfolio Capital--Class A
    ($.0001 par value--2 billion authorized)
    based on 1,920,296 outstanding shares                        $  19,039
Portfolio Capital--Class B
    ($.0001 par value--2 billion authorized)
    based on 138,013 outstanding shares                              1,924
Portfolio Capital--Class C
    ($.0001 par value--2 billion authorized)
    based on 18,554 outstanding shares                                 282
Portfolio Capital--Class Y
    ($.0001 par value--2 billion authorized)
    based on 14,698,999 outstanding shares                         195,025
Accumulated net realized gain on investments                        30,205
Net unrealized appreciation of investments                          36,933
                                                                 ----------
TOTAL NET ASSETS -- 100.0%                                       $ 283,408
                                                                 ----------


                                52     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

                                                                 SMALL CAP FUNDS

SMALL CAP GROWTH FUND (CONCLUDED)

DESCRIPTION                                                          VALUE
---------------------------------------------------------------------------
Net asset value and redemption price
    per share--Class A                                           $   16.77

Maximum sales charge of 5.25% (C)                                     0.93
                                                                 ----------
Offering price per share--Class A                                $   17.70
                                                                 ----------
Net asset value and offering price
    per share--Class B (D)                                       $   16.07
                                                                 ----------
Net asset value price per share--Class C (E)                     $   16.68

Maximum sales charge of 1.00% (F)                                     0.17
                                                                 ----------
Offering price per share--Class C                                $   16.85
                                                                 ----------
Net asset value, offering price, and redemption
    price per share--Class Y                                     $   16.92
                                                                 ----------

*   Non-income producing security

(A) This money market fund is advised by U.S. Bank National Association who also serves as advisor for this fund. See also the notes to the financial statements.

(B) Other assets and liabilities representing greater than 5% of total net assets include the following (000):

      Cash collateral received for securities on loan      $ 58,150
      Payable upon return of securities on loan            $(58,150)

(C) The offering price is calcluated by dividing the net asset value by 1 minus the maximum sales charge of 5.25%.

(D) Class B has a contingent deferred sales charge. For a description of a possible redemption charge, see the notes to the financial statements.

(E) Class C has a contingent deferred sales charge. For a description of a possible redemption charge, see the notes to the financial statements.

(F) The offering price is calcluated by dividing the net asset value by 1 minus the maximum sales charge of 1.00%.

Cl--Class

The accompanying notes are an integral part of the financial statements.

SMALL CAP VALUE FUND

DESCRIPTION                                          SHARES     VALUE (000)
---------------------------------------------------------------------------
COMMON STOCKS -- 95.3%
BASIC MATERIALS -- 3.6%
AFC Cable Systems*                                   99,900      $   4,246
Cadiz*                                              119,200          1,140
Matthews International, Cl A                        125,300          3,775
Northwest Pipe*                                     180,000          2,812
                                                                 ----------
                                                                    11,973
                                                                 ----------
CAPITAL GOODS -- 14.1%
Alliant Techsystems*                                 93,500          6,481
Advanced Energy Industries*                          52,600          1,624
BE Aerospace*                                       107,900          1,288
BWay*                                               150,000          1,491
Casella Waste Systems, Cl A*                        113,400          1,892
Cognex*                                              30,400            918
Dayton Superior, Cl A*                              195,000          3,315
DII Group*                                           97,500          3,431
Dupont Photomasks*                                   32,000          1,474
Electro Scientific Industries*                       20,100          1,071
L.B. Foster, Cl A*                                  253,800          1,221
MagneTek*                                           321,487          2,873
Moog, Cl A*                                         259,200          7,484
Newpark Resources*                                  479,600          3,717
Pentair                                              83,100          3,334
Thomas Industries                                    87,150          1,629
Tredegar Industries                                  58,400          1,248
Willis Lease Finance*                               165,100          2,177
                                                                 ----------
                                                                    46,668
                                                                 ----------
CONSUMER CYCLICALS -- 17.1%
Acxiom*                                              58,140          1,143
Applied Graphics Technologies*                      190,500          1,643
Burns International Services*                       300,000          4,837
Davids Bridal*                                      208,900          1,554
Dollar Thrifty Automotive*                           87,700          1,814
DR Horton                                           229,075          2,964
Dura Automotive Systems*                            219,600          5,284
Edelbrock*                                          106,200          1,527
Huffy                                                91,000            899
K-Swiss, Cl A                                        29,300            925
Midway Games*                                        71,700          1,129
Modtech Holdings*                                    64,700            477
Park Ohio Holdings*                                 227,300          2,841
Piercing Pagoda*                                    122,250          1,589
PolyMedica*                                         205,700          4,782
Quaker Fabric*                                      310,000          1,356
Regis                                               283,150          5,451
Service Experts*                                    200,500          2,080
Simpson Manufacturing*                               44,100          2,067
Staff Leasing*                                      101,300          1,013
Stanley Furniture*                                  233,400          4,931
Synthetic Industries*                               120,400          3,296
Tarrant Apparel Group*                               40,700            458
TRO Learning*                                       212,200          1,220
Whitehall Jewellers*                                 56,200          1,616
                                                                 ----------
                                                                    56,896
                                                                 ----------


                                53     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

STATEMENTS OF
NET ASSETS      SEPTEMBER 30, 1999

SMALL CAP VALUE FUND (CONTINUED)

DESCRIPTION                                          SHARES     VALUE (000)
---------------------------------------------------------------------------
CONSUMER STAPLES -- 5.2%
Avado Brands                                        281,700      $   1,585
Buenos Aires Emb-spons, ADR*                          6,274             --
Buffets*                                            120,400          1,400
Drug Emporium*                                      141,900            958
Merrill                                             152,000          3,030
Performance Food Group*                              96,800          2,480
Topps*                                              465,600          3,492
Suiza Foods*                                        113,900          4,271
                                                                 ----------
                                                                    17,216
                                                                 ----------
ENERGY -- 5.7%
Atwood Oceanic*                                      42,000          1,284
Basin Exploration*                                  148,500          3,564
Chieftan International*                              86,000          1,634
Core Laboratories N.V.*                              38,800            730
Forest Oil*                                         298,800          5,098
Newfield Exploration*                               109,000          3,590
Veritas DGC*                                        152,000          2,926
                                                                 ----------
                                                                    18,826
                                                                 ----------
FINANCIALS -- 17.8%
Astoria Financial                                    64,700          1,989
Chelsea GCA Realty                                   98,900          3,128
Community First Bankshares                          102,800          1,735
Dain Rauscher                                        50,000          2,450
Enhance Financial Services Group                    221,700          3,921
Farm Family Holdings*                                59,900          2,366
First Republic Bank*                                183,000          4,849
Franchise Mortgage Acceptance*                      400,000          2,850
Highwoods Properties, REIT                           92,700          2,399
Lexington Corporate Properties, REIT                178,600          1,998
Penn Treaty American*                               131,700          2,749
Philadelphia Consolidated Holding*                  198,200          2,676
Prism Financial*                                     72,000            720
Radian Group                                        182,415          7,832
Roslyn Bancorp                                      305,040          5,453
Southwest Bancorp of Texas*                         112,900          1,969
UST                                                 146,530          4,506
Walden Residential Properties, REIT                 109,200          2,382
Webster Financial                                   127,904          3,262
                                                                 ----------
                                                                    59,234
                                                                 ----------
HEALTH CARE -- 10.1%
Catalytica*                                         682,033         10,230
Cooper                                              217,400          6,712
Lifecore Biomedical*                                108,700          1,495
Mentor                                              168,900          4,814
Parexel International*                              197,600          1,803
Res-Care*                                           184,600          3,138
Respironics*                                        202,200          1,668
Spacelabs Medical*                                  115,600          1,748
Total Renal Care Holdings*                          281,900          2,097
                                                                 ----------
                                                                    33,705
                                                                 ----------
TECHNOLOGY -- 17.0%
Actel*                                              206,500          3,923
Bell & Howell*                                      187,800          6,890
Comdial*                                             48,700            353

SMALL CAP VALUE FUND (CONTINUED)

DESCRIPTION                                 SHARES/PAR (000)    VALUE (000)
---------------------------------------------------------------------------
Digital Microwave*                                  294,800      $   4,625
DSP Communications*                                 173,900          3,304
Etec Systems*                                        26,600          1,001
FEI*                                                131,600            995
Gatefield*                                           53,760            336
Inacom*                                             212,752          1,955
Innovex                                              19,300            174
Inprise*                                             32,600            133
J.D. Edwards & Company*                              55,000          1,140
National Computer Systems                           130,000          4,985
Neomagic*                                           104,400            809
Network Equipment Technology*                       140,500          1,291
NOVA*                                                67,774          1,694
Pioneer-Standard Electronics                        187,600          2,708
Pomeroy Computer Resources*                          75,500            835
Project Software & Development*                      84,800          4,537
Radisys*                                            211,600          8,305
Remec*                                              127,500          1,753
Sapiens International*                              170,300          1,895
System Software Associates*                         150,000            291
Triple P N.V.*                                      727,260          1,454
Visio*                                               31,000          1,217
                                                                 ----------
                                                                    56,603
                                                                 ----------
TRANSPORTATION -- 1.0%
Nordic American Tanker Shipping                     278,000          3,336
                                                                 ----------
UTILITIES -- 3.7%
El Paso Electric*                                   250,000          2,250
TNP Enterprises                                      65,000          2,531
Unisource Energy Holding*                           630,000          7,442
                                                                 ----------
                                                                    12,223
                                                                 ----------
TOTAL COMMON STOCKS
    (Cost $265,579)                                                316,680
                                                                 ----------

CONVERTIBLE BONDS -- 2.5%
Drug Emporium, 65.1466 shares
    7.750%, 10/01/14                               $    740            522
Titan, 285.7143 shares
    8.250%, 11/01/03                                  1,935          7,671
                                                                 ----------
TOTAL CONVERTIBLE BONDS
    (Cost $2,541)                                                    8,193
                                                                 ----------

RELATED PARTY MONEY MARKET FUND -- 3.3%
First American Prime Obligations
    Fund (A)                                     11,007,780         11,008
                                                                 ----------
TOTAL RELATED PARTY MONEY MARKET FUND
    (Cost $11,008)                                                  11,008
                                                                 ----------
TOTAL INVESTMENTS -- 101.1%
    (Cost $279,128)                                                335,881
                                                                 ----------
OTHER ASSETS AND LIABILITIES, NET -- (1.1%)(B)                      (3,441)
                                                                 ----------


                                54     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

                                                                 SMALL CAP FUNDS

SMALL CAP VALUE FUND (CONCLUDED)

DESCRIPTION                                                     VALUE (000)
---------------------------------------------------------------------------
NET ASSETS:
Portfolio Capital--Class A
    ($.0001 par value--2 billion authorized)
    based on 830,009 outstanding shares                          $  10,363
Portfolio Capital--Class B
    ($.0001 par value--2 billion authorized)
    based on 72,968 outstanding shares                               1,126
Portfolio Capital--Class C
    ($.0001 par value--2 billion authorized)
    based on 8,362 outstanding shares                                  112
Portfolio Capital--Class Y
    ($.0001 par value--2 billion authorized)
    based on 22,865,065 outstanding shares                         262,560
Distributions in excess of net investment income                        (1)
Accumulated net realized gain on investments                         1,527
Net unrealized appreciation of investments                          56,753
                                                                 ----------
TOTAL NET ASSETS -- 100.0%                                       $ 332,440
                                                                 ----------
Net asset value and redemption price
    per share--Class A                                           $   13.94

Maximum sales charge of 5.25% (C)                                     0.77
                                                                 ----------
Offering price per share--Class A                                $   14.71
                                                                 ----------
Net asset value and offering price
    per share--Class B (D)                                       $   13.77
                                                                 ----------
Net asset value price per share--Class C (E)                     $   13.87

Maximum sales charge of 1.00% (F)                                     0.14
                                                                 ----------
Offering price per share--Class C                                $   14.01
                                                                 ----------
Net asset value, offering price, and redemption
    price per share--Class Y                                     $   13.98
                                                                 ----------

*   Non-income producing security

(A) This money market fund is advised by U.S. Bank National Association who also serves as advisor for this fund. see also the notes to the financial statements.

(B) Other assets and liabilities representing greater than 5% of total net assets include the following (000):

      Cash collateral received for securities on loan   $ 33,840
      Payable upon return of securities on loan         $(33,840)

(C) The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 5.25%.

(D) Class B has a contingent deferred sales charge. For a description of a possible redemption charge, see the notes to the financial statements.

(E) Class C has a contingent deferred sales charge. For a description of a possible redemption charge, see the notes to the financial statements.

(F) The offering price is calcluated by dividing the net asset value by 1 minus the maximum sales charge of 1.00%.

ADR--American Depository Receipt
Cl--Class
REIT--Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.


                                55     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

                     THIS PAGE WAS INTENTIONALLY LEFT BLANK.


                                56     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

                                                                 SMALL CAP FUNDS

STATEMENTS OF
OPERATIONS     FOR THE YEAR ENDED SEPTEMBER 30, 1999,
               IN THOUSANDS

                                                         MICRO CAP       REGIONAL      SMALL CAP      SMALL CAP
                                                        VALUE FUND    EQUITY FUND    GROWTH FUND     VALUE FUND
----------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest                                                  $    305+      $    458+      $  1,032+      $  1,099+
Dividends                                                      660          1,658*           629          2,410
----------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                        965          2,116          1,661          3,509
================================================================================================================
EXPENSES:
Investment advisory fees                                       637          1,689          1,576          2,549
Less: Waiver of investment advisory fees                        (4)          (144)           (29)           (20)
Administrator fees                                              99            263            245            397
Transfer agent fees                                             39            246            114            100
Amortization of Organizational Costs                             1             --             --             --
Custodian fees                                                  27             72             67            109
Directors' fees                                                  1              4              3              6
Registration fees                                                4             10             10             15
Professional fees                                                3              8              8             13
Printing                                                         6             15             14             22
Distribution fees - Class A                                      3             70             81             31
Distribution fees - Class B                                      2            266             17              9
Distribution fees - Class C                                     --             --              1             --
Other                                                            4              9              9             13
----------------------------------------------------------------------------------------------------------------
TOTAL NET EXPENSES                                             822          2,508          2,116          3,244
================================================================================================================
Investment income (loss) - net                                 143           (392)          (455)           265
----------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAINS
(LOSSES) ON INVESTMENTS - NET:
Net realized gain on investments                             8,251         24,159*        32,724          5,700
Net change in unrealized appreciation/depreciation of
 investments                                                 3,388         21,890*        37,636         33,198
----------------------------------------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS                                     11,639         46,049         70,360         38,898
================================================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS                                                $ 11,782       $ 45,657       $ 69,905       $ 39,163
================================================================================================================

 + Includes income from securities lending program. See the Notes to the Financial Statements for additional information.
 * Includes the following amounts from investments in Common Stock of Affiliates (000): $(0) of dividend income, $(783) of realized loss on investments, and $1,280 of unrealized appreciation of investments.

The accompanying notes are an integral part of the financial statements.


                                57     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

STATEMENTS OF
CHANGES IN NET ASSETS   IN THOUSANDS

                                                                           MICRO CAP              REGIONAL             SMALL CAP
                                                                       VALUE FUND(A)           EQUITY FUND           GROWTH FUND
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  10/1/98    10/1/97    10/1/98    10/1/97    10/1/98    10/1/97
                                                                       to         to         to         to         to         to
                                                                  9/30/99    9/30/98    9/30/99    9/30/98    9/30/99    9/30/98
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income (loss) - net                                   $    143   $    423   $   (392)  $    185   $   (455)  $   (260)
Net realized gain (loss) on investments                             8,251     27,875     24,159     20,276     32,724     (5,101)
Net change in unrealized appreciation/depreciation
 of investments                                                     3,388    (77,385)    21,890   (117,589)    37,636    (24,055)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    11,782    (49,087)    45,657    (97,128)    69,905    (29,416)
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income - net:
  Class A                                                              (1)        --         --         --         --         --
  Class B                                                              --         --         --         --         --         --
  Class C                                                              --         --         --         --         --         --
  Class Y                                                            (198)      (371)        --       (184)        --         --
Net realized gain on investments:
  Class A                                                            (345)       (15)    (1,806)    (1,388)       (46)    (5,302)(B)
  Class B - FAIF                                                      (48)        (7)    (2,155)    (1,723)        (2)        --
  Class B - Piper                                                      --         --         --         --         --        (10)(B)
  Class C                                                              --         --         --         --         --         --
  Class Y                                                         (26,093)   (12,784)   (15,562)   (12,883)      (171)        --
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                               (26,685)   (13,177)   (19,523)   (16,178)      (219)    (5,312)
===================================================================================================================================
CAPITAL SHARE TRANSACTIONS(1):
Class A
  Proceeds from sales                                               1,238      5,879     23,268     11,530     50,619     24,836
  Shares issued in connection with acquisition of Piper Fund           --         --         --         --         --      5,802
  Reinvestment of distributions                                       171          9      1,738      1,324         54      5,164
  Payments for redemptions                                           (826)    (4,491)   (24,518)   (14,563)   (58,336)   (31,425)
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from Class A
 transactions                                                         583      1,397        488     (1,709)    (7,663)     4,377
-----------------------------------------------------------------------------------------------------------------------------------
Class B
  Proceeds from sales - FAIF                                           30        215        472      5,492      1,003         62
  Proceeds from sales - Piper                                          --         --         --         --         --        586
  Shares issued in connection with acquisition of Piper Fund           --         --         --         --         --      1,306
  Reinvestment of distributions - FAIF                                 48          7      2,125      1,684          2         --
  Reinvestment of distributions - Piper                                --         --         --         --         --         10
  Payments for redemptions - FAIF                                    (341)        (8)   (13,689)    (5,532)      (415)       (47)
  Payment for redemptions - Piper                                      --         --         --         --         --     (1,125)
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from Class B transactions          (263)       214    (11,092)     1,644        590        792
-----------------------------------------------------------------------------------------------------------------------------------
Class C
  Proceeds from sales                                                  --         --         --         --        283         --
  Reinvestment of distributions                                        --         --         --         --         --         --
  Payment for redemptions                                              --         --         --         --         (1)        --
-----------------------------------------------------------------------------------------------------------------------------------
Increase in net assets from Class C transactions                       --         --         --         --        282         --
-----------------------------------------------------------------------------------------------------------------------------------
Class Y
  Proceeds from sales                                               8,578     13,564     26,067     92,606    119,832      7,699
  Shares issued in connection with acquisition
   of Piper Fund                                                       --         --         --         --         --    146,984
  Reinvestment of distributions                                     3,941      6,055     12,110      9,959         50         --
  Payments for redemptions                                        (77,250)   (60,217)  (143,759)  (137,313)   (42,599)   (18,021)
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from Class Y transactions       (64,731)   (40,598)  (105,582)   (34,748)    77,283    136,662
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
 transactions                                                     (64,411)   (38,987)  (116,186)   (34,813)    70,492    141,831
-----------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                           (79,314)  (101,251)   (90,052)  (148,119)   140,178    107,103
NET ASSETS AT BEGINNING OF PERIOD                                 145,444    246,695    280,248    428,367    143,230     36,127
===================================================================================================================================
NET ASSETS AT END OF PERIOD (2)                                  $ 66,130   $145,444   $190,196   $280,248   $283,408   $143,230
===================================================================================================================================

(1) See note 4 in the notes to financial statements for additional information.
(2) Includes undistributed (distributions in excess of) net investment income
    (000) of $0 and $52 for Micro Cap Value Fund, $0 and $0 for Regional Equity Fund, $0 and $0 for Small Cap Growth Fund, $(1), $231 and $(150), for Small Cap Value Fund, at September 30, 1999, September 30, 1998, and November 30, 1997, respectively.
(A) The Micro Cap Value Fund Class B discontinued operations on September 24, 1999. All shareholders were transferred to Class A.
(B) Included in the distributions for the Small Cap Growth Fund is a return of capital distribution in the amount of $5,311,630 for Class A and $370 for Class B - Piper.
(C) The Statements of Changes in Net Assets for the Small Cap Value Fund reflect the change of the Fund's year end from July 31st, to November 30th, and then to September 30th.

The accompanying notes are an integral part of the financial statements.


                                58     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

                                                                 SMALL CAP FUNDS

                                  SMALL CAP
                              VALUE FUND(C)
--------------------------------------------
    10/1/98         12/1/97          8/1/97
         to              to              to
    9/30/99         9/30/98        11/30/97
--------------------------------------------

 $      265      $    1,583      $     (114)
      5,700          25,057           2,299

     33,198        (116,183)          8,373
--------------------------------------------
     39,163         (89,543)         10,558
--------------------------------------------


         (7)            (14)             --
         --              --              --
         --              --              --
       (554)         (1,188)            (93)

     (1,046)         (1,320)             --
        (58)             (4)             --
         --              --              --
         --              --              --
    (29,702)        (33,301)             --
--------------------------------------------
    (31,367)        (35,827)            (93)
============================================


      4,600          39,216          18,971
         --              --              --
      1,045           1,335              --
     (7,771)        (42,007)        (22,884)
--------------------------------------------

     (2,126)         (1,456)         (3,913)
--------------------------------------------

        663             799               1
         --              --              --
         --              --              --
         59               4              --
         --              --              --
       (350)            (50)             --
         --              --              --
--------------------------------------------
        372             753               1
--------------------------------------------

        113              --              --
         --              --              --
         (1)             --              --
--------------------------------------------
        112              --              --
--------------------------------------------

    127,190         213,258         117,751

         --              --              --
     27,244          32,778              82
   (209,352)       (219,000)       (116,562)
--------------------------------------------
    (54,918)         27,036           1,271
--------------------------------------------

    (56,560)         26,333          (2,641)
--------------------------------------------
    (48,764)        (99,037)          7,824
    381,204         480,241         472,417
============================================
 $  332,440      $  381,204      $  480,241
============================================


                                59     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

FINANCIAL HIGHLIGHTS   FOR A SHARE OUTSTANDING, THROUGHOUT THE PERIODS
                       ENDED SEPTEMBER 30, UNLESS OTHERWISE INDICATED

                                             REALIZED AND
              NET ASSET                        UNREALIZED     DIVIDENDS                     DISTRIBUTIONS
                  VALUE              NET         GAINS OR      FROM NET     DISTRIBUTIONS            FROM
              BEGINNING       INVESTMENT      (LOSSES) ON    INVESTMENT              FROM       RETURN OF
              OF PERIOD    INCOME (LOSS)      INVESTMENTS        INCOME     CAPITAL GAINS         CAPITAL
----------------------------------------------------------------------------------------------------------
MICRO CAP VALUE FUND
Class A
 1999           $  7.95         $    --          $  0.86        $    --          $ (1.79)           $ --
 1998             10.96              --            (2.42)            --            (0.59)             --
 1997(1)          10.00              --             0.96             --               --              --
Class B
 1999(2)        $  7.84         $ (0.01)         $  0.74        $    --          $ (1.79)           $ --
 1998             10.95           (0.01)           (2.51)            --            (0.59)             --
 1997(1)          10.00              --             0.95             --               --              --
Class Y
 1999           $  7.93         $  0.01          $  0.88        $ (0.01)         $ (1.79)           $ --
 1998             10.95            0.02            (2.43)         (0.02)           (0.59)             --
 1997(1)          10.00              --             0.95             --               --              --
----------------------------------------------------------------------------------------------------------
REGIONAL EQUITY FUND
Class A
 1999           $ 16.68         $ (0.05)         $  3.34        $    --          $ (1.23)           $ --
 1998             23.12              --            (5.49)            --            (0.95)             --
 1997             17.71            0.03             6.14          (0.07)           (0.69)             --
 1996             17.12            0.04             1.70          (0.04)           (1.11)             --
 1995             12.52            0.08             4.90          (0.06)           (0.32)             --
Class B
 1999           $ 16.25         $ (0.23)         $  3.29        $    --          $ (1.23)           $ --
 1998             22.72           (0.04)           (5.48)            --            (0.95)             --
 1997             17.47           (0.03)            5.97             --            (0.69)             --
 1996             16.99           (0.04)            1.64          (0.01)           (1.11)             --
 1995             12.50            0.04             4.80          (0.03)           (0.32)             --
Class Y
 1999           $ 16.74         $ (0.01)         $  3.36        $    --          $ (1.23)           $ --
 1998             23.16            0.01            (5.46)         (0.02)           (0.95)             --
 1997             17.75            0.05             6.18          (0.13)           (0.69)             --
 1996             17.13            0.09             1.70          (0.06)           (1.11)             --
 1995             12.52            0.11             4.90          (0.08)           (0.32)             --
-----------------------------------------------------------------------------------------------------------

 +  Returns are for the period indicated and have not been annualized.
(A) Excluding sales charges.
(1) Commenced operations August 7, 1997. All ratios for the period have been annualized.
(2) Effective September 24, 1999, all shareholders were exchanged into Class A. Class B share activity was discontinued. All ratios for the period have been annualized.


                                60     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

                                                                 SMALL CAP FUNDS

                                                                                   RATIO OF
                                                               RATIO OF NET     EXPENSES TO
 NET ASSET                                       RATIO OF        INVESTMENT         AVERAGE
     VALUE                      NET ASSETS    EXPENSES TO     INCOME (LOSS)      NET ASSETS    PORTFOLIO
    END OF          TOTAL           END OF        AVERAGE        TO AVERAGE      (EXCLUDING     TURNOVER
    PERIOD     RETURN (A)     PERIOD (000)     NET ASSETS        NET ASSETS        WAIVERS)         RATE
---------------------------------------------------------------------------------------------------------


   $  7.02         12.05%        $  1,401           1.15%            (0.33)%          1.15%          21%
      7.95        (22.77)           1,110           1.13             (0.09)           1.13           16
     10.96          9.60+              44           1.15             (0.25)           1.32            0

   $  6.78         10.06%+       $     --           1.90%             0.68%           1.90%          21%
      7.84        (23.78)             206           1.88             (0.78)           1.88           16
     10.95          9.50+              50           1.90             (1.04)           2.07            0

   $  7.02         12.55%        $ 64,729           0.90%             0.17%           0.90%          21%
      7.93        (22.76)         144,128           0.88              0.21            0.88           16
     10.95          9.50+         246,601           0.90             (0.02)           1.07            0
---------------------------------------------------------------------------------------------------------


   $ 18.74         20.12%        $ 29,702           1.15%            (0.26)%          1.21%          19%
     16.68        (24.54)          25,706           1.15             (0.08)           1.16           15
     23.12         36.13           37,677           1.15              0.11            1.15           17
     17.71         10.97           25,325           1.13              0.24            1.15           36
     17.12         41.17           14,917           1.05              0.58            1.20           42

   $ 18.08         19.19%        $ 20,922           1.90%            (1.03)%          1.96%          19%
     16.25        (25.12)          29,481           1.90             (0.83)           1.91           15
     22.72         35.18           39,683           1.90             (0.65)           1.90           17
     17.47         10.14           27,671           1.88             (0.52)           1.90           36
     16.99         39.98            7,630           1.84             (0.25)           1.95           42

   $ 18.86         20.42%        $139,572           0.90%            (0.03)%          0.96%          19%
     16.74        (24.34)         225,061           0.90              0.17            0.91           15
     23.16         36.49          351,007           0.90              0.35            0.90           17
     17.75         11.27          259,138           0.88              0.49            0.90           36
     17.13         41.40          188,583           0.84              0.78            0.95           42
---------------------------------------------------------------------------------------------------------


                                61     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

FINANCIAL HIGHLIGHTS   FOR A SHARE OUTSTANDING, THROUGHOUT THE PERIODS
                       ENDED SEPTEMBER 30, UNLESS OTHERWISE INDICATED

                      REALIZED AND
                         NET ASSET                        UNREALIZED     DIVIDENDS                     DISTRIBUTIONS
                             VALUE              NET         GAINS OR      FROM NET     DISTRIBUTIONS            FROM
                         BEGINNING       INVESTMENT      (LOSSES) ON    INVESTMENT              FROM       RETURN OF
                         OF PERIOD    INCOME (LOSS)      INVESTMENTS        INCOME     CAPITAL GAINS         CAPITAL
---------------------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH FUND
Class A(1)
 1999                     $  11.90         $ (0.06)         $  4.95        $    --          $ (0.02)         $    --
 1998                        17.41           (0.09)           (2.67)            --            (2.64)           (0.11)
 1997                        17.11           (0.16)            5.66          (0.04)           (5.16)              --
 1996(2)                     17.68            0.06             0.87          (0.07)           (1.43)              --
 1995                        15.61            0.09             2.07          (0.09)              --               --
Class B - FAIF
 1999                     $  11.50         $ (0.14)         $  4.73        $    --          $ (0.02)         $    --
 1998(3)                     13.74           (0.02)           (2.22)            --               --               --
Class B - Piper
 1998(4)                  $   9.54         $ (0.09)         $  0.42        $    --          $ (0.15)         $ (0.01)
 1997(5)                      7.24           (0.03)            2.33             --               --               --
Class C
 1999(6)                  $  15.48         $ (0.08)         $  1.28        $    --          $    --          $    --
Class Y
 1999                     $  11.98         $ (0.02)         $  4.98        $    --          $ (0.02)         $    --
 1998(3)                     14.29              --            (2.31)            --               --               --
---------------------------------------------------------------------------------------------------------------------
SMALL CAP VALUE FUND(B)
Class A
 1999                     $  13.58         $  0.01          $  1.47        $ (0.01)         $ (1.11)         $    --
 1998(7)                     18.20            0.04            (3.38)         (0.01)           (1.27)              --
 1997(8)                     17.86           (0.03)            0.37             --               --               --
 1997(9)                     13.95            0.01             5.43          (0.01)           (1.52)              --
 1996(9)                     13.23            0.04             1.83          (0.04)           (1.11)              --
 1995(9)(10)                 10.00            0.09             3.29          (0.10)           (0.05)              --
Class B
 1999                     $  13.53         $  0.02          $  1.33        $    --          $ (1.11)         $    --
 1998(7)                     18.23            0.01            (3.43)         (0.01)           (1.27)              --
 1997(11)(12)                18.22              --             0.01             --               --               --
Class C
 1999(6)                  $  13.48         $  0.01          $  0.38        $    --          $    --          $    --
Class Y
 1999                     $  13.60         $  0.01          $  1.50        $ (0.02)         $ (1.11)         $    --
 1998(7)                     18.23            0.06            (3.38)         (0.04)           (1.27)              --
 1997(8)                     17.87           (0.01)            0.37             --               --               --
 1997(9)                     13.96            0.04             5.43          (0.04)           (1.52)              --
 1996(9)                     13.26            0.06             1.81          (0.06)           (1.11)              --
 1995(9)(10)                 10.00            0.13             3.30          (0.12)           (0.05)              --
---------------------------------------------------------------------------------------------------------------------

 +  Returns are for the period indicated and have not been annualized.
(A) Excluding sales charges.
(B) The financial highlights for Small Cap Value Fund as set forth herein include the historical financial highlights of the Qualivest Small Companies Fund Class A and Class Y shares. The assets of the Small Companies Fund were acquired by Small Cap Value Fund on November 21, 1997. In connection with such acquisition, (i) Class A and Class C shares of the Qualivest Small Companies Value Fund were exchanged for Class A shares of Small Cap Value Fund; and (ii) Qualivest Class Y shares were exchanged for Class Y shares of Small Cap Value Fund.
(1) Historical per-share amounts have been adjusted to reflect the conversion ratios utilized for the reorganization of the FAIF Small Cap Growth Fund and the Piper Small Company Growth Fund, that occurred on July 31, 1998. Piper Small Company Growth Fund is the financial reporting survivor. Therefore, the financial highlights for the Small Cap Growth Fund represent the financial highlights information of the former Piper Small Company Growth Fund. On July 31, 1998, the fund's advisor changed from Piper Capital Management, Inc. to U.S. Bank N.A.
(2) On September 12, 1996, shareholders of the Fund approved a change in the Fund's investment objective from high total investment return consistent with prudent investment risk to long-term capital appreciation. In connection with this change in investment objective, the Fund's investment policies were revised.
(3) Class Y and Class B shares have been offered since July 31, 1998. There is no historical information for these Classes of Piper Small Company Growth Fund prior to the reorganization on July 31, 1998. All ratios for the period have been annualized.
(4) Effective April 28, 1998, all shareholders were exchanged into Class A. Class B share activity was discontinued. All ratios for the period have been annualized.
(5) Class B Piper Shares have been offered since February 18, 1997. All ratios for the period have been annualized.
(6) For the period ended September 30. Class C shares have been offered since February 1, 1999. All ratios for the period have been annualized.
(7) For the period December 1, 1997 to September 30, 1998. All ratios for the period have been annualized. The First American board of directors approved a change in the fund's fiscal year end from November 30 to September 30, effective September 30, 1998.
(8) For the period August 1, 1997, to November 30, 1997. All ratios for the period have been annualized. The First American board of directors approved a change in the fund's fiscal year end from July 31 to November 30, effective November 30, 1997.
(9) For the period ended July 31.
(10)Commenced operations August 1, 1994. All ratios for the period have been annualized.
(11)Class B shares have been offered since November 24, 1997. All ratios for the period have been annualized.
(12)For the period November 24, 1997, to November 30, 1997.


                                62     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

                                                                 SMALL CAP FUNDS

                                                                                    RATIO OF
                                                                RATIO OF NET     EXPENSES TO
  NET ASSET                                       RATIO OF        INVESTMENT         AVERAGE
      VALUE                      NET ASSETS    EXPENSES TO     INCOME (LOSS)      NET ASSETS    PORTFOLIO
     END OF           TOTAL          END OF        AVERAGE        TO AVERAGE      (EXCLUDING     TURNOVER
     PERIOD      RETURN (A)    PERIOD (000)     NET ASSETS        NET ASSETS        WAIVERS)         RATE
---------------------------------------------------------------------------------------------------------


   $  16.77          41.11%       $ 32,203           1.14%            (0.39)%          1.15%         110%
      11.90         (18.66)         28,252           1.29             (0.61)           1.43           92
      17.41          45.66          35.647           1.34             (0.75)           1.98          109
      17.11           5.38          30,968           1.32              0.20            1.79          125
      17.68          13.88          48,421           1.40              0.43            1.63          182

   $  16.07          39.92%       $  2,217           1.90%            (1.16)%          1.91%         110%
      11.50         (16.30)+         1,104           1.90             (1.20)           1.90           92

   $   9.71           3.61%+      $     --           2.03%            (1.30)%          2.40%          56%
       9.54          31.77 +           480           1.98             (1.49)           2.15          109

   $  16.68           7.75%+      $    309           1.90%            (1.18)%          1.91%         110%

   $  16.92          41.42%       $248,679           0.90%            (0.16)%          0.91%         110%
      11.98         (16.17)+       113,874           0.90             (0.20)           0.90           92
---------------------------------------------------------------------------------------------------------


   $  13.94          11.12%       $ 11,567           1.14%            (0.17)%          1.14%          44%
      13.58         (19.48)+        13,551           1.13              0.15            1.13           21
      18.20           1.90 +        19,194           1.37             (0.38)           1.37            3
      17.86          41.71          22,429           1.31              0.01            1.31           29
      13.95          14.93          10,247           1.33              0.14            1.33           34
      13.23          34.29 +         1,569           1.11              0.63            1.38           37

   $  13.77          10.16%       $  1,005           1.89%            (0.93)%          1.89%          44%
      13.53         (19.91)+           618           1.88             (0.53)           1.88           21
      18.23           0.05 +             1           1.90             (1.53)           1.90            3

   $  13.87           2.89%+      $    116           1.89%            (1.04)%          1.89%          44%

   $  13.98          11.36%       $319,752           0.89%             0.08%           0.89%          44%
      13.60         (19.31)+       367,035           0.88              0.40            0.88           21
      18.23           2.01 +       461,046           1.06             (0.06)           1.06            3
      17.87          41.96         449,988           1.06              0.25            1.06           29
      13.96          14.94         297,793           1.08              0.41            1.08           34
      13.26          34.76 +       209,626           0.60              1.20            1.17           37
---------------------------------------------------------------------------------------------------------


                                63     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

INTERNATIONAL FUNDS
EMERGING MARKETS


INVESTMENT OBJECTIVE
      SEEKS LONG-TERM CAPITAL GROWTH BY INVESTING PRIMARILY IN AN
      INTERNATIONALLY DIVERSIFIED PORTFOLIO OF EQUITY SECURITIES TRADING IN EMERGING MARKETS

The fourth quarter of 1998 was a tumultuous period for emerging markets due to the Asian financial crisis and its subsequent impact on Latin American markets. However, Asia's battered economies staged a strong recovery throughout the year, which helped boost fund performance. For the fiscal year ending September 30, 1999, the Emerging Markets Fund posted a 20.68% return.

At the height of the financial crisis, the fund assumed a more defensive posture by repositioning portfolio assets toward European and Latin America markets. At one point late in 1998, 50% of the fund's portfolio holdings were invested in Europe's emerging markets, including Poland, Greece, Ireland and several Eastern European markets. Yet as Asia's economies began to stabilize during the first calendar quarter of 1999, the fund shifted holdings back to the Far East to take advantage of improving stock values. Currently, 60% of the fund's holdings are invested in Asian markets, with only 14% of its assets invested throughout Europe.

Samsung Electronic, the world's leading semiconductor manufacturer, was a portfolio standout due to the global strengthening of the semiconductor market. Advanced Information Services, a Thai cellular operator, also performed extremely well, benefiting from Thailand's economic recovery.

The outlook for the fund is extremely positive. Asian countries have initiated important economic reforms and are poised to fare well in the future. Fund holdings remain concentrated in Asian stocks to capture potential market gains throughout the region.


VALUE OF A $10,000 INVESTMENT

[PLOT POINTS CHART]

                            FIRST
             FIRST         AMERICAN         FIRST          MORGAN
           AMERICAN        EMERGING        AMERICAN     STANLEY MSCI      LIPPER
           EMERGING         MARKETS        EMERGING       EMERGING       EMERGING
            MARKETS      FUND, CLASS A      MARKETS        MARKETS       MARKETS
         FUND, CLASS A     ADJUSTED      FUND, CLASS Y   FREE INDEX   FUNDS AVERAGE
         -------------     --------      -------------   ----------   -------------
11/1993     $10,000        $ 9,475         $10,000        $10,000        $10,000
 9/1994      11,944         11,317          11,944         12,615         11,873
 9/1995       7,315          6,931           7,315         10,378          9,860
 9/1996       8,867          8,402           8,867         10,920         10,580
 9/1997      11,038         10,459          11,038         11,637         12,649
 9/1998       5,639          5,343           5,649          6,075          6,755
 9/1999       6,806          6,448           6,836          9,508          9,635

PAST PERFORMANCE OF THE FUND IS NOT INDICATIVE OF FUTURE PERFORMANCE.


ANNUALIZED PERFORMANCE                                                    SINCE
                                       1 YEAR     3 YEAR     5 YEAR   INCEPTION
--------------------------------------------------------------------------------
Class A                                20.68%     -8.45%    -10.64%      -6.36%
--------------------------------------------------------------------------------
Class A adjusted                       14.36%    -10.08%    -11.60%      -7.20%
--------------------------------------------------------------------------------
Class B                                20.00%      -          -          -6.62%
--------------------------------------------------------------------------------
Class B adjusted                       15.00%      -          -         -10.70%
--------------------------------------------------------------------------------
Class Y*                               21.00%     -8.31%    -10.56%      -6.28%
--------------------------------------------------------------------------------
Morgan Stanley MSCI Emerging Mkts      56.52%     -4.51%     -5.50%      -0.86%
--------------------------------------------------------------------------------
Lipper Emerging Markets                45.14%     -5.98%     -5.71%      -2.99%
--------------------------------------------------------------------------------

Past performance of the fund is not indicative of future performance.

The performance presented is that of a predecessor fund, Piper Emerging Markets Growth Fund, which merged with First American Emerging Markets Fund on 8/7/98.

The inception date of the Class A shares is 11/9/93, the inception date of the Class B shares is 8/7/98, and the inception date of the Class Y shares is 8/7/98. The performance reflected in the graph begins on 11/30/93. The performance reflected in the table for Class A and Class Y begins on the inception date of Class A shares and Class B shares begin on 8/7/98.

*The performance presented links the performance of Class A shares from inception on 11/9/93 to 8/7/98 with the performance of Class Y shares after its inception on 8/7/98. The cumulative since inception return for Class Y shares from 8/7/98, is -5.66%.

Performance reflects voluntary fee waivers in effect. In absence of such fee waivers, total returns would be reduced.

                                64     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

INTERNATIONAL FUNDS
INTERNATIONAL


INVESTMENT OBJECTIVE
      SEEKS LONG-TERM CAPITAL GROWTH BY INVESTING IN AN INTERNATIONALLY DIVERSE PORTFOLIO OF EQUITY SECURITIES TRADING OUTSIDE OF U.S. MARKETS

The fiscal year ended September 30, 1999, was both a volatile and rewarding period throughout certain international markets. Although European markets performed well during this period, Japan -- one of the fund's top country holdings -- bottomed out late in 1998, followed by a sustained market rally throughout 1999. As a result of Japan's upturn and stable European markets, the International Fund earned a 32.16% return for the fiscal year.

As Japan began to emerge from its prolonged economic slump, fund managers repositioned portfolio holdings from a concentration in European stocks to an emphasis in Japanese stocks. Therefore, the fund was able to capitalize on the resurgence of several technology-oriented Japanese companies.

Softbank, a Japanese Internet company with significant holdings in Yahoo and E*Trade -- and one of the fund's top stock holdings -- was an excellent performer in 1999. Fujitsu, another key portfolio holding, also performed exceptionally well due to its position as Japan's largest information service provider. In contrast, Glaxo Wellcome PLC, an international pharmaceutical company that manufactures prescription medicines, experienced slowing earnings growth in light of Medicare reform in the U.S.

In the coming year, we expect to see ongoing improvements within Japan's economy, as the nation continues to emerge from a lengthy secular bear market. And with our current emphasis on Japanese stocks, the fund is positioned to generate stronger returns over time.


VALUE OF A $10,000 INVESTMENT

[PLOT POINTS CHART]

                           FIRST
            FIRST         AMERICAN         FIRST         MORGAN
          AMERICAN      INTERNATIONAL     AMERICAN       STANLEY       LIPPER
        INTERNATIONAL   FUND, CLASS A   INTERNATIONAL   MSCI EAFE   INTERNATIONAL
        FUND, CLASS A     ADJUSTED      FUND, CLASS Y     INDEX     FUNDS AVERAGE
        -------------     --------      -------------     -----     -------------
4/1994     $10,000        $ 9,475         $10,000        $10,000       $10,000
9/1994      10,039          9,512          10,049         10,094        10,169
9/1995      10,108          9,578          10,128         10,679        10,544
9/1996      10,294          9,754          10,341         11,600        11,580
9/1997      13,386         12,683          13,483         13,014        13,769
9/1998      13,534         12,824          13,638         11,929        12,314
9/1999      17,887         16,948          18,057         15,621        15,983

PAST PERFORMANCE OF THE FUND IS NOT INDICATIVE OF FUTURE PERFORMANCE.


ANNUALIZED PERFORMANCE                                                    SINCE
                                       1 YEAR     3 YEAR     5 YEAR   INCEPTION
--------------------------------------------------------------------------------
Class A                                32.16%     20.22%     12.25%      11.57%
--------------------------------------------------------------------------------
Class A adjusted                       25.18%     18.08%     11.03%      10.48%
--------------------------------------------------------------------------------
Class B                                31.06%     19.22%     11.33%      10.99%
--------------------------------------------------------------------------------
Class B adjusted                       26.06%     18.28%     11.07%      10.86%
--------------------------------------------------------------------------------
Class C                                 -          -          -           8.73%+
--------------------------------------------------------------------------------
Class C adjusted                        -          -          -           6.68%+
--------------------------------------------------------------------------------
Class Y                                32.40%     20.41%     12.43%      11.70%
--------------------------------------------------------------------------------
Morgan Stanley MSCI EAFE               30.95%     10.43%      9.13%       8.57%
--------------------------------------------------------------------------------
Lipper International                   27.64%     12.00%      9.98%       8.54%
--------------------------------------------------------------------------------

Past performance of the fund is not indicative of future performance.

The inception date of the Class A shares is 4/7/94, the inception date of the Class B shares is 8/15/94, the inception date of the Class C shares is 2/1/99, and the inception date for the Class Y shares is 4/4/94. The performance reflected in the graph begins on 4/30/94. The performance reflected in the table for Class A and Class Y shares begins on the inception date of Class A shares and Class B shares begin on 8/15/94.

+Cumulative since inception.

Performance reflects voluntary fee waivers in effect. In absence of such fee waivers, total returns would be reduced.


                                65     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

INTERNATIONAL FUNDS
INTERNATIONAL INDEX


INVESTMENT OBJECTIVE
      SEEKS TO PROVIDE INVESTMENT RESULTS THAT CORRESPOND WITH
      THE PERFORMANCE OF THE MORGAN STANLEY MSCI EAFE INDEX

The fiscal year ended September 30, 1999, was another excellent year for the International Index Fund, as Japan's improving economy helped propel the fund to a 31.70% gain, tracking Morgan Stanley's MSCI EAFE Index.

The fund mirrors the Morgan Stanley MSCI EAFE Index and therefore performs closely in line with that common measure of large-cap international stocks. The fund owns the majority of the stocks within the index and generally matches its weighting of each stock.

Going forward, Japan's success in sustaining its economic recovery will dictate the fund's performance to a great extent. To date, Japan's turnaround remains on solid footing, which bodes well for the fund's long-term outlook.


VALUE OF A $10,000 INVESTMENT

[PLOT POINTS CHART]

                           FIRST
            FIRST         AMERICAN         FIRST
          AMERICAN      INTERNATIONAL     AMERICAN       MORGAN
        INTERNATIONAL       INDEX       INTERNATIONAL    STANLEY       LIPPER
            INDEX       FUND, CLASS A       INDEX       MSCI EAFE   INTERNATIONAL
        FUND, CLASS A     ADJUSTED      FUND, CLASS Y     INDEX     FUNDS AVERAGE
        -------------     --------      -------------     -----     -------------
7/1995     $10,000        $ 9,475          $10,000       $10,000       $10,000
9/1995       9,801          9,287            9,802         9,806         9,958
9/1996      10,516          9,964           10,539        10,651        10,936
9/1997      11,653         11,041           11,715        11,949        13,004
9/1998      10,539          9,985           10,632        10,953        11,630
9/1999      13,879         13,151           14,034        14,342        15,095

PAST PERFORMANCE OF THE FUND IS NOT INDICATIVE OF FUTURE PERFORMANCE.


ANNUALIZED PERFORMANCE                                                    SINCE
                                                  1 YEAR     3 YEAR   INCEPTION
--------------------------------------------------------------------------------
Class A                                           31.70%      9.69%       9.18%
--------------------------------------------------------------------------------
Class A adjusted                                  24.80%      7.75%       7.80%
--------------------------------------------------------------------------------
Class B                                           30.66%      -          14.37%
--------------------------------------------------------------------------------
Class B adjusted                                  25.66%      -          11.94%
--------------------------------------------------------------------------------
Class Y                                           32.00%     10.01%       9.54%
--------------------------------------------------------------------------------
Morgan Stanley MSCI EAFE                          30.95%     10.43%       9.03%
--------------------------------------------------------------------------------
Lipper International                              27.64%     12.00%       9.97%
--------------------------------------------------------------------------------

Past performance of the fund is not indicative of future performance.

The performance presented is that of a predecessor fund, Qualivest International Opportunities Fund, which merged with First American International Index Fund on 11/21/97. The inception date of the Class A and Y shares is 7/3/95, and the inception date of the Class B shares is 11/24/97.

The performance reflected in the graph begins on 7/31/95. The performance reflected in the table for Class A and Class Y shares begins on 7/3/95 and Class B shares begin on 11/24/97.

Performance reflects voluntary fee waivers in effect. In absence of such fee waivers, total returns would be reduced.


                                66     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

                                                             INTERNATIONAL FUNDS


                     THIS PAGE WAS INTENTIONALLY LEFT BLANK.


                                67     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

STATEMENTS OF
NET ASSETS      SEPTEMBER 30, 1999

EMERGING MARKETS FUND

DESCRIPTION                                          SHARES     VALUE (000)
---------------------------------------------------------------------------
COMMON STOCKS -- 87.8%
BRAZIL -- 1.5%
Aracruz Celulose ADR                                 12,000      $     250
Brasileira de Distribuicao Grupo                  8,500,000            169
Telebras ADR                                          3,300            247
                                                                 ----------
                                                                       666
                                                                 ----------
CHILE -- 1.8%
Distribucion y Servicio ADR                          47,800            804
                                                                 ----------
CHINA -- 4.2%
China Telecom ADR*                                   26,100          1,613
China.com, Cl A*                                      4,300            279
                                                                 ----------
                                                                     1,892
                                                                 ----------
GREECE -- 8.0%
Alpha Credit Bank                                    11,500            926
Chipita International                                17,400            549
Ergo Bank                                             1,920            183
National Bank of Greece                               5,000            402
Sarantis                                             14,000            605
Titan Cement                                          7,800            913
                                                                 ----------
                                                                     3,578
                                                                 ----------
HONG KONG -- 9.8%
City Telecom                                        242,000            176
First Pacific                                     1,258,000            769
Hutchison Whampoa                                    44,000            409
IDT International                                 2,352,000            276
Johnson Electric Holdings                           326,000          1,582
Sun Hung Kai Properties                              57,000            435
Television Broadcasts                                51,000            218
Wharf Holdings                                      183,000            529
                                                                 ----------
                                                                     4,394
                                                                 ----------
HUNGARY -- 1.4%
EGIS                                                 14,100            433
Gedeon Richter                                        5,100            205
                                                                 ----------
                                                                       638
                                                                 ----------
INDIA -- 0.9%
Larsen & Toubro GDR (A)                              10,400            229
Ranbaxy Laboratories GDR (A)                          7,300            176
                                                                 ----------
                                                                       405
                                                                 ----------
ISRAEL -- 1.6%
Check Point Software Technologies*                    5,700            481
Galileo Technology*                                   9,800            245
                                                                 ----------
                                                                       726
                                                                 ----------
MEXICO -- 10.0%
Carso Global Telecom*                                41,000            228
Cemex                                               250,000          1,201
Grupo Posadas, Cl A                               1,453,000            869
Grupo Televisa GDR*                                  24,000            959
Telefonos de Mexico ADR                              17,500          1,247
                                                                 ----------
                                                                     4,504
                                                                 ----------
POLAND -- 0.8%
BRE Bank*                                             3,600             94
Telekomunikacja Polska (A)                           56,400            278
                                                                 ----------
                                                                       372
                                                                 ----------

EMERGING MARKETS FUND (CONTINUED)

DESCRIPTION                                          SHARES     VALUE (000)
---------------------------------------------------------------------------
SINGAPORE -- 9.7%
City Developments                                   108,000      $     550
Datacraft Asia                                      306,000          1,346
DBS Group Holdings                                   71,031            795
DBS Land                                             77,000            143
Singapore Press Holdings                             39,000            615
Venture Manufacturing                               101,000            880
                                                                 ----------
                                                                     4,329
                                                                 ----------
SOUTH AFRICA -- 1.1%
Anglo American                                        8,900            498
                                                                 ----------
SOUTH KOREA -- 15.0%
Kookmin Bank GDR (A)                                 78,100          1,025
Korea Electric Power ADR                             61,800            993
Korea Telecom ADR*                                   30,500          1,129
Pohang Iron & Steel ADR                              31,900            999
Samsung Electronics (A)                              20,690          1,649
SK Telecom ADR                                       89,847            927
                                                                 ----------
                                                                     6,722
                                                                 ----------
TAIWAN -- 11.2%
Acer*                                               374,900            681
Advanced Semiconductor Engineering*                 210,560            602
Evergreen Marine*                                   435,240            418
Inventec*                                            18,560             44
Synnex Technology GDR (A)*                           17,700            332
Taiwan Semiconductor                                355,890          1,501
Taiwan Semiconductor ADR                              3,900            115
United Microelectronics*                            567,550          1,327
                                                                 ----------
                                                                     5,020
                                                                 ----------
THAILAND -- 3.7%
Advanced Info Service*                              124,000          1,418
Bangkok Bank (A)*                                   124,000            244
                                                                 ----------
                                                                     1,662
                                                                 ----------
TURKEY -- 1.0%
Arcelik                                           3,260,000            104
Eregli Demir Celik*                               5,370,000            122
KOC Holding                                       1,230,000            119
Petrol Ofisi                                        290,000             98
                                                                 ----------
                                                                       443
                                                                 ----------
UNITED KINGDOM -- 4.4%
Billiton                                             73,300            304
HSBC Holdings                                        97,200          1,114
Old Mutual*                                         261,300            557
                                                                 ----------
                                                                     1,975
                                                                 ----------
UNITED STATES -- 1.7%
Comverse Technology*                                  4,250            401
StarMedia Network*                                    9,400            345
                                                                 ----------
                                                                       746
                                                                 ----------

TOTAL COMMON STOCKS
    (Cost $32,620)                                                  39,374
                                                                 ----------


                                68     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

                                                             INTERNATIONAL FUNDS

DESCRIPTION                                          SHARES     VALUE (000)
---------------------------------------------------------------------------
FOREIGN RIGHTS -- 0.2%
THAILAND -- 0.2%
Thai Farmers Bank*                                  120,700      $      83
                                                                 ----------
TOTAL FOREIGN RIGHTS
    (Cost $0)                                                           83
                                                                 ----------
RELATED PARTY MONEY MARKET FUND -- 8.1%
First American Prime Obligations
    Fund (B)                                      3,629,787          3,630
                                                                 ----------
TOTAL RELATED PARTY MONEY MARKET FUND
    (Cost $3,630)                                                    3,630
                                                                 ----------
TOTAL INVESTMENTS -- 96.1%
    (Cost $36,250)                                                  43,087
                                                                 ----------
OTHER ASSETS AND LIABILITIES, NET -- 3.9%                            1,732
                                                                 ----------

NET ASSETS:
Portfolio Capital--Class A
    ($.0001 par value--2 billion authorized)
    based on 671,973 outstanding shares                          $  12,813
Portfolio Capital--Class B
    ($.0001 par value--2 billion authorized)
    based on 1,907 outstanding shares                                   13
Portfolio Capital--Class Y
    ($.0001 par value--2 billion authorized)
    based on 5,919,924 outstanding shares                           37,488
Accumulated net investment loss                                       (330)
Accumulated net realized loss on investments                       (12,011)
Net unrealized appreciation of investments                           6,837
Net unrealized appreciation of forward
    foreign currency contracts, foreign currency
    and translation of other assets and liabilities
    in foreign currency                                                  9
                                                                 ----------
TOTAL NET ASSETS -- 100.0%                                       $  44,819
                                                                 ----------
Net asset value and redemption price
    per share--Class A                                           $    6.77

Maximum sales charge of 5.25% (C)                                     0.38
                                                                 ----------
Offering price per share--Class A                                $    7.15
                                                                 ----------
Net asset value and offering price
    per share--Class B (D)                                       $    6.72
                                                                 ----------
Net asset value, offering price, and redemption
    price per share--Class Y                                     $    6.80
                                                                 ----------

*   Non-income producing security

(A) Security sold within the terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors."

(B) This money market fund is advised by U.S. Bank National Association who also serves as advisor for this fund. See also the notes to the financial statements.

(C) The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 5.25%.

(D) Class B has a contingent deferred sales charge. For a description of a possible redemption charge, see the notes to the financial statements.

ADR--American Depository Receipt
Cl--Class
GDR--Global Depository Receipt

EMERGING MARKETS FUND (CONCLUDED)
---------------------------------------------------------------------------
At September 30, 1999, sector diversification of the Portfolio was as follows:

SECTOR DIVERSIFICATION                      % OF
COMMON STOCK                              NET ASSETS            VALUE (000)
                                          ----------            -----------
Electronics                                  12.0%               $ 5,380
Banking                                      10.7%                 4,781
Telecommunications                            8.9%                 3,978
Semiconductors                                8.5%                 3,790
Cellular Telecommunications                   6.8%                 3,031
Construction Materials                        4.7%                 2,114
Multi-Industry                                4.6%                 2,055
Telephone                                     4.4%                 2,000
News Media                                    3.5%                 1,574
Mining                                        3.2%                 1,425
Consumer Products                             3.1%                 1,409
Real Estate                                   2.5%                 1,128
Computers                                     2.4%                 1,057
Hotels                                        1.9%                   869
Pharmaceuticals                               1.8%                   814
Food Product Retailer                         1.6%                   718
Internet                                      1.4%                   625
Insurance                                     1.2%                   557
Investment Company                            1.1%                   499
Computer Security                             1.1%                   481
Transportation                                0.9%                   418
Paper Products                                0.6%                   251
Television                                    0.5%                   218
Appliances                                    0.2%                   104
Oil and Gas                                   0.2%                    98
                                            -----                -------
TOTAL COMMON STOCK                           87.8%               $39,374
TOTAL FOREIGN RIGHTS                          0.2%                    83
TOTAL RELATED PARTY
   MONEY MARKET FUND                          8.1%                 3,630
                                            -----                -------
TOTAL INVESTMENTS                            96.1%               $43,087
OTHER ASSETS AND
    LIABILITIES, NET                          3.9%                 1,732
                                            -----                -------
NET ASSETS                                  100.0%               $44,819
                                            =====                =======

The accompanying notes are an integral part of the financial statements.


                                69     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

STATEMENTS OF
NET ASSETS      SEPTEMBER 30, 1999

INTERNATIONAL FUND

DESCRIPTION                                          SHARES     VALUE (000)
---------------------------------------------------------------------------
COMMON STOCKS -- 94.4%
AUSTRALIA -- 0.5%
Broken Hill Proprietary                             223,500      $   2,574
                                                                 ----------
CANADA -- 1.6%
BioChem Pharma*                                      55,600          1,331
Newbridge Networks*                                  50,500          1,316
Nortel Networks                                      59,000          3,009
PMC-Sierra*                                          11,600          1,073
Research In Motion*                                  31,800            984
TD Waterhouse Group*                                 76,000            995
                                                                 ----------
                                                                     8,708
                                                                 ----------
FINLAND -- 0.7%
Sonera Oyj                                           46,800          1,361
UPM-Kymmene                                          78,700          2,693
                                                                 ----------
                                                                     4,054
                                                                 ----------
FRANCE -- 3.9%
Atos*                                                24,800          3,193
Cap Gemini                                           58,300          9,226
Carrefour Supermarche                                30,200          4,854
Elf Aquitaine                                        24,400          4,279
                                                                 ----------
                                                                    21,552
                                                                 ----------
GERMANY -- 4.8%
Deutsche Bank, Registered                            45,500          3,058
Mannesmann                                           89,100         14,291
Preussag                                             42,036          2,126
Siemens                                              87,400          7,248
                                                                 ----------
                                                                    26,723
                                                                 ----------
HONG KONG -- 3.7%
Cheung Kong Holdings                                788,000          6,569
First Pacific                                     2,396,000          1,465
Hutchison Whampoa                                   625,000          5,813
Television Broadcasts                               559,000          2,389
Wharf Holdings                                    1,623,000          4,691
                                                                 ----------
                                                                    20,927
                                                                 ----------
IRELAND -- 0.2%
CRH                                                  64,200          1,234
                                                                 ----------
ISRAEL -- 0.4%
Check Point Software Technologies*                   24,600          2,077
                                                                 ----------
JAPAN -- 43.3%
Alps Electric                                        90,000          1,884
Bank of Tokyo-Mitsubishi                            630,000          9,691
Fast Retailing                                        9,800          1,945
Fujitsu                                             812,000         25,363
Ito-Yokado                                           39,000          3,229
Kao                                                 438,000         12,404
Keyence                                               7,800          2,091
Mabuchi Motor                                        11,600          1,513
Matsushita Communications Industrial                135,000         15,051
Mitsubishi Trust & Banking                          124,000          1,517
Murata Manufacturing                                192,000         19,328
Nikko Securities                                  2,249,000         19,043
Nikon                                               126,000          2,430
Nippon Telegraph & Telephone                            223          2,748

INTERNATIONAL FUND (CONTINUED)

DESCRIPTION                                          SHARES     VALUE (000)
---------------------------------------------------------------------------
NTT Data                                                306      $   3,455
NTT Mobile Communications Network                     1,025         20,251
Rohm                                                 51,600         10,802
Sanwa Bank                                          100,000          1,341
Seven-Eleven                                         19,000          1,671
Shohkoh Fund                                          5,976          4,470
Softbank                                             68,600         26,139
Sony                                                 89,600         13,412
Sumitomo Bank                                        78,000          1,174
Takeda Chemical Industries                          278,000         15,039
Tokyo Electron                                      168,000         14,620
Toshiba                                             272,000          2,029
Trans Cosmos                                         11,000          1,376
Yamanouchi Pharmaceutical                           130,000          6,103
Yamato Transport                                     57,000          1,451
                                                                 ----------
                                                                   241,570
                                                                 ----------
NETHERLANDS -- 9.9%
ASM Lithography Holding*                            193,300         13,146
Equant*                                             106,000          8,660
Getronics                                           116,700          6,320
Philips Electronics                                  66,596          6,729
Royal Dutch Petroleum                                24,600          1,434
STMicroelectronics                                  239,400         18,739
                                                                 ----------
                                                                    55,028
                                                                 ----------
NORWAY -- 0.2%
Petroleum Geo-Services*                              69,300          1,315
                                                                 ----------
SINGAPORE -- 4.6%
City Developments                                   448,000          2,282
DBS Group Holdings                                1,273,485         14,246
Oversea-Chinese Banking                             280,000          2,176
Singapore Press Holdings                            345,000          5,444
United Overseas Bank                                184,000          1,397
                                                                 ----------
                                                                    25,545
                                                                 ----------
SOUTH KOREA -- 2.6%
Korea Telecom ADR*                                   79,800          2,953
Pohang Iron & Steel ADR                             123,000          3,851
Samsung Electronics GDR (A)                          67,000          5,340
SK Telecom ADR                                      234,200          2,415
                                                                 ----------
                                                                    14,559
                                                                 ----------
SWEDEN -- 4.6%
ABB*                                                 98,000         10,149
Atlas Copco, Cl A*                                   42,800          1,212
Ericsson Telephone ADR                              273,100          8,534
Hennes & Mauritz, Cl B                              108,800          2,766
Securitas, Cl B*                                    132,500          2,007
Svenska Cellulosa, Cl B                              40,600          1,092
                                                                 ----------
                                                                    25,760
                                                                 ----------
THAILAND -- 0.2%
Advanced Info Service*                               55,600            636
Thai Farmers Bank*                                  340,800            402
                                                                 ----------
                                                                     1,038
                                                                 ----------


                                70     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

                                                             INTERNATIONAL FUNDS

DESCRIPTION                                          SHARES     VALUE (000)
---------------------------------------------------------------------------
UNITED KINGDOM -- 12.8%
BP Amoco                                            441,100      $   8,055
COLT Telecom Group*                                 443,500         10,545
Dixons Group                                        205,400          3,660
Freeserve*                                          270,000            652
General Electric                                    490,600          4,710
HSBC Holdings                                     1,325,400         15,186
Invensys                                          1,337,000          6,517
Logica                                              605,100          7,921
Vodafone Group                                      586,400         13,885
                                                                 ----------
                                                                    71,131
                                                                 ----------
UNITED STATES -- 0.4%
Global TeleSystems Group*                           123,400          2,433
                                                                 ----------
TOTAL COMMON STOCKS
    (Cost $405,673)                                                526,228
                                                                 ----------

FOREIGN PREFERRED STOCKS -- 3.6%
FINLAND -- 3.6%
Nokia, Cl A                                         223,500         20,099
                                                                 ----------
TOTAL FOREIGN PREFERRED STOCKS
    (Cost $8,154)                                                   20,099
                                                                 ----------

FOREIGN RIGHTS -- 0.1%
SWEDEN -- 0.0%
Atlas Copco, Cl A*                                   42,800             52
Svenska Cellulosa, Cl B*                             40,600             65
                                                                 ----------
                                                                       117
                                                                 ----------
THAILAND -- 0.0%
Thai Farmers Bank*                                  340,800            235
                                                                 ----------
TOTAL FOREIGN RIGHTS
    (Cost $0)                                                          352
                                                                 ----------

RELATED PARTY MONEY MARKET FUND -- 2.8%
First American Prime Obligations
    Fund (B)                                     15,879,815         15,880
                                                                 ----------
TOTAL RELATED PARTY MONEY MARKET FUND
    (Cost $15,880)                                                  15,880
                                                                 ----------
TOTAL INVESTMENTS -- 100.9%
    (Cost $429,707)                                                562,559
                                                                 ----------
OTHER ASSETS AND LIABILITIES, NET -- (0.9%)                         (4,977)
                                                                 ----------

INTERNATIONAL FUND (CONTINUED)

DESCRIPTION                                                     VALUE (000)
---------------------------------------------------------------------------
NET ASSETS:
Portfolio Capital--Class A
    ($.0001 par value--2 billion authorized)
    based on 3,078,353 outstanding shares                       $   31,472
Portfolio Capital--Class B
    ($.0001 par value--2 billion authorized)
    based on 285,171 outstanding shares                              3,249
Portfolio Capital--Class C
    ($.0001 par value--2 billion authorized)
    based on 64,827 outstanding shares                                 895
Portfolio Capital--Class Y
    ($.0001 par value--2 billion authorized)
    based on 32,205,573 outstanding shares                         369,165
Distributions in excess of net investment income                   (11,375)
Accumulated net realized gain on investments                        34,022
Net unrealized appreciation of investments                         132,852
Net unrealized depreciation of forward foreign
    currency contracts, foreign currency and
    translation of other assets and liabilities
    in foreign currency                                             (2,698)
                                                                 ----------
TOTAL NET ASSETS -- 100.0%                                       $ 557,582
                                                                 ----------
Net asset value and redemption price
    per share--Class A                                           $   15.64

Maximum sales charge of 5.25% (C)                                     0.87
                                                                 ----------
Offering price per share--Class A                                $   16.51
                                                                 ----------
Net asset value per share--Class B (D)                           $   15.21
                                                                 ----------
Net asset value per share--Class C (E)                           $   15.57

Maximum sales charge of 1.00% (F)                                     0.16
                                                                 ----------
Offering price per share--Class C                                $   15.73
                                                                 ----------
Net asset value, offering price, and redemption
    price per share--Class Y                                     $   15.65
                                                                 ----------
*   Non-income producing security

(A) Security sold within the terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors."

(B) This money market fund is advised by U.S. Bank National Association who also serves as advisor for this fund. See also the notes to the financial statements.

(C) The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 5.25%.

(D) Class B has a contingent deferred sales charge. For a description of a possible redemption charge, see the notes to the financial statements.

(E) Class C has a contingent deferred sales charge. For a description of a possible redemption charge, see the notes to the financial statemtents.

(F) The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 1.00%.

ADR--American Depository Receipt
Cl--Class
GDR--Global Depository Receipt


                                71     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

STATEMENTS OF
NET ASSETS      SEPTEMBER 30, 1999

INTERNATIONAL FUND (CONCLUDED)

---------------------------------------------------------------------------
At September 30, 1999, sector diversification of the Portfolio was as follows:

SECTOR DIVERSIFICATION                      % OF
COMMON STOCK                              NET ASSETS            VALUE (000)
                                          ----------            -----------
Banking                                       9.0%               $ 50,188
Computers                                     8.5%                 47,169
Semiconductors                                8.1%                 45,233
Electronics                                   7.0%                 38,915
Cellular Telecommunications                   6.2%                 34,772
Computer Software                             5.9%                 33,067
Multi-Industry                                5.8%                 32,570
Telecommunications Equipment                  5.5%                 30,704
Financial Services                            4.8%                 26,514
Investment Company                            4.7%                 26,139
Machinery                                     4.2%                 23,558
Pharmaceuticals                               4.0%                 22,473
Telecommunications Services                   3.9%                 21,801
Consumer Goods                                3.3%                 18,134
Audio/Video                                   2.4%                 13,412
Retail Goods                                  2.0%                 11,326
Engineering                                   1.8%                 10,149
Real Estate                                   1.6%                  8,850
Oil and Gas                                   1.5%                  8,261
News Media                                    1.4%                  7,833
Mining                                        1.2%                  6,425
Food Product Retailer                         0.9%                  4,854
Photographic Equipment                        0.4%                  2,430
Transportation                                0.3%                  1,451
                                            -----                --------
TOTAL COMMON STOCK                           94.4%               $526,228
TOTAL FOREIGN PREFERRED STOCK                 3.6%                 20,099
TOTAL FOREIGN RIGHTS                          0.1%                    352
RELATED MONEY MARKET FUND                     2.8%                 15,880
                                            -----                --------
TOTAL INVESTMENTS                           100.9%               $562,559
OTHER ASSETS AND
    LIABILITIES, NET                         (0.9%)                (4,977)
                                            -----                --------
NET ASSETS                                  100.0%               $557,582
                                            =====                ========

The accompanying notes are an integral part of the financial statements.

INTERNATIONAL INDEX FUND

DESCRIPTION                                          SHARES     VALUE (000)
---------------------------------------------------------------------------
FOREIGN COMMON STOCKS -- 96.6%
AUSTRALIA -- 2.1%
Amcor                                                18,082      $      87
Boral                                                26,427             40
Brambles Industries                                   5,692            165
Broken Hill Proprietary                              26,847            309
Burns, Philp & Company*                              15,097              3
Coca-Cola Amatil                                     21,218             74
Coles Myer                                           26,617            139
CSR                                                  26,547             67
Fosters Brewing                                      46,622            131
Goodman Fielder                                      41,964             39
Lend Lease                                           12,594            154
MIM Holdings                                          2,632              2
National Australia Bank                              29,706            435
Newcrest Mining*                                     21,543             70
News Corporation                                     39,293            276
North Limited                                        18,526             39
Orica                                                 7,707             41
Pacific Dunlop                                       34,457             52
Pioneer International                                22,792             56
Rio Tinto                                             7,547            128
Santos                                               14,125             39
Southcorp Holdings                                   16,425             60
Westfield Trust                                      32,821             66
Westpac Banking                                      41,367            255
WMC                                                  28,033            143
                                                                 ----------
                                                                     2,870
                                                                 ----------
AUSTRIA -- 0.3%
Austrian Airlines                                     1,410             29
Bank Austria                                          1,386             69
BBAG Oest Brau-Beteiligungs                             885             40
Flughafen Wien                                          772             31
Generale Holding Vienna                                 269             43
Oest Elektrizatswirts, Cl A                             367             54
OMV                                                     340             32
VA Technologie                                          539             43
Wienerberger Baustoffindustrie                        2,048             46
                                                                 ----------
                                                                       387
                                                                 ----------
BELGIUM -- 1.1%
Bekaert                                                  87             40
Cimenteries CBR Cementbedrijven                         185             17
Delhaize                                              1,220             98
Electrabel                                            1,159            403
Electrabel Strip                                        300             --
Fortis, Cl B                                          8,388            274
Fortis Strip                                            180             --
Groupe Bruxelles Lambert                                641            123
KBC Bancassurance Holding                             3,420            175
KBC Bancassurance Holding Strip                          70             --
Solvay                                                1,720            123
Tractebel                                             1,520            270
Union Miniere                                           428             18
                                                                 ----------
                                                                     1,541
                                                                 ----------


                                72     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

                                                             INTERNATIONAL FUNDS

DESCRIPTION                                          SHARES     VALUE (000)
---------------------------------------------------------------------------
CANADA -- 0.0%
Boliden                                                 781      $       2
                                                                 ----------
DENMARK -- 0.9%
Carlsberg, Cl A                                         562             21
Carlsberg, Cl B                                          36              1
D/S 1912, Cl B                                           20            206
D/S Svendborg, Cl B                                      15            215
Danisco                                               1,429             60
Den Danske Bank                                         999            114
FLS Industries, Cl B                                  1,105             29
ISS International Service System, Cl B*                 840             47
Novo-Nordisk, Cl B                                    1,311            156
Radiometer, Cl B                                        417             18
Tele Danmark, Cl B                                    3,972            237
Unidanmark, Cl A                                      1,148             78
                                                                 ----------
                                                                     1,182
                                                                 ----------
FINLAND -- 1.9%
Kesko                                                 1,700             21
Kone, Cl B                                              100             13
MeritaNordbanken                                     18,733            106
Metra, Cl B                                             700             13
Nokia, Cl A                                          22,600          2,032
Outokumpu                                             3,500             41
Sampo Insurance, Cl A                                 1,350             45
Stockmann, Cl A                                       1,200             23
Stora Enso, Cl A*                                     2,546             34
Stora Enso, Cl R*                                     4,433             59
UPM-Kymmene                                           5,740            196
                                                                 ----------
                                                                     2,583
                                                                 ----------
FRANCE -- 9.1%
Accor                                                   887            208
Air Liquide                                           1,947            310
Alcatel                                               2,878            398
Axa                                                   7,207            916
Banque Nationale de Paris, Cl A                       3,482            279
BIC                                                   1,500             73
Bouygues                                                751            239
Canal Plus                                            2,684            161
Carrefour Supermarche                                 4,260            685
Casino Guichard-Perrachon                             1,550            179
Chargeurs                                               200             12
Compagnie de Saint Gobain                             1,823            341
Danone                                                1,201            293
Elf Aquitaine                                         5,340            936
Eridania Beghin-Say                                     650             79
L'Oreal                                               1,143            733
Lafarge                                               1,758            195
Lagardere SCA                                         2,210             92
Legrand                                                 480            108
Louis Vuitton Moet Hennessy                           1,609            484
Michelin, Cl B                                        3,273            155
Paribas                                               3,103            346
Pathe                                                   600             62
Pernod Ricard                                         1,302             88
Peugeot Citroen                                         956            192
Pinault-Printemps-Redoute                             2,001            381

INTERNATIONAL INDEX FUND (CONTINUED)

DESCRIPTION                                          SHARES     VALUE (000)
---------------------------------------------------------------------------
Promodes                                                316      $     281
Rhone Poulenc, Cl A                                   6,987            362
Sadexho Alliance                                        900            153
Sagem                                                   150            107
Sanofi-Synthelabo                                     9,372            401
Schneider                                             2,781            204
Sefimeg                                                 431             32
Sidel                                                   800             82
Simco                                                   841             72
Societe Eurafrance                                      105             65
Societe Generale, Cl A                                1,557            322
Suez Lyonnaise des Eaux                               2,492            405
Thomson CSF                                           2,632             90
Total Fina                                            3,710            468
Total Fina (BE)                                       2,079            262
Total Fina Strip*                                     2,079             --
Unibail                                                 250             36
Usinor                                                2,568             36
Valeo                                                 1,778            129
Vivendi                                              12,243            863
                                                                 ----------
                                                                    12,315
                                                                 ----------
GERMANY -- 8.9%
Adidas-Salomon                                          900             77
AGIV                                                    880             16
Allianz, Registered                                   4,200          1,215
AMB Aachener & Muenchener, Bearer                       850             79
Axa Colonia Konzern                                     450             48
BASF                                                 13,100            560
Bayer                                                14,050            563
Beiersdorf                                            1,250             88
Bilfinger & Berger Bau                                1,200             27
Brau Und Brunnen*                                       150             10
Continental                                           3,100             68
DaimlerChrysler                                       9,919            686
Degussa-Huels                                         1,350             47
Deutsche Bank                                        10,700            719
Deutsche Lufthansa, Registered                        6,000            110
Deutsche Telekom                                     37,950          1,562
Deutz                                                   550              4
Dresdner Bank                                         9,850            466
Heidelberger Zement                                     905             78
Hochtief                                              1,900             83
HypoVereinsbank                                       9,037            530
Karstadt                                                100             45
Linde                                                 1,500             84
MAN                                                   2,500             76
Mannesmann                                            7,100          1,139
Merck KGAA                                            3,850            140
Metro                                                 4,184            219
Muenchener Rueckvers, Registered                      2,700            548
Preussag                                              2,000            101
RWE                                                   6,230            259
SAP                                                     970            375
Schering                                              1,500            164
Siemens                                               9,920            823
Strabag*                                                100              5
Thyssen Krupp                                         7,500            151
Veba                                                  8,682            478


                                73     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

STATEMENTS OF
NET ASSETS      SEPTEMBER 30, 1999

INTERNATIONAL INDEX FUND (CONTINUED)

DESCRIPTION                                          SHARES     VALUE (000)
---------------------------------------------------------------------------
Viag                                                 10,400      $     198
Volkswagen                                            5,500            308
                                                                 ----------
                                                                    12,149
                                                                 ----------
HONG KONG -- 2.1%
Bank of East Asia                                    15,886             34
Cathay Pacific Airways                               54,000             97
Cheung Kong Holdings                                 35,000            292
Chinese Estates Holdings*                           104,296             17
CLP Holdings                                         44,500            209
Hang Seng Bank                                       35,200            373
Hong Kong and China Gas                             120,831            163
Hong Kong and Shanghai Hotels*                       29,000             22
Hong Kong Telecommunications                        210,039            461
Hopewell Holdings                                    26,227             18
Hutchison Whampoa                                    66,000            614
Hysan Development                                     2,500              3
Miramar Hotel and Investment                         19,000             20
Peregrine Investment Holdings*                       13,000             --
Shangri-La Asia                                      38,000             42
Shun Tak Holdings                                    75,146             15
Sino Land                                            20,657             10
South China Morning Post Holdings                    24,000             16
Sun Hung Kai Properties                              34,000            259
Swire Pacific, Cl A                                  23,000            109
Television Broadcasts                                10,000             43
Wharf Holdings                                        2,150              6
Wing Lung Bank                                        3,500             14
                                                                 ----------
                                                                     2,837
                                                                 ----------
IRELAND -- 0.5%
Allied Irish Banks                                   15,732            190
CRH                                                  10,134            195
Greencore Group                                       5,342             16
Independent Newspapers                                2,515             13
Irish Life & Permanent                                5,087             57
Jefferson Smurfit Group                              29,615             88
Kerry Group                                           4,102             52
Waterford Wedgwood Units                             22,614             24
                                                                 ----------
                                                                       635
                                                                 ----------
ITALY -- 4.1%
Assicurazioni Generali                               17,794            594
Banca Commerciale Italiana                           36,000            249
Banca Intesa                                         12,000             50
Benetton Group                                       33,400             73
Burgo (Cartiere)                                      2,000             16
Edison                                               10,000             88
ENI                                                 141,725            893
Fiat                                                  6,710            225
Fiat RNC                                              2,640             45
INA                                                  75,794            248
Italcementi                                          11,232            154
Italgas                                              14,000             61
Mediaset                                             16,984            174
Mediobanca                                            8,000             89
Mondadori Editore                                     3,099             54
Montedison                                           51,740            102
Olivetti*                                            52,800            114

INTERNATIONAL INDEX FUND (CONTINUED)

DESCRIPTION                                          SHARES     VALUE (000)
---------------------------------------------------------------------------
Parmalat Finanziaria                                 23,400      $      32
Pirelli                                              31,000             76
Riunione Adriatica di Sicurta                         9,075             91
Riunione Adriatica di Sicurta RNC                     3,075             24
SAI                                                   3,000             34
San Paolo-IMI                                        24,747            323
Sirti                                                 3,500             18
SNIA BPD                                             20,000             23
Telecom Italia                                       62,888            549
Telecom Italia RNC                                    9,883             50
Telecom Italia Mobile                               120,107            750
Telecom Italia Mobile RNC                            31,894            118
Unicredito Italiano                                  57,500            282
Unione Immobiliare                                   75,794             40
                                                                 ----------
                                                                     5,639
                                                                 ----------
JAPAN -- 27.1%
77 Bank                                               8,000             84
Advantest                                             2,200            319
Ajinomoto                                            12,000            141
Alps Electric                                         3,000             63
Amada                                                 5,000             35
Aoki*                                                22,000             12
Aoyama Trading                                        1,100             37
Asahi Bank                                           35,000            252
Asahi Breweries                                       7,000            107
Asahi Chemical Industry                              25,000            139
Asahi Glass                                          16,000            111
Ashikaga Bank                                         2,000              5
Bank of Tokyo-Mitsubishi                             76,000          1,169
Bank of Yokohama                                     25,000             88
Bridgestone                                          14,000            392
Canon                                                14,000            408
Chiba Bank                                            2,000              8
Chugai Pharmaceutical                                 8,000             97
Citizen Watch                                         1,000              7
Cosmo Oil                                            28,000             45
Credit Saison                                         3,900             91
Dai Nippon Printing                                  13,000            242
Daicel Chemical Industries                            1,000              4
Daido Steel                                          24,000             43
Daiei*                                               16,000             64
Daiichi Pharmaceutical                                7,000            107
Daikin Industries                                     9,000            109
Dainippon Ink & Chemicals                             5,000             20
Dainippon Screen Manufacturing                        7,000             43
Daito Trust Construction                              3,000             45
Daiwa House Industries                               14,000            139
Daiwa Securities                                     19,000            173
Denki Kagaku Kogyo                                   33,000            103
Denso                                                17,000            361
East Japan Railway                                       71            453
Ebara                                                10,000            130
Eisai                                                 7,000            178
Fanuc                                                 3,700            252
Fuji Bank                                            51,000            621
Fuji Photo Film                                      10,000            343
Fujita Kanko                                          4,000             27
Fujitsu                                              34,000          1,062
Gunma Bank                                           13,000             89


                                74     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

                                                             INTERNATIONAL FUNDS

DESCRIPTION                                          SHARES     VALUE (000)
---------------------------------------------------------------------------
Hankyu                                               17,000      $      61
Hankyu Department Stores                              7,000             52
Haseko*                                              15,000              9
Hitachi                                              63,000            699
Hokuriko Bank*                                        2,000              5
Honda Motor                                          16,000            671
House Foods                                           3,000             44
Hoya                                                  3,000            182
Industrial Bank of Japan                             34,000            419
Isetan                                                2,000             16
Ito-Yokado                                            9,000            745
Itochu*                                              40,000            132
Japan Airlines                                       36,000            139
Japan Energy                                         39,000             49
Joyo Bank                                            26,000            110
Jusco                                                 6,000            113
Kajima                                               25,000            100
Kandenko                                              5,000             29
Kaneka                                                6,000             77
Kansai Electric Power                                16,600            322
Kao                                                  11,000            311
Kawasaki Kisen                                       24,000             46
Kawasaki Steel*                                      69,000            160
Kinden                                               12,000             99
Kinki Nippon Railway                                 29,000            155
Kirin Brewery                                        22,000            264
Komatsu                                              23,000            153
Konica                                                3,000             12
Kubota                                               26,000             92
Kumagai Gumi*                                        46,000             44
Kurita Water Industries                               4,000             81
Kyocera                                               3,200            244
Kyowa Hakko Kogyo                                    14,000            107
Makita                                                4,000             45
Marubeni                                             24,000             62
Marui                                                 7,000            131
Matsushita Electric                                  37,000            788
Meiji Milk Products                                   6,000             22
Meiji Seika                                          15,000            115
Misawa Homes                                          4,000             15
Mitsubishi                                           33,000            273
Mitsubishi Chemical                                  13,000             50
Mitsubishi Electric                                  45,000            257
Mitsubishi Estate                                    28,000            285
Mitsubishi Heavy Industries                          67,000            258
Mitsubishi Materials*                                34,000            101
Mitsubishi Trust & Banking                           18,000            220
Mitsui                                               40,000            303
Mitsui Engineering & Shipbuilding*                   30,000             30
Mitsui Fudosan Real Estate                            7,000             56
Mitsui Marine and Fire Insurance                     22,000            117
Mitsui Osk Lines                                     31,000             58
Mitsui Trust & Banking                               17,000             35
Mori Seiki                                            2,000             29
Murata Manufacturing                                  5,000            503
Mycal                                                 5,000             31
Nagase                                                2,000             10
Nagoya Railroad                                      18,000             53
Nankai Electric                                      14,000             55

INTERNATIONAL INDEX FUND (CONTINUED)

DESCRIPTION                                          SHARES     VALUE (000)
---------------------------------------------------------------------------
NEC                                                  28,000      $     565
New Oji Paper                                        23,000            162
NGK Insulators                                        8,000             78
NGK Spark Plug                                        4,000             38
Nichido Fire & Marine Insurance                       9,000             44
Nichirei                                             11,000             35
Nippon Express                                       22,000            148
Nippon Fire & Marine Insurance                        8,000             27
Nippon Light Metal                                   35,000             44
Nippon Oil                                           34,925            144
Nippon Paper Industries                              13,000             92
Nippon Sheet Glass                                   22,000            124
Nippon Shokubai*                                      2,000             12
Nippon Steel                                        103,000            280
Nippon Telegraph & Telephone                            179          2,206
Nippon Yusen Kabushik                                35,000            129
Nissan Motors                                        17,000            103
Nissin Food Products                                  3,000             82
Nitto Denko                                           3,000             95
NKK*                                                 80,000             74
Nomura Securities                                    32,000            497
NSK                                                   7,000             51
NTN                                                   2,000              7
Obayashi                                             17,000            103
Odakyu Railway                                       19,000             62
Okamato Industries                                   13,000             32
Olympus Optical                                       7,000             95
Omron                                                 6,000            119
Orix                                                  1,400            172
Osaka Gas                                            41,000            137
Penta-Ocean Construction*                             1,000              2
Pioneer Electronics                                   3,000             52
Rohm                                                  3,000            628
Sakura Bank*                                         60,000            452
Sankyo                                                7,000            211
Sanwa Shutter                                         9,000             48
Sanyo Electric                                       36,000            174
Sapporo Breweries                                    12,000             51
Secom                                                 3,000            268
Secom - New                                           3,000            274
Sega Enterprises                                      2,000             42
Sekisui Chemical                                     13,000             73
Sekisui House                                        17,000            192
Sharp                                                17,000            273
Shimano                                               3,000             72
Shimizu                                              19,000             84
Shin-Etsu Chemical                                    7,000            292
Shiseido                                              8,000            120
Shizuoka Bank                                        14,000            168
Showa Denko                                          37,000             58
Sony                                                  7,100          1,063
Sumitomo                                             21,000            155
Sumitomo Bank                                        48,000            723
Sumitomo Chemical                                    16,000             82
Sumitomo Electric                                    15,000            206
Sumitomo Forestry                                     3,000             22
Sumitomo Marine & Fire Insurance                     15,000             96
Sumitomo Metal*                                      65,000             73
Sumitomo Metal Mining*                               11,000             55


                                75     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

STATEMENTS OF
NET ASSETS      SEPTEMBER 30, 1999

INTERNATIONAL INDEX FUND (CONTINUED)

DESCRIPTION                                          SHARES     VALUE (000)
---------------------------------------------------------------------------
Taiheiyo Cement                                      25,000      $      65
Taisei                                               12,000             27
Taisho Pharmaceutical                                 7,000            295
Takara Shuzo                                          5,000             75
Takashimaya                                           7,000             72
Takeda Chemical Industries                           18,000            974
Teijin                                               26,000            125
Toa                                                   9,000             16
Tobu Railway                                          1,000              3
Toho                                                    470             74
Tohoku Electric Power                                10,600            166
Tokai Bank                                           25,000            181
Tokio Marine & Fire Insurance                        27,000            320
Tokyo Broadcasting System                             4,000             81
Tokyo Dome*                                           4,000             22
Tokyo Electric Power                                 21,000            486
Tokyo Electron                                        3,000            261
Tokyo Gas                                            43,000            103
Tokyu                                                24,000             68
Toppan Printing                                      16,000            202
Toray                                                31,000            160
Tosho                                                35,000            123
Tostem                                                5,000            117
Toto                                                 10,000             78
Toyo Seikan Kaisha                                    3,000             65
Toyobo                                               31,000             47
Toyoda Auto Loom                                      6,000            110
Toyota Motor                                         66,000          2,105
Ube Industries                                       39,000             95
Uniden Corportation                                   2,000             20
Yamaguchi Bank                                        4,000             32
Yamanouchi Pharmaceutical                             7,000            329
Yamato Transport                                      8,000            204
Yamazaki Baking                                       5,000             65
Yasuda Trust & Banking*                              28,000             48
Yokogawa Electric                                     7,000             50
                                                                 ----------
                                                                    36,892
                                                                 ----------
MALAYSIA -- 0.9%
AMMB Holdings                                        20,000             31
Amsteel                                              95,000             18
Edaran Otomobil Nasional                             11,000             36
Golden Hope Plantations                              54,000             37
Highlands & Lowlands                                 30,000             16
Hong Leong Properties                                80,000             21
Hume Industries                                      16,000             13
Magnum                                               60,500             45
Malayan Banking                                      80,000            248
Malaysia International Shipping                      17,000             23
Malaysian Airline System                             25,000             23
Malaysian Resources*                                 44,000             29
Multi-Purpose Holdings*                              66,000             28
Pan Malaysia Cement Works                            55,000             18
Perusahaan Otomobil Nasional                          4,000              6
Public Bank                                          89,199             80
Resorts World                                        27,000             62
RHB Capital*                                         20,000             13


INTERNATIONAL INDEX FUND (CONTINUED)

DESCRIPTION                                          SHARES     VALUE (000)
---------------------------------------------------------------------------
Rothmans of Pall Mall                                 8,000      $      49
Silverstone*                                          3,325             --
Sime Darby                                           10,000             12
Technology Resources Industries                      30,000             15
Telekom Malaysia                                     62,500            162
Tenaga Nasional                                      66,000            135
United Engineers*                                    28,000             42
YTL                                                  15,750             25
                                                                 ----------
                                                                     1,187
                                                                 ----------
NETHERLANDS -- 5.1%
ABN AMRO Holding                                     24,956            563
Ahold                                                 9,917            328
Akzo Nobel                                            5,564            237
Buhrmann                                              1,772             30
Elsevier                                             13,457            139
Getronics                                             1,811             98
Heineken                                              6,143            307
Hoogovens                                               754             43
ING Groep                                            16,419            895
KLM                                                   1,613             42
KPN                                                   8,193            360
Pakhoed                                                 867             24
Philips Electronics*                                  5,726            579
Royal Dutch Petroleum                                36,924          2,152
TNT Post Group                                        9,193            235
Unilever                                              9,903            677
Wolters Kluwer                                        5,044            174
                                                                 ----------
                                                                     6,883
                                                                 ----------
NEW ZEALAND -- 0.1%
Brierley Investments*                                66,325             15
Carter Holt Harvey                                   49,289             59
Fletcher Challenge Building                           3,165              4
Fletcher Challenge Energy                             4,794             12
Fletcher Challenge Forest*                           19,179              8
Fletcher Challenge Paper                              5,163              4
Lion Nathan                                          13,326             28
Telecom Corporation of New Zealand                   33,302            132
                                                                 ----------
                                                                       262
                                                                 ----------
NORWAY -- 0.4%
Bergesen, Cl A                                        2,400             39
Dyno Industrier                                       1,200             27
Hafslund, Cl A                                        3,850             25
Hafslund, Cl B                                        1,600              6
Kvaerner*                                             1,450             29
Norsk Hydro                                           5,650            242
Norske Skogindustrier                                   700             28
Orkla, Cl A                                           5,000             77
Petroleum Geo-Services*                               1,000             19
Storebrand*                                           9,124             69
                                                                 ----------
                                                                       561
                                                                 ----------


                                76     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

                                                             INTERNATIONAL FUNDS

DESCRIPTION                                          SHARES     VALUE (000)
---------------------------------------------------------------------------
SINGAPORE -- 0.8%
Asia Food & Properties*                                 666      $      --
City Developments                                     9,000             46
Cycle & Carriage                                      7,000             23
DBS Group Holdings*                                  12,211            137
DBS Land                                             20,000             37
Fraser & Neave                                        3,000             10
NatSteel                                             16,000             28
Oversea-Chinese Banking                              20,135            156
Singapore Airlines                                   22,000            215
Singapore Press Holdings                              8,038            127
Singapore Telecommunications*                       111,000            203
United Industrial                                    77,000             42
United Overseas Bank                                  5,000             38
                                                                 ----------
                                                                     1,062
                                                                 ----------
SPAIN -- 2.8%
Acerinox                                                745             23
Argentaria                                            9,104            201
Autopistas Concesionaria Espanola                     5,150             57
Banco Bilbao Vizcaya                                 40,155            532
Banco Santander Central Hispano                      68,232            708
Corporacion Financiera Alba                           1,074             30
Corporacion Mapfre                                       94              2
Endesa                                               17,984            343
FCC                                                   1,720             47
Gas Natural SDG                                       7,368            158
Iberdrola                                            15,705            234
Metrovacesa                                           2,124             48
Repsol                                               15,444            304
Tabacalera, Cl A                                      3,315             63
Telefonica                                           56,004            900
Union Electrica Fenosa                                4,413             66
Vallehermoso                                          2,745             27
Zardoya Otis                                          4,040             55
                                                                 ----------
                                                                     3,798
                                                                 ----------
SWEDEN -- 2.2%
AGA, Cl A                                             3,958             68
AGA, Cl B                                             3,450             59
Atlas Copco, Cl A*                                    3,220             91
Drott, Cl B                                           2,459             23
Electrolux, Cl B                                      8,955            169
Ericsson, Cl B                                       33,454          1,046
Hennes & Mauritz, Cl B                               16,340            415
Skandia Forsakrings                                  10,330            217
Skandinaviska Enskilda Banken, Cl A                  11,059            114
Skanska, Cl B                                         2,459             92
SKF, Cl B                                             3,000             68
Svenska Cellulosa, Cl B                               4,410            119
Svenska Handlesbanken, Cl A                          13,353            188
Swedish Match                                        20,354             76
Trelleborg, Cl B                                      2,000             19
Volvo, Cl A                                           3,737            106
Volvo, Cl B                                           5,915            169
                                                                 ----------
                                                                     3,039
                                                                 ----------

INTERNATIONAL INDEX FUND (CONTINUED)

DESCRIPTION                                          SHARES     VALUE (000)
---------------------------------------------------------------------------
SWITZERLAND -- 6.2%
ABB, Bearer                                             170      $     281
Adecco, Bearer                                          321            180
Alusuisse Lonza Group, Registered                       120            139
Credit Suisse Group, Registered                       4,774            878
Holderbank Financiere Glarus, Bearer                    141            184
Nestle, Registered                                      650          1,226
Novartis, Registered                                  1,205          1,795
Roche Holding, Bearer                                    24            446
Roche Holding, Genusscheine                             116          1,348
SAirGroup, Registered                                   250             54
Schindler Holding, Participating Certificates            25             39
Schindler Holding, Registered                            25             41
SGS Holding, Bearer                                      52             59
SGS Holding, Registered                                   1             --
Swatch Group, Bearer                                     56             44
Swatch Group, Registered                                273             45
Swiss Reinsurance, Registered                           262            525
UBS, Registered                                       3,666          1,038
Valora Holding, Registered                               70             18
Zurich Allied, Registered                                60             34
                                                                 ----------
                                                                     8,374
                                                                 ----------
UNITED KINGDOM -- 20.0%
Abbey National                                       24,886            442
Allied Zurich                                        31,245            367
Anglian Water                                         6,007             71
Arjo Wiggins Appleton                                21,135             68
Associated British Food                              13,873             91
AstraZeneca Group                                    17,854            749
AstraZeneca Group (SK)                               15,833            666
Barclays                                             24,874            730
Bass                                                 16,415            198
BBA Group                                             9,021             65
BG                                                   74,915            431
BICC Group                                           10,071             18
Blue Circle Industries                               21,510            128
BOC Group                                            11,781            246
Boots                                                17,913            200
BP Amoco                                            106,003          1,936
BPB                                                  11,171             69
British Aerospace                                    34,024            224
British Airways                                      13,920             78
British American Tobacco                             31,245            268
British Sky Broadcasting                             35,649            345
British Steel                                        38,008             97
British Telecommunications                          115,904          1,755
Burmah Castrol                                        3,717             69
Cable & Wireless                                     40,002            435
Cadbury Schweppes                                    44,648            310
Caradon                                              15,828             40
Carlton Communications                               13,900            105
Centrica                                             68,043            187
CGU                                                  12,556            194
Coats Viyella                                        22,869             21
Coca-Cola Beverages                                  21,218             41
De La Rue                                             6,583             35
Diageo                                               62,135            635


                                77     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

STATEMENTS OF
NET ASSETS      SEPTEMBER 30, 1999

INTERNATIONAL INDEX FUND (CONTINUED)

DESCRIPTION                                          SHARES     VALUE (000)
---------------------------------------------------------------------------
Electrocomponents                                     9,618      $      82
Elementis                                             8,335             14
EMI Group                                            14,007            102
General Electric                                     56,794            545
GKN                                                   9,305            149
Glaxo Wellcome                                       63,131          1,647
Granada Group                                        35,374            303
Great Universal Stores                               20,164            152
Hammerson                                            10,193             80
Hanson                                               16,883            130
HSBC Holdings                                       137,214          1,573
IMI                                                   4,909             23
Imperial Chemical Industries                         11,818            131
Invensys                                             36,987            180
J Sainsbury                                          34,011            212
Johnson Matthey                                       4,897             47
Kingfisher                                           23,084            247
Ladbroke                                             33,285            116
Land Securities                                       2,531             34
Lasmo                                                21,742             51
Legal & General Group                               101,228            287
Lloyds TSB                                           94,173          1,171
Lonrho                                                4,890             52
Marks & Spencer                                      52,234            271
MEPC                                                 12,784             96
National Grid Group                                  31,901            221
National Power                                       21,756            170
Next                                                  6,829             69
Nycomed Amersham                                        258              2
Pearson                                              13,897            298
Peninsular and Oriental Steam Navigation             10,802            164
Pilkington                                           29,405             49
Provident Financial                                   5,269             63
Prudential                                           38,852            597
Racal Electronics                                     6,572             45
Rank Group                                           16,954             60
Reed International                                   22,618            136
Reuters Group                                        28,619            323
Rexam                                                12,784             54
Rio Tinto                                            20,309            352
RMC Group                                             6,560            101
Rolls-Royce                                          33,703            117
Royal & Sun Alliance Insurance Group                 26,839            212
Royal Bank of Scotland Group                         17,283            371
Safeway                                              23,210             85
Schroders                                             5,194            108
Scottish & Newcastle                                 13,226            132
Scottish Power                                       22,765            209
Selfridges                                            2,797             12
Slough Estates                                        9,571             55
SmithKline Beecham                                   97,428          1,121
Smiths Industries                                     6,601             93
Sun Life & Provincial Holdings                        4,001             31
Tate & Lyle                                          10,382             64
Tesco                                               126,894            396
Thames Water                                          8,322            130
TI Group                                             10,548             76
Unilever                                             56,220            529
United Biscuits                                      13,488             41

INTERNATIONAL INDEX FUND (CONTINUED)

DESCRIPTION                                          SHARES     VALUE (000)
---------------------------------------------------------------------------
United Utilities                                     11,993      $     131
Vodafone Group                                       60,184          1,425
Williams                                             16,024             85
Wolseley                                             12,805             89
                                                                 ----------
                                                                    27,225
                                                                 ----------

TOTAL FOREIGN COMMON STOCKS
    (Cost $98,694)                                                 131,423
                                                                 ----------

FOREIGN PREFERRED STOCKS -- 0.5%
AUSTRALIA -- 0.2%
News Corporation                                     35,455            234
                                                                 ----------
GERMANY -- 0.3%
RWE                                                     250              8
SAP                                                     710            320
Volkswagen                                            2,000             64
                                                                 ----------
                                                                       392
                                                                 ----------
ITALY -- 0.0%
Fiat Spa                                              3,190             53
                                                                 ----------

TOTAL FOREIGN PREFERRED STOCKS
    (Cost $435)                                                        679
                                                                 ----------

FOREIGN WARRANTS -- 0.0%
BELGIUM -- 0.0%
Tractebel Warrants, expire 11/30/99*                    329             --
                                                                 ----------
FRANCE -- 0.0%
Vivendi Warrants, expire 05/02/01*                       19             --
                                                                 ----------
HONG KONG -- 0.0%
Chinese Estates Holdings Warrants,
    expire 11/24/99*                                 10,429             --
Chinese Estates Holdings Warrants,
    expire 11/24/00*                                 10,429              1
                                                                 ----------
                                                                         1
                                                                 ----------
MALAYSIA -- 0.0%
YTL Warrants, expire 06/26/09*                        3,937              2
YTL Warrants, expire 09/20/02*                        3,050              3
                                                                 ----------
                                                                         5
                                                                 ----------
SINGAPORE -- 0.0%
Asia Food & Properties Warrants,
    expire 07/12/02*                                  2,900              1
                                                                 ----------
SWITZERLAND -- 0.0%
UBS Warrants, expire 06/30/00*                          195              3
                                                                 ----------

TOTAL FOREIGN WARRANTS
    (Cost $1)                                                           10
                                                                 ----------

FOREIGN RIGHTS -- 0.0%
GERMANY -- 0.0%
Strabag*                                                100             --
                                                                 ----------


                                78     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

                                                             INTERNATIONAL FUNDS

DESCRIPTION                                 SHARES/PAR (000)    VALUE (000)
---------------------------------------------------------------------------
SWEDEN -- 0.0%
Atlas Copco, Cl A*                                    3,220      $       4
Svenska Cellulosa, Cl B*                              4,410              7
                                                                 ----------
                                                                        11
                                                                 ----------
TOTAL FOREIGN RIGHTS
    (Cost $0)                                                           11
                                                                 ----------

FOREIGN CONVERTIBLE BONDS -- 0.0%
SPAIN -- 0.0%
Banco Bilbao Viscaya
    0.000%, 07/30/02                             EU      11             12
                                                                 ----------
TOTAL FOREIGN CONVERTIBLE BONDS
    (Cost $12)                                                          12
                                                                 ----------

RELATED PARTY MONEY MARKET FUND -- 1.6%
First American Prime Obligations
    Fund (A)                                      2,133,956          2,134
                                                                 ----------
TOTAL RELATED PARTY MONEY MARKET FUND
    (Cost $2,134)                                                    2,134
                                                                 ----------
TOTAL INVESTMENTS -- 98.7%
    (Cost $101,276)                                                134,269
                                                                 ----------
OTHER ASSETS AND LIABILITIES, NET -- 1.3%                            1,764
                                                                 ----------

NET ASSETS:
Portfolio Capital--Class A
    ($.0001 par value--2 billion authorized)
    based on 266,012 outstanding shares                          $   2,872
Portfolio Capital--Class B
    ($.0001 par value--2 billion authorized)
    based on 54,300 outstanding shares                                 656
Portfolio Capital--Class Y
    ($.0001 par value--2 billion authorized)
    based on 10,180,288 outstanding shares                         100,446
Distributions in excess of net investment income                      (450)
Accumulated net realized loss on investments                          (487)
Net unrealized appreciation of investments                          32,993
Net unrealized appreciation of forward foreign
    currency contracts, foreign currency and
    translation of other assets and liabilities in
    foreign currency                                                     3
                                                                 ----------
TOTAL NET ASSETS -- 100.0%                                       $ 136,033
                                                                 ----------

INTERNATIONAL INDEX FUND (CONTINUED)

DESCRIPTION                                                          VALUE
---------------------------------------------------------------------------
Net asset value and redemption price
    per share--Class A                                           $   12.92

Maximum sales charge of 5.25% (B)                                     0.72
                                                                 ----------
Offering price per share--Class A                                $   13.64
                                                                 ----------
Net asset value and offering price
    per share--Class B (C)                                       $   12.89
                                                                 ----------
Net asset value, offering price, and redemption
    price per share--Class Y                                     $   12.96
                                                                 ----------
*   Non-income producing security

(A) This money market fund is advised by U.S. Bank National Association who also serves as advisor for this fund. See also the notes to the financial statements.

(B) The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 5.25%.

(C) Class B has a contingent deferred sales charge. For a description of a possible redemption charge, see the notes to the financial statements.

BE--Belgium
Cl--Class
EU--Euro
RNC--Risparmio Non-Convertible
SK--Swedish Krona


                                79     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

STATEMENTS OF
NET ASSETS      SEPTEMBER 30, 1999

INTERNATIONAL INDEX FUND (CONCLUDED)

---------------------------------------------------------------------------
At September 30, 1999, sector diversification of the Portfolio was as follows:

SECTOR DIVERSIFICATION                      % OF
FOREIGN COMMON STOCK                      NET ASSETS            VALUE (000)
                                          ----------            -----------
Banking                                      11.6%               $ 15,783
Telecommunications                           10.2%                 13,830
Pharmaceuticals                               8.3%                 11,310
Electronics                                   8.3%                 11,249
Oil and Gas                                   6.4%                  8,649
Insurance                                     5.1%                  7,024
Food Product Retailer                         4.7%                  6,365
Automotive                                    3.9%                  5,350
Manufacturing                                 3.5%                  4,710
Commercial Banks                              3.1%                  4,201
Construction Materials                        2.8%                  3,770
Retail Products                               2.7%                  3,679
Chemicals                                     2.6%                  3,614
Consumer Products                             2.5%                  3,350
Beverages                                     2.0%                  2,697
Transportation                                1.7%                  2,391
Cellular Telecommunications                   1.7%                  2,293
Machinery                                     1.6%                  2,179
Metals and Mining                             1.4%                  1,894
Financial Services                            1.2%                  1,661
Real Estate                                   1.2%                  1,652
Computers                                     1.1%                  1,536
Cosmetics                                     0.9%                  1,251
Multi-Industry                                0.8%                  1,060
Distribution                                  0.7%                    965
Paper Products                                0.7%                    926
News Media                                    0.7%                    910
Recreation                                    0.6%                    843
Water                                         0.6%                    819
Airlines                                      0.6%                    819
Business Services                             0.5%                    662
Publishing                                    0.5%                    646
Security                                      0.4%                    542
Engineering                                   0.4%                    536
Commodities                                   0.4%                    520
Printing                                      0.3%                    478
Photographic Equipment                        0.3%                    450
Aerospace/Defense                             0.2%                    341
Investment Companies                          0.2%                    218
Agriculture                                   0.1%                    132
Energy                                        0.1%                     88
Forestry                                      0.0%                     30
                                            -----                --------
TOTAL FOREIGN COMMON STOCK                   96.6%               $131,423
TOTAL FOREIGN PREFERRED STOCK                 0.5%                    679
TOTAL FOREIGN WARRANTS                        0.0%                     10
TOTAL FOREIGN RIGHTS                          0.0%                     11
TOTAL FOREIGN CONVERTIBLE BONDS               0.0%                     12
TOTAL RELATED PARTY
   MONEY MARKET FUND                          1.6%                  2,134
                                            -----                --------
TOTAL INVESTMENTS                            98.7%               $134,269
OTHER ASSETS AND
    LIABILITIES, NET                          1.3%                  1,764
                                            -----                --------
NET ASSETS                                  100.0%               $136,033
                                            =====                ========

The accompanying notes are an integral part of the financial statements.


                                80     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

                                                             INTERNATIONAL FUNDS


                     THIS PAGE WAS INTENTIONALLY LEFT BLANK.


                                81     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

STATEMENTS OF
OPERATIONS      FOR THE YEAR ENDED SEPTEMBER 30, 1999,
                IN THOUSANDS

                                                            EMERGING    INTERNATIONAL     INTERNATIONAL
                                                        MARKETS FUND             FUND        INDEX FUND
--------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest                                                    $    125         $    799           $   104
Dividends                                                        276            4,032             2,530
Less: Foreign taxes withheld                                     (22)            (598)             (209)
--------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                          379            4,233             2,425
========================================================================================================
EXPENSES:
Investment advisory fees                                         429            5,836               889
Less: Waiver of investment advisory fees                         (99)            (767)             (320)
Administrator fees                                                50              505               145
Transfer agent fees                                               72              173                47
Amortization of organizational costs                               6                1                --
Custodian fees                                                    33              467               127
Directors' fees                                                    1                7                 2
Registration fees                                                  1               19                21
Professional fees                                                  1               17                 5
Printing                                                           2               28                 8
Pricing fees                                                       1               11                --
Distribution fees - Class A                                       13              112                 6
Distribution fees - Class B                                       --               36                 4
Distribution fees - Class C                                       --                3                --
Other                                                              1                6                29
--------------------------------------------------------------------------------------------------------
TOTAL NET EXPENSES                                               511            6,454               963
========================================================================================================
Investment income (loss) - net                                  (132)          (2,221)            1,462
--------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAINS (LOSSES)
ON INVESTMENTS AND FOREIGN CURRENCY
TRANSACTIONS - NET:
Net realized gain (loss) on investments                       (2,960)          37,390              (344)
Net realized loss on forward foreign currency contracts
 and foreign currency transactions                              (144)          (5,078)              (26)
Net change in unrealized appreciation of investments           8,273          104,902            32,483
Net change in unrealized appreciation/depreciation of
 forward foreign currency contracts, foreign currency
 and translation of other assets and liabilities in
 foreign currency                                                  8           (2,768)              (25)
--------------------------------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS                                        5,177          134,446            32,088
========================================================================================================
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS                                  $  5,045         $132,225           $33,550
========================================================================================================

The accompanying notes are an integral part of the financial statements.


                                82     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

                                                             INTERNATIONAL FUNDS

STATEMENTS OF
CHANGES IN NET ASSETS   IN THOUSANDS

                                                               EMERGING         INTERNATIONAL                       INTERNATIONAL
                                                           MARKETS FUND                  FUND                       INDEX FUND(B)
----------------------------------------------------------------------------------------------------------------------------------
                                                     10/1/98    10/1/97    10/1/98    10/1/97       10/1/98    12/1/97     8/1/97
                                                          to         to         to         to            to         to         to
                                                     9/30/99    9/30/98    9/30/99    9/30/98       9/30/99    9/30/98   11/30/97
----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income (loss) - net                      $   (132)  $    (53)  $ (2,221)  $  1,320      $  1,462   $  1,616   $    828
Net realized gain (loss) on investments               (2,960)    (3,379)    37,390     28,363          (344)     5,074      3,662
Net realized loss on forward foreign currency
 contracts and foreign currency transactions            (144)       (66)    (5,078)   (12,864)          (26)      (108)      (142)
Net change in unrealized appreciation/
 depreciation of investments                           8,273     (4,319)   104,902    (24,639)       32,483     (3,880)   (28,010)
Net change in unrealized appreciation
 depreciation of purchased options contracts,
 forward foreign currency contracts, foreign
 currency and translation of other assets and
 liabilities in foreign currency                           8          1     (2,768)     1,430           (25)        36          5
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
 from operations                                       5,045     (7,816)   132,225     (6,390)       33,550      2,738    (23,657)
----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income - net:
  Class A                                                 --        (32)      (209)      (107)(A)       (37)       (23)        (3)
  Class B                                                 --         (1)        --        (74)(A)        (3)        (1)        --
  Class C                                                 --         --         --         --            --         --         --
  Class Y                                                 --         --     (2,103)    (9,364)(A)    (1,798)    (2,609)      (512)
Net realized gain on investments:
  Class A                                                 --         --     (2,619)       (56)         (145)        --         --
  Class B                                                 --         --       (172)       (44)          (11)        --         --
  Class C                                                 --         --         --         --            --         --         --
  Class Y                                                 --         --    (20,724)    (4,550)       (8,207)        --         --
----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                       --        (33)   (25,827)   (14,195)      (10,201)    (2,633)      (515)
==================================================================================================================================
CAPITAL SHARE TRANSACTIONS(1):
Class A:
  Proceeds from sales                                    284        778    105,801    217,153        10,825      1,057         49
  Shares issued in connection with acquisition
   of Piper Fund                                          --         --         --     47,464            --         --         --
  Reinvestment of distributions                           --         32      2,677        156           170         22          3
  Payments for redemptions                            (2,125)    (5,929)  (111,891)  (227,336)       (9,974)      (375)      (215)
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from Class A
 transactions                                         (1,841)    (5,119)    (3,413)    37,437         1,021        704       (163)
----------------------------------------------------------------------------------------------------------------------------------
Class B:
  Proceeds from sales - FAIF                              12          1      1,166      1,142           560        151          1
  Proceeds from sales - Piper                             --         28         --         --            --         --         --
  Reinvestment of distributions - FAIF                    --         --        169        114            14          1         --
  Reinvestment of distributions - Piper                   --          1         --         --            --         --         --
  Payments for redemptions - FAIF                         --         --       (669)      (367)          (53)       (18)        --
  Payments for redemptions - Piper                        --       (304)        --         --            --         --         --
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from Class B
 transactions                                             12       (274)       666        889           521        134          1
----------------------------------------------------------------------------------------------------------------------------------
Class C:
  Proceeds from sales                                     --         --        940         --            --         --         --
  Reinvestment of distributions                           --         --         --         --            --         --         --
  Payments for redemptions                                --         --        (30)        --            --         --         --
----------------------------------------------------------------------------------------------------------------------------------
Increase in net assets from Class C transactions          --         --        910         --            --         --         --
----------------------------------------------------------------------------------------------------------------------------------
Class Y
  Proceeds from sales                                 32,241      8,789    162,038    244,177         6,825     26,388     34,854
  Shares issued in connection with acquisition
   of Piper Fund                                          --         --         --      3,757            --         --         --
  Reinvestment of distributions                           --         --     12,193      7,847         7,990      2,039        333
  Payments for redemptions                            (3,467)       (26)  (121,781)  (100,556)      (10,815)   (79,475)   (65,749)
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from Class Y
 transactions                                         28,774      8,763     52,450    155,225         4,000    (51,048)   (30,562)
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital
 share transactions                                   26,945      3,370     50,613    193,551         5,542    (50,210)   (30,724)
----------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets               31,990     (4,479)   157,011    172,966        28,891    (50,105)   (54,896)
NET ASSETS AT BEGINNING OF PERIOD                     12,829     17,308    400,571    227,605       107,142    157,247    212,143
==================================================================================================================================
NET ASSETS AT END OF PERIOD (2)                     $ 44,819   $ 12,829   $557,582   $400,571      $136,033   $107,142   $157,247
==================================================================================================================================

(1) See note 4 in the notes to the financial statements for additional information.
(2) Includes undistributed (distributions in excess of) net investment income
    (000) of $(330) and $(54) for Emerging Markets Fund, $(11,375) and $(10,519)
    for International Fund, and $(450), $(47), and $1,019 for International Index Fund as of September 30, 1999, September 30, 1998 and November 30, 1997, respectively.
(A) Represents a distribution in excess of net investment income due to the tax treatment of foreign currency related transactions.
(B) The Statements of Changes in Net Assets for the International Index Fund reflect the change of the Fund's year end from July 31st to November 30th, and then to September 30th.

The accompanying notes are an integral part of the financial statements.


                                83     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

FINANCIAL HIGHLIGHTS   FOR A SHARE OUTSTANDING, THROUGHOUT THE PERIODS
                       ENDED SEPTEMBER 30, UNLESS OTHERWISE INDICATED

                                                       REALIZED AND
                         NET ASSET                       UNREALIZED          DIVIDENDS                      DISTRIBUTIONS
                             VALUE              NET        GAINS OR           FROM NET     DISTRIBUTIONS             FROM
                         BEGINNING       INVESTMENT     (LOSSES) ON         INVESTMENT              FROM        RETURN OF
                         OF PERIOD    INCOME (LOSS)     INVESTMENTS             INCOME     CAPITAL GAINS          CAPITAL
--------------------------------------------------------------------------------------------------------------------------
EMERGING MARKETS FUND
Class A(1)
 1999(15)                  $  5.61         $ (0.04)         $  1.20          $     --            $    --          $    --
 1998                        10.96           (0.15)           (5.18)            (0.02)                --               --
 1997                         8.85            0.02             2.10             (0.01)                --               --
 1996(2)                      8.84            0.01               --                --                 --               --
 1996(3)                      7.20            0.01             1.63                --                 --               --
 1995(4)                      9.14              --            (1.94)               --                 --               --
Class B - FAIF
 1999(15)                  $  5.60         $ (0.08)         $  1.20          $     --            $    --          $    --
 1998(5)                      7.27              --            (1.67)               --                 --               --
Class B - Piper
 1998(6)                   $ 10.86         $ (0.08)         $ (1.07)         $  (0.02)           $    --          $    --
 1997(7)                     10.13            0.00             0.73                --                 --               --
Class Y
 1999(15)                  $  5.62         $ (0.02)         $  1.20          $     --            $    --          $    --
 1998(5)                      7.27            0.01            (1.66)               --                 --               --
--------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL FUND
Class A
 1999(15)                  $ 12.55         $ (0.10)         $  3.97          $  (0.06)(C)        $ (0.72)         $    --
 1998                        13.18            0.06             0.02             (0.46)(C)          (0.25)              --
 1997                        10.28            0.01             3.04             (0.15)(C)             --               --
 1996                        10.28           (0.02)            0.20             (0.18)(C)             --               --
 1995                        10.21              --             0.07                --                 --               --
Class B
 1999(15)                  $ 12.27         $ (0.20)         $  3.86          $     --            $ (0.72)         $    --
 1998                        12.97           (0.07)            0.03             (0.41)(C)          (0.25)              --
 1997                        10.14           (0.08)            3.01             (0.10)(C)             --               --
 1996                        10.20           (0.07)            0.17             (0.16)(C)             --               --
 1995                        10.21           (0.03)            0.02                --                 --               --
Class C
 1999(8)(15)               $ 14.32         $ (0.12)         $  1.37          $     --            $    --          $    --
Class Y
 1999(15)                  $ 12.55         $ (0.06)         $  3.95          $  (0.07)(C)        $ (0.72)         $    --
 1998                        13.23            0.07             0.01             (0.51)(C)          (0.25)              --
 1997                        10.31            0.03             3.06             (0.17)(C)             --               --
 1996                        10.30           (0.01)            0.22             (0.20)(C)             --               --
 1995                        10.22            0.01             0.07                --                 --               --
--------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL INDEX FUND(B)
Class A
 1999(15)                  $ 10.69         $  0.10          $  3.13          $  (0.15)           $ (0.85)         $    --
 1998(9)                     10.94            0.11            (0.20)            (0.16)                --               --
 1997(10)                    12.32            0.05            (1.41)            (0.02)                --               --
 1997(11)                    10.64            0.10             1.70             (0.09)             (0.02)           (0.01)
 1996(11)                    10.45            0.07             0.17             (0.05)                --               --
 1995(11)(12)                10.00              --             0.45                --                 --               --
Class B
 1999(15)                  $ 10.68         $  0.06          $  3.08          $  (0.08)           $ (0.85)         $    --
 1998(9)                     10.99            0.05            (0.21)            (0.15)                --               --
 1997(13)(14)                11.08              --            (0.09)               --                 --               --
Class Y
 1999(15)                  $ 10.71         $  0.14          $  3.14          $  (0.18)           $ (0.85)         $    --
 1998(9)                     10.99            0.14            (0.20)            (0.22)                --               --
 1997(10)                    12.37            0.06            (1.41)            (0.03)                --               --
 1997(11)                    10.69            0.13             1.70             (0.12)             (0.02)           (0.01)
 1996(11)                    10.48            0.09             0.18             (0.06)                --               --
 1995(11)(12)                10.00            0.01             0.47                --                 --               --
--------------------------------------------------------------------------------------------------------------------------

 +  Returns are for the period indicated and have not been annualized.
(A) Excluding sales charges.
(B) The financial highlights for International Index Fund as set forth herein include the historical financial highlights of the Qualivest International Opportunities Fund Class A and Class Y shares. The assets of the International Opportunities Fund were acquired by International Index Fund on November 21, 1997. In connection with such acquisition, (i) Class A and Class C shares of the Qualivest International Opportunities Fund were exchanged for Class A shares of International Index Fund; and (ii) Qualivest Class Y shares were exchanged for Class Y shares of International Index Fund.
(C) Includes distributions in excess of net investment income due to tax treatment of foreign currency related transactions.
(1) The financial highlights for Emerging Markets Fund as set forth herein include the historical financial highlights of the Piper Emerging Markets Growth Fund Class A shares. The assets of the Piper Emerging Markets Growth Fund were acquired by Emerging Markets Fund on August 7, 1998. In connection with such acquisition, Class A shares of the Piper Emerging Markets Growth Fund were exchanged for Class A shares of the Emerging Markets Fund. On August 7, 1998, the fund's advisor changed from Piper Capital Management, Inc. to U.S. Bank N.A.
(2) For the three month period July 1, 1996, to September 30, 1996. All ratios for the period have been annualized.
(3) Emerging Markets Growth Fund commenced operations and acquired the net assets of Hercules Latin American Value Fund on June 21, 1996, via a tax-free reorganization. Emerging Markets Growth Fund had no assets or liabilities prior to the acquisition. Consequently, the information presented for Emerging Markets Growth Fund prior to June 21, 1996, represents the financial history of Hercules Latin American Value Fund. As a result of the reorganization, the fund's subadvisor changed from Bankers Trust Company to Edinburgh Fund Managers plc. On July 18, 1995, shareholders of Hercules Latin American Value Fund approved a change in the fund's advisor from Hercules International Management LLC to Piper Capital Management Incorporated.
(4) For the period ended June 30.


                                84     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

                                                             INTERNATIONAL FUNDS

                                                                                       RATIO OF
                                                                   RATIO OF NET     EXPENSES TO
  NET ASSET                                          RATIO OF        INVESTMENT         AVERAGE
      VALUE                        NET ASSETS     EXPENSES TO     INCOME (LOSS)      NET ASSETS    PORTFOLIO
     END OF            TOTAL           END OF         AVERAGE        TO AVERAGE      (EXCLUDING     TURNOVER
     PERIOD       RETURN (A)     PERIOD (000)      NET ASSETS        NET ASSETS        WAIVERS)         RATE
------------------------------------------------------------------------------------------------------------


    $  6.77           20.68%         $  4,551           1.70%            (0.54)%          2.02%         138%
       5.61          (48.91)            5,384           1.96             (1.09)           3.43           48
      10.96           23.91            16,998           2.00              0.17            3.34          105
       8.85            0.11 +          13,772           2.00              0.26            4.09            0
       8.84           22.78            13,936           2.00              0.26            3.54          140
       7.20          (21.23)           22,624           2.00              0.15            3.47          161

    $  6.72           20.00%         $     13           2.45%            (1.19)%          2.72%         138%
       5.60          (22.97)+               1           2.46             (0.43)           4.30           48

    $  9.69          (10.59)%+       $     --           2.76%            (2.24)%          4.12%          34%
      10.86            7.21%              310           2.64              0.03            3.39          105

    $  6.80           21.00%         $ 40,255           1.45%            (0.35)%          1.73%         138%
       5.62          (22.70)+           7,444           1.46              0.83            3.30           48
------------------------------------------------------------------------------------------------------------


    $ 15.64           32.16%         $ 48,154           1.60%            (0.71)%          1.76%         150%
      12.55            1.11            40,204           1.69              0.13            1.81          102
      13.18           30.03             8,003           1.92             (0.09)           1.92           96
      10.28            1.84             1,964           1.97             (0.28)           1.97          100
      10.28            0.69               876           1.93             (0.13)           2.06           57

    $ 15.21           31.06%         $  4,338           2.35%            (1.46)%          2.51%         150%
      12.27            0.13             2,892           2.44             (0.64)           2.56          102
      12.97           29.13             2,188           2.67             (0.94)           2.67           96
      10.14            1.02             1,175           2.72             (0.96)           2.72          100
      10.20           (0.10)              306           2.76             (0.95)           2.81           57

    $ 15.57            8.73%+        $  1,009           2.35%            (1.22)%          2.53%         150%

    $ 15.65           32.40%         $504,081           1.35%            (0.44)%          1.51%         150%
      12.55            1.15           357,475           1.44              0.42            1.56          102
      13.23           30.38           217,414           1.67              0.06            1.67           96
      10.31            2.11           135,238           1.72             (0.06)           1.72          100
      10.30            0.78            94,400           1.74              0.12            1.81           57
------------------------------------------------------------------------------------------------------------


    $ 12.92           31.70%         $  3,437           1.00%             0.83%           1.25%           0%
      10.69           (1.05)+           1,873           0.99              1.21            1.22            0
      10.94          (11.03)+           1,270           0.92              0.98            1.21            0
      12.32           17.03             1,605           0.98              0.90            1.28            3
      10.64            2.29             2,005           1.06              0.84            1.35            6
      10.45            4.50 +              20           1.40              0.23            1.54            0

    $ 12.89           30.66%         $    700           1.75%             0.41%           2.01%           0%
      10.68           (1.53)+             118           1.74              0.72            1.97            0
      10.99           (0.36)+               1           1.29              0.00            1.29            0

    $ 12.96           32.00%         $131,896           0.75%             1.16%           1.00%           0%
      10.71           (0.73)+         105,151           0.74              1.42            0.97            0
      10.99          (10.93)+         155,976           0.66              1.23            0.95            0
      12.37           17.24           210,538           0.73              1.15            1.03            3
      10.69            2.56           142,478           0.81              1.18            1.10            6
      10.48            4.80 +          60,073           1.18              1.32            1.39            0
------------------------------------------------------------------------------------------------------------

(5) Class Y and Class B shares have been offered since August 10, 1998. All ratios for the period have been annualized.
(6) Effective April 28, 1998 all shareholders were exchanged into Class A. Class B share activity was discontinued. All ratios for the period have been annualized.
(7) Class B shares have been offered since February 18, 1997. All ratios for the period have been annualized.
(8) For the period ended September 30. Class C shares have been offered since February 1, 1999. All ratios for the period have been annualized.
(9) For the period December 1, 1997 to September 30, 1998. All ratios for the period have been annualized. The First American board of directors approved a change in the fund's fiscal year end from November 30 to September 30, effective September 30, 1998.
(10)For the period August 1, 1997 to November 30, 1997. All ratios for the period have been annualized. The First American board of directors approved a change in the fund's fiscal year end from July 31 to November 30, effective November 30, 1997.
(11)For the period ended July 31.
(12)Commenced operations on July 3, 1995. All ratios for the period have been annualized.
(13)Class B shares have been offered since November 24, 1997. All ratios for the period have been annualized.
(14)For the period November 24, 1997 to November 30, 1997.
(15)Per share data calculated using average shares outstanding method.


                                85     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

SECTOR FUNDS
HEALTH SCIENCES


INVESTMENT OBJECTIVE
      SEEKS LONG-TERM CAPITAL GROWTH BY INVESTING PRIMARILY IN
      EQUITY SECURITIES OF HEALTH CARE RELATED COMPANIES

Mutual funds specializing in health care-related stocks were on sick leave throughout the year. The Health Sciences Fund was vulnerable to problems affecting this sector, posting a 6.08% return during the fiscal year ended September 30, 1999.

During the first calendar quarter of 1999, the fund was repositioned from a small-cap fund to a large-cap health care fund. Its weighted average market cap increased from around $3 billion to over $30 billion. While the change is designed to reduce exposure to small-cap stocks, the transition initially affected fund performance. Still, performance has improved somewhat since April, with the fund tracking its benchmark.

Interest rate hikes and political developments triggered volatility within the health care sector. Even though large, successful health care companies continue to grow between 13% to15% a year, rising interest rates have hurt stocks with high valuations, triggering a selloff in large-cap pharmaceutical stocks. In addition, concerns over government price controls on drugs affected sector performance.

Despite their subpar performance during the fiscal year, large-cap pharmaceutical companies remain attractive long-term growth prospects. More importantly, the fact that the nation's population is aging should bode well for these companies. With this in mind, we expect the health care sector to return to favor, with the prices of health care stocks moving higher.


VALUE OF A $10,000 INVESTMENT

[PLOT POINTS CHART]

                           FIRST
            FIRST         AMERICAN         FIRST
          AMERICAN         HEALTH         AMERICAN       FRANK         S&P           LIPPER
           HEALTH         SCIENCES         HEALTH       RUSSELL    HEALTH CARE     HEALTH AND
          SCIENCES      FUND, CLASS A     SCIENCES       2000       COMPOSITE    BIOTECHNOLOGY
        FUND, CLASS A     ADJUSTED      FUND, CLASS Y    INDEX        INDEX      FUNDS AVERAGE
        -------------     --------      -------------    -----        -----      -------------
1/1996     $10,000       $ 9,475           $10,000      $10,000      $10,000        $10,000
9/1996       9,868         9,350             9,879       11,087       10,910         10,589
9/1997      12,197        11,556            12,239       14,767       14,937         13,319
9/1998       9,118         8,640             9,167       11,958       20,649         13,037
9/1999       9,673         9,165             9,771       14,239       21,235         14,913

PAST PERFORMANCE OF THE FUND IS NOT INDICATIVE OF FUTURE PERFORMANCE.


ANNUALIZED PERFORMANCE                                                    SINCE
                                                  1 YEAR     3 YEAR   INCEPTION
--------------------------------------------------------------------------------
Class A                                            6.08%     -0.66%      -0.91%
--------------------------------------------------------------------------------
Class A adjusted                                   0.55%     -2.45%      -2.35%
--------------------------------------------------------------------------------
Class B                                            5.37%     -1.38%      -1.64%
--------------------------------------------------------------------------------
Class B adjusted                                   0.37%     -2.51%      -2.33%
--------------------------------------------------------------------------------
Class Y                                            6.59%     -0.37%      -0.63%
--------------------------------------------------------------------------------
Russell 2000                                      19.07%      8.70%      10.12%
--------------------------------------------------------------------------------
S&P Health Care                                    2.85%     24.86%      22.81%
--------------------------------------------------------------------------------
Lipper Health/Biotechnology                       13.54%     14.16%       9.90%
--------------------------------------------------------------------------------

Past performance of the fund is not indicative of future performance.

The inception date of the Class A, Class B and Class Y shares is 1/31/96. The performance reflected in the graph begins on 1/31/96. The performance reflected in the table begins on the inception date of Class A, Class B and Class Y shares.

Previously, the fund used the Russell 2000 Index as a benchmark. Going forward, the fund will use the S&P Health Care Composite Index as a benchmark, as it is better suited to the fund's objective.

Performance reflects voluntary fee waivers in effect. In absence of such fee waivers, total returns would be reduced.


                                86     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

                                                                    SECTOR FUNDS

SECTOR FUNDS
REAL ESTATE SECURITIES


INVESTMENT OBJECTIVE
      SEEKS A COMBINATION OF ABOVE-AVERAGE CURRENT INCOME
      AND LONG-TERM CAPITAL APPRECIATION

The fiscal year ended September 30, 1999 was a challenging period for the Real Estate Securities Fund, as Real Estate Investment Trusts (REITS), which comprise the majority of the fund's assets, experienced declining valuations during that time. The fund tracked its benchmark, registering a -5.89% return for the period.

Toward the beginning of the fiscal year, REITs were trading at premiums, but during the global economic crisis, investors fled to the relative safety of large cap stocks at the expense of small- to mid-cap value stocks, which includes most REITs. That changed in April and May when REIT stocks climbed nearly 15%, only to fall again during the third calendar quarter of 1999 due to the changing economic environment.

Despite the impact of broader economic developments, many of the fund's industrial real estate holdings performed well, including Alexandria Real Estate Equities, a company that builds research labs for pharmaceutical corporations and Boston Properties, a real estate development, redevelopment, acquisition, management, operating and leasing business. At the same time, the fund continued to provide yields exceeding that of the composite dividend yield of the stocks in the S&P 500 Index, plus the opportunity for capital appreciation over time.

The outlook for the fund is optimistic, as markets show signs of recovery across all property sectors. We expect to see more stable investment returns due to solid earnings growth plus improving valuations throughout the coming year.


VALUE OF A $10,000 INVESTMENT

[PLOT POINTS CHART]

                           FIRST
            FIRST         AMERICAN         FIRST
          AMERICAN       REAL ESTATE      AMERICAN       MORGAN
         REAL ESTATE     SECURITIES      REAL ESTATE    STANLEY       LIPPER
         SECURITIES     FUND, CLASS A    SECURITIES       REIT     REAL ESTATE
        FUND, CLASS A     ADJUSTED      FUND, CLASS Y    INDEX    FUNDS AVERAGE
        -------------     --------      -------------    -----    -------------
6/1995     $10,000        $ 9,475          $10,000      $10,000     $10,000
9/1995      10,519          9,967           10,519       10,411      10,533
9/1996      12,431         11,778           12,469       12,313      12,321
9/1997      17,002         16,109           17,091       17,347      17,394
9/1998      14,890         14,108           15,009       14,868      14,538
9/1999      14,013         13,277           14,163       13,998      14,206

PAST PERFORMANCE OF THE FUND IS NOT INDICATIVE OF FUTURE PERFORMANCE.


ANNUALIZED PERFORMANCE                                                    SINCE
                                                  1 YEAR     3 YEAR   INCEPTION
--------------------------------------------------------------------------------
Class A                                           -5.89%      4.07%       7.44%
--------------------------------------------------------------------------------
Class A adjusted                                 -10.80%      2.21%       6.01%
--------------------------------------------------------------------------------
Class B                                           -6.68%      3.29%       6.57%
--------------------------------------------------------------------------------
Class B adjusted                                 -11.10%      2.11%       5.94%
--------------------------------------------------------------------------------
Class Y                                           -5.64%      4.34%       8.55%
--------------------------------------------------------------------------------
Morgan Stanley REIT                               -5.85%      4.36%       8.23%
--------------------------------------------------------------------------------
Lipper Real Estate                                -3.48%      3.90%       7.64%
--------------------------------------------------------------------------------

Past performance of the fund is not indicative of future performance.

The inception date of the Class A and Class B shares is 9/29/95, and the inception date for the Class Y shares is 6/30/95. The performance reflected in the graph begins on 6/30/95. The performance reflected in the table for Class A and Class B shares begins on 9/29/95, performance reflected for Class Y shares begins on 6/30/95.

Performance reflects voluntary fee waivers in effect. In absence of such fee waivers, total returns would be reduced.


                                87     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

SECTOR FUNDS
TECHNOLOGY


INVESTMENT OBJECTIVE
      SEEKS LONG-TERM CAPITAL GROWTH BY INVESTING PRIMARILY
      IN TECHNOLOGY-RELATED EQUITY SECURITIES

The technology sector was red hot during the past year, with many technology companies experiencing dramatic growth along with attractive profits. The fund participated in the technology boom, posting a 128.71% return during the fiscal year ended September 30, 1999, and earning industry kudos as one of the top-performing technology mutual funds.

Throughout the fiscal year, fund holdings were repositioned to pursue new opportunities within the rapidly changing technology industry. For example, during the second calendar quarter, the fund reduced its Internet-related holdings to focus more on semiconductor manufacturers. Fund holdings were later weighted toward personal computer manufacturers to capture additional gains. This investment strategy paid off for fund shareholders. In addition, the fund benefitted significantly from the purchase and sale of securities obtained in initial public offerings.

Within the portfolio, two companies performed exceptionally well: America Online and Conexant Systems. Shares of America Online increased nearly three times in value, while shares of Conexant Systems, a company that provides semiconductor products for a broad range of wireless communication applications, also jumped in value.

Although the year ahead is likely to remain volatile for the technology industry, the overall outlook for the fund is quite favorable. The expanding use of the Internet coupled with a growing demand for high-speed digital access, new and improved software applications and the nation's ongoing transformation from a manufacturing to information service economy, all bode well for select areas of technology. The fund remains well positioned to capitalize on opportunities within this dynamic sector.


VALUE OF A $10,000 INVESTMENT

[PLOT POINTS CHART]

                            FIRST
             FIRST         AMERICAN         FIRST         FRANK       S&P          LIPPER
           AMERICAN       TECHNOLOGY       AMERICAN      RUSSELL   TECHNOLOGY     SCIENCE &
          TECHNOLOGY     FUND, CLASS A    TECHNOLOGY       2000    COMPOSITE     TECHNOLOGY
         FUND, CLASS A     ADJUSTED      FUND, CLASS Y    INDEX      INDEX      FUNDS AVERAGE
         -------------     --------      -------------    -----      -----      -------------
4/1994      $10,000        $ 9,475          $10,000      $10,000    $10,000        $10,000
9/1994       11,572         10,965           11,584       10,217     10,766         10,837
9/1995       19,235         18,225           19,255       12,603     16,984         17,058
9/1996       22,813         21,615           22,885       14,260     20,862         18,411
9/1997       26,853         25,443           26,993       18,993     33,875         24,893
9/1998       22,371         21,197           22,563       15,381     38,360         23,402
9/1999       51,165         48,479           51,788       18,314     67,050         47,242

PAST PERFORMANCE OF THE FUND IS NOT INDICATIVE OF FUTURE PERFORMANCE.


ANNUALIZED PERFORMANCE                                                    SINCE
                                      1 YEAR     3 YEAR      5 YEAR   INCEPTION
--------------------------------------------------------------------------------
Class A                              128.71%     30.90%      34.62%      33.79%
--------------------------------------------------------------------------------
Class A adjusted                     116.76%     28.56%      33.18%      32.49%
--------------------------------------------------------------------------------
Class B                              127.09%     29.99%      33.59%      35.92%
--------------------------------------------------------------------------------
Class B adjusted                     122.09%     29.20%      33.47%      35.86%
--------------------------------------------------------------------------------
Class Y                              129.52%     31.29%      34.92%      34.05%
--------------------------------------------------------------------------------
Russell 2000                          19.07%      8.70%      12.38%      11.81%
--------------------------------------------------------------------------------
S&P Technology                        74.78%     47.57%      44.17%      42.04%
--------------------------------------------------------------------------------
Lipper Science & Technology           89.30%     31.64%      29.76%      28.37%
--------------------------------------------------------------------------------

Past performance of the fund is not indicative of future performance.

The inception date of the Class A and Y shares is 4/4/94, and the inception date for the Class B shares is 8/15/94. The performance reflected in the graph begins on 4/30/94. The performance reflected in the table for Class A and Class Y shares begins on 4/4/94 and Class B shares begin on 8/15/94.

Previously, the fund used the Russell 2000 Index as a benchmark. Going forward, the fund will use the S&P Technology Composite Index as a benchmark, as it is better suited to the fund's objective.

Performance reflects voluntary fee waivers in effect. In absence of such fee waivers, total returns would be reduced.


                                88     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

                                                                    SECTOR FUNDS

STATEMENTS OF
NET ASSETS      SEPTEMBER 30, 1999

HEALTH SCIENCES FUND

DESCRIPTION                                          SHARES     VALUE (000)
---------------------------------------------------------------------------
COMMON STOCKS -- 94.3%
HEALTH CARE -- 94.3%
BIOTECHNOLOGY -- 18.0%
Amgen*                                                5,000      $     407
Biogen*                                               5,500            433
Centocor*                                             9,000            527
Genentech*                                              700            102
IDEC Pharmaceuticals*                                   700             66
Immunex*                                              1,400             61
Lifecore Biomedical*                                 38,000            523
MedImmune*                                            1,500            149
Protein Design Laboratories*                         10,000            361
                                                                 ----------
                                                                     2,629
                                                                 ----------
DIVERSIFIED HEALTH CARE -- 16.7%
Allergan                                              5,000            550
American Home Products                                7,300            303
Bristol-Myers Squibb                                  7,000            473
Johnson & Johnson                                     6,600            606
Warner Lambert                                        7,700            511
                                                                 ----------
                                                                     2,443
                                                                 ----------
DRUGS -- 26.3%
Alza, Cl A*                                           7,700            330
Elan, ADR*                                           13,500            453
Glaxo Wellcome, ADR                                   2,700            140
Merck                                                 7,200            467
Pfizer                                               30,000          1,078
Pharmacia & Upjohn                                    9,300            462
Schering Plough                                       9,600            419
Sepracor*                                             2,000            151
SmithKline Beecham, ADR                               6,000            346
                                                                 ----------
                                                                     3,846
                                                                 ----------
MANAGED CARE -- 2.6%
Express Scripts, Cl A*                                4,800            376
                                                                 ----------
MEDICAL PRODUCTS AND SUPPLIES -- 25.6%
ATS Medical*                                         41,475            412
Bausch & Lomb                                         2,000            132
Baxter International                                  5,500            331
Becton Dickinson                                     11,700            328
Biomet                                                4,200            111
Boston Scientific*                                   18,000            444
Guidant                                               9,200            493
Medtronic                                            15,600            554
Micro Therapeutics*                                  34,000            391
Novoste*                                              6,500            116
Perclose*                                             6,000            279
St. Jude Medical*                                     4,400            139
                                                                 ----------
                                                                     3,730
                                                                 ----------
REAL ESTATE INVESTMENT TRUST -- 3.8%
Healthcare Realty Trust                              15,000            280
Nationwide Health Properties                         16,000            266
                                                                 ----------
                                                                       546
                                                                 ----------
SPECIAL CARE -- 0.9%
Nanogen*                                             18,500            134
                                                                 ----------

HEALTH SCIENCES FUND (CONCLUDED)

DESCRIPTION                                          SHARES     VALUE (000)
---------------------------------------------------------------------------
SPECIAL SERVICES -- 0.4%
HEALTHSOUTH*                                         10,000      $      61
                                                                 ----------
TOTAL HEALTH CARE                                                   13,765
                                                                 ----------
TOTAL COMMON STOCKS
    (Cost $12,899)                                                  13,765
                                                                 ----------

RELATED PARTY MONEY MARKET FUND -- 3.8%
First American Prime Obligations
    Fund (A)                                        558,778            559
                                                                 ----------
TOTAL RELATED PARTY MONEY MARKET FUND
    (Cost $559)                                                        559
                                                                 ----------
TOTAL INVESTMENTS -- 98.1%
    (Cost $13,458)                                                  14,324
                                                                 ----------
OTHER ASSETS AND LIABILITIES, NET -- 1.9%(B)                           280
                                                                 ----------

NET ASSETS:
Portfolio Capital--Class A
    ($.0001 par value--20 billion authorized)
    based on 167,782 outstanding shares                          $   2,099
Portfolio Capital--Class B
    ($.0001 par value--20 billion authorized)
    based on 128,306 outstanding shares                              1,198
Portfolio Capital--Class Y
    ($.0001 par value--20 billion authorized)
    based on 1,472,978 outstanding shares                           10,626
Accumulated net realized loss on investments                          (185)
Net unrealized appreciation of investments                             866
                                                                 ----------
TOTAL NET ASSETS -- 100.0%                                       $  14,604
                                                                 ----------
Net asset value and redemption price
    per share--Class A                                           $    8.24

Maximum sales charge of 5.25%  (C)                                    0.46
                                                                 ----------
Offering price per share--Class A                                $    8.70
                                                                 ----------
Net asset value and offering price
    per share--Class B (D)                                       $    8.02
                                                                 ----------
Net asset value, offering price, and redemption
    price per share--Class Y                                     $    8.28
                                                                 ----------

*   Non-income producing security

(A) This money market fund is advised by U.S. Bank National Association who also serves as advisor for this fund. See the notes to the financial statements.

(B) Other assets and liabilities representing greater than 5% of total net assets include the following (000):

      Cash collateral received for securities on loan    $ 2,000
      Payable upon return of securities on loan          $(2,000)

(C) The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 5.25%.

(D) Class B has a contingent deferred sales charge. For a description of a possible redemption charge, see the notes to the financial statements.

ADR--American Depository Receipt
Cl--Class

The accompanying notes are an integral part of the financial statements.


                                89     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

STATEMENTS OF
NET ASSETS      SEPTEMBER 30, 1999

REAL ESTATE SECURITIES FUND

DESCRIPTION                                          SHARES     VALUE (000)
---------------------------------------------------------------------------
COMMON STOCKS -- 95.3%
REAL ESTATE INVESTMENT TRUSTS -- 95.3%
DIVERSIFIED -- 9.7%
Colonial Properties Trust                            35,000      $     936
Crescent Real Estate Equities                        55,000            990
Duke Realty Investments                              76,400          1,490
Glenborough Realty Trust                             28,000            462
Pennsylvania Real Estate Investment Trust            45,000            849
Rouse Company                                        26,000            598
                                                                 ----------
                                                                     5,325
                                                                 ----------
FINANCIAL SERVICES -- 2.9%
Anthracite Mortgage Capital                          90,000            619
Charles E. Smith Residential Realty                  10,000            342
Cousins Properties                                   18,000            611
                                                                 ----------
                                                                     1,572
                                                                 ----------
HEALTH CARE FACILITIES -- 1.8%
Health Care                                          27,000            540
HRPT Properties Trust                                40,000            465
                                                                 ----------
                                                                     1,005
                                                                 ----------
HOTELS -- 5.7%
Felcor Lodging Trust                                 16,000            280
Hospitality Properties Trust                         45,000            993
Host Marriott                                        55,000            522
Innkeepers USA Trust                                 60,000            499
Lasalle Hotel Properties                             28,300            366
Starwood Hotels and Resorts World Wide               20,000            446
                                                                 ----------
                                                                     3,106
                                                                 ----------
OFFICE/INDUSTRIAL -- 28.2%
Amb Property                                         55,000          1,165
Arden Realty Group                                   45,000            979
Beacon Capital Partnership* (A)                      33,750            447
Bedford Property Investors                           10,000            169
Boston Properties                                    38,000          1,166
Brandywine Realty Trust                              35,000            569
Cabot Industrial Trust                               35,000            674
Centerpoint Properties                               19,000            628
Equity Office Properties Trust                      130,000          3,023
Great Lakes Real Estate                              41,000            617
Liberty Property Trust                               33,000            749
Mack Cali Realty                                     30,000            804
Prologis Trust                                       72,000          1,359
Reckson Associates                                   19,000            395
SL Green Realty                                      35,000            718
Spieker Properties                                   40,000          1,388
Trizec Hahn                                          32,000            606
                                                                 ----------
                                                                    15,456
                                                                 ----------
RESIDENTIAL -- 20.0%
Apartment Investment & Management                    25,000            956
Archstone Community Trust                            92,000          1,777
Avalonbay Communities                                40,000          1,355
Chateau Communities                                  32,000            832
Equity Residential Properties Trust                  70,000          2,966

REAL ESTATE SECURITIES FUND (CONTINUED)

DESCRIPTION                                          SHARES     VALUE (000)
---------------------------------------------------------------------------
Gables Residential Trust                             35,000      $     840
Home Properties of New York                          24,000            640
Post Properties                                      22,100            869
United Dominion Realty Trust                         67,000            750
                                                                 ----------
                                                                    10,985
                                                                 ----------
RETAIL -- 17.3%
Bradley Real Estate                                  45,000            827
CBL & Associates Properties                          25,000            611
Chelsea GCA Realty                                   20,000            632
Excel Legacy*                                        27,100            113
Federal Realty Investment Trust                      35,000            733
JDN Realty                                           17,000            349
Kimco Realty                                         15,000            536
Macerich                                             25,000            578
Mills                                                36,000            641
New Plan Excel Realty Trust                          54,000            962
Simon Property Group                                 75,000          1,683
Taubman Centers                                      26,000            299
Vornado Realty Trust                                 47,000          1,528
                                                                 ----------
                                                                     9,492
                                                                 ----------
SELF STORAGE -- 4.2%
Public Storage                                       60,000          1,511
Storage USA                                          30,000            825
                                                                 ----------
                                                                     2,336
                                                                 ----------
SPECIALTY REAL ESTATE -- 5.5%
Alexandria Real Estate Equities                      20,000            589
Capital Automotive                                   45,000            557
Fortress Investment* (A)                             35,000            591
Franchise Finance of America                         30,000            701
Golf Trust of America                                10,000            197
Prison Realty                                        35,000            376
                                                                 ----------
                                                                     3,011
                                                                 ----------

TOTAL REAL ESTATE INVESTMENT TRUSTS                                 52,288
                                                                 ----------

TOTAL COMMON STOCKS
    (Cost $59,048)                                                  52,288
                                                                 ----------

PREFERRED STOCK -- 0.2%
Walden Residential Properties                        10,000            155
                                                                 ----------
TOTAL PREFERRED STOCK
    (Cost $238)                                                        155
                                                                 ----------

CONVERTIBLE BOND -- 1.7%
Avatar Holdings, 31.4465 shares
    7.000%, 04/01/05                                $ 1,000            920
                                                                 ----------
TOTAL CONVERTIBLE BOND
    (Cost $1,022)                                                      920
                                                                 ----------

WARRANT -- 0.0%
Walden Residential Properties*                       10,000              2
                                                                 ----------

TOTAL WARRANT
    (Cost $12)                                                           2
                                                                 ----------


                                90     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

                                                                    SECTOR FUNDS

REAL ESTATE SECURITIES FUND (CONCLUDED)

DESCRIPTION                                          SHARES     VALUE (000)
---------------------------------------------------------------------------
RELATED PARTY MONEY MARKET FUND -- 0.7%
First American Prime Obligations
    Fund (B)                                        398,555      $     399
                                                                 ----------
TOTAL RELATED PARTY MONEY MARKET FUND
    (Cost $399)                                                        399
                                                                 ----------
TOTAL INVESTMENTS -- 97.9%
    (Cost $60,719)                                                  53,764
                                                                 ----------
OTHER ASSETS AND LIABILITIES, NET -- 2.1%(C)                         1,127
                                                                 ----------

NET ASSETS:
Portfolio Capital--Class A
    ($.0001 par value--2 billion authorized)
    based on 140,927 outstanding shares                          $   1,880
Portfolio Capital--Class B
    ($.0001 par value--2 billion authorized)
    based on 205,052 outstanding shares                              2,741
Portfolio Capital--Class Y
    ($.0001 par value--2 billion authorized)
    based on 4,740,909 outstanding shares                           60,677
Distributions in excess of net investment income                       (19)
Accumulated net realized loss on investments                        (3,433)
Net unrealized depreciation of investments                          (6,955)
                                                                 ----------
TOTAL NET ASSETS -- 100.0%                                       $  54,891
                                                                 ----------
Net asset value and redemption price
    per share--Class A                                           $   10.78

Maximum sales charge of 5.25% (D)                                     0.60
                                                                 ----------
Offering price per share--Class A                                $   11.38
                                                                 ----------
Net asset value and offering price
    per share--Class B (E)                                       $   10.69
                                                                 ----------
Net asset value, offering price, and redemption
    price per share--Class Y                                     $   10.80
                                                                 ----------
*   Non-income producing security

(A) Security sold within the terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors."

(B) This money market fund is advised by U.S. Bank National Association who also serves as advisor for this fund. See also the notes to the financial statements.

(C) Other assets and liabilities representing greater than 5% of total net assets include the following (000):

      Cash collateral received for securities on loan      $ 13,999
      Payable upon return of securities on loan            $(13,999)

(D) The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 5.25%.

(E) Class B has a contingent deferred sales charge. For a description of a possible redemption charge, see the notes to the financial statements.

The accompanying notes are an integral part of the financial statements.

TECHNOLOGY FUND

DESCRIPTION                                          SHARES     VALUE (000)
---------------------------------------------------------------------------
COMMON STOCKS -- 99.4%
TECHNOLOGY -- 79.6%
COMPUTER HARDWARE -- 10.4%
Copper Mountain Networks*                            18,000      $   1,577
Dell Computer*                                      120,000          5,018
Extreme Networks*                                    45,000          2,849
Juniper Networks*                                    23,700          4,315
Sun Microsystems*                                   140,000         13,020
                                                                 ----------
                                                                    26,779
                                                                 ----------
COMPUTER NETWORKING -- 9.0%
Agile Software*                                      49,200          3,149
Bluestone Software*                                   4,700            108
Cisco Systems*                                      170,000         11,655
Cobalt Group*                                       123,000          1,188
Commerce One*                                        17,600          1,720
Digex*                                              100,000          2,369
Egain Communication*                                 24,000            444
Internap Network Services*                           20,000            892
Kana Communications*                                 23,400          1,167
Silverstream Software*                                4,400            137
Watchguard Technologies*                             22,500            338
                                                                 ----------
                                                                    23,167
                                                                 ----------
COMPUTER SERVICES -- 18.9%
America Online*                                      75,000          7,800
BMC Software*                                       100,000          7,156
Electronic Arts*                                     60,000          4,343
International Network Services*                      30,000          1,631
Legato Systems*                                      90,000          3,924
Microsoft*                                          125,000         11,320
Siebel Systems*                                      60,000          3,998
USWeb*                                              110,000          3,774
Veritas Software*                                    30,000          2,278
Visual Networks*                                     55,000          2,334
                                                                 ----------
                                                                    48,558
                                                                 ----------
COMPUTER SOFTWARE -- 17.5%
Allaire                                              50,000          2,800
C-Net*                                               70,000          3,920
Concord Communications*                              50,000          1,987
Esps*                                               200,000          1,712
Exodus Communications*                               30,000          2,162
F5 Networks*                                         45,000          3,060
Inet Technologies*                                   40,000          1,596
J.D. Edwards & Company*                             100,000          2,072
Latitude Communication*                              90,000          2,627
Oracle Systems Corporation*                          90,400          4,113
Packeteer*                                           50,000          1,703
Persistence Software*                               120,000          3,428
Portal Software*                                     50,000          1,938
Primus Knowledge Solutions*                          33,000            910
SalesLogix*                                         112,500          2,250
Sap ADR                                             133,900          5,055
Telemate.Net Software*                              124,800          1,747
Vignette*                                            20,000          1,810
                                                                 ----------
                                                                    44,890
                                                                 ----------


                                91     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

STATEMENTS OF
NET ASSETS      SEPTEMBER 30, 1999

TECHNOLOGY FUND (CONTINUED)

DESCRIPTION                                          SHARES     VALUE (000)
---------------------------------------------------------------------------
ELECTRONIC SEMICONDUCTORS -- 16.4%
Altera*                                              75,000      $   3,253
Conexant Systems*                                    35,000          2,543
Cypress Semiconductor*                              100,000          2,150
Intel                                               135,000         10,032
Jds Uniphase*                                        45,000          5,121
Maxim Integrated Products*                           40,000          2,524
MKS Instruments*                                     85,000          1,891
PMC-Sierra*                                          25,000          2,313
RF Micro Devices*                                    50,000          2,288
Taiwan Semiconductor, ADR*                          254,000          7,493
Xilinx*                                              40,000          2,621
                                                                 ----------
                                                                    42,229
                                                                 ----------
EQUIPMENT SEMICONDUCTORS -- 7.4%
Applied Materials*                                   80,000          6,215
ASM Lithography Holding H.V.*                        90,000          6,035
KLA-Tencor*                                          40,000          2,600
Teradyne*                                           119,000          4,195
                                                                 ----------
                                                                    19,045
                                                                 ----------
TOTAL TECHNOLOGY                                                   204,668
                                                                 ----------
BASIC MATERIALS -- 0.5%
Atmi*                                                35,000          1,306
                                                                 ----------
CAPITAL GOODS -- 1.8%
Brocade Communications Systems*                       5,000          1,050
Dupont Photomasks*                                   75,000          3,455
Musicmaker.com*                                      25,000            258
                                                                 ----------
                                                                     4,763
                                                                 ----------

COMMUNICATION EQUIPMENT -- 9.8%
Ciena*                                               60,000          2,190
General Instrument*                                 150,000          7,219
Lucent Technologies                                  80,000          5,190
Nokia, ADR                                          115,000         10,328
Viasat*                                               8,000            143
                                                                 ----------
                                                                    25,070
                                                                 ----------
COMMUNICATION SERVICES -- 3.9%
Allegiance Telecommunications*                       60,000          3,157
Clarent*                                             30,000          1,528
Covad Communications Group*                          72,500          3,161
Time Warner Telecommunications, Cl A*               100,000          2,088
                                                                 ----------
                                                                     9,934
                                                                 ----------
Consumer Cyclicals -- 3.8%
Amazon.com*                                          30,000          2,398
Ashford.com*                                        150,000          1,383
Doubleclick*                                         15,000          1,787
Etoys*                                               60,000          3,994
Freeshop.com*                                        15,000            172
                                                                 ----------
                                                                     9,734
                                                                 ----------
CONSUMER STAPLES -- 0.0%
Tivo*                                                   500             15
                                                                 ----------
TOTAL COMMON STOCKS
    (Cost $178,356)                                                255,490
                                                                 ----------

TECHNOLOGY FUND (CONCLUDED)

DESCRIPTION                                          SHARES     VALUE (000)
---------------------------------------------------------------------------
WARRANTS -- 0.0%
Optisystems*                                        100,000      $     131
                                                                 ----------
TOTAL WARRANTS
    (Cost $71)                                                         131
                                                                 ----------

RELATED PARTY MONEY MARKET FUND -- 1.4%
First American Prime Obligation
    Fund (A)                                      3,655,048          3,655
                                                                 ----------
TOTAL RELATED PARTY MONEY MARKET FUND
    (Cost $3,655)                                                    3,655
                                                                 ----------
TOTAL INVESTMENTS -- 100.8%
    (Cost $182,082)                                                259,276
                                                                 ----------

OTHER ASSETS AND LIABILITIES, NET -- (0.8%) (B)                     (2,299)
                                                                 ----------

NET ASSETS:
Portfolio Capital--Class A
    ($.0001 par value--2 billion authorized)
    based on 627,985 outstanding shares                          $  11,412
Portfolio Capital--Class B
    ($.0001 par value--2 billion authorized)
    based on 640,255 outstanding shares                             11,628
Portfolio Capital--Class Y
    ($.0001 par value--2 billion authorized)
    based on 6,196,518 outstanding shares                           83,954
Accumulated net realized gain on investments                        72,789
Net unrealized appreciation of investments                          77,194
                                                                 ----------
TOTAL NET ASSETS -- 100.0%                                       $ 256,977
                                                                 ----------
Net asset value and redemption price
    per share--Class A                                           $   34.22

Maximum sales charge of 5.25%  (C)                                    1.90
                                                                 ----------
Offering price per share--Class A                                $   36.12
                                                                 ----------
Net asset value and offering price
    per share--Class B (D)                                       $   32.59
                                                                 ----------
Net asset value, offering price, and redemption
    price per share--Class Y                                     $   34.64
                                                                 ----------
*   Non-income producing security

(A) This money market fund is advised by U.S. Bank National Association who also serves as advisor for this fund. See the notes to the financial statements.

(B) Other assets and liabilities representing greater than 5% of total net assets include the following (000):

      Cash collateral received for securities on loan   $ 77,305
      Payable upon return of securities on loan         $(77,305)

(C) The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 5.25%.

(D) Class B has a contingent deferred sales charge. For a description of a possible redmption charge, see the notes to the financial statements.

ADR--American Depository Receipt
Cl--Class

The accompanying notes are an integral part of the financial statements.


                                92     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

                                                                    SECTOR FUNDS

STATEMENT OF
ASSETS AND LIABILITIES   SEPTEMBER 30, 1999  IN THOUSANDS

                                                                                                           TECHNOLOGY
                                                                                                                 FUND
----------------------------------------------------------------------------------------------------------------------
ASSETS:
Investment securities, at value (cost $182,082)                                                              $259,276
Cash                                                                                                               10
Investments securities sold                                                                                    17,536
RECEIVABLES:
Accrued income                                                                                                     14
Capital shares sold                                                                                               435
Other assets                                                                                                       19
Cash collateral received for securities on loan                                                                78,201
----------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                                                  355,491
======================================================================================================================
LIABILITIES:
PAYABLES:
Accrued expenses                                                                                                  211
Securities purchased                                                                                           19,857
Capital shares redeemed                                                                                           245
Payable upon return of securities on loan                                                                      78,201
----------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                                              98,514
======================================================================================================================
TOTAL NET ASSETS                                                                                              256,977
======================================================================================================================
COMPOSITION OF NET ASSETS:
Portfolio capital shares - Class A ($.0001 par value - 2 billion authorized) based on 627,985 outstanding
 shares                                                                                                        11,412
Portfolio capital shares - Class B ($.0001 par value - 2 billion authorized) based on 640,255 outstanding
 shares                                                                                                        11,628
Portfolio capital shares - Class Y ($.0001 par value - 2 billion authorized) based on 6,196,518
 outstanding shares                                                                                            83,954
Accumulated net realized gain on investments                                                                   72,789
Net unrealized appreciation of investments                                                                     77,194
----------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                                                             $256,977
======================================================================================================================
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE - CLASS A                                                     $  34.22
======================================================================================================================
Maximum sales charge of 5.25% (1)                                                                                1.90
----------------------------------------------------------------------------------------------------------------------
OFFERING PRICE PER SHARE - CLASS A                                                                           $  36.12
======================================================================================================================
NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS B (2)                                                   $  32.59
======================================================================================================================
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE - CLASS Y                                                     $  34.22
======================================================================================================================

(1) The offer price is calculated by dividing the net asset value by 1 minus maximum sales charge of 5.25%.
(2) Class B has a contingent deferred sales charge. For a description of a possible redemption charge, see the notes to the financial statements.

The accompanying notes are an integral part of the financial statements.


                                93     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

STATEMENTS OF
OPERATIONS     FOR THE YEAR ENDED SEPTEMBER 30, 1999,
               IN THOUSANDS

                                                     HEALTH SCIENCES         REAL ESTATE        TECHNOLOGY
                                                                FUND     SECURITIES FUND              FUND
-----------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest                                                      $   49+           $    206+         $    459+
Dividends                                                        192               3,980               184*
-----------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                          241               4,186               643
===========================================================================================================
EXPENSES:
Investment advisory fees                                         131                 445             1,253
Less: Waiver of investment advisory fees                         (28)                (80)              (25)
Administrator fees                                                21                  69               195
Transfer agent fees                                               36                  43                96
Amortization of organizational costs                              --                   2                 2
Custodian fees                                                     6                  19                54
Directors' fees                                                   --                   1                 3
Registration fees                                                  1                   3                 7
Professional fees                                                  1                   2                 7
Printing                                                           1                   4                11
Distribution fees - Class A                                        3                   5                31
Distribution fees - Class B                                        7                  28               134
Other                                                             --                   3                 6
-----------------------------------------------------------------------------------------------------------
TOTAL NET EXPENSES                                               179                 544             1,774
===========================================================================================================
Investment income (loss) - net                                    62               3,642            (1,131)
-----------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAINS (LOSSES)
ON INVESTMENTS - NET:
Net realized gain (loss) on investments                          873              (2,768)           75,918
Net change in unrealized appreciation (depreciation) of
 investments                                                     717              (4,255)           64,625
-----------------------------------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS                                 1,590              (7,023)          140,543
===========================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS                                              $1,652            $ (3,381)         $139,412
===========================================================================================================

+ Includes income from securities lending program. See the Notes to the
  Financial Statements for additional information.
* Includes foreign taxes withheld.

The accompanying notes are an integral part of the financial statements.


                                94     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

                                                                    SECTOR FUNDS

STATEMENTS OF
CHANGES IN NET ASSETS   IN THOUSANDS

                                                                    HEALTH           REAL ESTATE               TECHNOLOGY
                                                             SCIENCES FUND       SECURITIES FUND                     FUND
--------------------------------------------------------------------------------------------------------------------------
                                                        10/1/98    10/1/97    10/1/98    10/1/97       10/1/98    10/1/97
                                                             to         to         to         to            to         to
                                                        9/30/99    9/30/98    9/30/99    9/30/98       9/30/99    9/30/98
--------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income (loss) - net                         $     62   $     91   $  3,642   $  3,197      $ (1,131)  $   (663)
Net realized gain (loss) on investments                     873       (247)    (2,768)      (155)       75,918      6,144
Net change in unrealized appreciation (depreciation)
 of investments                                             717     (8,895)    (4,255)   (11,911)       64,625    (30,511)
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
 operations                                               1,652     (9,051)    (3,381)    (8,869)      139,412    (25,030)
--------------------------------------------------------------- ---------- ---------- ----------     --------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income - net:
  Class A                                                    (2)        (1)      (103)      (113)(A)        --         --
  Class B                                                    --         --       (135)      (150)(A)        --         --
  Class Y                                                   (69)       (82)    (3,471)    (3,266)(A)        --         --
Net realized gain on investments:
  Class A                                                    (5)      (287)        --        (52)         (394)      (492)
  Class B                                                    (3)       (74)        --        (78)         (372)      (562)
  Class Y                                                  (103)    (5,049)        --     (1,126)       (4,508)    (8,701)
Tax return of capital:
  Class A                                                    --         --         (4)        (1)           --         --
  Class B                                                    --         --         (6)        (1)           --         --
  Class Y                                                    --         --       (122)       (17)           --         --
--------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                        (182)    (5,493)    (3,841)    (4,804)       (5,274)    (9,755)
==========================================================================================================================
CAPITAL SHARE TRANSACTIONS(1):
Class A:
  Proceeds from sales                                     1,237      2,193        368        990        55,576    129,853
  Reinvestment of distributions                               6         99         93        137           365        341
  Payments for redemptions                               (1,967)      (146)      (751)      (753)      (51,670)  (126,833)
--------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from Class A
 transactions                                              (724)     2,146       (290)       374         4,271      3,361
--------------------------------------------------------------------------------------------------------------------------
Class B:
  Proceeds from sales                                       554        405        748        820         5,643      1,974
  Reinvestment of distributions                               3         74        109        205           367        551
  Payments for redemptions                                 (191)       (65)    (1,384)      (615)       (2,456)    (1,426)
--------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from Class B
 transactions                                               366        414       (527)       410         3,554      1,099
--------------------------------------------------------------------------------------------------------------------------
Class Y
  Proceeds from sales                                       441      6,410     21,511     46,805        26,847     48,376
  Reinvestment of distributions                               9        592        468        954           968      1,656
  Payments for redemptions                              (11,597)   (12,987)   (22,377)   (17,466)      (28,988)   (66,206)
--------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from Class Y
 transactions                                           (11,147)    (5,985)      (398)    30,293        (1,173)   (16,174)
--------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
 transactions                                           (11,505)    (3,425)    (1,215)    31,077         6,652    (11,714)
--------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                 (10,035)   (17,969)    (8,437)    17,404       140,790    (46,499)
NET ASSETS AT BEGINNING OF PERIOD                        24,639     42,608     63,328     45,924       116,187    162,686
==========================================================================================================================
NET ASSETS AT END OF PERIOD (2)                        $ 14,604   $ 24,639   $ 54,891   $ 63,328      $256,977   $116,187
==========================================================================================================================

(1) See note 4 in the notes to the financial statements for additional information.
(2) Includes undistributed (distributions in excess of) net investment income
    (000) of $0 and $9 for Health Sciences Fund, $(19) and $(232) for Real Estate Securities Fund and accumulated net investment loss of $0 and $(1) for Technology Fund at September 30, 1999, and September 30, 1998, respectively.
(A) Includes a distribution in excess of net investment income.

The accompanying notes are an integral part of the financial statements.


                                95     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

FINANCIAL HIGHLIGHTS   FOR A SHARE OUTSTANDING, THROUGHOUT THE PERIODS
                       ENDED SEPTEMBER 30, UNLESS OTHERWISE INDICATED

                                              REALIZED AND
               NET ASSET                        UNREALIZED        DIVIDENDS                      DISTRIBUTIONS
                   VALUE              NET         GAINS OR         FROM NET      DISTRIBUTIONS            FROM
               BEGINNING       INVESTMENT      (LOSSES) ON       INVESTMENT               FROM       RETURN OF
               OF PERIOD    INCOME (LOSS)      INVESTMENTS           INCOME      CAPITAL GAINS         CAPITAL
---------------------------------------------------------------------------------------------------------------
HEALTH SCIENCES FUND
Class A
 1999            $  7.82         $  0.01          $  0.46         $  (0.01)           $ (0.04)         $
 1998              12.05            0.01            (2.78)              --              (1.46)              --
 1997               9.86           (0.01)            2.30               --              (0.10)              --
 1996(1)           10.00            0.01            (0.14)           (0.01)                --               --
Class B
 1999            $  7.65         $  0.01          $  0.40         $     --            $ (0.04)         $
 1998              11.90           (0.02)           (2.77)              --              (1.46)              --
 1997               9.81           (0.01)            2.20               --              (0.10)              --
 1996(1)           10.00           (0.02)           (0.16)           (0.01)                --               --
Class Y
 1999            $  7.84         $  0.04          $  0.48         $  (0.04)           $ (0.04)         $
 1998              12.08            0.03            (2.78)           (0.03)             (1.46)              --
 1997               9.87           (0.01)            2.33            (0.01)             (0.10)              --
 1996(1)           10.00            0.03            (0.15)           (0.01)                --               --
---------------------------------------------------------------------------------------------------------------
REAL ESTATE SECURITIES
FUND
Class A
 1999            $ 12.17         $  0.65         $  (1.36)        $  (0.67)           $    --          $ (0.01)
 1998              14.97            0.63            (2.40)           (0.70)(B)          (0.33)              --
 1997              11.52            0.72             3.42            (0.65)             (0.03)           (0.01)
 1996              10.38            0.52             1.30            (0.51)                --            (0.17)
 1995(2)           10.37              --             0.01               --                 --               --
Class B
 1999            $ 12.08         $  0.55         $  (1.34)        $  (0.57)           $    --          $ (0.03)
 1998              14.86            0.52            (2.37)           (0.60)(B)          (0.33)              --
 1997              11.46            0.63             3.38            (0.57)             (0.03)           (0.01)
 1996              10.37            0.44             1.27            (0.45)                --            (0.17)
 1995(2)           10.37              --               --               --                 --               --
Class Y
 1999            $ 12.19         $  0.68         $  (1.35)        $  (0.69)           $    --          $ (0.03)
 1998              14.99            0.67            (2.40)           (0.74)(B)          (0.33)              --
 1997              11.53            0.74             3.43            (0.67)             (0.03)           (0.01)
 1996              10.37            0.57             1.29            (0.53)                --            (0.17)
 1995(3)           10.00            0.13             0.39            (0.11)                --            (0.04)
---------------------------------------------------------------------------------------------------------------
TECHNOLOGY FUND
Class A
 1999            $ 15.60         $ (0.18)        $  19.55         $     --            $ (0.75)         $    --
 1998              20.20           (0.13)           (3.26)              --              (1.21)              --
 1997              19.25           (0.11)            3.12               --              (2.06)              --
 1996              18.24           (0.05)            2.95               --              (1.89)              --
 1995              11.19           (0.03)            7.31               --              (0.23)              --
Class B
 1999            $ 14.99         $ (0.34)        $  18.69         $     --            $ (0.75)         $    --
 1998              19.58           (0.24)           (3.14)              --              (1.21)              --
 1997              18.85           (0.20)            2.99               --              (2.06)              --
 1996              18.02           (0.14)            2.86               --              (1.89)              --
 1995              11.17           (0.04)            7.12               --              (0.23)              --
Class Y
 1999            $ 15.73         $ (0.13)        $  19.79         $     --            $ (0.75)         $    --
 1998              20.29           (0.08)           (3.27)              --              (1.21)              --
 1997              19.29           (0.06)            3.12               --              (2.06)              --
 1996              18.24           (0.04)            2.98               --              (1.89)              --
 1995              11.19           (0.03)            7.31               --              (0.23)              --
---------------------------------------------------------------------------------------------------------------

 +  Returns are for the period indicated and have not been annualized.
(A) Excluding sales charges.
(B) Includes distributions in excess of net investment income.
(1) Commenced operations on January 31, 1996. All ratios for the period have been annualized.
(2) Class A and Class B shares have been offered since September 29, 1995. All ratios for the period have been annualized.
(3) Commenced operations on June 30, 1995. All ratios for the period have been annualized.


                                96     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

                                                                    SECTOR FUNDS

                                                                                    RATIO OF
                                                                RATIO OF NET     EXPENSES TO
  NET ASSET                                        RATIO OF       INVESTMENT         AVERAGE
      VALUE                      NET ASSETS     EXPENSES TO    INCOME (LOSS)      NET ASSETS     PORTFOLIO
     END OF           TOTAL          END OF         AVERAGE       TO AVERAGE      (EXCLUDING      TURNOVER
     PERIOD      RETURN (A)    PERIOD (000)      NET ASSETS       NET ASSETS         WAIVERS)         RATE
-----------------------------------------------------------------------------------------------------------


    $  8.24           6.08%        $  1,383           1.16%            0.11%            1.30%          53%
       7.82         (25.24)           2,017           1.15             0.04             1.20           45
      12.05          23.60              849           1.15            (0.20)            1.29           54
       9.86          (1.32)+            629           1.15             0.18             2.12           19

    $  8.02           5.37%        $  1,029           1.92%           (0.64)%           2.05%          53%
       7.65         (25.80)             645           1.90            (0.73)            1.95           45
      11.90          22.69              516           1.90            (0.94)            2.04           54
       9.81          (1.86)+            281           1.90            (0.61)            2.87           19

    $  8.28           6.59%        $ 12,192           0.90%            0.38%            1.05%          53%
       7.84         (25.10)          21,977           0.90             0.27             0.95           45
      12.08          23.89           41,243           0.90             0.06             1.04           54
       9.87          (1.20)+         12,485           0.90             0.43             1.87           19
-----------------------------------------------------------------------------------------------------------


    $ 10.78          (5.89)%       $  1,518           1.05%            5.52%            1.18%          21%
      12.17         (12.42)           2,027           1.05             4.71             1.18           36
      14.97          36.77            2,105           1.05             4.46             1.30           14
      11.52          18.17              226           1.05             4.36             1.76            8
      10.38           0.00 +              1           1.05             0.00             2.59            0

    $ 10.69          (6.68)%       $  2,192           1.80%            4.75%            1.93%          21%
      12.08         (13.04)           3,026           1.80             3.98             1.93           36
      14.86          35.77            3,318           1.80             3.61             2.00           14
      11.46          17.00              263           1.80             4.29             2.51            8
      10.37           0.00 +              1           1.80             0.00             3.34            0

    $ 10.80          (5.64)%       $ 51,181           0.80%            5.78%            0.93%          21%
      12.19         (12.18)          58,275           0.80             5.06             0.93           36
      14.99          37.07           40,501           0.80             4.57             1.05           14
      11.53          18.53           17,895           0.80             5.13             1.51            8
      10.37           5.19 +          5,756           0.80             6.01             2.34            0
-----------------------------------------------------------------------------------------------------------


    $ 34.22         128.71%        $ 21,491           1.15%           (0.80)%           1.16%         184%
      15.60         (16.69)           7,703           1.15            (0.60)            1.15          124
      20.20          17.71            5,564           1.15            (0.59)            1.17          150
      19.25          18.60            4,799           1.15            (0.85)            1.26          119
      18.24          66.22            1,464           1.13            (0.61)            1.55           74

    $ 32.59         127.09%        $ 20,866           1.90%           (1.56)%           1.91%         184%
      14.99         (17.21)           7,499           1.90            (1.38)            1.90          124
      19.58          16.82            8,463           1.90            (1.41)            1.92          150
      18.85          17.75            4,881           1.90            (1.60)            2.01          119
      18.02          64.52            2,031           1.88            (1.41)            2.30           74

    $ 34.64         129.52%        $214,620           0.90%           (0.53)%           0.91%         184%
      15.73         (16.41)         100,985           0.90            (0.38)            0.90          124
      20.29          17.95          148,659           0.90            (0.41)            0.92          150
      19.29          18.85           64,602           0.90            (0.60)            1.01          119
      18.24          66.22           29,272           0.88            (0.35)            1.30           74
-----------------------------------------------------------------------------------------------------------


                                97     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

NOTES TO
FINANCIAL STATEMENTS   SEPTEMBER 30, 1999

1 > ORGANIZATION

       The First American Balanced Fund, Equity Income Fund, Equity Index Fund, Large Cap Growth Fund, Large Cap Value Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Micro Cap Value Fund, Regional Equity Fund, Small Cap Growth Fund, Small Cap Value Fund, Emerging Markets Fund, International Fund, International Index Fund, Health Sciences Fund, Real Estate Securities Fund, and Technology Fund (each "Fund" collectively, the "Funds") are mutual funds offered by First American Investment Funds, Inc. (FAIF). Other funds that are offered by FAIF but are not included in this report are First American Adjustable Rate Mortgage Securities Fund, Limited Term Income Fund, Intermediate Term Income Fund, Intermediate Government Bond Fund, Fixed Income Fund, Strategic Income Fund, California Intermediate Tax Free Fund, Colorado Intermediate Tax Free Fund, Intermediate Tax Free Fund, Minnesota Intermediate Tax Free Fund, Minnesota Tax Free Fund, Tax Free Fund, and Oregon Intermediate Tax Free Fund. FAIF is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. FAIF's articles of incorporation permit the Board of Directors to create additional funds in the future.

       FAIF offers Class A, Class B, Class C and Class Y shares. Class A shares are sold with a front-end sales charge. Class B shares may be subject to a contingent deferred sales charge for six years and automatically convert to Class A shares after eight years. Class C shares are sold with a front end sales charge and may be subject to a contingent deferred sales charge for 18 months. Class Y shares have no sales charge and are offered only to qualifying institutional investors.

       The Funds' prospectuses provide a description of each Fund's investment objectives, policies and strategies. All Classes of shares have identical voting, dividend, liquidation and other rights, and the same terms and conditions, except that the level of distribution fees charged may differ among Classes.


2 > SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

       The significant accounting policies followed by the Funds are as follows:

       SECURITY VALUATION - Security valuations for FAIF Fund investments are furnished by independent pricing services that have been approved by the Board of Directors. Investments in equity securities that are traded on a national securities exchange (or reported on the NASDAQ national market system) are stated at the last quoted sales price if readily available for such securities on each business day. Other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding sixty days to maturity are valued by an independent pricing service. The pricing service may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other electronic data processing techniques. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. Securities for which prices are not available from an independent pricing service but where an active market exists are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system. When market quotations are not readily available, securities are valued at fair value as determined in good faith by procedures established and approved by the Board of Directors. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost. Foreign


                                98     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS
       securities are valued at the closing prices on the principal exchange on which they trade. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Exchange rates are provided daily by recognized independent pricing agents.

       SECURITY TRANSACTIONS AND INVESTMENT INCOME - The Funds record security transactions on the trade date of the security purchase or sale. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of bond premium and discount is recorded on the accrual basis. Security gains and losses are determined on the basis of identified cost, which is the same basis used for federal income tax purposes.

       DISTRIBUTIONS TO SHAREHOLDERS - Balanced Fund, Equity Income Fund, Equity Index Fund, Large Cap Growth Fund, Large Cap Value Fund, Mid Cap Growth Fund and Mid Cap Value Fund declare and pay income dividends monthly. Micro Cap Value Fund, Regional Equity Fund, Small Cap Growth Fund, Small Cap Value Fund, International Index Fund, Health Sciences Fund, Real Estate Securities Fund and Technology Fund declare and pay income dividends quarterly.

       A portion of the quarterly distributions of the Real Estate Securities Fund may be a return of capital. Emerging Markets Fund and International Fund declare and pay dividends annually. Any net realized capital gains on sales of a fund's securities are distributed to shareholders at least annually.

       FEDERAL TAXES - It is each Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required. For Federal tax purposes, required distributions related to realized gains for security transaction are computed as of September 30th or October 31st.

       The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for Federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal year in which the amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

       Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to losses deferred due to wash sales, foreign currency gains and losses and the "mark-to-market" of certain Passive Foreign Investment Companies (PFICs) for tax purposes. To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the difference arises.

       The Balanced Fund, Regional Equity Fund, and Micro Cap Value Fund utilized earnings and profits distributed to shareholders on redemption of shares as part of the dividend paid deduction for income tax purposes. Accordingly, $8,403,000, $6,217,000, and $5,945,000 were reclassed from undistributed net realized gain on investment to paid in capital for Balanced, Regional Equity, and Micro Cap Value, respectively.

       In the Mid Cap Value Fund, a permanent difference resulted from a redemption-in-kind in the amount $34,206,825. Associated with the redemption-in-kind were realized losses of $24,456,573 which were recognized for book purposes but not for tax purposes.

       As of September 30, 1999, the Emerging Markets Fund, International Fund and International Index Fund reclassified $(144,000), $(5,078,000), and $(26,000) from


                                99     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

NOTES TO
FINANCIAL STATEMENTS   SEPTEMBER 30, 1999

       accumulated net realized foreign exchange loss, respectively, to undistributed net investment income. The reclassifications had no effect on net assets or net asset values per share.

       On the Statements of Net Assets the following adjustments were made for permanent tax adjustments (000):

                                   ACCUMULATED   UNDISTRIBUTED
                                  NET REALIZED  NET INVESTMENT
       FUND                        GAIN (LOSS)          INCOME  PAID-IN-CAPITAL
       -------------------------------------------------------------------------
       Balanced Fund                   (8,403)              --            8,403
       Large Cap Growth Fund             (743)             744               (1)
       Large Cap Value Fund               (34)              34               --
       Mid Cap Growth Fund             (1,307)           1,307               --
       Mid Cap Value Fund              24,459               (2)         (24,457)
       Micro Cap Value Fund            (5,949)               4            5,945
       Regional Equity Fund            (6,217)             392            5,825
       Small Cap Growth Fund             (456)             456               --
       Small Cap Value Fund               (64)              64               --
       Emerging Markets Fund              144             (144)              --
       International Fund               3,164            3,677           (6,841)
       International Index Fund            27              (27)              --
       Real Estate Securities Fund        106              412             (518)
       Technology Fund                 (1,132)           1,132               --
       -------------------------------------------------------------------------

       FUTURES TRANSACTIONS - In order to gain exposure to or protect against changes in the market, certain Funds may enter into S&P Stock Index futures contracts and other stock futures contracts.

       Upon entering into a futures contract, the Fund is required to deposit cash or pledge U.S. government securities in an amount equal to five percent of the purchase price indicated in the futures contract (initial margin). Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying security or securities, are made or received by the Fund each day (daily variation margin) and are recorded as unrealized gains or losses until the contract is closed. When the contract is closed, the fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the fund's basis in the contract.

       FOREIGN CURRENCY TRANSLATION - The books and records of the Emerging Markets Fund, International Fund and International Index Fund are maintained in U.S. dollars on the following bases:

         o market value of investment securities, assets and liabilities at the current rate of exchange; and
         o purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

       The Emerging Markets Fund, International Fund and International Index Fund do not isolate the portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

       The Emerging Markets Fund, International Fund and International Index Fund report certain foreign currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

       FORWARD FOREIGN CURRENCY CONTRACTS - The Emerging Markets Fund, International Fund and International Index Fund may enter into forward foreign currency contracts as


                               100     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS
       hedges against either specific transactions or fund positions. The aggregate principal amount of the contracts are not recorded because the Emerging Markets Fund, International Fund and International Index Fund intend to settle the contracts prior to delivery. All commitments are "marked-to-market" daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. The Emerging Markets Fund, International Index Fund and International Fund realize gains or losses at the time the forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the period are recognized as ordinary income or loss for federal income tax purposes.

       EXPENSES - Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses are allocated to the Funds on the basis of relative net assets. Class specific expenses, such as the 12b-1 fees, are borne by that Class. Income, other expenses and realized and unrealized gains and losses of a Fund are allocated to the respective Class on the basis of the relative net assets each day.

       OPTIONS TRANSACTIONS - In order to hedge against market risks certain Funds may write covered call options and purchase put options on stock indices and on securities in which the funds invest. Options are valued daily based upon the last sales price on the principal exchange on which the option is traded, and the fund records the unrealized gain or loss. A fund will realize a gain or loss upon the expiration or closing of the options contract.

       SECURITIES LENDING - Each Fund may lend up to one-third of the value of its total assets to broker-dealers, banks or other institutional borrowers of securities in order to earn additional income. Each Fund's policy is to maintain collateral in the form of cash, United States Government securities or other high grade debt obligations equal to at least 100% of the value of securities loaned. The collateral is then "marked-to-market" daily until the securities are returned.

       USE OF ESTIMATES IN PREPARATION OF FINANCIAL STATEMENTS - The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amount of net assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results of operations during the reporting period. Actual results could differ from those estimates.


                               101     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

NOTES TO
FINANCIAL STATEMENTS   SEPTEMBER 30, 1999

3 > FEES AND EXPENSES

       ADVISOR FEES - Pursuant to an investment advisory agreement (the "Agreement"), First American Asset Management (the "Advisor") a division of U.S. Bank National Association ("U.S. Bank") manages each Fund's assets and furnishes related office facilities, equipment, research and personnel. The Agreement requires each Fund to pay the Advisor a monthly fee based upon average daily net assets. The fee for each Fund, other than the International Fund and Emerging Markets Fund, is equal to an annual rate of .70% of the average daily net assets. The fee for the International Fund and Emerging Markets Fund is equal to an annual rate of 1.25% of average daily net assets. The advisor intends to waive fees during the current fiscal year so that total fund operating expenses do not exceed expense limitations. Fee waivers may be discontinued at any time.

       Funds may invest in First American Funds, Inc. (FAF), subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicative investment advisory fees, the Advisor reimburses each FAIF fund an amount equal to the investment advisory fee earned by FAF related to such investments.

       SUB-ADVISOR FEES - Marvin & Palmer Associates, Inc., serves as Sub-Advisor to the International Fund and Emerging Markets Fund pursuant to a Sub-Advisory Agreement with the Advisor. For International Fund, Marvin & Palmer is paid a monthly fee by the Advisor calculated on an annual basis equal to 0.75% of the first $100 million of International Fund's average daily net assets, 0.50% of International Fund's average daily net assets in excess of $100 million up to $300 million, 0.45% of International Fund's average daily net assets in excess of $300 million up to $500 million and 0.40% of International Fund's average daily net assets in excess of $500 million. For Emerging Markets Fund, Marvin & Palmer is paid a monthly fee by the Advisor calculated on an annual basis equal to 0.85% of the first $100 million of Emerging Markets Fund's average daily net assets, 0.60% of Emerging Markets Fund's average daily net assets in excess of $100 million up to $300 million, 0.55% of Emerging Markets Fund's average daily net assets in excess of $300 million up to $500 million, and 0.50% of Emerging Markets Fund's average daily net assets in excess of $500 million.

       ADMINISTRATION FEES - SEI Investments Management Corporation ("SIMC") provides administrative services, including certain accounting, legal and shareholder services, for a monthly administrator fee calculated at an annual rate equal to 0.12% of each Fund's average daily net assets with a minimum annual fee of $50,000 per fund. To the extent that the aggregate net assets of the First American Family of Funds exceed $8 billion, each fund's fee is reduced to 0.105% for their relative shares of the excess net assets. The Mid Cap Growth Fund and Emerging Markets Fund are eligible for the $50,000 minimum.

       SUB-ADMINISTRATION FEES - The Advisor assists SIMC and provides sub-administration services for the Funds. For these services, SIMC compensates the sub-administrator monthly at an annual rate of up to 0.05% of each Fund's average daily net assets. Under the agreement SIMC paid U.S. Bank $8,411,000 in aggregate for the First American Family of Funds. The fees for the year ended September 30, 1999, were approximately equal to an annual rate of 0.028% of average daily net assets.

       For the year ended September 30, 1999, fees paid for the funds included in this annual report were as follows (000):


                               102     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

                   ----------------------------------------------
                   Balanced Fund                             $151
                   Equity Income Fund                         110
                   Equity Index Fund                          390
                   Large Cap Growth Fund                      267
                   Large Cap Value Fund                       448
                   Mid Cap Growth Fund                         97
                   Mid Cap Value Fund                         112
                   Micro Cap Value Fund                        24
                   Regional Equity Fund                        65
                   Small Cap Growth Fund                       62
                   Small Cap Value Fund                        99
                   Emerging Markets Fund                       10
                   International Fund                         128
                   International Index Fund                    35
                   Health Sciences Fund                         5
                   Real Estate Fund                            17
                   Technology Fund                             49
                   ----------------------------------------------

       CUSTODIAN FEES - Through a separate contractual agreement, U.S. Bank serves as the Funds' custodian. The fee for each Fund, other than Emerging Markets, International Fund and International Index Fund, is equal to an annual rate of 0.03% of average daily net assets. The fee for Emerging Markets, International Fund, and International Index Fund is equal to an annual rate of 0.10% of average daily net assets. All fees are computed daily and paid monthly.

       DISTRIBUTION FEES - SEI Investments Distribution Co. ("SIDCO") serves as distributor of the Funds. Under the respective distribution plan, each of the Funds pay SIDCO a monthly distribution fee equal to an annual rate of 0.25% of each Fund's average daily net assets of the Cass A shares and 1.00% of the Class B shares and 1.00% Class C shares, which may be used by SIDCO to provide compensation for sales support and distribution activities. No distribution fees are paid by Class Y shares. Under the agreement, SIDCO paid the following amounts to affiliates of U.S. Bank for the year ended September 30, 1999 (000):

                                                 U.S. BANCORP
                                   U.S. BANK    PIPER JAFFRAY    U.S. BANK TRUST
       -------------------------------------------------------------------------
       Balanced Fund                    $175             $ 52                $ 8
       Equity Income Fund                 40                2                  3
       Equity Index Fund                 195               37                  2
       Large Cap Growth Fund              48              229                 12
       Large Cap Value Fund              228              201                  7
       Mid Cap Growth Fund                68              327                 15
       Mid Cap Value Fund                 75                2                 --
       Micro Cap Value Fund                2               --                 --
       Regional Equity Fund               84                3                 --
       Small Cap Growth Fund              18               55                  1
       Small Cap Value Fund               20                4                  1
       Emerging Markets Fund               2                9                 --
       International Fund                 27               60                  4
       International Index Fund            4                1                 --
       Health Sciences Fund                3               --                 --
       Real Estate Fund                    7                1                 --
       Technology Fund                    33                2                 --
       -------------------------------------------------------------------------

       TRANSFER AGENT FEES - DST Systems, Inc. provides transfer agency services for the Funds. Effective October 1, 1998, FAIF has appointed U.S. Bank as servicing agent to perform certain transfer agent and dividend disbursing agent services with respect to the


                               103     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

NOTES TO
FINANCIAL STATEMENTS   SEPTEMBER 30, 1999

       Class A shares of the Funds held through accounts at U.S. Bank and its affiliates. As the servicing agent, U.S. Bank was paid $4,921,000 in aggregate for the year ended September 30, 1999.

       For the year ended September 30, 1999, fees paid to U.S. Bank for the Funds included in this annual report were as follows (000):

                   ----------------------------------------------
                   Balanced Fund                             $ 27
                   Equity Income Fund                           1
                   Equity Index Fund                           16
                   Large Cap Growth Fund                      125
                   Large Cap Value Fund                       112
                   Mid Cap Growth Fund                        222
                   Mid Cap Value Fund                           2
                   Micro Cap Value Fund                        --
                   Regional Equity Fund                         2
                   Small Cap Growth Fund                       50
                   Small Cap Value Fund                         5
                   Emerging Markets Fund                       26
                   International Fund                          73
                   International Index Fund                     1
                   Health Sciences Fund                         1
                   Real Estate Securities Fund                  1
                   Technology Fund                              3
                   ----------------------------------------------

       OTHER FEES - In addition to the investment advisory and management fees, custodian fees, distribution fees, administrator and transfer agent fees, each Fund is responsible for paying most other operating expenses including organization costs, fees and expenses of outside directors, registration fees, printing shareholder reports, legal, auditing, insurance and other miscellaneous expenses.

       For the year ended September 30, 1999, legal fees and expenses were paid to a law firm of which the Secretary of the Funds is a partner.

       SALES CHARGES - A Contingent Deferred Sales Charge ("CDSC") is imposed on redemptions made in the Class B shares. The CDSC varies depending on the number of years from time of payment for the purchase of Class B shares until the redemption of such shares.

                                                                  CDSC
                                             AS A PERCENTAGE OF DOLLAR
                      YEAR SINCE PURCHASE     AMOUNT SUBJECT TO CHARGE
                      ------------------------------------------------
                           First                         5.00%
                           Second                        5.00%
                           Third                         4.00%
                           Fourth                        3.00%
                           Fifth                         2.00%
                           Sixth                         1.00%
                           Seventh                       0.00%
                           Eighth                        0.00%
                      ------------------------------------------------

       Class B shares will automatically convert to Class A shares eight years after the first day of the month shares are purchased.

       A CDSC of 1.00% is imposed on redemptions made in Class C shares for the first eighteen months.

       The CDSC for Class B shares and Class C shares is imposed on the value of the purchased shares, or the value at the time of redemption, whichever is less.

       For the year ended September 30, 1999, sales charges retained by SIDCO for distributing the First American Family of Funds' shares were approximately $159,000.


                               104     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

4 > CAPITAL SHARE TRANSACTIONS

Capital share transactions for the funds were as follows (000):

                                                                     BALANCED                  EQUITY                   EQUITY
                                                                         FUND             INCOME FUND               INDEX FUND
-------------------------------------------------------------------------------------------------------------------------------
                                                          10/1/98     10/1/97     10/1/98     10/1/97      10/1/98     10/1/97
                                                               to          to          to          to           to          to
                                                          9/30/99     9/30/98     9/30/99     9/30/98      9/30/99     9/30/98
-------------------------------------------------------------------------------------------------------------------------------
Class A:
 Shares issued                                              1,016       1,223         728       1,181        2,912       4,002
 Shares issued in connection with acquisition of
  Qualivest Fund (Asset Allocation for Balanced)               --         166          --          --           --         296
 Shares issued in connection with acquisition of
  Piper Fund                                                   --       3,018          --          --           --          --
 Shares issued in lieu of cash distributions                  776         267          47          36           74          81
 Shares redeemed                                           (2,208)     (1,172)       (287)       (979)        (891)     (2,916)
-------------------------------------------------------------------------------------------------------------------------------
TOTAL CLASS A TRANSACTIONS                                   (416)      3,502         488         238        2,095       1,463
===============================================================================================================================
Class B:
 Shares issued                                                534       1,233         223         169        2,037       1,068
 Shares issued in connection with acquisition of
  Qualivest Fund                                               --         360          --          32           50          --
 Shares issued in lieu of cash distributions                  583         313          40          --           --         104
 Shares redeemed                                             (851)       (492)       (120)        (77)        (331)       (167)
-------------------------------------------------------------------------------------------------------------------------------
TOTAL CLASS B TRANSACTIONS                                    266       1,414         143         124        1,756       1,005
===============================================================================================================================
Class C:
 Shares issued                                                102          --         107          --          684          --
 Shares issued in lieu of cash distributions                    1          --          --          --            1          --
 Shares redeemed                                               --          --          --          --          (23)         --
-------------------------------------------------------------------------------------------------------------------------------
TOTAL CLASS C TRANSACTIONS                                    103          --         107          --          662          --
===============================================================================================================================
Class Y:
 Shares issued                                              6,963       8,578       3,513       2,946       17,985      13,918
 Shares issued in connection with acquisition of
  Qualivest Fund (Asset Allocation for Balanced Fund)          --       6,642          --          --           --      17,735
 Shares issued in lieu of cash distributions                4,481       3,127         210         228        1,350       2,375
 Shares redeemed                                          (17,997)    (12,936)     (4,646)     (3,892)     (20,437)    (12,513)
-------------------------------------------------------------------------------------------------------------------------------
TOTAL CLASS Y TRANSACTIONS                                 (6,553)      5,411        (923)       (718)      (1,102)     21,515
===============================================================================================================================
NET INCREASE (DECREASE) IN CAPITAL SHARES                  (6,600)     10,327        (185)       (356)       3,411      23,983
===============================================================================================================================

                                                                    LARGE CAP               LARGE CAP                  MID CAP
                                                                  GROWTH FUND              VALUE FUND              GROWTH FUND
-------------------------------------------------------------------------------------------------------------------------------
                                                          10/1/98     10/1/97     10/1/98     10/1/97      10/1/98     10/1/97
                                                               to          to          to          to           to          to
                                                          9/30/99     9/30/98     9/30/99     9/30/98      9/30/99     9/30/98
-------------------------------------------------------------------------------------------------------------------------------
Class A:
 Shares issued                                              3,013       2,551       1,328       1,492          836       1,675
 Shares issued in connection with acquisition of
  Qualivest Fund                                               --          --          --         376           --          --
 Shares issued in connection with acquisition of
  Piper Fund                                                   --       9,268          --       4,904           --          --
 Shares issued in lieu of cash distributions                  948          52       1,146         312        3,066       2,165
 Shares redeemed                                           (4,125)     (3,877)     (2,424)     (1,222)      (7,075)     (5,863)
-------------------------------------------------------------------------------------------------------------------------------
TOTAL CLASS A TRANSACTIONS                                   (164)      7,994          50       5,862       (3,173)     (2,023)
===============================================================================================================================
Class B:
 Shares issued -- FAIF                                        335         199         238         637           27           1
 Shares issued -- Piper                                        --          --          --          --           --          45
 Shares issued in lieu of cash distributions -- FAIF           82          49         430         318            1          --
 Shares issued in lieu of cash distributions -- Piper          --          --          --          --           --          10
 Shares redeemed -- FAIF                                     (133)        (95)       (502)       (294)          (1)         --
 Shares redeemed -- Piper                                      --          --          --          --           --        (122)
-------------------------------------------------------------------------------------------------------------------------------
TOTAL CLASS B TRANSACTIONS                                    284         153         166         661           27         (66)
===============================================================================================================================
Class C:
 Shares issued                                                 50          --          60          --           37          --
 Shares issued in lieu of cash distributions                   --          --          --          --           --          --
 Shares redeemed                                               (1)         --          --          --           (1)         --
-------------------------------------------------------------------------------------------------------------------------------
TOTAL CLASS C TRANSACTIONS                                     49          --          60          --           36          --
===============================================================================================================================
Class Y:
 Shares issued                                              9,639      10,313      12,748      15,252       17,943       7,967
 Shares issued in connection with acquisition of
  Common Trust Fund Assets                                     --          --          --      10,794           --          --
 Shares issued in connection with acquisition of
  Qualivest Fund                                               --          --          --       6,653           --          --
 Shares issued in connection with acquisition of
  Piper Fund                                                  487          --          --         595           --          --
 Shares issued in lieu of cash distributions                1,348         740       5,553       4,041        1,200         501
 Shares redeemed                                          (10,125)     (7,929)    (16,244)    (19,513)      (9,045)     (6,171)
-------------------------------------------------------------------------------------------------------------------------------
TOTAL CLASS Y TRANSACTIONS                                  1,349       3,124       2,057      17,822       10,098       2,297
===============================================================================================================================
NET INCREASE IN CAPITAL SHARES                              1,518      11,271       2,333      24,345        6,988         208
===============================================================================================================================

                               105     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

NOTES TO
FINANCIAL STATEMENTS   SEPTEMBER 30, 1999

                                                                               MID CAP             MICRO CAP              REGIONAL
                                                                            VALUE FUND            VALUE FUND           EQUITY FUND
-----------------------------------------------------------------------------------------------------------------------------------
                                                                    10/1/98    10/1/97    10/1/98    10/1/97    10/1/98    10/1/97
                                                                         to         to         to         to         to         to
                                                                    9/30/99    9/30/98    9/30/99    9/30/98    9/30/99    9/30/98
-----------------------------------------------------------------------------------------------------------------------------------
Class A:
 Shares issued                                                          595      2,920        155        595      1,322        509
 Shares issued in lieu of cash distributions                            482        207         25          1         98         64
 Shares redeemed                                                     (1,468)    (2,636)      (121)      (460)    (1,376)      (661)
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL CLASS A TRANSACTIONS                                             (391)       491         59        136         44        (88)
===================================================================================================================================
Class B:
 Shares issued                                                           79        621          4         21         28        258
 Shares issued in lieu of cash distributions                            496        233          7          1        123         83
 Shares redeemed                                                     (1,183)      (271)       (37)        (1)      (808)      (274)
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL CLASS B TRANSACTIONS                                             (608)       583        (26)        21       (657)        67
===================================================================================================================================
Class C:
 Shares issued                                                           13         --         --         --         --         --
 Shares issued in lieu of cash distributions                             --         --         --         --         --         --
 Shares redeemed                                                         --         --         --         --         --         --
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL CLASS C TRANSACTIONS                                               13         --         --         --         --         --
===================================================================================================================================
Class Y:
 Shares issued                                                       12,012     12,176      1,251      1,372      1,461      4,280
 Shares issued in lieu of cash distributions                          4,173      2,368        592        661        681        481
 Shares redeemed                                                    (20,520)    (7,809)   (10,792)    (6,377)    (8,182)    (6,472)
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL CLASS Y TRANSACTIONS                                           (4,335)     6,735     (8,949)    (4,344)    (6,040)    (1,711)
===================================================================================================================================
NET INCREASE (DECREASE) IN CAPITAL SHARES                            (5,321)     7,809     (8,916)    (4,187)    (6,653)    (1,732)
===================================================================================================================================

                                                                   SMALL CAP                        SMALL CAP              EMERGING
                                                                 GROWTH FUND                       VALUE FUND          MARKETS FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                          10/1/98    10/1/97    10/1/98    12/1/97     8/1/97    10/1/98    10/1/97
                                                               to         to         to         to         to         to         to
                                                          9/30/99    9/30/98    9/30/99    9/30/98   11/30/97    9/30/99    9/30/98
------------------------------------------------------------------------------------------------------------------------------------
Class A:
 Shares issued                                              3,781      1,883        342      2,286      1,021         43         83
 Shares issued in connection with acquisition of
  Piper Fund                                                   --        409         --         --         --         --         --
 Shares issued in lieu of cash distributions                    4        351         77         83         --         --          4
 Shares redeemed                                           (4,240)    (2,314)      (587)    (2,426)    (1,225)      (331)      (678)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL CLASS A TRANSACTIONS                                   (455)       329       (168)       (57)      (204)      (288)      (591)
====================================================================================================================================
Class B:
 Shares issued -- FAIF                                         70          5         50         49         --          2         --
 Shares issued -- Piper                                        --         65         --         --         --         --          3
 Shares issued in connection with acquisition of
  Piper Fund                                                   --         95         --         --         --         --         --
 Shares issued in lieu of cash distributions -- Piper          --          1         --         --         --         --         --
 Shares redeemed -- FAIF                                      (28)        (4)         4         (3)        --         --         --
 Shares redeemed -- Piper                                      --       (116)       (27)        --         --         --        (32)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL CLASS B TRANSACTIONS                                     42         46         27         46         --          2        (29)
====================================================================================================================================
Class C:
 Shares issued                                                 19         --          8         --         --         --         --
 Shares issued in lieu of cash distributions                   --         --         --         --         --         --         --
 Shares redeemed                                               --         --         --         --         --         --         --
------------------------------------------------------------------------------------------------------------------------------------
TOTAL CLASS C TRANSACTIONS                                     19         --          8         --         --         --         --
====================================================================================================================================
Class Y:
 Shares issued                                              8,081        610      9,570     12,604      6,328      5,113      1,331
 Shares issued in connection with acquisition of
  Piper Fund                                                   --     10,283         --         --         --         --         --
 Shares issued in lieu of cash distributions                    4         --      2,014      2,024          4         --         --
 Shares redeemed                                           (2,891)    (1,388)   (15,705)   (12,922)    (6,230)      (519)        (5)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL CLASS Y TRANSACTIONS                                  5,194      9,505     (4,121)     1,706        102      4,594      1,326
====================================================================================================================================
NET INCREASE (DECREASE) IN CAPITAL SHARES                   4,800      9,880     (4,254)     1,695       (102)     4,308        706
====================================================================================================================================


                               106     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

                                                                 INTERNATIONAL                   INTERNATIONAL               HEALTH
                                                                          FUND                      INDEX FUND        SCIENCES FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                            10/1/98    10/1/97    10/1/98   12/1/97     8/1/97    10/1/98   10/1/97
                                                                 to         to         to        to         to         to        to
                                                            9/30/99    9/30/98    9/30/99   9/30/98   11/30/97    9/30/99   9/30/98
------------------------------------------------------------------------------------------------------------------------------------
Class A:
 Shares issued                                                7,655     16,428        865        88          4        146       193
 Shares issued in connection with acquisition of Piper Fund      --      3,127         --        --         --         --        --
 Shares issued in lieu of cash distributions                    206         13         15         2         --          1        10
 Shares redeemed                                             (7,985)   (16,973)      (789)      (30)       (18)      (237)      (15)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL CLASS A TRANSACTIONS                                     (124)     2,595         91        60        (14)       (90)      188
====================================================================================================================================
Class B:
 Shares issued                                                   85         85         46        13         --         67        40
 Shares issued in lieu of cash distributions                     13         10          1        --         --         --         8
 Shares redeemed                                                (49)       (28)        (4)       (2)        --        (23)       (7)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL CLASS B TRANSACTIONS                                       49         67         43        11         --         44        41
====================================================================================================================================
Class C:
 Shares issued                                                   67         --         --        --         --         --        --
 Shares issued in lieu of cash distributions                     --         --         --        --         --         --        --
 Shares redeemed                                                 (2)        --         --        --         --         --        --
------------------------------------------------------------------------------------------------------------------------------------
TOTAL CLASS C TRANSACTIONS                                       65         --         --        --         --         --        --
====================================================================================================================================
Class Y:
 Shares issued                                               11,678     18,643        562     2,283      3,022         52       600
 Shares issued in connection with acquisition of Piper Fund      --        248         --        --         --         --        --
 Shares issued in lieu of cash distributions                    939        680        693       184         28          1        61
 Shares redeemed                                             (8,887)    (7,532)      (895)   (6,842)    (5,882)    (1,383)   (1,273)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL CLASS Y TRANSACTIONS                                    3,730     12,039        360    (4,375)    (2,832)    (1,330)     (612)
====================================================================================================================================
NET INCREASE (DECREASE) IN CAPITAL SHARES                     3,720     14,701        494    (4,304)    (2,846)    (1,376)     (383)
====================================================================================================================================

                                                                     REAL ESTATE            TECHNOLOGY
                                                                 SECURITIES FUND                  FUND
-------------------------------------------------------------------------------------------------------
                                                              10/1/98    10/1/97    10/1/98    10/1/97
                                                                   to         to         to         to
                                                              9/30/99    9/30/98    9/30/99    9/30/98
-------------------------------------------------------------------------------------------------------
Class A:
 Shares issued                                                     31         71      2,877      7,345
 Shares issued in lieu of cash distributions                        8         10         21         22
 Shares redeemed                                                  (65)       (55)    (2,763)    (7,148)
-------------------------------------------------------------------------------------------------------
TOTAL CLASS A TRANSACTIONS                                        (26)        26        135        219
=======================================================================================================
Class B:
 Shares issued                                                     65         59        223        114
 Shares issued in lieu of cash distributions                       10         15         22         37
 Shares redeemed                                                 (121)       (46)      (105)       (83)
-------------------------------------------------------------------------------------------------------
TOTAL CLASS B TRANSACTIONS                                        (46)        28        140         68
=======================================================================================================
Class Y:
 Shares issued                                                  1,842      3,327      1,026      2,692
 Shares issued in lieu of cash distributions                       42         69         54        107
 Shares redeemed                                               (1,922)    (1,318)    (1,302)    (3,708)
-------------------------------------------------------------------------------------------------------
TOTAL CLASS Y TRANSACTIONS                                        (38)     2,078       (222)      (909)
=======================================================================================================
NET INCREASE (DECREASE) IN CAPITAL SHARES                        (110)     2,132         53       (622)
=======================================================================================================


                               107     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

NOTES TO
FINANCIAL STATEMENTS   SEPTEMBER 30, 1999

5 > INVESTMENT SECURITY TRANSACTIONS

       During the year ended September 30, 1999, purchases of securities and proceeds from sales of securities, other than temporary investments in short-term securities, were as follows (000):

                                     U.S. GOVERNMENT         OTHER INVESTMENT
                                          SECURITIES               SECURITIES
       -------------------------------------------------------------------------
                                   PURCHASES     SALES    PURCHASES        SALES
                                   ---------------------------------------------
       Balanced Fund               $126,207   $157,132     $384,847   $  524,563
       Equity Income Fund                --         --      133,029      153,357
       Equity Index Fund                 --         --      186,010       97,078
       Large Cap Growth Fund             --         --      537,678      629,872
       Large Cap Value Fund              --         --      959,269    1,152,928
       Mid Cap Growth Fund               --         --      341,062      311,586
       Mid Cap Value Fund                --         --      492,391      672,356
       Micro Cap Value Fund              --         --       18,314      104,459
       Regional Equity Fund              --         --       41,173      162,821
       Small Cap Growth Fund             --         --      291,286      228,958
       Small Cap Value Fund              --         --      152,295      221,069
       Emerging Markets Fund             --         --       65,389       42,570
       International Fund                --         --      701,773      673,042
       International Index Fund          --         --          477        5,123
       Health Sciences Fund              --         --        9,645       18,994
       Real Estate Securities Fund       --         --       13,009       13,039
       Technology Fund                   --         --      322,953      322,830
       -------------------------------------------------------------------------

       At September 30, 1999, the total cost of securities for Federal income tax purposes was not materially different from amounts reported for financial reporting purposes. The aggregate gross unrealized appreciation and depreciation for securities held by the Funds at September 30, 1999, is as follows (000):

                                  AGGREGATE GROSS   AGGREGATE GROSS
                                     APPRECIATION      DEPRECIATION         NET
       ------------------------------------------------------------------------
       Balanced Fund                    $  45,914        $ (17,331)   $  28,583
       Equity Income Fund                 134,549           (7,627)     126,922
       Equity Index Fund                  637,718          (52,552)     585,166
       Large Cap Growth Fund              400,951          (23,106)     377,845
       Large Cap Value Fund               257,199          (71,522)     185,677
       Mid Cap Growth Fund                 91,697          (15,251)      76,446
       Mid Cap Value Fund                  16,725          (51,654)     (34,929)
       Micro Cap Value Fund                19,750           (5,316)      14,434
       Regional Equity Fund                61,899          (12,262)      49,637
       Small Cap Growth Fund               57,487          (20,554)      36,933
       Small Cap Value Fund                93,682          (36,929)      56,753
       Emerging Markets Fund                7,526             (689)       6,837
       International Fund                 146,758          (13,906)     132,852
       International Index Fund            44,792          (11,799)      32,993
       Health Sciences Fund                 1,995           (1,129)         866
       Real Estate Securities Fund          1,744           (8,699)      (6,955)
       Technology Fund                     80,408           (3,214)      77,194
       ------------------------------------------------------------------------


                               108     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

       At September 30, 1999, the following funds have capital loss carryforwards:

       FUND                              AMOUNT (000)            EXPIRATION DATE
       -------------------------------------------------------------------------
       Mid Cap Value                          $16,610                       2007
       International Index                         16                       2007
       Emerging Markets                         9,829                  2003-2007
       Health Sciences                             14                       2007
       Real Estate Securities                   3,426                  2006-2007
       -------------------------------------------------------------------------

       The amount for the Real Estate Securities Fund is an estimate because its tax year end is December 31.

       The Mid Cap Value Fund, Health Sciences Fund, Emerging Markets Fund, and International Index Fund incurred losses for tax purposes in the amount of $77,402,000, $108,000, $2,183,000, and $461,000 for November 1, 1998,
       to September 30, 1999, respectively. As permitted by tax regulations, the Funds intend to elect to defer and treat these losses as arising in the fiscal year ending September 30, 2000.


6 > DEFERRED ORGANIZATIONAL COSTS

       Organizational costs have been capitalized by the Funds and are being amortized over 60 months commencing with operations on a straight-line basis.


7 > FORWARD FOREIGN CURRENCY CONTRACTS

       The International Fund enters into forward foreign currency exchange contracts as hedges against portfolio positions and in connection with portfolio purchases and sales of securities denominated in a foreign currency. Such contracts, which protect the value of the fund's investment securities against a decline in the value of the hedged currency, do not eliminate fluctuations in the underlying prices of the securities. They simply establish an exchange rate at a future date. Although such contracts tend to minimize the risk of loss due to a decline in the value of a hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of such foreign currency increase.

       The following forward foreign currency contracts were outstanding at September 30, 1999, for the International Fund.


                               109     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

NOTES TO
FINANCIAL STATEMENTS   SEPTEMBER 30, 1999

       SETTLEMENT      CONTRACTS TO   IN EXCHANGE   NET UNREALIZED APPRECIATION/
            DATES     DELIVER (000)     FOR (000)           (DEPRECIATION) (000)
       -------------------------------------------------------------------------

       FOREIGN CURRENCY SALES:
          10/08/99       44,290 EUR      $ 47,320                      $    (57)
          10/08/99       60,770 EUR        62,918                        (2,087)
          10/08/99        5,970 EUR         6,237                          (148)
          10/08/99       24,520 GBP        39,494                          (882)
          10/08/99       41,470 SEK         5,038                           (70)
          10/08/99       54,750 SEK         6,745                             1
          10/01/99        6,819 THB           165                            (2)
                                         --------                      --------
                                         $167,917                      $ (3,245)

       FOREIGN CURRENCY PURCHASES:
          10/01/99        1,143 EUR      $  1,208                      $     14
          10/01/99          743 EUR           785                             9
          10/01/99          657 EUR           695                             8
          10/08/99       44,290 EUR        47,177                           200
          10/08/99        5,850 EUR         6,231                            27
          10/29/99        1,068 EUR         1,131                            13
          10/08/99       24,520 GBP        40,084                           292
          10/01/99      176,390 JPY         1,666                            (7)
          10/08/99       41,470 SEK         5,088                            20
          10/08/99       54,750 SEK         6,717                            26
                                         --------                      --------
                                         $110,782                      $    602
                                                                       --------
                                                                       $ (2,643)
                                                                       ========
       CURRENCY LEGEND
       ---------------
       EUR Euro
       GBP Great British
       Pound
       JPY Japanese Yen
       SEK Swedish Krona
       THB Thai Baht

8 > FUTURES CONTRACTS

       The Equity Index Fund's investment in S&P 500 Index futures contracts is designed to maintain sufficient liquidity to meet redemption requests and to increase the level of fund assets devoted to replicating the composition of the S&P 500 Index while reducing transaction costs. Risks of entering into futures contracts, in general, include the possibility that there will not be a perfect price correlation between the futures contracts and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that a fund could lose more than the original margin deposit required to initiate a futures transaction. Unrealized gains or losses on outstanding positions in futures contracts held at the close of the year will be recognized as capital gains or losses for Federal income tax purposes. At September 30, 1999, open long S&P 500 Index futures contracts were as follows:

                             MARKET VALUE
       NUMBER OF               COVERED BY          SETTLEMENT         UNREALIZED
       CONTRACTS          CONTRACTS (000)               MONTH         LOSS (000)
       -------------------------------------------------------------------------
               3                   $  973            Dec - 99            $  (28)
               2                      649            Dec - 99               (27)
               2                      649            Dec - 99               (24)
               2                      649            Dec - 99               (17)
               1                      325            Dec - 99               (13)
               1                      325            Dec - 99                (9)
               1                      325            Dec - 99                (9)
       -------------------------------------------------------------------------
              12                   $3,895                                $ (127)
       -------------------------------------------------------------------------


                               110     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

9 > OPTIONS TRANSACTIONS

       The Mid Cap Value Fund wrote covered call options and purchased put options during the period. These transactions, which were undertaken principally to hedge against market risk, entail certain risks. The risks include the risk of imperfect correlation between movements of the index covered by the option and movement in the price of the fund's securities, and the risk of limited liquidity in the event the fund seeks to close out an option position before expiration by entering into an offsetting transaction. These transactions give the holder the right to receive, upon exercise of the option, a defined amount of cash if the closing value of the index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. Written options activity for Mid Cap Value Fund for the year ended September 30, 1999, is as follows:

                                                     CALL OPTIONS (000)
                                     ------------------------------------------
                                             NUMBER OF                AMOUNT OF
                                               OPTIONS                 PREMIUMS
       ------------------------------------------------------------------------
       Options outstanding at
        September 30, 1998                          --                $      --
       Options written                           5,200                $  21,366
       Options expired or closed                (5,200)                 (21,366)
                                     ------------------------------------------
       Options outstanding at
        September 30, 1999                          --                $      --
       ------------------------------------------------------------------------

       The Fund realized losses of approximately $6,875 on written options during the period.


10 > SECURITIES LENDING TRANSACTIONS

       In order to generate additional income, the Funds may lend portfolio securities representing up to one-third of the value of total assets (which includes collateral received for securities on loan) to broker dealers, banks, or other institutional borrowers of securities. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the security fail financially. The market value of the securities on loan at September 30, 1999, the collateral purchased with cash received and held at September 30, 1999, with respect to such loans, and income generated during the year ended September 30, 1999, from the program were as follows (000):

                                   MARKET VALUE OF               INCOME RECEIVED
       FUND                      LOANED SECURITIES       FROM SECURITIES LENDING
       -------------------------------------------------------------------------
       Balanced                           $124,442                          $176
       Equity Income                        63,202                           183
       Equity Index                        335,813                           379
       Large Cap Growth                    299,349                           311
       Large Cap Value                     302,106                           318
       Mid Cap Growth                      132,642                           246
       Mid Cap Value                        50,374                           115
       Micro Cap Value                       6,908                            13
       Regional Equity                      18,880                            82
       Small Cap Growth                     56,968                           148
       Small Cap Value                      33,152                            67
       Health Sciences                       1,960                            10
       Real Estate Securities               13,714                            10
       Technology                           75,733                           214
       -------------------------------------------------------------------------


                               111     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

NOTES TO
FINANCIAL STATEMENTS   SEPTEMBER 30, 1999

                         MARKET VALUE OF COLLATERAL PURCHASED WITH CASH RECEIVED
                         -------------------------------------------------------
                                                         OTHER FIXED
                             REPURCHASE   MONEY MARKET        INCOME
       FUND                  AGREEMENTS    INSTRUMENTS    SECURITIES       TOTAL
       -------------------------------------------------------------------------
       Balanced                $ 89,224         $1,029       $36,771    $127,024
       Equity Income             45,316            522        18,675      64,513
       Equity Index             240,777          2,776        99,228     342,781
       Large Cap Growth         214,632          2,475        88,453     305,560
       Large Cap Value          216,609          2,498        89,268     308,375
       Mid Cap Growth            95,104          1,097        39,194     135,395
       Mid Cap Value             36,118            416        14,885      51,419
       Micro Cap Value            4,953             57         2,041       7,051
       Regional Equity           13,537            156         5,579      19,272
       Small Cap Growth          40,846            471        16,833      58,150
       Small Cap Value           23,770            274         9,796      33,840
       Health Sciences            1,405             16           579       2,000
       Real Estate Securities     9,833            113         4,053      13,999
       Technology                54,301            626        22,378      77,305
       -------------------------------------------------------------------------

       U.S. Bank National Association acts as the securities lending agent in transactions involving the lending of portfolio securities on behalf of the funds. For these services, U.S. Bank National Association received $2,270,000 in aggregate securities lending fees for the year ended September 30, 1999. Fees generated from the funds included in this annual report for securities lending were as follows (000):

                   ----------------------------------------------
                   Balanced Fund                              114
                   Equity Income Fund                         119
                   Equity Index Fund                          248
                   Large Cap Growth Fund                      203
                   Large Cap Value Fund                       211
                   Mid Cap Value                               74
                   Mid Cap Growth Fund                        162
                   Micro Cap Value Fund                         9
                   Regional Equity Fund                        55
                   Small Cap Growth Fund                       98
                   Small Cap Value Fund                        43
                   Emerging Markets Fund                       --
                   International Fund                          --
                   International Index Fund                    --
                   Health Sciences Fund                         6
                   Real Estate Fund                             6
                   Technology Fund                            141
                   ----------------------------------------------

11 > COMMON TRUST FUND CONVERSIONS

       On July 23, 1999, the Piper Trust Common Equity was converted into the Large Cap Growth Fund. The assets, which consisted of securities and related receivables, were converted on a tax free basis. At the time of conversion 487,250 shares of Class Y of the Large Cap Growth Fund were issued. The net assets of the Piper Trust Common Equity and Large Cap Growth Fund immediately before the conversion were $9,808,354 and $1,059,225,834 respectively. Included in the net assets of the Piper Trust Common Equity were $3,681,404 of unrealized gains.

       On December 6, 1997, the Large Companies Value Trust Fund of the Advisor was converted into the Large Cap Value Fund. The assets, which consisted of securities and related receivables, were converted on a tax-free basis. 10,793,662 of Class Y shares of the Large Cap Value Fund were issued at the time of conversion. The net assets of the


                               112     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

       Common Trust Fund and Large Cap Value Fund immediately before the conversion were $265,739,968 and $1,574,696,070 respectively. Included in this amount was $86,510,389 of unrealized gains.


12 > QUALIVEST MERGER

       On November 21, 1997, the following reorganization of the Qualivest Funds into the FAIF Funds took place pursuant to a Plan of Reorganization approved by the Qualivest shareholders on October 31, 1997:

       QUALIVEST ACQUIRED FUND                   FAIF ACQUIRING FUND
       -------------------------------------------------------------------------
       Optimized Stock Fund                      Equity Index Fund
       Large Companies Value Fund                Large Cap Value Fund
       International Opportunities Fund          International Index Fund
                                                  (New FAIF Fund)
       Small Companies Value Fund                Small Cap Value Fund
                                                  (New FAIF Fund)
       -------------------------------------------------------------------------

       Under the Agreement and Plan of Reorganization, the Qualivest Class A and Class C shares were exchanged on a tax-free basis for FAIF Class A shares. Qualivest Class Q and Class Y shares were exchanged for shares of FAIF Class Y.

       The financial information presented for Small Cap Value Fund and International Index Fund prior to November 21, 1997, is that of the Qualivest Small Companies Value Fund and International Opportunities Fund, respectively. The historical financial information was carried over to the newly formed FAIF fund.

       The net assets before the reorganization and shares issued and redeemed were as follows:

                                                          FAIF         QUALIVEST
                                              ACQUIRING FUND'S   ACQUIRED FUND'S
       FAIF FUND                 NET ASSETS      SHARES ISSUED   SHARES REDEEMED
       -------------------------------------------------------------------------
       Equity Index          $  588,178,511         18,031,329        22,037,539
       Large Cap Value        1,118,968,409          7,029,057        12,142,680
       International Index               --         17,489,227        17,489,234
       Small Cap Value                   --         25,553,735        25,556,824
       -------------------------------------------------------------------------

       Included in the net assets from the Qualivest Funds were the following components:

                                                       UNDISTRIBUTED
                                                   (DISTRIBUTIONS IN    ACCUMULATED
                                                      EXCESS OF) NET       REALIZED   NET UNREALIZED
       QUALIVEST FUND             PAID IN CAPITAL  INVESTMENT INCOME    GAIN (LOSS)     APPRECIATION     NET ASSETS
       ------------------------------------------------------------------------------------------------------------
       Optimized Stock               $244,963,207        $   (3,653)   $   (46,158)     $106,772,181   $351,685,577
       Large Companies Value          127,578,224            (7,466)       (56,214)       43,260,898    170,775,442
       International Opportunities    183,254,306           866,770      3,224,763         7,354,218    194,700,057
       Small Companies Value          289,976,520          (113,306)    36,052,451       144,053,739    469,969,404
       ------------------------------------------------------------------------------------------------------------


13 > FAIF ASSET ALLOCATION MERGER

       On November 21, 1997, the assets of FAIF Asset Allocation Fund were reorganized into the FAIF Balanced Fund. Under the Agreement and Plan of Reorganization, the Asset Allocation Class A, Class B, and Class Y shares were exchanged for Class A, Class B, and Class Y shares of Balanced Fund.

       The acquisition was accompanied by a tax-free exchange in which 9,475,207 shares of the Asset Allocation Fund were exchanged for 7,167,873 shares of the Balanced Fund. The total net assets of the Balanced Fund prior to the conversion were $514,997,252. Asset Allocation net assets on November 21, 1997, were combined with those of the


                               113     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

NOTES TO
FINANCIAL STATEMENTS   SEPTEMBER 30, 1999

       Balanced Fund. Included in the net assets of $101,649,757 were $89,550,476 of paid in capital, $110 of excess of distribution over net investment income, $145,003 of accumulated net realized losses and $12,244,394 of net unrealized appreciation.


14 > PIPER MERGER

       The Board of Directors and shareholders of the Piper Funds approved a reorganization of certain Piper Funds into FAIF which took place at the close of business on July 31, 1998 (August 7, 1998 for Emerging Growth Fund and Emerging Markets Growth Fund):

       PIPER ACQUIRED FUND         FAIF ACQUIRING FUND
       -------------------------------------------------------------------------
       Balanced                    Balanced
       Growth                      Large Cap Growth (formerly Diversified Growth
                                    Fund)
       Growth and Income           Large Cap Value (formerly Stock Fund)
       Emerging Growth             Mid Cap Growth (New FAIF shell)
       Small Company Growth        Small Cap Growth (formerly Emerging Growth)
       Pacific-European Growth     International
       Emerging Markets Growth     Emerging Markets (New FAIF shell)
       -------------------------------------------------------------------------

       Under the Agreement and Plan of Reorganization the Piper Class A shares were exchanged on a tax free basis for FAIF Class A shares, and Piper Class Y shares were exchanged for FAIF Class Y shares.

       The financial information presented for Small Cap Growth Fund prior to July 31, 1998, and for Mid Cap Growth Fund and Emerging Markets Growth Fund prior to August 7, 1998, is that of the Piper Small Company Growth Fund, Piper Emerging Growth Fund, and Piper Emerging Markets Growth Fund, respectively. The historical financial information of the Piper Funds were carried over to the newly formed FAIF funds.

       The net assets before the reorganization and shares issued and redeemed by the corresponding FAIF funds were as follows:

                                                          FAIF             PIPER
                                              ACQUIRING FUND'S   ACQUIRED FUND'S
       FAIF FUND                 NET ASSETS      SHARES ISSUED   SHARES REDEEMED
       -------------------------------------------------------------------------

       Balanced              $  585,905,723          3,017,680         3,150,040
       Large Cap Growth         786,895,792          9,268,056        16,443,730
       Large Cap Value        1,533,335,392          5,499,970         7,909,764
       Mid Cap Growth                    --         21,069,733        21,069,733
       International            445,542,928          3,374,185         3,752,849
       Emerging Markets                  --          1,014,036         1,014,036
       -------------------------------------------------------------------------

       Included in the net assets from the Piper Funds were the following components:

                                                  (DISTRIBUTIONS IN    ACCUMULATED   NET UNREALIZED
                                                     EXCESS OF) NET       REALIZED    APPRECIATION/
       PIPER FUND               PAID IN CAPITAL   INVESTMENT INCOME    GAIN (LOSS)     DEPRECIATION     NET ASSETS
       -----------------------------------------------------------------------------------------------------------
       Balanced                    $ 33,376,466         $        --    $        --      $10,507,084   $ 43,883,550
       Growth                        98,020,791                  --             --       72,267,759    170,288,550
       Growth & Income               83,543,993                  --         (1,112)      53,525,337    137,068,218
       Emerging Growth              146,516,915          (1,559,461)    55,342,876       92,043,362    292,343,692
       Pacific-European Growth       42,458,135                 (30)    (1,605,538)      10,368,460     51,221,027
       Emerging Markets Growth       15,062,390            (202,028)    (7,144,878)        (342,930)     7,372,554
       -----------------------------------------------------------------------------------------------------------

       On July 31, 1998, the First American Small Cap Growth Fund acquired the Piper Small Company Growth Fund. The Piper Small Company Growth Fund is the financial reporting survivor. Therefore, Small Cap Growth Fund net assets were combined with those of the Piper Small Company Growth Fund. Prior to the conversion the Piper Small


                               114     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

       Company Growth Fund net assets were $31,790,965. Included in the net assets of $154,094,291 of Small Cap Growth Fund were $133,865,910 of paid in capital, $65,299 of undistributed net investment income, $8,286,188 of accumulated net realized gains, and $11,876,894 of net unrealized appreciation. At the time of conversion the shares outstanding of the Piper Small Company Growth Fund were adjusted to reflect the conversion ratios utilized for the reorganization.


15 > FUND REORGANIZATION

       Subject to shareholder approval the Board of Directors of the First American Investment Funds, Inc. has approved the reorganization of the Regional Equity Fund and Micro Cap Value Fund into the Small Cap Value Fund on February 25, 2000.

       Under the proposed Agreement and Plan of Reorganization the Class A and Y shares of both Regional Equity Fund and Micro Cap Value Fund will be exchanged for Class A and Y shares of the Small Cap Value Fund. Class B of Regional Equity Fund will be exchanged for Class B shares of Small Cap Value Fund.


                               115     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

NOTICE TO
SHAREHOLDERS   SEPTEMBER 30, 1999 (UNAUDITED)

       THE INFORMATION SET FORTH BELOW IS FOR THE FUND'S FISCAL YEAR AS REQUIRED BY FEDERAL LAWS. SHAREHOLDERS, HOWEVER, MUST REPORT DISTRIBUTIONS ON A CALENDAR YEAR BASIS FOR INCOME TAX PURPOSES WHICH MAY INCLUDE DISTRIBUTIONS FOR PORTIONS OF TWO FISCAL YEARS OF THE FUND. ACCORDINGLY, THE INFORMATION NEEDED BY SHAREHOLDERS FOR INCOME TAX PURPOSES WILL BE SENT TO THEM IN EARLY 2000. PLEASE CONSULT YOUR TAX ADVISER FOR PROPER TREATMENT OF THIS INFORMATION.

       Dear First American Shareholders:

       For the fiscal year ended September 30, 1999, each fund designated long term capital gains and exempt income with regard to distributions paid during the year as follows:

                                    (A)               (B)               (C)             (D)
                              LONG TERM          ORDINARY
                          CAPITAL GAINS            INCOME             TOTAL
                          DISTRIBUTIONS     DISTRIBUTIONS     DISTRIBUTIONS      QUALIFYING
FUND                        (TAX BASIS)       (TAX BASIS)       (TAX BASIS)    DIVIDENDS(1)
-------------------------------------------------------------------------------------------
Balanced                             80%               20%              100%             27%
Equity Income                        68                32               100              98
Equity Index                         57                43               100              96
Large Cap Growth                     91                 9               100              85
Large Cap Value                      91                 9               100              98
Mid Cap Growth                      100                --               100              --
Mid Cap Value                        68                32               100              30
Micro Cap Value                      99                 1               100             100
Regional Equity                      92                 8               100              --
Small Cap Growth                     82                18               100              14
Small Cap Value                      97                 3               100             100
Emerging Markets                     --                --                --              --
International                        87                13               100              --
International Index                  80                20               100              --
Health Sciences                      48                52               100              88
Technology                           97                 3               100              --
-------------------------------------------------------------------------------------------

  * Items (A) and (B) are based on a percentage of the fund's total distributions.
 ** Item (D) is based on a percentage of ordinary income distributions of the fund.
(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.
(2) Real Estate Securities Fund is not shown due to the fact that the tax year end is December 31st.


                               116     '99 ANNUAL REPORT    FIRST AMERICAN FUNDS

FIRST AMERICAN INVESTMENT FUNDS, INC.
BOARD OF DIRECTORS


       MR. ROBERT DAYTON

       Director of First American Investment Funds, Inc.
       Chief Executive Officer of Okabena Company
--------------------------------------------------------------------------------


       MR. ROGER GIBSON

       Director of First American Investment Funds, Inc.
       Vice President of North America-Mountain Region for United Airlines
--------------------------------------------------------------------------------


       MR. ANDREW HUNTER III

       Director of First American Investment Funds, Inc.
       Chairman of Hunter Keith Industries
--------------------------------------------------------------------------------


       MR. LEONARD KEDROWSKI

       Director of First American Investment Funds, Inc.
       Owner and President of Executive Management Consulting, Inc.
--------------------------------------------------------------------------------


       MR. JOHN MURPHY JR.

       Director of First American Investment Funds, Inc.
       Executive Vice President, U.S. Bancorp
--------------------------------------------------------------------------------


       MR. ROBERT SPIES

       Director of First American Investment Funds, Inc.
       Retired Vice President, U.S. Bank National Association
--------------------------------------------------------------------------------


       MR. JOSEPH STRAUSS

       Director of First American Investment Funds, Inc.
       Former Chairman of First American Investment Funds, Inc.
       Owner and President of Strauss Management Company
--------------------------------------------------------------------------------


       MS. VIRGINIA STRINGER

       Chairperson of First American Investment Funds, Inc.
       Owner and President of Strategic Management Resources, Inc.
--------------------------------------------------------------------------------

This report and the financial statements contained herein are submitted for the general information of the shareholders of the corporation. The report is not authorized for distribution to prospective investors in the corporation unless preceded or accompanied by an effective prospectus for each of the funds included. Shares in the funds are not deposits or obligations of, or guaranteed or endorsed by, U.S. Bank or any of its affiliates. Such shares are also not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. Investment in the shares involves investment risk including loss of principal amount invested.

Past performance does not guarantee future results. The principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

      FIRST AMERICAN INVESTMENT FUNDS, INC.
      1 Freedom Valley Drive
      Oaks, Pennsylvania 19456


INVESTMENT ADVISOR AND ADMINISTRATOR
      FIRST AMERICAN ASSET MANAGEMENT,
      A DIVISION OF U.S. BANK NATIONAL ASSOCIATION
      601 Second Avenue South
      Minneapolis, Minnesota 55402

CUSTODIAN
      U.S. BANK NATIONAL ASSOCIATION
      180 East Fifth Street
      St. Paul, Minnesota 55101

DISTRIBUTOR
      SEI INVESTMENTS DISTRIBUTION CO.
      1 Freedom Valley Drive
      Oaks, Pennsylvania 19456

INDEPENDENT AUDITORS
      ERNST & YOUNG LLP
      1400 Pillsbury Center
      200 South Sixth Street
      Minneapolis, Minnesota 55402

COUNSEL
      DORSEY & WHITNEY LLP
      220 South Sixth Street
      Minneapolis, Minnesota 55402

--------------------------------------------------------------------------------


FIRST AMERICAN FUNDS                                                Bulk Rate
c/o Fulfillment Agent, American Financial Printing Inc.           U.S. Postage
404 Industrial Boulevard, N.E.                                        PAID
Minneapolis, MN 55413                                               Mpls, MN
                                                                Permit No. 26388

In an attempt to reduce shareholder costs and help eliminate duplication, the funds will try to limit their mailing to one report for each address that lists one or more shareholders with the same last name. If you would like additional copies, please call Investor Services at 1-800-637-2548.

11/1999   331-99